UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:(650)312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.
Not Applicable
.

Annual Report
Franklin Limited
Duration Income
Trust
December 31, 2021

Managed Distribution Policy : The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly net asset value (NAV) of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Not FDIC Insured May Lose Value No Bank Guarantee
franklintempleton.com
Annual Report

Contents
Annual Report
Franklin Limited Duration Income Trust 2
Performance Summary 5
Financial Highlights and Statement of Investments 8
Financial Statements 33
Notes to Financial Statements 37
Report of Independent Registered
Public Accounting Firm 51
Tax Information 53
Important Information to Shareholders 54
Annual Meeting of Shareholders 65
Dividend Reinvestment and Cash Purchase Plan 66
Board Members and Officers 68
Shareholder Information 73
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Annual Report
ANNUAL REPORT
Franklin Limited Duration Income Trust
Dear Shareholder:
This annual report for Franklin Limited Duration Income Trust covers the fiscal year ended December 31, 2021 .
Your Fund’s Goal and Main Investments
The Fund seeks to provide high, current income, with a
secondary objective of capital appreciation to the extent
possible and consistent with the Fund’s primary objective,
through a portfolio consisting primarily of high-yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.
*
Total investments include long-term and short-term investments.
**Includes collateralized loan obligations.
***Includes common stocks, preferred stocks, warrants and convertible bonds.
Performance Overview
For the 12 months under review, the Fund posted cumulative
total returns of +5.16% based on net asset value and
+6.77% based on market price. Net asset value decreased
from $9.43 per share on December 31, 2020, to $8.97 at
period-end, and the market price decreased from $9.42 to
$9.09 over the same period. You can find the Fund’s long-
term performance data in the Performance Summary on
page 5 .
The Fund has a managed distribution plan pursuant to which
the Fund makes monthly distributions to shareholders at an
annual minimum fixed rate of 10%, based on the average
monthly net asset value of the Fund’s common shares (the
“Plan”). The Plan has maintained this 10% fixed rate since
it began in January 2017. The Plan has no impact on the
Fund’s investment strategy and may reduce the Fund’s
net asset value. The Plan resulted in a return of capital of
+41.31% during the period. The Fund’s investment manager
believes the Plan helps maintain the Fund’s competitiveness
and may benefit the Fund’s market price and premium/
discount to the Fund’s net asset value. You can find the total for the Fund's return of capital distributions per share during the period in the Performance Summary beginning on 5 .
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Economic and Market Overview
While “reflation,” meaning a return to growth, was the key
driver for markets in the first quarter of 2021, “inflation”
and commensurate risks of higher commodity prices took
center stage over the summer and into the fall. Amid
market concerns surrounding the COVID-19 Delta variant
and ever-changing views around the trajectory of U.S.
Federal Reserve (Fed) tapering, U.S. Treasury (UST) yields
experienced periods of volatility. As supply chain-induced
inflation persisted, U.S. policymakers signaled a move away
from the “transitory inflation” stance, leading to renewed
market focus on the timing of a Fed taper and interest rate
hike. During November 2021, news of the highly contagious
Omicron variant weighed on market sentiment. Against this
backdrop, the Fed began the process of winding down its
pandemic-era asset purchases, which was followed with a
December announcement that tapering of asset purchases
will be accelerated to the monthly rate of $30 billion starting in January; at this pace, the Fed will cease their purchases by mid-March of 2022. The Fed also had turned much more
hawkish with a median projection of three federal funds
target rate hikes in 2022 followed by an additional three
in 2023, which was more in-line with market expectations.
During the performance period under review, UST yields
rose sharply throughout the year steepening the yield curve.
Investment Strategy
We invest in a diversified mix of fixed income securities,
primarily high-yield corporate bonds, senior secured
floating rate corporate loans, and mortgage- and other
asset-backed securities. The Fund may also invest a
small portion in marketplace loans. Our top-down analysis
Portfolio Composition
12/31/21
% of Total
Investments*
Corporate Bonds 41.2%
Senior Floating Rate Interests 31.6%
Mortgage-Backed Securities 11.0%
Asset-Backed Securities** 6.6%
Marketplace Loans 5.6%
Commercial Mortgage-Backed Securities 0.8%
Residential Mortgage-Backed Securities 0.8%
Other*** 0.2%
Short-Term Investments 2.2%
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Summary Statement of Investments (SOI).
The SOI begins on page
9
.

Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
of macroeconomic trends combined with a bottom-up
analysis of market sectors, industries and issuers drives
our investment process. We seek to maintain a limited
duration, or interest-rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate
loan sectors, we seek securities trading at reasonable
valuations from issuers with characteristics such as strong
market positions, stable cash flows, reasonable capital
structures, supportive asset values, strong sponsorship
and improving credit fundamentals. In the mortgage- and
other asset-backed securities sector, we look to capture
an attractive income stream and total return through our
analysis of security prepayment assumptions, potential
pricing inefficiencies and underlying collateral characteristics.
Manager’s Discussion
High-Yield Corporate Bonds
The U.S. High Yield market (HY) continued to enjoy a
favorable environment for leveraged credit. For most of
the year, investor’s reach for yield remained strong, and
market participants focused on the positives. All industrial sectors posted generally positive performance on a year-to-
date (YTD) basis, led by the energy segment. Most issuers
have solid liquidity following a year-and-a-half of wide-open capital markets, and the last 12-month (LTM) default rate
is near a historic low and likely to remain muted for 2022.
Technical conditions are likely to be supported by lower new issuance in 2022 and a surge in rising stars. Despite input
cost inflation pressures and supply-chain related shortages
potentially presenting headwinds to the fundamental picture, the vast majority of U.S. HY sectors are still not likely to be negatively impacted to a significant degree. Although
HY retail fund flows were largely flat on a YTD basis, new
issuance levels ended 2021 at record levels, driven primarily by refinancing activity.
Overall, The U.S. HY sector, as measured by the ICE BofA
U.S. High Yield Constrained Index, returned +5.35% for the
12-month period ending December 31, 2021, with lower
quality rating categories outperforming.
1
Floating Rate Corporate Loans
Positive developments on the vaccine front and meaningful
fiscal stimulus helped to drive favorable technical conditions in the loan market and strong principal returns. The more
favorable environment supported demand for lower-rated
loans trading at deeper discounts to par, especially those in industries that were expected to benefit from a reopening
economy. Inflows into loan retail vehicles accelerated, and
record issuance of collateralized loan obligation (CLO)
vehicles contributed to the rally. New issuance to finance
mergers-and-acquisitions and leveraged buyouts also
significantly increased, but the strength of demand helped to absorb the net issuance.
Following several consecutive months of outflows in 2020,
retail vehicle inflows accelerated in 2021 as more investors looked to the asset class in response to rising UST yields
and potential inflation. Assets under management reached
a two-year high, helping to offset prior years of net outflows.
Technical conditions in the loan market remained robust as
demand from CLOs also bolstered support for loan prices.
Issuance of new CLOs reached a record for annual issuance
in 2021, outpacing the rate from the prior years, amid
demand for floating-rate assets and as managers looked
to issue vehicles ahead of the transition away from London
Interbank Offered Rate (LIBOR)-based liabilities.
Positive flows and CLO issuance led to a supply and
demand imbalance at the beginning of 2021, resulting in
arrangers launching more repricing deals to reduce spreads
on existing loans, after those deals were largely absent from the market for most of 2020. Net new issuance eventually
increased significantly, driven by deals to finance mergers
and acquisitions and leveraged buyouts. In 2021, the volume
of acquisition-related deals from private equity sponsors
was the highest since the global financial crisis and included the largest loan deal since 2013. Issuance of B rated loans
exceeded the pace from prior periods, leading to a further
shift in the ratings mix in the loan market, particularly from
Upper- to Middle-Tier loans.
The default rate fell below the historical average by the end of the period, nearing a record low. While renewed virus
fears contributed to continued bifurcation between issuers in industries less impacted by the COVID-19 crisis and those
affected by continued virus fears, the percentage of loans
trading at distressed levels sharply declined. In response to the improved earnings and outlook, the pace of credit rating upgrades significantly exceeded that of downgrades.
Mortgage-Backed Securities (MBS) and Securitized
Sectors
Securitized sector performance was challenged over the
period, with only non-agency mortgage-backed securities
(RMBS) posting positive total returns. Agency mortgage-
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
backed securities (MBS) and commercial mortgage-backed
securities (CMBS) posted negative returns and lagged credit
related sectors.
In the Federal Open Market Committee meeting on
December 15, the Fed announced an accelerated taper of
asset purchases, with an intent to purchase $20 billion in
MBS starting in January 2022, compared to $35 billion in
December 2021. With this accelerated pace, we expect the
operation to conclude in March 2022. Since March 15, 2020,
the Fed has purchased $2.83 trillion of agency MBS and
as of January 10, 2022, owned 31.9% of the agency MBS
market. For comparison, the Fed purchased $1.25 trillion
and $900 billion during the first quantitative easing (QE1)
and QE2, respectively.
Zero-volatility option adjusted spreads (ZV-OAS) fluctuated
throughout the period but ended the 12-month reporting
period tighter by 2 basis points (bps), moving from 60 bps on
December 31, 2020, to 58 bps as on December 31, 2021.
We believe spreads could start widening into accelerated
taper and as origination increases in the spring and summer
months of 2022.
Throughout 2020 capacity constraints in the mortgage
market led to higher primary and secondary market spreads
and kept mortgage rates rangebound, despite a large rally
in UST rates. Primary and secondary spreads are now at
81 bps, closer to the long-term historical average of 99 bps, and we expect them to have a lower impact on prepayments
in 2022. The Primary Mortgage Market Survey (PMMS)
rate remains historically low, however, currently slightly
over a quarter of the MBS universe is in-the-money (ITM)
to refinance, compared to a significantly larger figure in
2020. We expect prepayments at the index level to continue
to slow in the near-term to the low teens on a constant
prepayment rate basis.
Tighter yield spreads compared to long-term averages,
combined with the possibility of spread widening due to Fed
tapering leads us to our cautious stance on agency MBS.
We believe that there will be buying opportunities on market dips, and that agency MBS should continue to provide high
quality allocation and a modestly attractive carry profile.
We decreased allocation to agency MBS over the period.
The portfolio’s mortgage exposure remained heavily
weighted to conventional Freddie Mac and Fannie Mae
MBS, mainly in 2.0% and 2.5% coupon securities. We
maintained small allocations to RMBS and CMBS. RMBS
allocation is primarily in credit risk transfer securities.
A fundamentally solid housing backdrop is positive for
mortgage credit and should continue to support the RMBS
sector over the near- to intermediate-term, in our view, and we maintain our neutral outlook for the sector with reason for optimism.
Over the last quarter, we have upgraded our outlook on
the CMBS sector from bearish to moderately bearish.
Fundamentals in the commercial real estate sector continue
to improve marginally and this recovery has led us to soften our bearish stance, although fundamentals are still trailing pre-COVID levels, and the current reflation recovery may
turn out to not be durable.
Thank you for your continued participation in Franklin Limited
Duration Income Trust. We look forward to serving your
future investment needs.
Sincerely,
David Yuen, CFA, FRM
Sonal Desai, Ph.D.
Glenn I. Voyles, CFA
Justin Ma, CFA
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of December 31, 2021, the end
of the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.

Performance Summary as of December 31, 2021
Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 12/31/21
1,2
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Share Prices
Cumulative Total Return
3
Average Annual Total Return

Based on
NAV
4
Based on
market price
5
Based on
NAV

Based on
market price

1-Year 5.16% 6.77% 5.16% 6.77%
5-Year 14.08% 28.62% 2.67% 5.16%
10-Year 51.86% 65.25% 4.27% 5.15%
Symbol: FTF 12/31/21 12/31/20 Change
Net Asset Value (NAV) $8.97 $9.43 -$0.46
Market Price (NYSE) $9.09 $9.42 -$0.33
See page 7 for Performance Summary footnotes.

Franklin Limited Duration Income Trust
Performance Summary

franklintempleton.com
Annual Report
See page 7 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
1/1/12–12/31/21

Franklin Limited Duration Income Trust
Performance Summary

franklintempleton.com
Annual Report
All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower-rated securities held in the portfolio. Floating-rate loans and high-yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results.
1. Figures are for common shares. As of 12/31/21, the Fund had leverage in the amount of 33.48% of the Fund’s total portfolio. The Fund employs leverage through partic-
ipation in a Credit Facility, entering into reverse repurchase agreements, and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/23. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. Assumes reinvestment of distributions based on net asset value.
5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
6. Source: Factset. The Blended Benchmark is calculated internally and is composed of 1/3 Credit Suisse (CS) High Yield Index, 1/3 CS Leveraged Loan Index and 1/3
Bloomberg U.S. Mortgage-Backed Securities Index. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar- denominated high-yield debt traded in the U.S. credit market. The CS Leveraged Loan Index (CS LLI) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or S&P. The Bloomberg U.S. Mortgage-Backed Securities (MBS) Index
tracks the performance of fixed-rate agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
Effective June 1, 2017, hybrid adjustable-rate mortgages were removed from the index.
See www.franklintempletondatasources.com for additional data provider information.
Distributions
(1/1/21–12/31/21)
Net Investment
Income
Tax Return
of Capital Total
$0.5478 $0.3849 $0.9327

Franklin Limited Duration Income Trust
Financial Highlights
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a
Year Ended December 31,
2017
a
Year Ended
March 31, 2017 2021 2020 2019 2018
Per common share operating
performance
(for a common share outstanding throughout
the year)
Net asset value, beginning of year ....... $9.43 $10.00 $10.11 $12.32 $12.91 $12.38
Income from investment operations:
Net investment income
b
............. 0.52 0.51 0.53 0.57 0.48 0.62
Net realized and unrealized gains (losses) (0.05) (0.15) 0.39 (0.79) (0.03) 0.85
Dividends to preferred shareholders from
net investment income .............. — — — (0.06) (0.08) (0.07)
Total from investment operations ........ 0.47 0.36 0.92 (0.28) 0.37 1.40
Less distributions to common shareholders
from:
Net investment income .............. (0.55) (0.55) (0.58) (0.49) (0.43) (0.57)
Tax return of capital ................ (0.38) (0.38) (0.45) (0.68) (0.53) (0.36)
Total distributions ................... (0.93) (0.93) (1.03) (1.17) (0.96) (0.93)
Repurchase of shares .............. — — — — — 0.06
Dilution effect of rights offering ........ — — — (0.76)
c
— —
Net asset value, end of year ........... $8.97 $9.43 $10.00 $10.11 $12.32 $12.91
Market value, end of year
d
............. $9.09 $9.42 $9.59 $9.02 $11.83 $11.97
Total return (based on net asset value per
share)
e
........................... 5.16% 4.26% 9.33% (9.07)% 4.71% 12.02%
Total return (based on market value per
share)
e
........................... 6.77% 9.43% 18.34% (14.86)% 7.08% 14.07%
Ratios to average net assets applicable
to common shares
f,g
Expenses before waiver and payments by
affiliates .......................... 1.76% 1.86% 2.16% 1.73% 1.25% 1.35%
Expenses net of waiver and payments by
affiliates
h
.......................... 1.75% 1.85% 2.15% 1.71% 1.23% 1.32%
Net investment income ............... 5.58% 5.51% 5.15% 4.97% 5.04% 4.83%
Supplemental data
Net assets applicable to common shares,
end of year (000’s) .................. $270,437 $284,199 $301,452 $304,804 $278,489 $291,875
Portfolio turnover rate ................ 107.66% 106.46% 113.49% 198.44% 168.28% 265.00%
Portfolio turnover rate excluding mortgage
dollar rolls
i
........................ 51.04% 60.46% 57.50% 63.84% 46.49% 93.00%
Total credit facility and reverse repurchase
agreements outstanding at end of year
(000’s) ........................... $116,359 $111,505 $107,117 $90,000
j
$— $—
Asset coverage per preferred share ...... $— $— $— $—
k
$72,311 $74,809
Liquidation preference per preferred share $— $— $— $—
k
$25,000 $25,000
Asset coverage per $1,000 of debt ...... $3,324 $3,549 $3,814 $4,387
j
$— $—
a
For the period April 1, 2017 to December 31, 2017.
b
Based on average daily shares outstanding.
c
Represents the impact of Fund’s rights offering of 7,534,709 common shares in October 2018 as a subscription price per share based on a formula.
d
Based on the last sale on the NYSE American.
e
Total return is not annualized for periods less than one year.
f
Ratios are annualized for periods less than one year.
g
Based on income and expenses applicable to both common and preferred shares.
h
Benefit of expense reduction rounds to less than 0.01%.
i
See Note 1(d) regarding mortgage dollar rolls.
j
Effective August 15, 2018, the Fund began participating in a credit facility.
k
Effective August 15, 2018, the Fund's preferred shares were liquidated.

Franklin Limited Duration Income Trust
Summary Statement of Investments, December 31, 2021
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country Shares
a
Value
a a a a a a
Common Stocks 0.3%
Hotels, Restaurants & Leisure 0.0%
†
24 Hour Fitness Worldwide, Inc. .......................... United States 24,950 $ 32,747
Machinery 0.1%
a
Birch Permian Holdings, Inc. ............................. United States 2,309 34,635
a
Birch Permian Holdings, Inc. ............................. United States 17,998 267,720
302,355
Metals & Mining 0.2%
a
Petra Diamonds Ltd., DI ................................ South Africa 331,401 331,671
Oil, Gas & Consumable Fuels 0.0%
†
a
Amplify Energy Corp. .................................. United States 281 874
California Resources Corp. .............................. United States 42 1,794
a,b,c
Nine Point Energy Holdings, Inc. .......................... United States 2,334,763 —
a,b,c
Riviera Resources, Inc. ................................. United States 6,305 —
2,668
Road & Rail 0.0%
†
a,b
Onsite Rental Group Operations Pty. Ltd. ................... Australia 522,133 44,245
Specialty Retail 0.0%
†
a
Party City Holdco, Inc. .................................. United States 1 5
Total Common Stocks (Cost $2,237,299) .......................................
713,691
Preferred Stocks 0.0%
†
Hotels, Restaurants & Leisure 0.0%
†
a
24 Hour Fitness Worldwide, Inc. .......................... United States 59,089 136,643
a
Total Preferred Stocks (Cost $79,741) ..........................................
136,643
Warrants
Warrants 0.0%
†
Oil, Gas & Consumable Fuels 0.0%
†
a,b
Battalion Oil Corp., A, 10/08/22 ........................... United States 752 2
a,b
Battalion Oil Corp., B, 10/08/22 ........................... United States 940 —
a,b
Battalion Oil Corp., C, 10/08/22 ........................... United States 1,209 —
a
California Resources Corp., 10/27/24 ...................... United States 96 1,191
1,193
Paper & Forest Products 0.0%
†
a
Verso Corp., 7/25/23 ................................... United States 438 4,949
Total Warrants (Cost $—) .....................................................
6,142
Principal
Amount
*
Convertible Bonds 0.0%
†
Wireless Telecommunication Services 0.0%
†
d,e,f
Digicel Group Holdings Ltd. , Sub. Bond , 144A, PIK, 7% , Perpetual Bermuda 33,729 28,774
Total Convertible Bonds (Cost $8,244) .........................................
28,774
Corporate Bonds 61.9%
Aerospace & Defense 0.5%
f,g
TransDigm , Inc. , Senior Secured Note , 144A, 6.25% , 3/15/26 .... United States 1,400,000 1,456,896

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Airlines 1.0%
f,g
American Airlines Inc / AAdvantage Loyalty IP Ltd. , Senior Secured
Note , 144A, 5.5% , 4/20/26 ............................. United States 1,000,000 $ 1,041,430
f,g
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property
Assets Ltd. , Senior Secured Note , 144A, 6.5% , 6/20/27 ....... United States 1,200,000 1,282,806
f
United Airlines, Inc. ,
Senior Secured Note, 144A, 4.375%, 4/15/26 .............. United States 100,000 104,405
Senior Secured Note, 144A, 4.625%, 4/15/29 .............. United States 300,000 309,999
2,738,640
Auto Components 1.7%
f
Adient US LLC , Senior Secured Note , 144A, 9% , 4/15/25 ....... United States 300,000 319,086
h
Dana, Inc. , Senior Note , 5.625% , 6/15/28 ................... United States 1,400,000 1,489,432
f
Dornoch Debt Merger Sub, Inc. , Senior Note , 144A, 6.625% ,
10/15/29 .......................................... United States 800,000 791,000
g
Goodyear Tire & Rubber Co. (The) , Senior Note , 9.5% , 5/31/25 ... United States 1,000,000 1,082,190
f,g
Real Hero Merger Sub 2, Inc. , Senior Note , 144A, 6.25% , 2/01/29 . United States 1,000,000 999,845
4,681,553
Automobiles 0.5%
f,g
Jaguar Land Rover Automotive plc , Senior Note , 144A, 5.5% ,
7/15/29 ........................................... United Kingdom 1,300,000 1,303,224
Banks 0.6%
e,g
JPMorgan Chase & Co. , R , Junior Sub. Bond , 6% to 8/01/23, FRN
thereafter , Perpetual ................................. United States 1,500,000 1,565,813
Beverages 0.3%
f
Primo Water Holdings, Inc. , Senior Note , 144A, 4.375% , 4/30/29 .. Canada 700,000 694,148
Biotechnology 0.7%
f,g
Emergent BioSolutions , Inc. , Senior Note , 144A, 3.875% , 8/15/28 . United States 900,000 865,156
f,g
Horizon Therapeutics USA, Inc. , Senior Note , 144A, 5.5% , 8/01/27 United States 1,100,000 1,156,925
2,022,081
Building Products 1.4%
f,g
Cornerstone Building Brands, Inc. , Senior Note , 144A, 6.125% ,
1/15/29 ........................................... United States 1,000,000 1,070,240
f,g
JELD-WEN, Inc. , Senior Note , 144A, 4.625% , 12/15/25 ......... United States 1,600,000 1,613,712
f
Standard Industries, Inc. , Senior Note , 144A, 5% , 2/15/27 ....... United States 300,000 309,191
f,g
Summit Materials LLC / Summit Materials Finance Corp. , Senior
Note , 144A, 5.25% , 1/15/29 ............................ United States 800,000 839,088
3,832,231
Capital Markets 0.1%
f
Jane Street Group / JSG Finance, Inc. , Senior Secured Note , 144A,
4.5% , 11/15/29 ...................................... United States 300,000 303,492

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Chemicals 2.9%
d,f
Anagram International, Inc. / Anagram Holdings LLC , Secured Note ,
144A, PIK, 10% , 8/15/26 .............................. United States 136,241 $ 139,715
f
Braskem Idesa SAPI , Senior Secured Bond , 144A, 6.99% , 2/20/32 Mexico 300,000 301,620
f
Consolidated Energy Finance SA , Senior Note , 144A, 5.625% ,
10/15/28 .......................................... Switzerland 600,000 587,343
f
CVR Partners LP / CVR Nitrogen Finance Corp. , Senior Secured
Note , 144A, 6.125% , 6/15/28 ........................... United States 300,000 316,942
f,g
Element Solutions, Inc. , Senior Note , 144A, 3.875% , 9/01/28 ..... United States 700,000 704,504
f,h
GPD Cos., Inc. , Senior Secured Note , 144A, 10.125% , 4/01/26 ... United States 1,500,000 1,599,608
f,g
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. , Senior Note ,
144A, 9% , 7/01/28 ................................... United States 1,000,000 1,067,835
f
Ingevity Corp. , Senior Note , 144A, 3.875% , 11/01/28 ........... United States 400,000 390,106
d,f
Kobe US Midco 2, Inc. , Senior Note , 144A, PIK, 9.25% , 11/01/26 .. United States 200,000 205,479
f
LSF11 A5 HoldCo LLC , Senior Note , 144A, 6.625% , 10/15/29 .... United States 600,000 591,843
f,g
Rain CII Carbon LLC / CII Carbon Corp. , Secured Note , 144A,
7.25% , 4/01/25 ..................................... United States 600,000 614,028
f
SCIH Salt Holdings, Inc. ,
Senior Note, 144A, 6.625%, 5/01/29 ..................... United States 500,000 468,202
g
Senior Secured Note, 144A, 4.875%, 5/01/28 .............. United States 300,000 288,470
f
Unifrax Escrow Issuer Corp. ,
Senior Note, 144A, 7.5%, 9/30/29 ....................... United States 200,000 202,284
Senior Secured Note, 144A, 5.25%, 9/30/28 ............... United States 300,000 303,810
7,781,789
Commercial Services & Supplies 1.7%
f
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas
LuxCo 4 SARL , Senior Secured Note , 144A, 4.625% , 6/01/28 .. United States 500,000 500,562
f
APX Group, Inc. , Senior Note , 144A, 5.75% , 7/15/29 ........... United States 800,000 789,128
f,g
GFL Environmental, Inc. , Senior Secured Note , 144A, 5.125% ,
12/15/26 .......................................... Canada 1,200,000 1,249,470
f,g
Harsco Corp. , Senior Note , 144A, 5.75% , 7/31/27 ............. United States 1,400,000 1,427,650
f,g
Prime Security Services Borrower LLC / Prime Finance, Inc. , Senior
Secured Note , 144A, 3.375% , 8/31/27 .................... United States 600,000 580,005
4,546,815
Construction & Engineering 1.1%
f
Arcosa , Inc. , Senior Note , 144A, 4.375% , 4/15/29 ............. United States 300,000 304,569
f
Great Lakes Dredge & Dock Corp. , Senior Note , 144A, 5.25% ,
6/01/29 ........................................... United States 500,000 515,752
f
VM Consolidated, Inc. , Senior Note , 144A, 5.5% , 4/15/29 ....... United States 800,000 805,136
f,g
Weekley Homes LLC / Weekley Finance Corp. , Senior Note , 144A,
4.875% , 9/15/28 ..................................... United States 1,300,000 1,340,963
2,966,420
Consumer Finance 0.6%
f
FirstCash , Inc. , Senior Note , 144A, 4.625% , 9/01/28 ........... United States 400,000 400,368
f
PRA Group, Inc. , Senior Note , 144A, 5% , 10/01/29 ............ United States 300,000 301,203
f
PROG Holdings, Inc. , Senior Note , 144A, 6% , 11/15/29 ......... United States 900,000 927,342
1,628,913
Containers & Packaging 3.7%
f,g
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal
Packaging Finance plc , Senior Note , 144A, 4% , 9/01/29 ....... United States 1,500,000 1,488,502
f
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. ,
Senior Note, 144A, 5.25%, 8/15/27 ...................... United States 600,000 604,425
Senior Secured Note, 144A, 5.25%, 4/30/25 ............... United States 600,000 620,121

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Containers & Packaging (continued)
g
Crown Americas LLC / Crown Americas Capital Corp. VI , Senior
Note , 4.75% , 2/01/26 ................................. United States 500,000 $ 513,158
f
Mauser Packaging Solutions Holding Co. ,
g
Senior Note, 144A, 7.25%, 4/15/25 ...................... United States 1,500,000 1,505,475
h
Senior Secured Note, 144A, 8.5%, 4/15/24 ................ United States 1,200,000 1,247,022
f
Owens-Brockway Glass Container, Inc. ,
g
Senior Note, 144A, 5.875%, 8/15/23 ..................... United States 400,000 419,406
Senior Note, 144A, 6.625%, 5/13/27 ..................... United States 500,000 528,000
f
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer,
Inc. , Senior Secured Note , 144A, 4.375% , 10/15/28 .......... United States 300,000 298,204
f,h
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer
LLC/Reynolds Group Holdings Ltd. , Senior Secured Note , 144A,
4% , 10/15/27 ....................................... United States 1,200,000 1,168,584
f,g
Sealed Air Corp. ,
Senior Bond, 144A, 5.5%, 9/15/25 ....................... United States 600,000 664,350
Senior Note, 144A, 5.125%, 12/01/24 .................... United States 500,000 536,075
f,g
Trivium Packaging Finance BV , Senior Note , 144A, 8.5% , 8/15/27 . Netherlands 400,000 423,400
10,016,722
Distributors 0.1%
f
Ritchie Bros Holdings, Inc. , Senior Note , 144A, 4.75% , 12/15/31 .. Canada 300,000 313,707
Diversified Consumer Services 0.3%
Grand Canyon University , 5.125% , 10/01/28 .................
United States 800,000 823,444
Diversified Financial Services 1.0%
f,g
Jefferson Capital Holdings LLC , Senior Note , 144A, 6% , 8/15/26 .. United States 1,200,000 1,216,236
f,h
MPH Acquisition Holdings LLC , Senior Note , 144A, 5.75% , 11/01/28 United States 1,500,000 1,428,772
2,645,008
Diversified Telecommunication Services 1.7%
f
Altice France Holding SA ,
Senior Note, 144A, 6%, 2/15/28 ........................ Luxembourg 300,000 287,040
g
Senior Secured Note, 144A, 10.5%, 5/15/27 ............... Luxembourg 1,700,000 1,829,897
f,g
DKT Finance ApS , Senior Secured Note , 144A, 9.375% , 6/17/23 .. Denmark 1,500,000 1,523,086
f
Iliad Holding SASU , Senior Secured Note , 144A, 6.5% , 10/15/26 .. France 800,000 841,672
4,481,695
Electric Utilities 0.6%
f
Vistra Operations Co. LLC ,
g
Senior Note, 144A, 5.625%, 2/15/27 ..................... United States 1,300,000 1,340,644
Senior Note, 144A, 4.375%, 5/01/29 ..................... United States 400,000 401,458
1,742,102
Electrical Equipment 0.7%
f,g
Sensata Technologies BV , Senior Note , 144A, 4% , 4/15/29 ...... United States 1,000,000 1,022,980
f
Vertiv Group Corp. , Senior Secured Note , 144A, 4.125% , 11/15/28 United States 800,000 809,372
1,832,352
Electronic Equipment, Instruments & Components 0.2%
f
TTM Technologies, Inc. , Senior Note , 144A, 4% , 3/01/29 ........ United States 500,000 497,633
Energy Equipment & Services 1.3%
f,g
CSI Compressco LP / CSI Compressco Finance, Inc. ,
d
Secured Note, 144A, PIK, 10%, 4/01/26 .................. United States 1,058,831 1,032,779
Senior Secured Note, 144A, 7.5%, 4/01/25 ................ United States 325,000 328,729

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Energy Equipment & Services (continued)
f,g
Nabors Industries Ltd. , Senior Note , 144A, 7.25% , 1/15/26 ...... United States 1,000,000 $ 926,040
f
Weatherford International Ltd. ,
Senior Note, 144A, 11%, 12/01/24 ....................... United States 111,000 114,445
Senior Note, 144A, 8.625%, 4/30/30 ..................... United States 700,000 727,864
Senior Secured Note, 144A, 6.5%, 9/15/28 ................ United States 400,000 423,800
3,553,657
Entertainment 1.2%
f,g
Banijay Entertainment SASU , Senior Secured Note , 144A, 5.375% ,
3/01/25 ........................................... France 2,000,000 2,042,250
f,h
Netflix, Inc. , Senior Note , 144A, 3.625% , 6/15/25 .............. United States 1,100,000 1,160,341
3,202,591
Equity Real Estate Investment Trusts (REITs) 1.1%
f
American Finance Trust, Inc. / American Finance Operating Partner
LP , Senior Note , 144A, 4.5% , 9/30/28 ..................... United States 500,000 504,437
f
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP ,
Senior Note , 144A, 3.75% , 12/15/27 ...................... United States 800,000 781,941
f
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK
Finance Co-Issuer , Senior Secured Note , 144A, 5.875% , 10/01/28 United States 500,000 520,738
f,g
VICI Properties LP / VICI Note Co., Inc. , Senior Note , 144A, 3.75% ,
2/15/27 ........................................... United States 700,000 723,814
f
XHR LP , Senior Secured Note , 144A, 4.875% , 6/01/29 ......... United States 400,000 407,684
2,938,614
Food Products 0.5%
g
B&G Foods, Inc. ,
Senior Note, 5.25%, 4/01/25 ........................... United States 1,000,000 1,022,500
Senior Note, 5.25%, 9/15/27 ........................... United States 400,000 413,960
1,436,460
Health Care Equipment & Supplies 0.4%
f
Mozart Debt Merger Sub, Inc. ,
Senior Note, 144A, 5.25%, 10/01/29 ..................... United States 500,000 507,860
Senior Secured Note, 144A, 3.875%, 4/01/29 .............. United States 400,000 399,388
f
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA ,
Senior Note , 144A, 7.375% , 6/01/25 ...................... United States 180,000 190,083
1,097,331
Health Care Providers & Services 2.8%
g
Centene Corp. ,
Senior Note, 4.25%, 12/15/27 .......................... United States 400,000 417,692
Senior Note, 2.45%, 7/15/28 ........................... United States 1,500,000 1,479,810
f
CHS/Community Health Systems, Inc. ,
Secured Note, 144A, 6.125%, 4/01/30 .................... United States 500,000 495,417
Senior Secured Note, 144A, 6.625%, 2/15/25 .............. United States 500,000 518,068
Senior Secured Note, 144A, 5.625%, 3/15/27 .............. United States 400,000 423,820
f,g
DaVita, Inc. , Senior Note , 144A, 4.625% , 6/01/30 ............. United States 700,000 717,892
f,g
MEDNAX, Inc. , Senior Note , 144A, 6.25% , 1/15/27 ............ United States 1,300,000 1,361,698
f,g
ModivCare , Inc. , Senior Note , 144A, 5.875% , 11/15/25 ......... United States 1,500,000 1,576,800
f,g
Tenet Healthcare Corp. , Senior Secured Note , 144A, 4.875% ,
1/01/26 ........................................... United States 500,000 514,333
7,505,530

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Hotels, Restaurants & Leisure 5.5%
f,i
24 Hour Fitness Worldwide, Inc. , Senior Note , 144A, 8% , 6/01/22 . United States 1,500,000 $ 450
f,g
Boyd Gaming Corp. , Senior Note , 144A, 8.625% , 6/01/25 ....... United States 650,000 697,268
f
Boyne USA, Inc. , Senior Note , 144A, 4.75% , 5/15/29 ........... United States 300,000 309,514
f
Caesars Entertainment, Inc. , Senior Secured Note , 144A, 6.25% ,
7/01/25 ........................................... United States 900,000 945,810
f
Caesars Resort Collection LLC / CRC Finco , Inc. , Senior Secured
Note , 144A, 5.75% , 7/01/25 ............................ United States 400,000 418,236
f
Carnival Corp. ,
Senior Note, 144A, 7.625%, 3/01/26 ..................... United States 400,000 419,822
g
Senior Note, 144A, 5.75%, 3/01/27 ...................... United States 1,500,000 1,502,250
f
Everi Holdings, Inc. , Senior Note , 144A, 5% , 7/15/29 ........... United States 700,000 708,151
f
Genting New York LLC / GENNY Capital, Inc. , Senior Note , 144A,
3.3% , 2/15/26 ...................................... United States 400,000 396,487
f
International Game Technology plc , Senior Secured Note , 144A,
4.125% , 4/15/26 ..................................... United States 400,000 412,524
f
Motion Bondco DAC , Senior Note , 144A, 6.625% , 11/15/27 ...... United Kingdom 200,000 202,283
f
NCL Corp. Ltd. , Senior Note , 144A, 5.875% , 3/15/26 ........... United States 300,000 299,063
f
Papa John's International, Inc. , Senior Note , 144A, 3.875% , 9/15/29 United States 300,000 298,942
f
Penn National Gaming, Inc. , Senior Note , 144A, 4.125% , 7/01/29 . United States 400,000 388,606
f
Premier Entertainment Sub LLC / Premier Entertainment Finance
Corp. ,
Senior Bond, 144A, 5.875%, 9/01/31 ..................... United States 500,000 502,500
g
Senior Note, 144A, 5.625%, 9/01/29 ..................... United States 1,000,000 993,595
f
Royal Caribbean Cruises Ltd. , Senior Note , 144A, 5.5% , 8/31/26 .. United States 700,000 712,544
f
Six Flags Theme Parks, Inc. , Senior Secured Note , 144A, 7% ,
7/01/25 ........................................... United States 400,000 427,625
f,g
Studio City Finance Ltd. , Senior Note , 144A, 5% , 1/15/29 ....... Macau 1,500,000 1,344,848
f
Vail Resorts, Inc. , Senior Note , 144A, 6.25% , 5/15/25 .......... United States 200,000 208,200
f,g
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. , Senior Bond ,
144A, 5.5% , 3/01/25 ................................. United States 1,700,000 1,753,295
f
Wynn Macau Ltd. , Senior Note , 144A, 5.625% , 8/26/28 ......... Macau 500,000 463,750
f,g
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. , Senior
Note , 144A, 7.75% , 4/15/25 ............................ United States 1,500,000 1,574,648
14,980,411
Household Durables 0.9%
f
Ashton Woods USA LLC / Ashton Woods Finance Co. ,
Senior Note, 144A, 6.625%, 1/15/28 ..................... United States 500,000 529,260
g
Senior Note, 144A, 4.625%, 4/01/30 ..................... United States 1,000,000 984,015
M/I Homes, Inc. , Senior Note , 3.95% , 2/15/30 ................
United States 600,000 591,909
f
Williams Scotsman International, Inc. , Senior Secured Note , 144A,
4.625% , 8/15/28 ..................................... United States 300,000 310,183
2,415,367
Independent Power and Renewable Electricity Producers 2.2%
f,g
Calpine Corp. , Senior Note , 144A, 5.125% , 3/15/28 ............ United States 1,500,000 1,525,170
f
Clearway Energy Operating LLC ,
Senior Bond, 144A, 3.75%, 1/15/32 ...................... United States 400,000 397,574
g
Senior Note, 144A, 4.75%, 3/15/28 ...................... United States 300,000 315,816
Senior Note, 144A, 3.75%, 2/15/31 ...................... United States 200,000 199,808
f,g
InterGen NV , Senior Secured Bond , 144A, 7% , 6/30/23 ......... Netherlands 2,000,000 1,988,050
f,g
Leeward Renewable Energy Operations LLC , Senior Note , 144A,
4.25% , 7/01/29 ..................................... United States 1,000,000 1,011,480
g
Talen Energy Supply LLC , Senior Note , 6.5% , 6/01/25 .......... United States 1,600,000 638,336
6,076,234

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Insurance 0.4%
f,g
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer , Senior
Note , 144A, 6.75% , 10/15/27 ........................... United States 1,100,000 $ 1,142,394
Internet & Direct Marketing Retail 0.2%
f
Match Group Holdings II LLC ,
Senior Note, 144A, 4.625%, 6/01/28 ..................... United States 500,000 521,148
Senior Note, 144A, 3.625%, 10/01/31 .................... United States 100,000 97,272
618,420
IT Services 1.3%
f
Cablevision Lightpath LLC , Senior Secured Note , 144A, 3.875% ,
9/15/27 ........................................... United States 700,000 679,728
f
Cogent Communications Group, Inc. , Senior Secured Note , 144A,
3.5% , 5/01/26 ...................................... United States 500,000 508,367
f
Gartner, Inc. ,
Senior Note, 144A, 4.5%, 7/01/28 ....................... United States 500,000 523,005
Senior Note, 144A, 3.625%, 6/15/29 ..................... United States 200,000 202,535
f,g
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. , Senior
Note , 144A, 6% , 2/15/28 .............................. United States 1,100,000 1,079,760
f,g
Presidio Holdings, Inc. , Senior Note , 144A, 8.25% , 2/01/28 ...... United States 400,000 426,566
3,419,961
Machinery 1.8%
f,g
ATS Automation Tooling Systems, Inc. , Senior Note , 144A, 4.125% ,
12/15/28 .......................................... Canada 1,300,000 1,311,687
Hillenbrand, Inc. , Senior Note , 5.75% , 6/15/25 ................
United States 800,000 836,800
f,g
Manitowoc Co., Inc. (The) , Secured Note , 144A, 9% , 4/01/26 .... United States 1,000,000 1,053,680
f,g
Roller Bearing Co. of America, Inc. , Senior Note , 144A, 4.375% ,
10/15/29 .......................................... United States 800,000 817,000
f
TK Elevator Holdco GmbH , Senior Note , 144A, 7.625% , 7/15/28 .. Germany 300,000 321,799
f
TK Elevator U.S. Newco , Inc. , Senior Secured Note , 144A, 5.25% ,
7/15/27 ........................................... Germany 600,000 631,518
4,972,484
Media 3.8%
f
Clear Channel International BV , Senior Secured Note , 144A,
6.625% , 8/01/25 ..................................... United Kingdom 300,000 312,302
f
Clear Channel Outdoor Holdings, Inc. ,
Senior Note, 144A, 7.75%, 4/15/28 ...................... United States 300,000 321,459
Senior Note, 144A, 7.5%, 6/01/29 ....................... United States 200,000 213,844
f
Clear Channel Worldwide Holdings, Inc. , Senior Secured Note ,
144A, 5.125% , 8/15/27 ................................ United States 300,000 310,800
g
CSC Holdings LLC , Senior Bond , 5.25% , 6/01/24 ............. United States 500,000 520,615
f
Diamond Sports Group LLC / Diamond Sports Finance Co. ,
g
Senior Note, 144A, 6.625%, 8/15/27 ..................... United States 500,000 141,250
Senior Secured Note, 144A, 5.375%, 8/15/26 .............. United States 800,000 400,920
f
Directv Financing LLC / Directv Financing Co-Obligor, Inc. , Senior
Secured Note , 144A, 5.875% , 8/15/27 .................... United States 200,000 205,040
f
DISH DBS Corp. , Senior Secured Note , 144A, 5.75% , 12/01/28 ... United States 1,000,000 1,011,875
f,g
Gray Television, Inc. , Senior Note , 144A, 7% , 5/15/27 .......... United States 400,000 427,936
f,g
LCPR Senior Secured Financing DAC , Senior Secured Note , 144A,
6.75% , 10/15/27 ..................................... United States 450,000 472,950
f
News Corp. , Senior Note , 144A, 3.875% , 5/15/29 ............. United States 200,000 202,346
f
Nexstar Media, Inc. ,
g
Senior Note, 144A, 5.625%, 7/15/27 ..................... United States 1,000,000 1,055,405
Senior Note, 144A, 4.75%, 11/01/28 ..................... United States 200,000 204,115

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Media (continued)
f
Outfront Media Capital LLC / Outfront Media Capital Corp. , Senior
Note , 144A, 4.25% , 1/15/29 ............................ United States 400,000 $ 401,334
f,g
Scripps Escrow, Inc. , Senior Note , 144A, 5.875% , 7/15/27 ....... United States 500,000 525,781
f
Sinclair Television Group, Inc. , Senior Bond , 144A, 5.5% , 3/01/30 . United States 700,000 679,984
f
Sirius XM Radio, Inc. ,
Senior Note, 144A, 3.125%, 9/01/26 ..................... United States 500,000 500,802
Senior Note, 144A, 4%, 7/15/28 ........................ United States 600,000 604,392
f
Univision Communications, Inc. ,
g
Senior Secured Note, 144A, 9.5%, 5/01/25 ................ United States 1,200,000 1,283,718
Senior Secured Note, 144A, 4.5%, 5/01/29 ................ United States 400,000 404,712
10,201,580
Metals & Mining 0.7%
f,g
Constellium SE , Senior Note , 144A, 3.75% , 4/15/29 ........... United States 600,000 591,222
d,f
Petra Diamonds US Treasury plc , Senior Secured Note , 144A, PIK,
10.5% , 3/08/26 ..................................... South Africa 637,000 659,109
f
SunCoke Energy, Inc. , Senior Secured Note , 144A, 4.875% , 6/30/29 United States 600,000 597,903
1,848,234
Mortgage Real Estate Investment Trusts (REITs) 0.4%
f,g
Apollo Commercial Real Estate Finance, Inc. , Senior Secured Note ,
144A, 4.625% , 6/15/29 ................................ United States 1,000,000 968,960
Oil, Gas & Consumable Fuels 6.1%
f
Antero Resources Corp. ,
Senior Note, 144A, 8.375%, 7/15/26 ..................... United States 132,000 150,459
Senior Note, 144A, 7.625%, 2/01/29 ..................... United States 166,000 184,523
g
Apache Corp. , Senior Note , 4.625% , 11/15/25 ................ United States 300,000 322,497
g
Calumet Specialty Products Partners LP / Calumet Finance Corp. ,
Senior Note , 7.75% , 4/15/23 ........................... United States 1,000,000 997,290
Cheniere Energy Partners LP ,
f
Senior Bond, 144A, 3.25%, 1/31/32 ...................... United States 200,000 202,400
g
Senior Note, 4.5%, 10/01/29 ........................... United States 900,000 955,557
Senior Note, 4%, 3/01/31 ............................. United States 1,000,000 1,050,385
Cheniere Energy, Inc. , Senior Secured Note , 4.625% , 10/15/28 ...
United States 600,000 639,207
f
Chesapeake Energy Corp. , Senior Note , 144A, 5.5% , 2/01/26 .... United States 500,000 526,845
f,h
Crestwood Midstream Partners LP / Crestwood Midstream Finance
Corp. , Senior Note , 144A, 6% , 2/01/29 .................... United States 1,500,000 1,560,225
f
CrownRock LP / CrownRock Finance, Inc. , Senior Note , 144A, 5% ,
5/01/29 ........................................... United States 300,000 311,706
f,g
Endeavor Energy Resources LP / EER Finance, Inc. ,
Senior Bond, 144A, 5.75%, 1/30/28 ...................... United States 800,000 854,000
Senior Note, 144A, 6.625%, 7/15/25 ..................... United States 500,000 529,608
d,f
EnQuest plc , Senior Note , 144A, Reg S, PIK, 7% , 10/15/23 ...... United Kingdom 1,050,816 977,700
f
EQT Corp. , Senior Note , 144A, 3.125% , 5/15/26 .............. United States 300,000 308,329
f
Harbour Energy plc , Senior Note , 144A, 5.5% , 10/15/26 ........ United Kingdom 500,000 496,765
f
Hilcorp Energy I LP / Hilcorp Finance Co. , Senior Note , 144A, 5.75% ,
2/01/29 ........................................... United States 500,000 516,062
f
Martin Midstream Partners LP / Martin Midstream Finance Corp. ,
Secured Note, 144A, 10%, 2/29/24 ...................... United States 208,912 215,020
Secured Note, 144A, 11.5%, 2/28/25 ..................... United States 948,728 999,281

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Oil, Gas & Consumable Fuels (continued)
d,f,i
Murray Energy Corp. , Secured Note , 144A, PIK, 12% , 4/15/24 ... United States 606,187 $ 3,092
f
Oasis Midstream Partners LP / OMP Finance Corp. , Senior Note ,
144A, 8% , 4/01/29 ................................... United States 500,000 545,710
Occidental Petroleum Corp. ,
Senior Note, 5.875%, 9/01/25 .......................... United States 200,000 220,751
g
Senior Note, 5.5%, 12/01/25 ........................... United States 1,000,000 1,110,375
h
Senior Note, 8.5%, 7/15/27 ............................ United States 1,000,000 1,248,500
f
Renewable Energy Group, Inc. , Senior Secured Note , 144A, 5.875% ,
6/01/28 ........................................... United States 400,000 411,562
f
Venture Global Calcasieu Pass LLC ,
Senior Secured Bond, 144A, 4.125%, 8/15/31 .............. United States 300,000 318,519
Senior Secured Note, 144A, 3.875%, 8/15/29 .............. United States 300,000 311,749
f,g
Viper Energy Partners LP , Senior Note , 144A, 5.375% , 11/01/27 .. United States 400,000 413,648
16,381,765
Paper & Forest Products 0.1%
f
Glatfelter Corp. , Senior Note , 144A, 4.75% , 11/15/29 ........... United States 400,000 413,092
Personal Products 0.3%
f
Prestige Brands, Inc. ,
Senior Bond, 144A, 3.75%, 4/01/31 ...................... United States 300,000 291,455
g
Senior Note, 144A, 5.125%, 1/15/28 ..................... United States 500,000 521,340
812,795
Pharmaceuticals 2.8%
f,g
Bausch Health Americas, Inc. , Senior Note , 144A, 9.25% , 4/01/26 . United States 1,500,000 1,586,228
f
Bausch Health Cos., Inc. , Senior Bond , 144A, 6.125% , 4/15/25 ... United States 244,000 248,840
f,g
Endo Dac / Endo Finance LLC / Endo Finco , Inc. ,
Secured Note, 144A, 9.5%, 7/31/27 ...................... United States 492,000 501,328
Senior Note, 144A, 6%, 6/30/28 ........................ United States 613,000 457,623
f
Endo Luxembourg Finance Co. I SARL / Endo US, Inc. , Senior
Secured Note , 144A, 6.125% , 4/01/29 .................... United States 500,000 490,987
f,g
Jazz Securities DAC , Senior Secured Note , 144A, 4.375% , 1/15/29 United States 1,300,000 1,348,321
f,h
Organon & Co. / Organon Foreign Debt Co-Issuer BV , Senior
Secured Note , 144A, 4.125% , 4/30/28 .................... United States 1,300,000 1,323,374
f,g
Par Pharmaceutical, Inc. , Senior Secured Note , 144A, 7.5% , 4/01/27 United States 203,000 207,756
Teva Pharmaceutical Finance Netherlands III BV ,
g
Senior Note, 7.125%, 1/31/25 .......................... Israel 900,000 964,044
Senior Note, 4.75%, 5/09/27 ........................... Israel 400,000 396,848
7,525,349
Real Estate Management & Development 0.8%
f,g
Five Point Operating Co. LP / Five Point Capital Corp. , Senior Note ,
144A, 7.875% , 11/15/25 ............................... United States 1,000,000 1,044,140
f
Forestar Group, Inc. , Senior Note , 144A, 3.85% , 5/15/26 ........ United States 500,000 501,785
f,g
Howard Hughes Corp. (The) , Senior Note , 144A, 5.375% , 8/01/28 . United States 500,000 533,230
2,079,155
Road & Rail 0.9%
f
First Student Bidco , Inc. / First Transit Parent, Inc. , Senior Secured
Note , 144A, 4% , 7/31/29 .............................. United States 900,000 876,164
f
NESCO Holdings II, Inc. , Secured Note , 144A, 5.5% , 4/15/29 .... United States 500,000 517,137
b,d
Onsite Rental Group Operations Pty. Ltd. , PIK, 6.1% , 10/26/23 ... Australia 952,561 992,593
2,385,894

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
Corporate Bonds
(continued)
Semiconductors & Semiconductor Equipment 0.1%
f
ON Semiconductor Corp. , Senior Note , 144A, 3.875% , 9/01/28 ... United States 300,000 $ 307,931
Software 0.7%
f,g
Camelot Finance SA , Senior Secured Note , 144A, 4.5% , 11/01/26 . United States 700,000 725,249
f,g
Rocket Software, Inc. , Senior Note , 144A, 6.5% , 2/15/29 ........ United States 1,300,000 1,270,107
1,995,356
Specialty Retail 1.2%
f
Bath & Body Works, Inc. , Senior Note , 144A, 6.625% , 10/01/30 ... United States 500,000 567,088
f
Gap, Inc. (The) , Senior Note , 144A, 3.625% , 10/01/29 .......... United States 700,000 693,459
f,g
Lithia Motors, Inc. , Senior Note , 144A, 4.625% , 12/15/27 ........ United States 400,000 421,294
f
Michaels Cos., Inc. (The) ,
Senior Note, 144A, 7.875%, 5/01/29 ..................... United States 600,000 592,023
Senior Secured Note, 144A, 5.25%, 5/01/28 ............... United States 300,000 300,628
j
Party City Holdings, Inc. , Senior Secured Note , FRN , 5.75% ,
( 6-month USD LIBOR + 5% ), 7/15/25 ..................... United States 239,415 225,906
f
Victoria's Secret & Co. , Senior Note , 144A, 4.625% , 7/15/29 ..... United States 400,000 409,612
3,210,010
Textiles, Apparel & Luxury Goods 0.4%
f,g
Hanesbrands, Inc. , Senior Note , 144A, 4.625% , 5/15/24 ........ United States 1,000,000 1,048,270
Thrifts & Mortgage Finance 1.4%
f
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance
Corp. , Senior Note , 144A, 4.75% , 6/15/29 ................. United States 300,000 308,011
g
MGIC Investment Corp. , Senior Note , 5.25% , 8/15/28 .......... United States 500,000 525,707
f
PennyMac Financial Services, Inc. , Senior Note , 144A, 5.375% ,
10/15/25 .......................................... United States 900,000 925,767
Radian Group, Inc. , Senior Note , 6.625% , 3/15/25 .............
United States 900,000 995,567
f
United Wholesale Mortgage LLC , Senior Note , 144A, 5.5% , 11/15/25 United States 900,000 917,852
3,672,904
Trading Companies & Distributors 0.6%
f,h
H&E Equipment Services, Inc. , Senior Note , 144A, 3.875% , 12/15/28 United States 1,200,000 1,193,130
f
WESCO Distribution, Inc. , Senior Note , 144A, 7.125% , 6/15/25 ... United States 500,000 530,638
1,723,768
Wireless Telecommunication Services 0.6%
d,f
Digicel Group Holdings Ltd. , Senior Note , 144A, PIK, 8% , 4/01/25 . Bermuda 1,473 1,355
g
T-Mobile USA, Inc. ,
Senior Bond, 2.875%, 2/15/31 .......................... United States 300,000 296,799
Senior Note, 2.625%, 4/15/26 .......................... United States 1,000,000 1,006,305
Senior Note, 2.625%, 2/15/29 .......................... United States 300,000 296,019
1,600,478
Total Corporate Bonds (Cost $167,230,416) .....................................
167,409,673

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests 47.5%
Aerospace & Defense 1.4%
AI Convoy (Luxembourg) SARL , USD Term Loan, B , 4.5% , ( 6-month
USD LIBOR + 3.5% ), 1/18/27 ........................... Luxembourg 734,835 $ 737,190
d
Alloy FinCo Ltd. , Term Loan, B , 14% , PIK, ( 3-month USD LIBOR +
0.5% ), 3/06/25 ...................................... United Kingdom 756,544 746,330
l,m
Cobham Ultra US Co-Borrower LLC , Term Loan , TBD, 11/17/28 .. United States 335,570 335,257
Dynasty Acquisition Co., Inc. ,
2020 Term Loan, B1, 3.724%, (3-month USD LIBOR + 3.5%),
4/06/26 ........................................... United States 994,584 970,435
2020 Term Loan, B2, 3.724%, (3-month USD LIBOR + 3.5%),
4/06/26 ........................................... United States 534,722 521,740
l,m
Vertex Aerospace Services Corp. , First Lien, Initial Term Loan , TBD,
12/06/28 .......................................... United States 554,913 554,775
3,865,727
a a a a a a
Air Freight & Logistics 0.6%
Kenan Advantage Group, Inc. (The) , U.S. Term Loan, B1 , 4.5% ,
( 1-month USD LIBOR + 3.75% ), 3/24/26 .................. United States 1,630,977 1,628,824
Airlines 1.6%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.) , Initial Term
Loan , 5.5% , ( 3-month USD LIBOR + 4.75% ), 4/20/28 ......... United States 724,129 751,606
Air Canada , Term Loan , 4.25% , ( 3-month USD LIBOR + 3.5% ),
8/11/28 ........................................... Canada 620,155 620,487
Allegiant Travel Co. , Replacement Term Loan , 3.158% , ( 3-month
USD LIBOR + 3% ), 2/05/24 ............................ United States 554,699 552,272
Kestrel Bidco , Inc. , Term Loan , 4% , ( 3-month USD LIBOR + 3% ),
12/11/26 .......................................... Canada 845,562 823,319
SkyMiles IP Ltd. (Delta Air Lines, Inc.) , Initial Term Loan , 4.75% ,
( 3-month USD LIBOR + 3.75% ), 10/20/27 ................. United States 546,388 579,172
United AirLines , Inc. , Term Loan, B , 4.5% , ( 3-month USD LIBOR +
3.75% ), 4/21/28 ..................................... United States 996,931 1,002,763
4,329,619
a a a a a a
Auto Components 1.5%
Adient US LLC , Term Loan, B1 , 3.604% , ( 1-month USD LIBOR +
3.5% ), 4/10/28 ...................................... United States 1,243,750 1,245,566
DexKo Global, Inc. ,
First Lien, Closing Date Term Loan, 4.25%, (3-month USD LIBOR
+ 3.75%), 10/04/28 .................................. United States 403,846 403,058
m,n
First Lien, Delayed Draw Dollar Term Loan, 4.25%, (3-month USD
LIBOR + 3.75%) , 10/04/28 ............................. United States 49,891 49,794
l,m
First Brands Group LLC , First Lien, 2021 Term Loan , TBD, 3/30/27 United States 1,007,126 1,013,673
Highline Aftermarket Acquisition LLC , First Lien, Initial Term Loan ,
5.25% , ( 3-month USD LIBOR + 4.5% ), 11/09/27 ............. United States 545,649 539,511
Truck Hero, Inc. , Initial Term Loan , 4% , ( 1-month USD LIBOR +
3.25% ), 1/31/28 ..................................... United States 710,142 707,760
3,959,362
a a a a a a
Automobiles 0.5%
American Trailer World Corp. , First Lien, Initial Term Loan , 4.5% ,
( 1-month USD LIBOR + 3.75% ), 3/03/28 .................. United States 1,364,463 1,361,905
Banks 0.4%
Finastra Ltd. , First Lien, Dollar Term Loan , 4.5% , ( 3-month USD
LIBOR + 3.5% ), 6/13/24 ............................... United Kingdom 1,086,092 1,082,698

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Beverages 0.5%
City Brewing Co. LLC , First Lien, Closing Date Term Loan , 4.25% ,
( 3-month USD LIBOR + 3.5% ), 4/05/28 ................... United States 475,000 $ 452,635
Triton Water Holdings, Inc. , First Lien, Initial Term Loan , 4% ,
( 3-month USD LIBOR + 3.5% ), 3/31/28 ................... United States 876,034 867,821
1,320,456
a a a a a a
Capital Markets 1.3%
Deerfield Dakota Holding LLC , First Lien, Initial Dollar Term Loan ,
4.75% , ( 1-month USD LIBOR + 3.75% ), 4/09/27 ............. United States 1,018,503 1,020,973
Edelman Financial Engines Center LLC (The) , First Lien, 2021 Initial
Term Loan , 4.25% , ( 1-month USD LIBOR + 3.5% ), 4/07/28 .... United States 993,579 994,264
Jane Street Group LLC , Dollar Term Loan , 2.854% , ( 1-month USD
LIBOR + 2.75% ), 1/26/28 .............................. United States 545,862 542,393
Russell Investments US Institutional Holdco, Inc. , 2025 Term Loan ,
4.5% , ( 3-month USD LIBOR + 3.5% ), 5/30/25 .............. United States 1,000,000 1,001,125
3,558,755
a a a a a a
Chemicals 2.0%
CPC Acquisition Corp. , First Lien, Initial Term Loan , 4.5% , ( 3-month
USD LIBOR + 3.75% ), 12/29/27 ......................... United States 785,757 777,900
Cyanco Intermediate 2 Corp. , First Lien, Initial Term Loan , 3.604% ,
( 1-month USD LIBOR + 3.5% ), 3/16/25 ................... United States 186,389 184,665
INEOS Styrolution Group GmbH , 2026 Dollar Term Loan, B , 3.25% ,
( 1-month USD LIBOR + 2.75% ), 1/29/26 .................. United Kingdom 931,983 930,431
LSF11 A5 Holdco LLC , Term Loan , 4.25% , ( 3-month USD LIBOR +
3.75% ), 10/15/28 .................................... United States 230,769 230,865
Lummus Technology Holdings V LLC , 2021 Refinancing Term Loan,
B , 3.604% , ( 1-month USD LIBOR + 3.5% ), 6/30/27 .......... United States 930,598 926,401
Nouryon Finance BV , Initial Dollar Term Loan , 3.102% , ( 1-month
USD LIBOR + 3% ), 10/01/25 ........................... Netherlands 401,241 400,364
SCIH Salt Holdings, Inc. , First Lien, Incremental Term Loan, B1 ,
4.75% , ( 3-month USD LIBOR + 4% ), 3/16/27 ............... United States 1,212,157 1,202,308
Sparta U.S. Holdco LLC , First Lien, Initial Term Loan , 4.25% ,
( 3-month USD LIBOR + 3.5% ), 8/02/28 ................... United States 656,250 657,891
5,310,825
a a a a a a
Commercial Services & Supplies 1.9%
Allied Universal Holdco LLC , Initial U.S. Dollar Term Loan , 4.25% ,
( 3-month USD LIBOR + 3.75% ), 5/12/28 .................. United States 1,375,475 1,372,731
APX Group, Inc. , Initial Term Loan , 4.005% , ( 1-month USD LIBOR +
2.5%; 1-month USD LIBOR + 3.5% ), 7/10/28 ............... United States 690,196 690,051
CCI Buyer, Inc. , First Lien, Initial Term Loan , 4.5% , ( 3-month USD
LIBOR + 3.75% ), 12/17/27 ............................. United States 312,860 313,586
Madison IAQ LLC , Term Loan , 3.75% , ( 3-month USD LIBOR +
3.25% ), 6/21/28 ..................................... United States 1,126,535 1,127,003
l,m
Revint Intermediate II LLC , Initial Term Loan , TBD, 10/15/27 ..... United States 294,574 295,310
Spin Holdco, Inc. , Initial Term Loan , 4.75% , ( 3-month USD LIBOR +
4% ), 3/04/28 ....................................... United States 1,293,500 1,299,250
5,097,931
a a a a a a
Construction & Engineering 0.3%
USIC Holdings, Inc. , First Lien, Initial Term Loan , 4.25% , ( 1-month
USD LIBOR + 3.5% ), 5/12/28 ........................... United States 674,172 674,172
Construction Materials 0.1%
White Cap Buyer LLC , Initial Closing Date Term Loan , 4.5% ,
( 1-month USD LIBOR + 4% ), 10/19/27 .................... United States 396,000 396,853

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Containers & Packaging 1.2%
Charter Next Generation, Inc. , First Lien, 2021 Initial Term Loan ,
4.5% , ( 1-month USD LIBOR + 3.75% ), 12/01/27 ............. United States 607,999 $ 610,042
Kleopatra Finco SARL , USD Term Loan, B , 5.25% , ( 6-month USD
LIBOR + 4.75% ), 2/12/26 .............................. Luxembourg 1,626,872 1,588,234
Mauser Packaging Solutions Holding Co. , Initial Term Loan , 3.354% ,
( 1-month USD LIBOR + 3.25% ), 4/03/24 .................. United States 982,005 970,869
3,169,145
a a a a a a
Diversified Consumer Services 0.9%
Knot Worldwide, Inc. (The) , First Lien, Initial Term Loan , 4.629% ,
( 3-month USD LIBOR + 4.5% ), 12/19/25 .................. United States 395,918 397,072
KUEHG Corp. , Term Loan, B3 , 4.75% , ( 3-month USD LIBOR +
3.75% ), 2/21/25 ..................................... United States 296,923 291,543
l,m
Pre-Paid Legal Services, Inc. , First Lien, Initial Term Loan , TBD,
12/15/28 .......................................... United States 705,426 702,192
Sedgwick Claims Management Services, Inc. (Lightning Cayman
Merger Sub Ltd.) , Initial Term Loan , 3.354% , ( 1-month USD LIBOR
+ 3.25% ), 12/31/25 .................................. United States 986,781 980,308
2,371,115
a a a a a a
Diversified Financial Services 1.5%
Astra Acquisition Corp. , First Lien, Term Loan, B2 , 5.75% , ( 1-month
USD LIBOR + 5.25% ), 10/25/28 ......................... United States 688,976 678,070
Mercury Borrower, Inc. , First Lien, Initial Term Loan , 4% , ( 3-month
USD LIBOR + 3.5% ), 8/02/28 ........................... United States 843,882 841,772
MPH Acquisition Holdings LLC , Initial Term Loan , 4.75% , ( 3-month
USD LIBOR + 4.25% ), 9/01/28 .......................... United States 437,428 428,135
Red Planet Borrower LLC , Initial Term Loan , 4.25% , ( 3-month USD
LIBOR + 3.75% ), 10/02/28 ............................. United States 631,329 628,804
Verscend Holding Corp. , Term Loan, B1 , 4.104% , ( 1-month USD
LIBOR + 4% ), 8/27/25 ................................ United States 1,604,488 1,606,092
4,182,873
a a a a a a
Diversified Telecommunication Services 1.0%
Altice France SA , USD Incremental Term Loan, B13 , 4.118% ,
( 2-month USD LIBOR + 4% ), 8/14/26 ..................... France 491,742 490,021
Global Tel*Link Corp. , First Lien, Term Loan , 4.354% , ( 1-month USD
LIBOR + 4.25% ), 11/29/25 ............................. United States 1,935,886 1,886,482
Intrado Corp. , Initial Term Loan, B , 5% , ( 3-month USD LIBOR + 4% ),
10/10/24 .......................................... United States 231,365 220,199
2,596,702
a a a a a a
Electric Utilities 0.2%
Astoria Energy LLC , 2020 Advance Term Loan, B , 4.5% , ( 3-month
USD LIBOR + 3.5% ), 12/10/27 .......................... United States 562,803 562,243
Electronic Equipment, Instruments & Components 0.1%
Verifone Systems, Inc. , First Lien, Initial Term Loan , 4.178% ,
( 3-month USD LIBOR + 4% ), 8/20/25 ..................... United States 395,918 389,683

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Entertainment 0.7%
Diamond Sports Group LLC , Term Loan , 3.36% , ( 1-month USD
LIBOR + 3.25% ), 8/24/26 .............................. United States 905,597 $ 425,377
Lions Gate Capital Holdings LLC , 2023 Term Loan, A , 1.854% ,
( 1-month USD LIBOR + 1.75% ), 3/22/23 .................. United States 1,065,605 1,060,277
William Morris Endeavor Entertainment LLC (IMG Worldwide
Holdings LLC) , First Lien, Term Loan, B1 , 2.86% , ( 1-month USD
LIBOR + 2.75% ), 5/18/25 .............................. United States 394,664 387,116
1,872,770
a a a a a a
Food & Staples Retailing 0.1%
GNC Holdings, Inc. , Second Lien, Term Loan , 6.105% , ( 1-month
USD LIBOR + 6% ), 10/07/26 ........................... United States 104,989 98,847
Shearer's Foods LLC , First Lien, Refinancing Term Loan , 4.25% ,
( 1-month USD LIBOR + 3.5% ), 9/23/27 ................... United States 166,188 165,911
264,758
a a a a a a
Food Products 0.1%
l,m
Primary Products Finance LLC , Term Loan , TBD, 10/25/28 ...... United States 206,897 207,457
Health Care Equipment & Supplies 0.2%
l,m
US Radiology Specialists, Inc. (US Outpatient Imaging Services,
Inc.) , Closing Date Term Loan , TBD, 12/15/27 .............. United States 491,329 491,713
Health Care Providers & Services 3.9%
ADMI Corp. ,
Amendment No. 4 Refinancing Term Loan, 3.875%, (1-month USD
LIBOR + 3.375%), 12/23/27 ............................ United States 775,218 771,342
Amendment No. 5 Incremental Term Loan, 4%, (1-month USD
LIBOR + 3.5%), 12/23/27 .............................. United States 208,809 208,760
Aveanna Healthcare LLC , First Lien, 2021 Extended Term Loan ,
4.25% , ( 3-month USD LIBOR + 3.75% ), 7/17/28 ............. United States 708,869 706,718
CNT Holdings I Corp. , First Lien, Initial Term Loan , 4.25% , ( 3-month
USD LIBOR + 3.5% ), 11/08/27 .......................... United States 149,130 149,410
eResearchTechnology , Inc. , First Lien, Initial Term Loan , 5.5% ,
( 1-month USD LIBOR + 4.5% ), 2/04/27 ................... United States 561,398 564,011
Global Medical Response, Inc. , 2018 New Term Loan , 5.25% ,
( 3-month USD LIBOR + 4.25% ), 3/14/25 .................. United States 835,918 833,978
Heartland Dental LLC , 2021 Incremental Term Loan , 4.104% ,
( 1-month USD LIBOR + 4% ), 4/30/25 ..................... United States 407,045 406,960
Medical Solutions Holdings, Inc. , First Lien, Initial Term Loan , 4% ,
( 3-month USD LIBOR + 3.5% ), 11/01/28 .................. United States 323,077 323,135
National Mentor Holdings, Inc. ,
First Lien, Initial Term Loan, 4.5%, (1-month USD LIBOR + 3.75%;
3-month USD LIBOR + 3.75%), 3/02/28 ................... United States 1,516,934 1,502,713
First Lien, Initial Term Loan, C, 4.5%, (3-month USD LIBOR +
3.75%), 3/02/28 ..................................... United States 48,018 47,568

Franklin Limited Duration Income Trust
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franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Health Care Providers & Services (continued)
Pathway Vet Alliance LLC , First Lien, 2021 Replacement Term Loan ,
3.854% , ( 1-month USD LIBOR + 3.75% ), 3/31/27 ............ United States 733,461 $ 732,086
Phoenix Newco , Inc. , First Lien, Initial Term Loan , 4% , ( 1-month USD
LIBOR + 3.5% ), 11/15/28 .............................. United States 258,065 258,421
Pluto Acquisition I, Inc. , First Lien, 2021 Term Loan , 4.175% ,
( 1-month USD LIBOR + 4%; 3-month USD LIBOR + 4% ), 6/22/26 United States 852,550 850,951
Radiology Partners, Inc. , First Lien, Term Loan, B , 4.357% , ( 1-month
USD LIBOR + 4.25%; 3-month USD LIBOR + 4.25% ), 7/09/25 .. United States 724,138 714,988
U.S. Anesthesia Partners, Inc. , First Lien, Initial Term Loan , 4.75% ,
( 3-month USD LIBOR + 4.25% ), 10/01/28 ................. United States 350,103 349,688
U.S. Renal Care, Inc. , Initial Term Loan , 5.09% , ( 1-month USD
LIBOR + 5% ), 6/26/26 ................................ United States 595,431 580,623
Waystar Technologies, Inc. , First Lien, Initial Term Loan , 4.104% ,
( 1-month USD LIBOR + 4% ), 10/22/26 .................... United States 1,569,587 1,570,239
10,571,591
a a a a a a
Hotels, Restaurants & Leisure 1.7%
d
24 Hour Fitness Worldwide, Inc. , Term Loan , 5.22% , PIK, ( 3-month
USD LIBOR + 5% ), 12/29/25 ........................... United States 1,165,855 864,578
Bally's Corp. , Term Loan, B , 3.75% , ( 3-month USD LIBOR + 3.25% ),
10/02/28 .......................................... United States 800,000 801,388
l,m
Flynn Restaurant Group LP , First Lien, 2021 Term Loan , TBD,
11/22/28 .......................................... United States 621,457 615,165
Golden Nugget, Inc. , Initial Term Loan, B , 3.25% , ( 1-month USD
LIBOR + 2.5%; 3-month USD LIBOR + 2.5% ), 10/04/23 ....... United States 384,797 383,046
Hilton Grand Vacations Borrower LLC , Initial Term Loan , 3.5% ,
( 1-month USD LIBOR + 3% ), 8/02/28 ..................... United States 277,083 277,742
IRB Holding Corp. , Fourth Amendment Incremental Term Loan ,
4.25% , ( 3-month USD LIBOR + 3.25% ), 12/15/27 ............ United States 354,478 354,976
Raptor Acquisition Corp. , First Lien, Term Loan, B , 4.75% , ( 3-month
USD LIBOR + 4% ), 11/01/26 ........................... United States 550,847 552,742
Whatabrands LLC , Initial Term Loan, B , 3.75% , ( 1-month USD
LIBOR + 3.25% ), 8/03/28 .............................. United States 694,891 693,428
4,543,065
a a a a a a
Household Durables 0.8%
Astro One Acquisition Corp. , First Lien, Term Loan, B , 6.25% ,
( 3-month USD LIBOR + 5.5% ), 9/15/28 ................... United States 700,000 696,790
l,m
Osmosis Buyer Ltd. , Initial Term Loan, B , TBD, 7/31/28 ......... United States 976,190 980,110
VC GB Holdings I Corp. , First Lien, Initial Term Loan , 4% , ( 3-month
USD LIBOR + 3.5% ), 7/21/28 ........................... United States 437,956 435,151
2,112,051
a a a a a a
Insurance 1.2%
Acrisure LLC ,
First Lien, 2020 Term Loan, 3.724%, (3-month USD LIBOR +
3.5%), 2/15/27 ...................................... United States 789,950 782,445
First Lien, 2021-1 Additional Term Loan, 4.25%, (3-month USD
LIBOR + 3.75%), 2/15/27 .............................. United States 195,163 195,163
First Lien, 2021-2 Additional Term Loan, 4.75%, (1-month USD
LIBOR + 4.25%; 3-month USD LIBOR + 4.25%), 2/15/27 ...... United States 174,825 175,044
Alliant Holdings Intermediate LLC ,
2018 Initial Term Loan, 3.354%, (1-month USD LIBOR + 3.25%),
5/09/25 ........................................... United States 311,923 309,211
New Term Loan, B4, 4%, (1-month USD LIBOR + 3.5%), 11/05/27 United States 500,134 500,224

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franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Insurance (continued)
AssuredPartners , Inc. , 2021 Term Loan , 4% , ( 1-month USD LIBOR +
3.5% ), 2/12/27 ...................................... United States 245,526 $ 245,488
Asurion LLC ,
Second Lien, New Term Loan, B3, 5.354%, (1-month USD LIBOR
+ 5.25%), 1/31/28 ................................... United States 32,665 32,807
Second Lien, New Term Loan, B4, 5.354%, (1-month USD LIBOR
+ 5.25%), 1/20/29 ................................... United States 1,085,259 1,082,209
3,322,591
a a a a a a
Internet & Direct Marketing Retail 0.6%
MH Sub I LLC (Micro Holding Corp.) ,
First Lien, 2020 June New Term Loan, 4.75%, (1-month USD
LIBOR + 3.75%), 9/13/24 .............................. United States 925,207 928,293
First Lien, Amendment No. 2 Initial Term Loan, 3.604%, (1-month
USD LIBOR + 3.5%), 9/13/24 ........................... United States 687,141 684,695
1,612,988
a a a a a a
IT Services 3.4%
Aptean Acquiror , Inc. , First Lien, Initial Term Loan , 4.354% , ( 1-month
USD LIBOR + 4.25% ), 4/23/26 .......................... United States 306,253 305,440
Aventiv Technologies LLC , First Lien, Initial Term Loan , 5.5% ,
( 3-month USD LIBOR + 4.5% ), 11/01/24 .................. United States 1,941,849 1,893,303
Barracuda Networks, Inc. , First Lien, 2020 Term Loan , 4.5% ,
( 3-month USD LIBOR + 3.75% ), 2/12/25 .................. United States 1,095,719 1,100,513
Gainwell Acquisition Corp. , First Lien, Term Loan, B , 4.75% ,
( 3-month USD LIBOR + 4% ), 10/01/27 .................... United States 1,756,519 1,763,325
Hunter Holdco 3 Ltd. , First Lien, Initial Dollar Term Loan , 4.75% ,
( 6-month USD LIBOR + 4.25% ), 8/19/28 .................. United Kingdom 565,091 566,860
Peraton Corp. , First Lien, Term Loan, B , 4.5% , ( 1-month USD LIBOR
+ 3.75% ), 2/01/28 ................................... United States 1,482,520 1,485,692
Pitney Bowes, Inc. , Refinancing Term Loan, B , 4.11% , ( 1-month USD
LIBOR + 4% ), 3/17/28 ................................ United States 1,786,500 1,789,858
Thrasio LLC , Initial Term Loan , 8% , ( 3-month USD LIBOR + 7% ),
12/18/26 .......................................... United States 348,241 346,718
9,251,709
a a a a a a
Leisure Products 0.3%
Hercules Achievement, Inc. (Varsity Brands Holding Co., Inc.) , First
Lien, Initial Term Loan , 4.5% , ( 1-month USD LIBOR + 3.5% ),
12/16/24 .......................................... United States 494,003 485,667
Motion Acquisition Ltd. ,
Term Loan, B1, 3.474%, (3-month USD LIBOR + 3.25%), 11/12/26 United Kingdom 348,342 341,531
Term Loan, B2, 3.474%, (3-month USD LIBOR + 3.25%), 11/12/26 United Kingdom 49,660 48,689
875,887
a a a a a a
Life Sciences Tools & Services 0.2%
ICON plc ,
Term Loan, 2.75%, (3-month USD LIBOR + 2.25%), 7/03/28 .... Ireland 441,891 442,596
U.S. Term Loan, 2.75%, (3-month USD LIBOR + 2.25%), 7/03/28 Ireland 110,097 110,273
552,869
a a a a a a

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Machinery 0.8%
ASP Blade Holdings, Inc. , Initial Term Loan , 4.5% , ( 1-month USD
LIBOR + 4% ), 10/13/28 ............................... United States 254,237 $ 254,555
Tiger Acquisition LLC , First Lien, Initial Term Loan , 3.75% , ( 3-month
USD LIBOR + 3.25% ), 6/01/28 .......................... United States 542,857 540,240
TK Elevator Midco GmbH , USD Term Loan, B1 , 4% , ( 6-month USD
LIBOR + 3.5% ), 7/30/27 ............................... Germany 1,311,595 1,314,146
2,108,941
a a a a a a
Media 2.6%
Cengage Learning, Inc. , First Lien, Term Loan, B , 5.75% , ( 3-month
USD LIBOR + 4.75% ), 7/14/26 .......................... United States 993,330 997,314
Clear Channel Outdoor Holdings, Inc. , Term Loan, B , 3.629% ,
( 3-month USD LIBOR + 3.5% ), 8/21/26 ................... United States 592,428 585,085
CSC Holdings LLC , March 2017 Refinancing Term Loan , 2.36% ,
( 1-month USD LIBOR + 2.25% ), 7/17/25 .................. United States 795,693 784,752
McGraw-Hill Education, Inc. , Initial Term Loan , 5.25% , ( 1-month USD
LIBOR + 4.75% ), 7/28/28 .............................. United States 1,008,596 1,005,605
Radiate Holdco LLC , Amendment No. 6 Term Loan , 4% , ( 1-month
USD LIBOR + 3.25% ), 9/25/26 .......................... United States 1,784,349 1,780,637
Sinclair Television Group, Inc. , Term Loan, B , 2.36% , ( 1-month USD
LIBOR + 2.25% ), 1/03/24 .............................. United States 383,106 379,036
Univision Communications, Inc. ,
First Lien, 2021 Replacement Converted Term Loan, 4%, (1-month
USD LIBOR + 3.25%), 3/15/26 .......................... United States 978,218 981,656
l,m
Term Loan, B, TBD, 5/05/28 ............................ United States 342,391 342,330
Virgin Media Bristol LLC , Term Loan, Q , 3.36% , ( 1-month USD
LIBOR + 3.25% ), 1/31/29 .............................. United States 262,949 263,218
7,119,633
a a a a a a
Metals & Mining 0.2%
U.S. Silica Co. , Term Loan , 5% , ( 1-month USD LIBOR + 4% ),
5/01/25 ........................................... United States 592,384 580,536
Multiline Retail 0.1%
Franchise Group, Inc. , First Lien, Initial Term Loan , 5.5% , ( 3-month
USD LIBOR + 4.75% ), 3/10/26 .......................... United States 302,261 303,142
Personal Products 0.6%
Conair Holdings LLC , First Lien, Initial Term Loan , 4.25% , ( 3-month
USD LIBOR + 3.75% ), 5/17/28 .......................... United States 271,810 272,271
Coty, Inc. , USD Term Loan, B , 2.353% , ( 1-month USD LIBOR +
2.25% ), 4/07/25 ..................................... United States 459,870 454,696
Sunshine Luxembourg VII SARL , Term Loan, B3 , 4.5% , ( 3-month
USD LIBOR + 3.75% ), 10/01/26 ......................... Luxembourg 847,020 851,344
1,578,311
a a a a a a
Pharmaceuticals 0.8%
Bausch Health Cos., Inc. , Initial Term Loan , 3.104% , ( 1-month USD
LIBOR + 3% ), 6/02/25 ................................ United States 568,729 566,809
Jazz Pharmaceuticals plc , Initial Dollar Term Loan , 4% , ( 1-month
USD LIBOR + 3.5% ), 5/05/28 ........................... United States 710,714 714,225
Organon & Co. , Dollar Term Loan , 3.5% , ( 3-month USD LIBOR +
3% ), 6/02/28 ....................................... United States 768,727 770,569
PetVet Care Centers LLC , First Lien, 2021 First Lien Replacement
Term Loan , 4.25% , ( 1-month USD LIBOR + 3.5% ), 2/14/25 .... United States 145,968 146,132
2,197,735
a a a a a a

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Professional Services 0.6%
l,m
CCRR Parent, Inc. , First Lien, Initial Term Loan , TBD, 3/06/28 .... United States 794,687 $ 795,188
CHG Healthcare Services, Inc. , First Lien, Term Loan , 4% , ( 3-month
USD LIBOR + 3.5% ), 9/29/28 ........................... United States 429,692 430,283
UKG, Inc. , Second Lien, 2021 Incremental Term Loan , 5.75% ,
( 1-month USD LIBOR + 5.25% ), 5/03/27 .................. United States 270,096 271,729
1,497,200
a a a a a a
Road & Rail 0.1%
PECF USS Intermediate Holding III Corp. , Initial Term Loan , 4.75% ,
( 3-month USD LIBOR + 4.25% ), 12/15/28 ................. United States 382,166 383,054
Software 7.7%
athenahealth , Inc. , First Lien, Term Loan, B1 , 4.4% , ( 3-month USD
LIBOR + 4.25% ), 2/11/26 .............................. United States 1,659,617 1,661,899
Atlas Purchaser, Inc. , First Lien, Initial Term Loan , 6% , ( 3-month
USD LIBOR + 5.25% ), 5/08/28 .......................... United States 633,182 625,267
Cloudera, Inc. ,
First Lien, Initial Term Loan, 4.25%, (1-month USD LIBOR +
3.75%), 10/08/28 .................................... United States 581,818 581,001
Second Lien, Initial Term Loan, 6.5%, (1-month USD LIBOR + 6%),
10/08/29 .......................................... United States 165,289 165,702
Cornerstone OnDemand , Inc. , First Lien, Initial Term Loan , 4.25% ,
( 3-month USD LIBOR + 3.75% ), 10/16/28 ................. United States 903,614 902,160
DCert Buyer, Inc. , First Lien, Initial Term Loan , 4.104% , ( 1-month
USD LIBOR + 4% ), 10/16/26 ........................... United States 1,738,559 1,737,472
ECI Macola /MAX Holding LLC , First Lien, Initial Term Loan , 4.5% ,
( 3-month USD LIBOR + 3.75% ), 11/09/27 .................. United States 628,405 629,486
Epicor Software Corp. , Term Loan, C , 4% , ( 1-month USD LIBOR +
3.25% ), 7/30/27 ..................................... United States 665,624 665,967
Greeneden U.S. Holdings I LLC , 2020 Initial Dollar Term Loan ,
4.75% , ( 1-month USD LIBOR + 4% ), 12/01/27 .............. United States 775,475 779,112
Hyland Software, Inc. , First Lien, 2018 Refinancing Term Loan ,
4.25% , ( 1-month USD LIBOR + 3.5% ), 7/01/24 .............. United States 1,065,107 1,070,432
Idera , Inc. , First Lien, Term Loan, B1 , 4.5% , ( 3-month USD LIBOR +
3.75% ), 3/02/28 ..................................... United States 1,592,419 1,593,168
IGT Holding IV AB , Term Loan, B2 , 4% , ( 3-month USD LIBOR +
3.5% ), 3/31/28 ...................................... Sweden 727,833 727,382
Ivanti Software, Inc. ,
First Lien, 2021 Specified Refinancing Term Loan, 5.75%,
(1-month USD LIBOR + 4.75%), 12/01/27 ................. United States 796,000 798,237
First Lien, First Amendment Term Loan, 4.75%, (3-month USD
LIBOR + 4%), 12/01/27 ............................... United States 58,482 58,275

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Software (continued)
LogMeIn, Inc. , First Lien, Initial Term Loan , 4.86% , ( 1-month USD
LIBOR + 4.75% ), 8/31/27 .............................. United States 1,641,426 $ 1,634,581
MA Financeco LLC , Term Loan, B4 , 5.25% , ( 3-month USD LIBOR +
4.25% ), 6/05/25 ..................................... United States 561,318 570,091
l,m
MedAssets Software Intermediate Holdings, Inc. , First Lien, Initial
Term Loan , TBD, 11/17/28 ............................. United States 456,760 457,473
Mitchell International, Inc. , First Lien, Initial Term Loan , 4.25% ,
( 1-month USD LIBOR + 3.75% ), 10/15/28 ................. United States 990,000 985,669
Polaris Newco LLC , First Lien, Dollar Term Loan , 4.5% , ( 1-month
USD LIBOR + 4% ), 6/02/28 ............................ United States 2,078,125 2,080,608
Quest Software US Holdings, Inc. , First Lien, Initial Term Loan ,
4.379% , ( 3-month USD LIBOR + 4.25% ), 5/16/25 ............ United States 1,284,533 1,285,021
l,m
Sovos Compliance LLC , First Lien, Initial Term Loan , TBD, 8/11/28 United States 541,258 543,331
Vision Solutions, Inc. (Precisely Software, Inc.) , First Lien, Third
Amendment Term Loan , 4.75% , ( 3-month USD LIBOR + 4% ),
4/24/28 ........................................... United States 1,267,597 1,267,597
20,819,931
a a a a a a
Specialty Retail 2.3%
Evergreen AcqCo 1 LP , Initial Term Loan , 6.75% , ( 2-month USD
LIBOR + 5.75%; 3-month USD LIBOR + 5.75% ), 4/26/28 ...... United States 971,250 970,036
Great Outdoors Group LLC , Term Loan, B2 , 4.5% , ( 3-month USD
LIBOR + 3.75% ), 3/06/28 .............................. United States 977,432 979,773
Michaels Cos., Inc. (The) , Term Loan, B , 5% , ( 3-month USD LIBOR
+ 4.25% ), 4/15/28 ................................... United States 915,400 908,699
Park River Holdings, Inc. , First Lien, Initial Term Loan , 4% , ( 3-month
USD LIBOR + 3.25% ), 12/28/27 ......................... United States 659,052 653,901
PetSmart LLC , Initial Term Loan , 4.5% , ( 3-month USD LIBOR +
3.75% ), 2/11/28 ..................................... United States 516,832 518,286
SRS Distribution, Inc. , 2021 Refinancing Term Loan , 4.25% ,
( 3-month USD LIBOR + 3.75% ), 6/02/28 .................. United States 531,119 530,716
Staples, Inc. , 2019 Refinancing New Term Loan, B1 , 5.132% ,
( 3-month USD LIBOR + 5% ), 4/16/26 ..................... United States 1,256,084 1,216,693
Woof Holdings, Inc. , First Lien, Initial Term Loan , 4.5% , ( 3-month
USD LIBOR + 3.75% ), 12/21/27 ......................... United States 530,801 531,964
6,310,068
a a a a a a
Technology Hardware, Storage & Peripherals 0.9%
Amentum Government Services Holdings LLC , First Lien, Term
Loan, 2 , 5.5% , ( 3-month USD LIBOR + 4.75% ), 1/29/27 ....... United States 1,318,884 1,321,357
l,m
Electronics for Imaging, Inc. , First Lien, Initial Term Loan , TBD,
7/23/26 ........................................... United States 398,982 391,002
Magenta Buyer LLC , First Lien, Initial Term Loan , 5.75% , ( 3-month
USD LIBOR + 5% ), 7/27/28 ............................ United States 694,713 693,952
2,406,311
a a a a a a
Textiles, Apparel & Luxury Goods 0.3%
Champ Acquisition Corp. , First Lien, Initial Term Loan , 5.691% ,
( 3-month USD LIBOR + 5.5% ), 12/19/25 .................. United States 457,550 460,696
Tory Burch LLC , Initial Term Loan, B , 3.5% , ( 1-month USD LIBOR +
3% ), 4/16/28 ....................................... United States 337,016 337,016
797,712
a a a a a a
Transportation Infrastructure 0.3%
First Student Bidco , Inc. ,
Initial Term Loan, B, 3.5%, (3-month USD LIBOR + 3%), 7/21/28 United States 211,708 211,091
Initial Term Loan, C, 3.5%, (3-month USD LIBOR + 3%), 7/21/28 United States 78,147 77,919

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
j,k
Senior Floating Rate Interests
(continued)
Transportation Infrastructure (continued)
LaserShip , Inc. , First Lien, Initial Term Loan , 5.25% , ( 3-month USD
LIBOR + 4.5% ), 5/07/28 ............................... United States 466,667 $ 467,761
756,771
a a a a a a
Total Senior Floating Rate Interests (Cost $127,970,549) .........................
128,397,682
o,p
Marketplace Loans 8.5%
Diversified Financial Services 8.5%
b
Freedom Financial Asset Management LLC, 5.99% - 25.49%,
8/10/23 - 2/13/27 .................................... United States 7,234,908 7,322,218
b
LendingClub Corp. - LCX PM, 9.02% - 21.99%, 10/19/23 - 2/02/26 United States 283,370 281,949
b
LendingClub Corp. - LCX, 6.46% - 25.65%, 7/05/22 - 2/12/25 .... United States 303,785 256,684
b
LendingClub Corp., 5% - 24.37%, 2/07/22 - 11/05/25 ........... United States 2,648,632 2,471,769
b
Prosper Funding LLC, 9.45% - 28.23%, 9/24/24 - 12/24/26 ...... United States 3,337,417 3,297,370
b
Upgrade, Inc., 24.29% - 29.69%, 11/18/22 - 1/03/25 ........... United States 60,061 61,280
b
Upstart Network, Inc., 5.16% - 32.71%, 9/16/24 - 12/16/28 ....... United States 9,340,936 9,280,918
22,972,188
a a a a a a
Total Marketplace Loans (Cost $23,421,674) ....................................
22,972,188
Asset-Backed Securities 10.0%
Capital Markets 0.0%
†
q
Merrill Lynch Mortgage Investors Trust , 2003-OPT1 , B2 , FRN ,
4.227% , ( 1-month USD LIBOR + 4.125% ), 7/25/34 ........... United States 33,301 20,096
Diversified Financial Services 10.0%
f,h,q
Carlyle Global Market Strategies CLO Ltd. , 2014-1A , DR , 144A,
FRN , 2.722% , ( 3-month USD LIBOR + 2.6% ), 4/17/31 ........ United States 2,300,000 2,211,132
f,q
Carlyle US CLO Ltd. , 2017-4A , C , 144A, FRN , 2.924% , ( 3-month
USD LIBOR + 2.8% ), 1/15/30 ........................... United States 1,000,000 965,436
f,r
Consumer Loan Underlying Bond Certificate Issuer Trust I ,
2018-29, PT, 144A, FRN, 27.577%, 12/15/43 ............... United States 87,992 87,212
2019-26, PT, 144A, FRN, 20.731%, 8/15/44 ................ United States 270,561 268,765
2019-31, PT, 144A, FRN, 20.721%, 9/15/44 ................ United States 246,393 242,530
2019-37, PT, 144A, FRN, 21.346%, 10/17/44 ............... United States 261,237 256,658
2019-42, PT, 144A, FRN, 20.866%, 11/15/44 ............... United States 267,416 265,607
2019-51, PT, 144A, FRN, 16.892%, 1/15/45 ................ United States 333,666 331,829
2019-52, PT, 144A, FRN, 16.224%, 1/15/45 ................ United States 331,111 331,135
2019-S1, PT, 144A, FRN, 17.207%, 4/15/44 ................ United States 173,000 168,997
2019-S2, PT, 144A, FRN, 13.641%, 5/16/44 ................ United States 111,431 109,542
2019-S3, PT, 144A, FRN, 14.036%, 6/15/44 ................ United States 373,106 368,914
2019-S4, PT, 144A, FRN, 13.972%, 8/15/44 ................ United States 216,522 215,528
2019-S5, PT, 144A, FRN, 13.598%, 9/15/44 ................ United States 223,315 221,646
2019-S6, PT, 144A, FRN, 12.299%, 10/17/44 ............... United States 217,200 212,736
2019-S7, PT, 144A, FRN, 11.38%, 12/15/44 ................ United States 195,342 192,377
2019-S8, PT, 144A, FRN, 10.684%, 1/15/45 ................ United States 236,111 231,444
2020-2, PT, 144A, FRN, 16.149%, 3/15/45 ................. United States 328,090 327,104
2020-7, PT, 144A, FRN, 16.127%, 4/17/45 ................. United States 191,505 188,612

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Country
Principal
Amount
*
a
Value
a a a a a
Asset-Backed Securities
(continued)
Diversified Financial Services (continued)
f,h,q
Dryden 38 Senior Loan Fund , 2015-38A , DR , 144A, FRN , 3.124% ,
( 3-month USD LIBOR + 3% ), 7/15/30 ..................... United States 2,500,000 $ 2,500,026
f,h,q
Dryden 42 Senior Loan Fund , 2016-42A , CR , 144A, FRN , 2.174% ,
( 3-month USD LIBOR + 2.05% ), 7/15/30 .................. United States 2,400,000 2,387,056
f,h,q
Dryden 58 CLO Ltd. , 2018-58A , C , 144A, FRN , 1.922% , ( 3-month
USD LIBOR + 1.8% ), 7/17/31 ........................... United States 3,000,000 2,974,543
f,q
Madison Park Funding XXXI Ltd. , 2018-31A , D , 144A, FRN , 3.124% ,
( 3-month USD LIBOR + 3% ), 1/23/31 ..................... United States 1,250,000 1,248,244
q
Morgan Stanley ABS Capital I, Inc. Trust , 2003-NC10 , B1 , FRN ,
5.053% , ( 1-month USD LIBOR + 4.95% ), 10/25/33 ........... United States 307,325 333,598
f,h,q
Octagon Investment Partners XXII Ltd. , 2014-1A , CRR , 144A, FRN ,
2.028% , ( 3-month USD LIBOR + 1.9% ), 1/22/30 ............. United States 6,050,000 6,027,681
f,r
Prosper Pass-Thru Trust III ,
2020-PT1, A, 144A, FRN, 8.796%, 3/15/26 ................. United States 194,535 197,790
2020-PT2, A, 144A, FRN, 9.444%, 4/15/26 ................. United States 213,777 210,118
2020-PT3, A, 144A, FRN, 7.183%, 5/15/26 ................. United States 53,291 53,771
q
Structured Asset Investment Loan Trust , 2003-BC2 , M3 , FRN ,
4.977% , ( 1-month USD LIBOR + 4.875% ), 4/25/33 ........... United States 13,987 15,017
f,r
Upgrade Master Pass-Thru Trust , 2019-PT2 , A , 144A, FRN ,
13.266% , 2/15/26 .................................... United States 192,834 197,002
f,q
Voya CLO Ltd. ,
h
2014-1A, BR2, 144A, FRN, 2.022%, (3-month USD LIBOR +
1.9%), 4/18/31 ...................................... United States 1,300,000 1,289,212
2014-1A, CR2, 144A, FRN, 2.922%, (3-month USD LIBOR +
2.8%), 4/18/31 ...................................... United States 500,000 474,100
h
2016-3A, CR, 144A, FRN, 3.372%, (3-month USD LIBOR +
3.25%), 10/18/31 .................................... United States 2,000,000 1,938,845
27,044,207
a a a a a a
Total Asset-Backed Securities (Cost $26,476,542) ...............................
27,064,303
Commercial Mortgage-Backed Securities 1.2%
Diversified Financial Services 0.1%
r
Commercial Mortgage Trust , 2006-GG7 , AJ , FRN , 6.012% , 7/10/38 United States 194,980 164,107
Thrifts & Mortgage Finance 1.1%
h
Citigroup Commercial Mortgage Trust , 2015-GC27 , A5 , 3.137% ,
2/10/48 ........................................... United States 1,520,000 1,584,141
h
JPMBB Commercial Mortgage Securities Trust , 2015-C28 , A4 ,
3.227% , 10/15/48 .................................... United States 1,410,000 1,473,170
3,057,311
a a a a a a
Total Commercial Mortgage-Backed Securities (Cost $3,164,689) .................
3,221,418
Mortgage-Backed Securities 16.5%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.1%
g
FHLMC Gold Pools, 15 Year, 5%, 12/01/23 .................. United States 53,788 55,503
g
FHLMC Gold Pools, 20 Year, 6.5%, 8/01/27 .................. United States 92,854 102,563
g
FHLMC Gold Pools, 30 Year, 3.5%, 3/01/45 .................. United States 12,111 12,948
g
FHLMC Gold Pools, 30 Year, 3.5%, 12/01/48 ................. United States 2,269,431 2,401,115
g
FHLMC Gold Pools, 30 Year, 4%, 5/01/48 ................... United States 1,741,876 1,863,665
g
FHLMC Gold Pools, 30 Year, 6%, 7/01/28 - 11/01/36 ........... United States 260,026 295,638
g
FHLMC Gold Pools, 30 Year, 6.5%, 3/01/38 .................. United States 6,537 7,357
g
FHLMC Gold Pools, 30 Year, 7%, 9/01/27 ................... United States 33,116 35,610
g
FHLMC Gold Pools, 30 Year, 8.5%, 7/01/31 .................. United States 105,287 118,641

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Country
Principal
Amount
*
a
Value
a a a a a
Mortgage-Backed Securities
(continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
g
FHLMC Pool, 15 Year, 2.5%, 9/01/35 ....................... United States 3,453,241 $ 3,571,079
8,464,119
s
Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%
†
g
FNMA, 1.665% - 1.803%, (6-month USD LIBOR +/- MBS Margin),
6/01/32 - 7/01/34 .................................... United States 134,788 135,492
135,492
Federal National Mortgage Association (FNMA) Fixed Rate 11.7%
g
FNMA, 3.5%, 7/01/56 .................................. United States 475,052 515,618
g
FNMA, 15 Year, 2%, 9/01/35 ............................. United States 1,070,438 1,097,216
g
FNMA, 15 Year, 3%, 8/01/27 ............................. United States 4,485 4,697
g
FNMA, 15 Year, 3.5%, 1/01/26 ........................... United States 7,218 7,605
g
FNMA, 20 Year, 4.5%, 5/01/24 - 9/01/29 .................... United States 20,836 22,304
g
FNMA, 30 Year, 2.5%, 9/01/50 ........................... United States 4,738,804 4,841,954
g
FNMA, 30 Year, 3%, 10/01/50 ............................ United States 3,396,567 3,521,545
g
FNMA, 30 Year, 3.5%, 1/01/45 - 6/01/45 .................... United States 553,083 594,207
g
FNMA, 30 Year, 4%, 11/01/44 - 1/01/48 ..................... United States 784,346 847,632
g
FNMA, 30 Year, 4%, 10/01/47 ............................ United States 2,544,955 2,726,461
g
FNMA, 30 Year, 4.5%, 3/01/44 ........................... United States 630 676
g
FNMA, 30 Year, 5%, 5/01/38 - 7/01/39 ...................... United States 185,461 209,897
g
FNMA, 30 Year, 5.5%, 6/01/37 ........................... United States 147,351 168,666
g
FNMA, 30 Year, 6%, 4/01/33 - 6/01/38 ...................... United States 355,708 411,757
g
FNMA, 30 Year, 6.5%, 8/01/32 ........................... United States 60,958 70,281
t
FNMA, Single-family, 15 Year, 2%, 1/25/37 .................. United States 4,653,000 4,764,691
t
FNMA, Single-family, 30 Year, 2%, 1/25/52 .................. United States 3,931,000 3,919,195
t
FNMA, Single-family, 30 Year, 2.5%, 1/25/52 ................. United States 7,700,000 7,856,444
31,580,846
Government National Mortgage Association (GNMA) Fixed Rate 1.7%
g
GNMA I, Single-family, 30 Year, 6.5%, 6/15/31 - 12/15/33 ........ United States 199,343 218,885
t
GNMA II, Single-family, 30 Year, 2%, 1/15/52 ................. United States 1,554,000 1,568,151
t
GNMA II, Single-family, 30 Year, 2.5%, 1/15/52 ............... United States 1,539,000 1,576,151
g
GNMA II, Single-family, 30 Year, 3.5%, 12/20/49 .............. United States 1,088,689 1,133,927
g
GNMA II, Single-family, 30 Year, 7%, 1/20/24 - 1/20/29 ......... United States 12,924 14,150
g
GNMA II, Single-family, 30 Year, 8%, 1/20/28 - 10/20/31 ........ United States 52,038 59,988
4,571,252
Total Mortgage-Backed Securities (Cost $44,533,476) ............................
44,751,709
Residential Mortgage-Backed Securities 1.2%
Thrifts & Mortgage Finance 1.2%
h,q
FNMA Connecticut Avenue Securities ,
2017-C03, 1M2, FRN, 3.103%, (1-month USD LIBOR + 3%),
10/25/29 .......................................... United States 1,742,415 1,784,551
2017-C05, 1M2, FRN, 2.303%, (1-month USD LIBOR + 2.2%),
1/25/30 ........................................... United States 1,400,732 1,426,059
3,210,610
a a a a a a
Total Residential Mortgage-Backed Securities (Cost $3,233,179) ..................
3,210,610
Total Long Term Investments (Cost $398,355,809) ...............................
397,912,833
a

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

See Abbreviations on page 50.
Short Term Investments 3.3%
a a
Country Shares
a
Value
a
Money Market Funds 3.3%
u,v
Institutional Fiduciary Trust - Money Market Portfolio, 0.01% ..... United States 8,882,237 $ 8,882,237
Total Money Market Funds (Cost $8,882,237) ...................................
8,882,237
Total Short Term Investments (Cost $8,882,237 ) .................................
8,882,237
a
Total Investments (Cost $407,238,046) 150.4% ..................................
$406,795,070
Reverse Repurchase Agreements (12.4)% ......................................
(33,448,122)
w
Credit Facility (30.7)% ........................................................
(83,000,000)
Other Assets, less Liabilities (7.3)% ...........................................
(19,910,122)
Net Assets 100.0% ...........................................................
$270,436,826
Amount
Borrowed Payable
x
Reverse Repurchase Agreements (12.4)%
Counterparty UBS AG, 0.48%, 1/07/22 ..................... $1,459,656 $(1,461,991)
Counterparty UBS AG, 0.48%, 1/07/22 ..................... $1,355,292 $(1,357,460)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,076,250 $(1,078,402)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,303,125 $(1,305,731)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,030,500 $(1,032,561)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,002,375 $(1,004,380)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,153,750 $(1,156,058)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,035,000 $(1,037,070)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,239,375 $(1,241,854)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,289,750 $(1,292,330)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,430,625 $(1,433,486)
Counterparty UBS AG, 0.6%, 1/07/22 ...................... $1,087,500 $(1,089,675)
Counterparty UBS AG, 0.88%, 1/07/22 ..................... $861,998 $(864,526)
Counterparty UBS AG, 0.88%, 1/07/22 ..................... $1,419,250 $(1,423,413)
Counterparty UBS AG, 0.88%, 1/07/22 ..................... $1,105,109 $(1,108,351)
Counterparty UBS AG, 0.88%, 1/07/22 ..................... $2,400,000 $(2,407,040)
Counterparty UBS AG, 0.88%, 1/07/22 ..................... $2,040,046 $(2,046,030)
Counterparty UBS AG, 0.88%, 1/07/22 ..................... $4,827,900 $(4,842,062)
Counterparty UBS AG, 0.88%, 1/07/22 ..................... $849,877 $(852,370)
Counterparty UBS AG, 1.23%, 1/07/22 ..................... $1,600,000 $(1,606,560)
Counterparty UBS AG, 1.23%, 1/07/22 ..................... $1,791,227 $(1,798,572)
Counterparty UBS AG, 1.23%, 1/07/22 ..................... $2,000,000 $(2,008,200)
Total Reverse Repurchase Agreements (Proceeds $33,358,605) ...................
$(33,448,122)

Franklin Limited Duration Income Trust
Summary Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

*
The principal amount is stated in U.S. dollars unless otherwise indicated.
†
Rounds to less than 0.1% of net assets.
a
Non-income producing.
b
Fair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.
c
See Note 11 regarding restricted securities.
d
Income may be received in additional securities and/or cash.
e
Perpetual security with no stated maturity date.
f
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2021, the aggregate value of these securities was $170,494,030, representing 63.0% of net assets.
g
A portion or all of the security is pledged as collateral in connection with the Fund’s revolving credit facility.
h
A portion or all of the security is designated as collateral for reverse repurchase agreements.
i
See Note 9 regarding credit risk and defaulted securities.
j
The coupon rate shown represents the rate at period end.
k
See Note 1(e) regarding senior floating rate interests.
l
A portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of the settlement and will be based upon a reference index/floor plus a spread.
m
A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
n
See Note 12 regarding unfunded loan commitments.
o
See Note 1(f) regarding Marketplace Lending.
p
Marketplace loans holdings are presented in a summary format. For a full breakdown of the holdings, please refer to Item 6 of the Fund's N-CSR filing found on sec.gov.
q
The coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.
r
Adjustable rate security with an interest rate that is not based on a published reference index and spread.  The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.
s
Adjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).
t
Security purchased on a to-be-announced (TBA) basis. See Note 1(c).
u
See Note 5(c) regarding investments in affiliated management investment companies.
v
The rate shown is the annualized seven-day effective yield at period end.
w
See Note 3 regarding Credit Facility.
x
See Note 4 regarding reverse repurchase agreements.

Franklin Limited Duration Income Trust
Financial Statements
Statement of Assets and Liabilities
December 31, 2021
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Franklin
Limited
Duration
Income Trust
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $398,355,809
Cost - Non-controlled affiliates (Note 5 c ) ........................................................ 8,882,237
Value - Unaffiliated issuers .................................................................. $397,912,833
Value - Non-controlled affiliates (Note 5 c ) ....................................................... 8,882,237
Cash .................................................................................... 1,153,707
Receivables:
Investment securities sold ................................................................... 3,215,097
Interest ................................................................................. 3,223,383
Deposits with brokers for:
Reverse repurchase agreement (Note 4) ........................................................ 510,000
Unrealized appreciation on unfunded loan commitments (Note 12 ) ...................................... 1,968
Total assets .......................................................................... 414,899,225
Liabilities:
Payables:
Investment securities purchased .............................................................. 25,299,640
Credit facility (Note 3 ) ...................................................................... 83,000,000
Management fees ......................................................................... 242,404
Transfer agent fees ........................................................................ 1,421
Trustees' fees and expenses ................................................................. 12,963
Distributions to shareholders ................................................................. 2,279,408
Accrued interest (Note 3 ) ................................................................... 76,519
Reverse repurchase agreements (Note 4) ....................................................... 33,448,122
Unrealized depreciation on unfunded loan commitments (Note 12) ...................................... 362
Accrued expenses and other liabilities ........................................................... 101,560
Total liabilities ......................................................................... 144,462,399
Net assets applicable to common shares ................................................. $270,436,826
Net assets applicable to common shares consist of:
Paid-in capital ............................................................................. $306,300,035
Total distributable earnings (losses) ............................................................. (35,863,209)
Net assets applicable to common shares ................................................. $270,436,826
Common shares outstanding .................................................................. 30,150,895
Net asset value per common share ............................................................. $8.97

Franklin Limited Duration Income Trust
Financial Statements
Statement of Operations
for the year ended December 31, 2021
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Franklin
Limited
Duration
Income Trust
Investment income:
Dividends:
Unaffiliated issuers ........................................................................ $37,065
Non-controlled affiliates (Note 5 c ) ............................................................. 725
Interest:
Unaffiliated issuers ........................................................................ 20,488,312
Total investment income ................................................................... 20,526,102
Expenses:
Management fees (Note 5 a ) ................................................................... 2,921,759
Interest expense (Note 3 and 4) ................................................................ 1,208,641
Transfer agent fees ......................................................................... 14,149
Custodian fees (Note 6 ) ...................................................................... 6,963
Reports to shareholders fees .................................................................. 36,215
Registration and filing fees .................................................................... 22,487
Professional fees ........................................................................... 316,815
Trustees' fees and expenses .................................................................. 16,743
Marketplace lending fees (Note 1 f ) .............................................................. 301,612
Other .................................................................................... 67,725
Total expenses ......................................................................... 4,913,109
Expense reductions (Note 6 ) ............................................................... (147)
Expenses waived/paid by affiliates (Note 5c) ................................................... (6,229)
Net expenses ......................................................................... 4,906,733
Net investment income ................................................................ 15,619,369
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers ...................................................................... (649,243)
Foreign currency transactions ................................................................ (288)
Net realized gain (loss) .................................................................. (649,531)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... (729,162)
Translation of other assets and liabilities denominated in foreign currencies .............................. (87)
Net change in unrealized appreciation (depreciation) ............................................ (729,249)
Net realized and unrealized gain (loss) ............................................................ (1,378,780)
Net increase (decrease) in net assets applicable to common shares resulting from operations ................... $14,240,589

Franklin Limited Duration Income Trust
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Franklin Limited Duration Income Trust
Year Ended
December 31, 2021
Year Ended
December 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $15,619,369 $15,409,319
Net realized gain (loss) ................................................. (649,531) (11,392,358)
Net change in unrealized appreciation (depreciation) ........................... (729,249) 6,871,058
Net increase (decrease) in net assets applicable to comm on shares resulting from operations ...................................................... 14,240,589 10,888,019
Distributions to common shareholders ....................................... (16,509,548) (16,484,224)
Distributions to common shareholders from tax return of capital .................... (11,604,311) (11,656,406)
Total distributions to common shareholders ................................... (28,113,859) (28,140,630)
Capital share transactions (Note 2 ) .......................................... 110,798 —
Net increase (decrease) in net assets ................................... (13,762,472) (17,252,611)
Net assets applicable to common shares:
Beginning of year ....................................................... 284,199,298 301,451,909
End of year ........................................................... $270,436,826 $284,199,298

Franklin Limited Duration Income Trust
Financial Statements
Statement of Cash Flows
for the year ended December 31, 2021
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Franklin
Limited
Duration
Income Trust
Cash flow from operating activities:
Dividends, interest and other income received ..................................................... $ 21,052,344
Operating expenses paid ..................................................................... (3,819,119)
Deposits with broker s f or: Reverse Repurchase Agreement s .......................................... (510,000)
Interest expense paid ........................................................................ (1,223,386)
Realized (loss) on foreign currency transactions .................................................... (288)
Purchases of long-term investments ............................................................. (445,065,357)
Sales and maturities of long-term investments ..................................................... 443,049,576
Net sales of short-term investments ............................................................. 9,447,476
Cash provided - operating activities .......................................................... 22,931,246
Cash flow from financing activities:
Repayment of Credit Facility .................................................................. (10,000,000)
Proceeds of reverse repurchase agreements ...................................................... 14,924,993
Cash distributions to shareholders .............................................................. (28,062,427)
Cash used - financing activities ............................................................. (23,137,434)
Net increase (decrease) in cash ................................................................. (206,188)
Cash at beginning of year ...................................................................... 1,359,895
Cash at end of year ........................................................................... $1,153,707
Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash
Provided by Operating Activities
for the year ended December 31, 2021
Net increase (decrease) in net assets resulting from operating activities .................................... $ 14,240,589
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Net amortization income .................................................................. 833,827
Reinvested dividends from non-controlled affiliates ............................................... (725)
Interest received in the form of securities ...................................................... (248,977)
Decrease in dividends and interest receivable and other assets ..................................... 191,093
Increase in deposits with brokers ............................................................ (510,000)
Decrease in interest payable ............................................................... (14,745)
Decrease in payable to affiliates, accrued expenses, and other liabilities ............................... (121,027)
Decrease in payable for investments purchased ................................................. (2,020,484)
Increase in receivable for investments sold ..................................................... (1,602,369)
Decrease in cost of investments ............................................................. 11,454,815
Decrease in unrealized appreciation on investments. ............................................. 729,249
Net cash provided by operating activities ........................................................... $22,931,246
Non-cash financing activities - reinvestment of dividends ............................................... $110,798

Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Franklin Limited Duration Income Trust (Fund) is
registered under the Investment Company Act of 1940 (1940
Act) as a closed-end management investment company and
applies the specialized accounting and reporting guidance in
U.S. Generally Accepted Accounting Principles (U.S. GAAP).
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset
value (NAV) per share each business day as of 4 p.m.
Eastern time or the regularly scheduled close of the New
York Stock Exchange (NYSE), whichever is earlier. Under
compliance policies and procedures approved by the Fund's
Board of Trustees (the Board), the Fund's administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Debt securities generally trade in the OTC market rather
than on a securities exchange. The Fund's pricing services
use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through
which quotes from market makers are used to determine
fair value. In instances where sufficient market activity
may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market
characteristics such as benchmark yield curves, credit
spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities
denominated in a foreign currency are converted into their
U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the
foreign debt securities are determined.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value of
financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund
primarily employs a market-based approach which may
use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur
between the time at which trading in a foreign security
is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

Franklin Limited Duration Income Trust
Notes to Financial Statements

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When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Securities Purchased on a Delayed Delivery and
TBA Basis
The Fund purchases securities on a delayed delivery and
to-be-announced (TBA) basis, with payment and delivery
scheduled for a future date. These transactions are subject
to market fluctuations and are subject to the risk that the
value at delivery may be more or less than the trade date
purchase price. Although the Fund will generally purchase
these securities with the intention of holding the securities, it may sell the securities before the settlement date.
d. Mortgage Dollar Rolls
The Fund enters into mortgage dollar rolls, typically on a
TBA basis. Mortgage dollar rolls are agreements between
the Fund and a financial institution where the Fund sells
(or buys) mortgage-backed securities for delivery on a
specified date and simultaneously contracts to repurchase
(or sell) substantially similar (same type, coupon, and
maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale
price is recorded as an unrealized gain or loss to the Fund
upon entering into the mortgage dollar roll. In addition, the
Fund may invest the cash proceeds that are received from
the initial sale. During the period between the sale and
repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in
mortgage dollar rolls are accounted for as purchases and
sales and may result in an increase to the Fund's portfolio
turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.
e. Senior Floating Rate Interests
The Fund invests in senior secured corporate loans that pay
interest at rates which are periodically reset by reference
to a base lending rate plus a spread. These base lending
rates are generally the prime rate offered by a designated
U.S. bank or the London InterBank Offered Rate (LIBOR).
Senior secured corporate loans often require prepayment of
principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially
less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable,
but may be subject to certain restrictions on resale.
1. Organization and Significant Accounting Policies
(continued)
a. Financial Instrument Valuation
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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f. Marketplace Lending
The Fund invests in loans obtained through marketplace
lending. Marketplace lending, sometimes referred to as
peer-to-peer lending, is a method of financing in which a
platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt
financing. Prospective borrowers are required to provide
certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income,
employment information, credit score, debt-to-income ratio,
credit history (including defaults and delinquencies) and
home ownership status. Based on this and other information,
the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform
then posts the borrowing requests online, giving investors
the opportunity to purchase the loans based on factors such
as the interest rates and expected yields of the loans, the
borrower background data, and the credit rating assigned by
the platform.
When the Fund invests in these loans, it usually purchases
all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform
or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically
responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other
administration fees, are included in marketplace lending fees in the Statement of Operations. The Fund, as an investor in
a loan, would be entitled to receive payment only from the
borrower and would not be able to recover any deficiency
from the platform, except under very narrow circumstances.
The loans in which the Fund may invest are unsecured.
g. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in an
amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned
securities, as determined at the close of Fund business each day; any additional collateral required due to changes in
security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint
cash account with other funds and is used to invest in a
money market fund managed by Franklin Advisers, Inc., an
affiliate of the Fund, and/or a joint repurchase agreement
in the Statement of Assets and Liabilities. The Fund may
receive income from the investment of cash collateral, in
addition to lending fees and rebates paid by the borrower.
Income from securities loaned, net of fees paid to the
securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund
bears the market risk with respect to any cash collateral
investment, securities loaned, and the risk that the agent
may default on its obligations to the Fund. If the borrower
defaults on its obligation to return the securities loaned, the
Fund has the right to repurchase the securities in the open
market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of
default by a third party borrower. At December 31, 2021,
the Fund had no securities on loan.
h. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of December 31, 2021, the Fund
has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open
1. Organization and Significant Accounting Policies
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
i. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization
of premium and accretion of discount on debt securities
are included in interest income. Paydown gains and losses
are recorded as an adjustment to interest income. Facility
fees are recognized as income over the expected term of
the loan. Dividend income is recorded on the ex-dividend
date except for certain dividends from securities where the
dividend rate is not available. In such cases, the dividend
is recorded as soon as the information is received by the
Fund. Distributions to shareholders are recorded on the
ex-dividend date. The Fund employs a managed distribution
policy whereby the Fund will make monthly distributions
to common shareholders at an annual minimum fixed rate
of 10%, based on the average monthly NAV of the Fund’s
common shares. Under the policy, the Fund is managed with
a goal of generating as much of the distribution as possible from net investment income and short-term capital gains.
The balance of the distribution will then come from long-
term capital gains to the extent permitted and, if necessary, a return of capital. Distributable earnings are determined
according to income tax regulations (tax basis) and may
differ from earnings recorded in accordance with U.S.
GAAP. These differences may be permanent or temporary.
Permanent differences are reclassified among capital
accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations.
Temporary differences are not reclassified, as they may
reverse in subsequent periods.
j. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
k. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against the
Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At December 31, 2021, there were an unlimited number of shares authorized (without par value).
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 242,561 shares. During the years ended December 31, 2021 and 2020, there were no shares repurchased .
Transactions in the Fund’s shares were as follows:
1. Organization and Significant Accounting Policies
(continued)
h. Income and Deferred Taxes
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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3. Credit Facility
The Fund has entered into a credit facility agreement (“Credit Facility”) with BNP Paribas Prime Brokerage International Ltd.
(“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of $100,000,000. The Fund will pay interest in the amount of 0.90% plus the 3-month U.S. Dollar London Interbank Offered Rate on the amount outstanding.
The Fund is required to fully collateralize its outstanding loan balance as determined by BNPP by pledging assets, which are held in a segregated account, and are indicated in the Summary Statement of Investments. If the Fund fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding.
The Fund had outstanding borrowings of $83,000,000 as of December 31, 2021 and incurred $933,571 of interest expense during the year. Average borrowings and the average interest rate for the days outstanding during the year ended December
31, 2021, were $86,592,937 and 1.06%, respectively.
The Credit Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Credit Facility to recall any securities pledged as collateral from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated for any fees or losses related to the failed delivery or, in the event a recalled security is not be returned, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the market value of the recalled security. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. Rehypothecated securities are included among the portfolio securities pledged by the Fund as collateral for the Credit Facility. As of December 31, 2021, there were no rehypothecated securities.
4. Reverse Repurchase Agreements
The Fund enters into reverse repurchase agreements, under which the Fund sells securities in exchange for cash to counterparties, with a simultaneous agreement to repurchase the same or substantially the same security at a mutually agreed-upon date and price. Such a transaction is accounted for as a secured borrowing by the Fund, collateralized by securities for which the Fund retains possession. The gross amount of cash received in exchange for securities sold plus accrued interest payments to be made by the Fund to counterparties are reflected as a payable for Reverse repurchase agreements on the Statement of Assets and Liabilities. Interest payments made on reverse repurchase agreements are recorded as a component of interest expense on the Statement of Operations. Reverse repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (buyers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for reverse repurchase agreements. In the event of default by either the buyer or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The buyer may sell securities the Fund pledged as collateral and apply the proceeds towards the reverse repurchase price and any other amounts owed by the Fund in the event of default by the Fund.
This could involve costs or delays in addition to a loss on the securities if their value falls below the reverse repurchase price
Year Ended
December 31, 2021
Year Ended
December 31, 2020
a
Shares Amount Shares Amount
Shares issued in reinvestment of distributions .......... 12,060 $110,798 — $—
a
During the year ended December 31, 2020 there were no shares issued; all reinvested distributions were satisfied with previously issued shared purchased in the open market.
2. Shares of Beneficial Interest
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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owed by the Fund. The Fund monitors collateral fair value for the reverse repurchase agreement, including accrued interest, over the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity.
The remaining contractual maturity of the repurchase agreements totaling $33,452,599 are up to 30 days.
The Fund pledged corporate bonds, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities as the collateral valued at $40,104,761 which has been identified on the Summary Statement of Investments. Cash collateral that has been pledged to manage credit exposure and liquidity for reverse repurchase agreements is reflected as a receivable for deposits with brokers for reverse repurchase agreements on the Statement of
Assets and Liabilities.
For the year ended December 31, 2021, the average borrowings and the average interest rate were $32,970,840 and 0.9%, respectively.
5. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
a. Management Fees
The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the
Credit Facility and other financial leverage.
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2021, the Fund held investments in affiliated management investment companies as follows:
Subsidiary Affiliation
Franklin Advisers, Inc. (Advisers) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
4. Reverse Repurchase Agreements
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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Annual Report
6. Expense Offset Arrangement
The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2021, the custodian fees were reduced as noted in the Statement of Operations.
7. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains.
At December 31, 2021, the capital loss carryforwards were as follows:
The tax character of distributions paid during the years ended December 31, 2021 and 2020, was as follows:
    aa
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a       a   a   a   a   a   a   a
Franklin Limited Duration Income Trust
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust -
Money Market Portfolio, 0.01% . $ 18,328,988 $ 138,396,720 $ (147,843,471) $ — $ — $ 8,882,237 8,882,237 $ 725
Non-Controlled Affiliates
Income from
securities
loaned
Institutional Fiduciary Trust -
Money Market Portfolio, 0.01% . $— $2,000 $(2,000) $— $— $— — $—
Total Affiliated Securities ... $18,328,988 $138,398,720 $(147,845,471) $— $— $8,882,237 $725
Capital loss carryforwards not subject to expiration:
Short term ................................................................................ $1,959,924
Long term ................................................................................ 32,465,940
Total capital loss carryforwards ............................................................... $34,425,864
2021 2020
Distributions paid from:
Ordinary income .......................................................... $16,509,548 $16,484,224
Return of capital ........................................................... 11,604,311 11,656,406
$28,113,859 $28,140,630
5. Transactions with Affiliates
(continued)
c. Investments in Affiliated Management Investment Companies
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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Annual Report
At December 31, 2021, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums and defaulted bonds.
8. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2021, aggregated
$443,044,873 and $443,993,059, respectively.
9. Credit Risk and Defaulted Securities
At December 31, 2021, the Fund had 76.7% of its portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December
31, 2021, the aggregate value of these securities represents less than 0.1% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Summary Statement of Investments.
10. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
11. Restricted Securities
The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.
At December 31, 2021, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:
Cost of investments .......................................................................... $374,876,482
Unrealized appreciation ........................................................................ $8,709,573
Unrealized depreciation ........................................................................ (10,149,590)
Net unrealized appreciation (depreciation) .......................................................... $(1,440,017)
7. Income Taxes
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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Annual Report
12. Unfunded Loan Commitments
The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and
Liabilities and the Statement of Operations. Funded portions of credit agreements are presented in the Summary Statement of
Investments.
At December 31, 2021, unfunded commitments were as follows:
13. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)
Shares Issuer
Acquisition
Date Cost Value
Franklin Limited Duration Income Trust
2,334,763 Nine Point Energy LLC ........................ 7/15/14 - 1/22/21 $ 1,208,234 $ —
6,305 Riviera Resources, Inc. ....................... 8/08/18 93,944 —
Total Restricted Securities (Value is —% of Net Assets) .............. $1,302,178 $—
Borrower Unfunded Commitment
Franklin Limited Duration Income Trust
Aveanna Healthcare LLC $ 164,765
DexKo Global, Inc. 26,979
Medical Solutions Holdings, Inc. 61,550
National Mentor Holdings, Inc. 70,115
Osmosis Buyer Ltd. 95,620
Sovos Compliance LLC 93,828
Thrasio LLC 348,469
$ 861,326
11. Restricted Securities
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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Annual Report
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of December 31, 2021, in valuing the Fund's assets and liabilities carried at fair value, is as follows:
Level 1 Level 2 Level 3 Total
Franklin Limited Duration Income Trust
Assets:
Investments in Securities:
Common Stocks :
Hotels, Restaurants & Leisure ............. $ — $ 32,747 $ — $ 32,747
Machinery ............................ — 302,355 — 302,355
Metals & Mining ....................... 331,671 — — 331,671
Oil, Gas & Consumable Fuels ............. 2,668 — —
a
2,668
Road & Rail .......................... — — 44,245 44,245
Specialty Retail ........................ 5 — — 5
Preferred Stocks ........................ — 136,643 — 136,643
Warrants :
Oil, Gas & Consumable Fuels ............. 1,191 — 2 1,193
Paper & Forest Products ................. 4,949 — — 4,949
Convertible Bonds ....................... — 28,774 — 28,774
Corporate Bonds :
Aerospace & Defense ................... — 1,456,896 — 1,456,896
Airlines .............................. — 2,738,640 — 2,738,640
Auto Components ...................... — 4,681,553 — 4,681,553
Automobiles .......................... — 1,303,224 — 1,303,224
Banks ............................... — 1,565,813 — 1,565,813
Beverages ........................... — 694,148 — 694,148
Biotechnology ......................... — 2,022,081 — 2,022,081
Building Products ...................... — 3,832,231 — 3,832,231
Capital Markets ........................ — 303,492 — 303,492
Chemicals ........................... — 7,781,789 — 7,781,789
Commercial Services & Supplies ........... — 4,546,815 — 4,546,815
Construction & Engineering ............... — 2,966,420 — 2,966,420
Consumer Finance ..................... — 1,628,913 — 1,628,913
Containers & Packaging ................. — 10,016,722 — 10,016,722
Distributors ........................... — 313,707 — 313,707
Diversified Consumer Services ............ — 823,444 — 823,444
Diversified Financial Services ............. — 2,645,008 — 2,645,008
Diversified Telecommunication Services ..... — 4,481,695 — 4,481,695
Electric Utilities ........................ — 1,742,102 — 1,742,102
Electrical Equipment .................... — 1,832,352 — 1,832,352
Electronic Equipment, Instruments &
Components ........................ — 497,633 — 497,633
Energy Equipment & Services ............. — 3,553,657 — 3,553,657
Entertainment ......................... — 3,202,591 — 3,202,591
Equity Real Estate Investment Trusts (REITs) . — 2,938,614 — 2,938,614
Food Products ........................ — 1,436,460 — 1,436,460
Health Care Equipment & Supplies ......... — 1,097,331 — 1,097,331
Health Care Providers & Services .......... — 7,505,530 — 7,505,530
Hotels, Restaurants & Leisure ............. — 14,980,411 — 14,980,411
Household Durables .................... — 2,415,367 — 2,415,367
Independent Power and Renewable Electricity
Producers .......................... — 6,076,234 — 6,076,234
Insurance ............................ — 1,142,394 — 1,142,394
Internet & Direct Marketing Retail .......... — 618,420 — 618,420
IT Services ........................... — 3,419,961 — 3,419,961
Machinery ............................ — 4,972,484 — 4,972,484
13. Fair Value Measurements
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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Annual Report
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At December 31, 2021, the reconciliation is as follows:
Level 1 Level 2 Level 3 Total
Franklin Limited Duration Income Trust (continued)
Assets: (continued)
Investments in Securities:
Corporate Bonds:
Media ............................... $ — $ 10,201,580 $ — $ 10,201,580
Metals & Mining ....................... — 1,848,234 — 1,848,234
Mortgage Real Estate Investment Trusts
(REITs) ............................ — 968,960 — 968,960
Oil, Gas & Consumable Fuels ............. — 16,381,765 — 16,381,765
Paper & Forest Products ................. — 413,092 — 413,092
Personal Products ..................... — 812,795 — 812,795
Pharmaceuticals ....................... — 7,525,349 — 7,525,349
Real Estate Management & Development .... — 2,079,155 — 2,079,155
Road & Rail .......................... — 1,393,301 992,593 2,385,894
Semiconductors & Semiconductor Equipment . — 307,931 — 307,931
Software ............................. — 1,995,356 — 1,995,356
Specialty Retail ........................ — 3,210,010 — 3,210,010
Textiles, Apparel & Luxury Goods .......... — 1,048,270 — 1,048,270
Thrifts & Mortgage Finance ............... — 3,672,904 — 3,672,904
Trading Companies & Distributors .......... — 1,723,768 — 1,723,768
Wireless Telecommunication Services ....... — 1,600,478 — 1,600,478
Senior Floating Rate Interests ............... — 128,397,682 — 128,397,682
Marketplace Loans ...................... — — 22,972,188 22,972,188
Asset-Backed Securities .................. — 27,064,303 — 27,064,303
Commercial Mortgage-Backed Securities ...... — 3,221,418 — 3,221,418
Mortgage-Backed Securities ................ — 44,751,709 — 44,751,709
Residential Mortgage-Backed Securities ...... — 3,210,610 — 3,210,610
Short Term Investments ................... 8,882,237 — — 8,882,237
Total Investments in Securities ........... $9,222,721 $373,563,321 $24,009,028 $406,795,070
Other Financial Instruments:
Unfunded Loan Commitments .............. $ — $ 1,968 $ — $ 1,968
Total Other Financial Instruments ......... $— $1,968 $— $1,968
Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements ............ $ — $ 33,448,122 $ — $ 33,448,122
Unfunded Loan Commitments ............... $ — $ 362 $ — $ 362
Total Other Financial Instruments ......... $— $33,448,484 $— $33,448,484
a
Includes securities determined to have no value at December 31, 2021.
Balance at
Beginning of
Year Purchases
a
Sales
b
Transfer
Into
Level 3
Transfer
Out of
Level 3
c
Net
Accretion
( Amortiza -
tion )
Net
Realized
Gain
(Loss)
Net
Unr ealized
Appreciatio n
( Depreciation )
Balance
at End
of Year
Net Change in
Unrealized
Appreciation
(Depreciation)
on Assets
Held at
Year End
a a a a a a a a a a a
Franklin Limited Duration Income Trust
Assets:
Investments in Securities:
Common Stocks :
Aerospace & Defense . $ —
d
$ — $ —
d
$ — $ — $ — $ (1,947,001) $ 1,947,001 $ — $ —
13. Fair Value Measurements
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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Annual Report
Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2021, are as follows:
Balance at
Beginning of
Year Purchases
a
Sales
b
Transfer
Into
Level 3
Transfer
Out of
Level 3
c
Net
Accretion
(Amortiza-
tion)
Net
Realized
Gain
(Loss)
Net
Unrealized
Appreciation
(Depreciation)
Balance
at End
of Year
Net Change in
Unrealized
Appreciation
(Depreciation)
on Assets
Held at
Year End
a a a a a a a a a a a
Franklin Limited Duration Income Trust (continued)
Assets:
Investments in Securities:
Common Stocks:
Oil, Gas & Consumable
Fuels .......... $ 1,631 $ —
d
$ — $ — $ — $ — $ — $ (1,631) $ —
d
$ (1,631)
Road & Rail ....... 14,006 — — — — — — 30,239 44,245 30,239
Warrants :
Oil, Gas & Consumable
Fuels .......... 87 — — — — — — (85) 2 (85)
Corporate Bonds :
Hotels, Restaurants &
Leisure ......... 11,400 — — — (11,400) — — — — —
Oil, Gas & Consumable
Fuels .......... 3,092 — — — (3,092) — — — — —
Road & Rail ....... 864,816 — — — — 85,446 — 42,331 992,593 42,331
Senior Floating Rate
Interests :
Road & Rail ....... 647,125 — (696,715) — — (6,240) (28,528) 84,358 — —
Marketplace Loans :
Diversified Financial
Services ........ 7,222,952 20,820,665 (5,271,456) — — — (180,559) 380,586 22,972,188 (118,112)
Escrows and Litigation
Trusts ........... 3,000
d
— (9,581) — — — (43,329) 49,910 — —
Total Investments in
Securities ............ $8,768,109 $20,820,665 $(5,977,752) $— $(14,492) $79,206 $(2,199,417) $2,532,709 $24,009,028 $(47,258)
a
Purchases include all purchases of securities and securities received in corporate actions.
b
Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
c
Transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.
d
Includes securities determined to have no value.
13. Fair Value Measurements
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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Annual Report
14. New Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04,
Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January
2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
15. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:
On January 14, 2022, the Fund commenced a transferrable rights offering to common shareholders of record to subscribe for up to an aggregate of 10,250,000 of the Fund’s common shares. The offering expired on February 17, 2022. Each record date shareholder received one right for each outstanding whole common share held, which entitled their holders to purchase one new Fund common share for every three rights held. In addition, record date shareholders who fully exercised their rights
Description
Fair Value at
End of Year Valuation Technique Unobservable Inputs
Amount
(Weighted
Average)
a
Impact to
Fair Value
if Input
Increases
b
Franklin Limited Duration Income Trust
Assets:
Investments in Securities:
Corporate Bonds:
Road & Rail
..............
$992,593 Discounted cash flow Discount rate 15.7% Decrease
c
Free cash flow $1.0 mil Increase
Marketplace Loans:
Diversified Financial Services
.
22,654,224 Discounted cash flow Loss-adjusted
discount rate
2.5% - 11.5%
(8.2%)
Decrease
d
Projected loss rate 10.5% - 19.5%
(16.0%)
Decrease
d
All Other Investments
..........
362,211
e,f
Total
.......................
$24,009,028
a
Weighted based on the relative fair value of the financial instruments.
b
Represents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
c
Represents a significant impact to fair value but not net assets.
d
Represents a significant impact to fair value and net assets
e
Includes securities determined to have no value at December 31, 2021.
f
Includes financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. May also include fair value of immaterial financial instruments and developed using various valuation techniques and unobservable inputs.
13. Fair Value Measurements
(continued)

Franklin Limited Duration Income Trust
Notes to Financial Statements

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Annual Report
(other than those rights that could not be exercised because they represented the right to acquire less than one common share) were entitled to subscribe for additional common shares of the Fund that remained unsubscribed as a result of any unexercised rights. The subscription price per common share was determined based upon a formula equal to 92.5% of the average of the last reported sales price of the Fund’s common shares on the NYSE American Stock Exchange on the offering expiration date, and each of the four preceding trading days, subject to a minimum subscription price of 90% of the Fund’s net asset value per common share on the offering expiration date. The rights holders subscribed for all 10,250,000 common shares at an average price per share of $7.61. Proceeds from the offering were $78,033,340. The Fund received the proceeds of the offering minus the dealer manager fee and other expenses of the offering totaling $3,007,099.
Abbreviations
Selected Portfolio
CLO
Collateralized Loan Obligation
FHLMC
Federal Home Loan Mortgage Corp.
FNMA
Federal National Mortgage Association
FRN
Floating Rate Note
GNMA
Government National Mortgage Association
LIBOR
London Inter-Bank Offered Rate
MBS
Mortgage-Backed Security
PIK
Payment-In-Kind
TBD
To Be Determined
Currency
USD
United States Dollar
15. Subsequent Events
(continued)

Franklin Limited Duration Income Trust
Report of Independent Registered Public Accounting Firm

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Annual Report
To the Board of Trustees and Shareholders of Franklin Limited Duration Income Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the summary statement of investments, of Franklin Limited Duration Income Trust (the "Fund") as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021, the period April 1, 2017 through December 31, 2017 and the year ended March 31, 2017
(collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights each of the four years in the period ended December 31, 2021, the period April 1, 2017 through December
31, 2017 and the year ended March 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
We have also previously audited, in accordance with the standards of the Public Company Accounting Oversight Board
(United States), the statements of assets and liabilities, including the statements of investments, of Franklin Limited Duration
Income Trust as of December 31, 2020, 2019, 2018 and 2017, March 31, 2017, 2016, 2015, 2014, 2013, and 2012, and the
related statements of operations for the years ended December 31, 2020, 2019, and 2018, for the period of April 1, 2017 through December 31, 2017, and for the years ended March 31, 2017, 2016, 2015, 2014, 2013 and 2012, the statements of changes in net assets for the years ended December 31, 2019 and 2018, for the period of April 1, 2017 through December
31, 2017, and for the years ended March 31, 2017, 2016, 2015, 2014, 2013 and 2012 and the statements of cash flows for the years ended December 31, 2020, 2019 and 2018 (none of which are presented herein), and we expressed unqualified opinions on the those financial statements. In our opinion, the information set forth in the Senior Securities Table of Franklin
Limited Duration Income Trust for each of the four years in the period ended December 31, 2021, for the period of April 1, 2017 through December 31, 2017, and for each of the six years in the period ended March 31, 2017 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 22, 2022

Franklin Limited Duration Income Trust
Report of Independent Registered Public Accounting Firm

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We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin Limited Duration Income Trust
Tax Information

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Annual Report
By mid-February, tax information related to a shareholder's proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:
Pursuant to: Amount Reported
Income Eligible for Dividends Received Deduction (DRD) §854(b)(1)(A) $37,064
Qualified Dividend Income Earned (QDI) §854(b)(1)(B) $37,064
Qualified Net Interest Income (QII) §871(k)(1)(C) $13,397,901
Section 163(j) Interest Earned §163(j) $22,146,583

Franklin Limited Duration Income Trust
Important Information to Shareholders

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Annual Report
Share Repurchase Program
The Fund’s Board has authorized the Fund to repurchase
up to 10% of the Fund’s outstanding shares in open-market
transactions, at the discretion of management.
In exercising its discretion consistent with its portfolio
management responsibilities, the Investment Manager will
take into account various other factors, including, but not
limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s 10% threshold
is reached, no further repurchases could be completed until
authorized by the Board. Until the 10% threshold is reached,
Fund management will have the flexibility to commence
share repurchases if and when it is determined to be
appropriate in light of prevailing circumstances.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Rights Offering
The Fund’s Board has approved a transferable rights
offering (the “Offer”). The Investment Manager believes
that the Offer will be in the interest of shareholders by
enabling the Fund to take advantage of new investment
opportunities and the Investment Manager’s expertise,
and raising capital can benefit shareholders with a larger
and more diversified portfolio. Pursuant to the Offer, each
shareholder will receive one transferable right (a “Right”)
for each common share held on the record date of January
19, 2022 (the “Record Date”). Three Rights plus the final
subscription price per common share (the “Subscription
Price”) will be required to purchase one additional common
share (the “Primary Subscription”); however, shareholders
who hold fewer than three common shares on the Record
Date will be entitled to subscribe for one common share,
and fractional shares will not be issued. The Subscription
Price will be determined based upon a formula equal to
92.5% of the average of the last reported sales price of
the Fund’s common shares on the NYSE American on the
Expiration Date (as defined below) and each of the four
preceding trading days (the “Formula Price”). If, however, the
Formula Price is less than 90% of the net asset value per
common share of the Fund’s common shares at the close
of trading on the NYSE American on the Expiration Date,
then the Subscription Price will be 90% of the Fund’s net
asset value per common share at the close of trading on the
NYSE American on that day. Record date shareholders who
fully exercise their Rights in the Primary Subscription will be eligible for an over-subscription privilege entitling these shareholders to subscribe for any additional common shares
not purchased pursuant to the Primary Subscription, subject
to certain limitations, allotment and the right of the Board to eliminate the over-subscription privilege. Holders of Rights acquired in the secondary market may not participate in the
over-subscription privilege. The Rights are expected to trade
“when issued” on the NYSE American beginning on January
14, 2022, and the Fund’s common shares are expected
to trade “ex-rights” on the NYSE American beginning on
January 18, 2022. The Rights are expected to begin trading
for normal settlement on the NYSE American [NYSE
American: FTF RT] on or about January 24, 2022. The
Offering expires at 5:00 PM Eastern Time on February 17,
2022, unless extended (the “Expiration Date”). The definitive terms of the Offer will be made through a prospectus
supplement and accompanying prospectus. The final terms
of the Offer may be different from those set out above.
Information About the Fund’s Goal and Main
Investments, Principal Investment Strategy, and
Principal Risks
Your Fund’s Goal and Main Investments
The Fund seeks to provide high current income, with a
secondary objective of capital appreciation to the extent
possible and consistent with the Fund’s primary objective.
Principal Investment Strategy
Under normal market conditions, the Fund will seek to
achieve its investment objectives by investing in debt
securities and other income-producing instruments, allocated primarily among three distinct investment categories:
(1) mortgage-backed securities and other asset-backed
securities; (2) bank loans made to corporate and other
business entities; and (3) below “investment grade” debt
securities and other income-producing instruments. There
is no limitation on the percentage of the Fund’s assets that

Franklin Limited Duration Income Trust
Important Information to Shareholders

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Annual Report
may be allocated to each of these investment categories;
provided that, under normal market conditions, the Fund will invest at least 20% of its total assets in each category.
Under normal circumstances, the Fund’s allocation to the
investment category of mortgage-backed and other asset-
backed securities will be primarily composed of investments
in mortgage-backed securities. Under normal market
conditions, the Fund will invest at least 20% of its assets in debt securities or other instruments rated below investment
grade, sometimes called “junk bonds.” The Fund may also
invest in investment grade debt securities. Investment
grade debt securities are rated in one of the top four ratings categories by a nationally-recognized statistical rating
organization (a “Rating Agency”) such as S&P, Moody’s
or Fitch. A debt security rated below the top four ratings
categories by each Rating Agency rating the security will
be considered below investment grade. The Fund may
also buy unrated debt securities or other income-producing
instruments.
The Fund may invest in securities or other instruments
whose issuers are in default or bankruptcy. Under normal
conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.
Under normal market conditions, the Fund may invest up
to 25% of its total assets in loans originated through on-line marketplace lending platforms (a “Platform”) that provide
a marketplace for lending through the purchase of loans
(either individually or in aggregations) (“Marketplace Loans”)
and other types of marketplace lending instruments. The
Fund will not invest in Marketplace Loans that the Fund
determines to be subprime.
Under normal market conditions, the Investment Manager
expects the Fund to maintain an estimated average portfolio
duration of between two and five years (including the effect of anticipated leverage). This duration policy may only
be changed following provision of 60 days’ prior notice to
holders of Common Shares (“Common Shareholders”). In
comparison to maturity (which is the date on which a debt
instrument ceases and the issuer is obligated to repay
the principal amount), duration is a measure of the price
volatility of a debt instrument as a result of changes in
market rates of interest, based on the weighted average
timing of the instrument’s expected principal and interest
payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments
and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be
more sensitive to interest rate changes than a portfolio with a shorter duration.
The Fund uses an active sector allocation strategy to try to achieve its goals of income and capital appreciation. This
means the Fund allocates its assets among securities in
various market sectors based on the Investment Manager’s
assessment of changing economic, global market, industry,
and issuer conditions. Consequently, the Fund, from time
to time, may have significant positions in particular sectors.
There can be no assurance that the Investment Manager’s
assessments will be correct.
The Investment Manager will rely heavily on its own
analysis of the credit quality and risks associated with
individual debt obligations considered for the Fund, rather
than relying exclusively on rating agencies, third-party
research or the credit ratings assigned by a Platform with
regard to Marketplace Loans. The Investment Manager
will use this information in an attempt to minimize credit
risk and identify borrowers, issuers, industries or sectors
that are undervalued or that offer attractive yields relative to the Investment Manager’s assessment of their credit
characteristics. The Fund’s success in achieving its
investment objectives may depend more heavily on the
Investment Manager’s credit analysis than if the Fund
invested solely in higher-quality and rated securities.
Subject to the availability of suitable investment
opportunities, the Investment Manager will seek to diversify the Fund’s investments broadly in an attempt to minimize the portfolio’s sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory event.
The Fund’s portfolio may include bonds, debentures,
notes and other similar types of debt instruments, such as
asset-backed securities, as well as bank loans and loan
participations, commercial and agency-issued mortgage
securities, payment-in-kind securities, zero-coupon
securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, structured notes and other hybrid
instruments, preferred shares, municipal or U.S. government
securities, debt securities issued by foreign corporations

Franklin Limited Duration Income Trust
Important Information to Shareholders

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Annual Report
or supra-national government agencies, mortgage-backed
securities issued on a public or private basis, other types of asset-backed securities, and Marketplace Loans and other
types of marketplace lending instruments . See the Notes
to Financial Statements for further information. The rate
of interest on an income-producing security may be fixed,
floating or variable. The Fund may use swaps and other
derivative instruments.
The Fund may hold equity securities; however, under
ordinary circumstances, such investments will be limited to
convertible securities, dividend-paying common or preferred
stocks, or equity securities acquired in connection with
a restructuring, bankruptcy, default, or the exercise of a
conversion or purchase right.
Principal Investment Risks
You could lose money by investing in the Fund. Closed-end
fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other agency of the U.S. government.
Credit
The Fund could lose money on a debt security if the
issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to
repay principal when due. Changes in an issuer’s financial
strength, the market’s perception of the issuer’s financial
strength or an issuer’s or security’s credit rating, which
reflects a third party’s assessment of the credit risk
presented by a particular issuer or security, may affect debt securities’ values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Investment
Manager or the rating agencies than such securities actually
do.
Interest Rate
Changes in interest rates may present risks to the Fund.
When interest rates rise, debt security prices generally fall.
The opposite is also true: debt security prices generally rise when interest rates fall. Because market interest rates are
currently near their lowest levels in many years, there is a great risk that the Fund’s investments will decline in value.
The prices of fixed-rate securities with longer durations
tend to be more sensitive to changes in interest rates than
securities with shorter durations, usually making them more
volatile. Because the Fund will normally have an estimated
average portfolio duration of between two and five years
(including the effects of anticipated leverage), the Fund’s net asset value and market price will tend to fluctuate more in
response to changes in market interest rates than if the Fund invested mainly in short-term debt securities and less than if the Fund invested mainly in longer-term debt securities.
The cost of leverage employed by the Fund is based on
certain interest rates. If the cost of leverage exceeds the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally
lower interest rates, the returns to Common Shareholders
may be reduced. The Fund’s use of leverage, as described
in the Prospectus, will tend to increase Common Share
interest rate risk.
The Fund may employ certain strategies for the purpose
of reducing the interest rate sensitivity of the portfolio
and decreasing the Fund’s exposure to interest rate risk,
although there is no assurance that it will do so or that such strategies will be successful.
Market
The market values of securities or other investments owned
by the Fund will go up or down, sometimes rapidly or
unpredictably. The Fund’s investments may decline in value
due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities
markets. The value of a security or other investment also
may go up or down due to general market conditions that
are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes
in interest rates or exchange rates, or adverse investor
sentiment generally. In addition, unexpected events and
their aftermaths, such as the spread of diseases; natural,
environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies
or catastrophes, can cause investor fear and panic, which
can adversely affect the economies of many companies,
sectors, nations, regions and the market in general, in
ways that cannot necessarily be foreseen. During a general
downturn in the securities markets, multiple asset classes
may decline in value. When markets perform well, there can

Franklin Limited Duration Income Trust
Important Information to Shareholders

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Annual Report
be no assurance that securities or other investments held
by the Fund will participate in or otherwise benefit from the advance.
High-Yield Debt Securities
The Fund may invest in debt securities and other income-
producing instruments that are rated below investment grade
or unrated. These securities and instruments generally have
more credit risk than higher-rated securities. The issuers
of such securities or instruments typically do not have the
track record needed to receive an investment grade rating,
have borrowed to finance acquisitions or to expand their
operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties. Due
to the risks involved in investing in high yield debt securities and other income-producing instruments, an investment in
the Fund should be considered speculative.
Companies issuing high yield, fixed-income securities are
not as strong financially as those issuing securities with
higher credit ratings. These companies are more likely to
encounter financial difficulties and are more vulnerable to
changes in the economy, such as a recession or a sustained
period of rising interest rates, that could affect their ability to make interest and principal payments. The high yield market
has experienced a large number of defaults in recent years.
If a company defaults because it stops making interest and/
or principal payments, payments on the securities may never
resume because such securities are generally unsecured
and are often subordinated to other creditors of the issuer.
These securities may be worthless and the Fund could lose
its entire investment.
High yield securities generally are less liquid than higher-
quality securities. Many of these securities do not trade
frequently, and when they do their prices may be significantly higher or lower than expected.
Bank Loans
Bank loans, loan participations and assignments involve
credit risk, interest rate risk, liquidity risk, and the risks of being a lender, as well as other risks. If the Fund purchases a loan, it may be able to enforce its rights only through the lender, and may assume the credit risk of both the lender
and the borrower.
Corporate loans in which the Fund may invest may be
unrated and generally will not be registered with the SEC
or listed on a securities exchange. Because the amount of
public information available with respect to corporate loans generally is less extensive than that available for more
widely rated, registered and exchange-listed securities,
corporate loans can be more difficult to value.
Bank loans and certain corporate loans may not be
considered “securities,” and investors, such as the Fund,
therefore may not be entitled to rely on the antifraud
protections of the federal securities laws and may have
limited legal remedies.
Mortgage Securities and Asset-Backed Securities
Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled
prepayments of principal due to voluntary prepayments,
refinancing or foreclosure on the underlying mortgage loans.
To the Fund this means a loss of anticipated interest, and
a portion of its principal investment represented by any
premium the Fund may have paid. Mortgage prepayments
generally increase when interest rates fall. Because of
prepayments, mortgage securities may be less effective than
some other types of debt securities as a means of “locking
in” long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates.
When the Fund reinvests the prepayments of principal it
receives, it may receive a rate of interest that is lower than the rate on the existing security.
Mortgage securities also are subject to extension risk. An
unexpected rise in interest rates could reduce the rate of
prepayments on mortgage securities and extend their life.
This could cause the price of the mortgage securities and
the Fund’s share price to fall and would make the mortgage
securities more sensitive to interest rate changes.
Since September 2008, the Federal Housing Finance
Agency (FHFA), an agency of the U.S. government, has
acted as the conservator to operate Fannie Mae and Freddie
Mac until they are stabilized. It is unclear how long the
conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie
Mae or Freddie Mac for the long-term.

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Although the mortgage-backed securities that are delivered
in TBA transactions must meet certain standards, there is a
risk that the actual securities received by the Fund may be
less favorable than what was anticipated when entering into
the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the
Fund to losses. Whether or not the Fund takes delivery of
the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the
underlying investments during the term of the agreement.
Issuers of asset-backed securities may have limited ability
to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if
any, may be inadequate to protect investors in the event of
default. Like mortgage securities, asset-backed securities
are subject to prepayment and extension risks.
Income
The Fund’s income distributions to shareholders may
decline when prevailing interest rates fall, when the Fund
experiences defaults on debt securities it holds or when the
Fund realizes a loss upon the sale of a debt security. The
Fund’s income generally declines during periods of falling
benchmark interest rates because the Fund must reinvest
the proceeds it receives from existing investments (upon
their maturity, prepayment, amortization, sale, call, or buy-
back) at a lower rate of interest or return.
Leverage
The Fund’s use of leverage creates the opportunity for
increased net income, but also creates special risks. The
Fund currently uses leverage through the borrowing of
funds under a committed financing arrangement and the
purchase of mortgage dollar rolls. The Fund may use other
forms of leverage, including through the issuance of senior
securities such as preferred shares. The Fund may also
use leverage through the lending of portfolio securities, and the use of swaps, other derivatives, reverse repurchase
agreements, and when-issued, delayed delivery or forward
commitment transactions. To mitigate leverage risk from
such transactions, the Fund may segregate liquid assets
against or otherwise cover its future obligations under such transactions.
So long as the Fund’s securities portfolio provides a higher rate of return (net of Fund expenses) than the cost of its
leverage (e.g., the interest rate on any borrowings), the
leverage will allow shareholders to receive a higher current rate of return than if the Fund were not leveraged. If,
however, interest rates rise, which may be likely because
interest rates are currently near their lowest levels in many years, the Fund’s cost of leverage could exceed the rate of
return on the debt obligations and other investments held
by the Fund that were acquired during periods of generally
lower interest rates, reducing return to shareholders. If the
Fund leverages with preferred shares that pay cumulative
dividends, the Fund’s leverage risk may be increased.
The Fund’s use of leverage may, during periods of
rising interest rates, adversely affect the Fund’s income,
distributions and total returns to Common Shareholders.
Leverage creates two major types of risks for Common
Shareholders:
the likelihood of greater volatility of net asset value
and market price of Common Shares, because
changes in the value of the Fund’s portfolio of
income-producing securities (including securities
bought with the proceeds of leverage) are borne
entirely by the Common Shareholders; and
the possibility either that Common Share income
will fall if the Fund’s cost of leverage rises, or that
Common Share income will fluctuate because the
cost of leverage varies. Because the fees received
by the Investment Manager are based on the
Managed Assets (as defined below) of the Fund
(including the aggregate liquidation preference of
any preferred shares or the outstanding amount of
any borrowing or short-term debt securities), the
Investment Manager has a financial incentive for the
Fund to use leverage, which may create a conflict of
interest between the Investment Manager and the
Common Shareholders.
By using leverage, the Fund will seek to obtain a higher
return for holders of Common Shares than if the Fund did
not use leverage. Leveraging is a speculative technique and
there are special risks involved. There can be no assurance
that a leveraging strategy will be successful during any
period in which it is employed. The Fund’s use of leverage
strategies could result in larger losses than if the strategies were not used.
Marketplace Loans

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Important Information to Shareholders

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Marketplace Loans are subject to the risks associated with
debt investments generally, including but not limited to,
interest rate, credit, liquidity, high yield debt, market and income risks.
Marketplace Loans generally are not rated by rating
agencies; are often unsecured; not guaranteed or insured
by a third party; not backed by any governmental authority;
and are highly risky and speculative investments similar
to an investment in lower rated securities or high yield
debt securities (also known as junk bonds). Lenders and
investors, such as the Fund, assume all of the credit
risk on the loans they fund or purchase and there are no
assurances that payments due on the Marketplace Loans
will be made. In addition, investments in Marketplace Loans
may be adversely affected if the Platform or a third-party
service provider becomes unable or unwilling to fulfill its
obligations in servicing the loans. The Fund intends to have a backup servicer in case any Platform or third-party servicer ceases or fails to perform the servicing functions, which
the Fund expects will mitigate some of the risks associated
with a reliance on platforms or third-party servicers for
servicing of the Marketplace Loans. Moreover, the Fund
may have limited information about the Marketplace Loans
and information provided to the Platform regarding the loans and the borrowers’ credit information may be incomplete,
inaccurate, outdated or fraudulent. It also may be difficult for the Fund to sell an investment in a Marketplace Loan
before maturity at the price at which the Fund believes the
loan should be valued because these loans typically are
considered by the Fund to be illiquid securities. To the extent the Fund invests in Marketplace Loans, the Fund may also
be subject to related regulatory and judicial risks, pass-
through notes risk, fraud risk, platform risk, servicer risk, and tax risk.
Foreign Securities (non-U.S.)
Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in
U.S. securities. These risks can increase the potential for
losses in the Fund and may include, among others, currency
risks, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency
devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets),
different trading practices, less government supervision,
less publicly available information, limited trading markets and greater volatility. Investing in securities of issuers based in developing or emerging markets entails all of the risks
of investing in securities of foreign issuers to a heightened degree as well as other risks.
Debt issued by foreign governments, their agencies or
instrumentalities, or other government-related entities,
is subject to several risks, such as the fact that there are generally no bankruptcy proceedings similar to those in the
United States by which defaulted sovereign debt may be
collected. Other risks include: potential limits on the flow of capital; political and economic risk; the extent and quality of financial regulations; tax risk; and the potential expropriation or nationalization of foreign issuers.
Derivatives
The performance of derivatives depends largely on the
performance of an underlying asset, interest rate or index,
and such instruments often have risks similar to their
underlying asset. Derivatives (such as futures contracts
and options thereon, options, swaps and short sales) are
also subject to a number of risks such as liquidity risk,
interest rate risk, credit risk, leverage risk, volatility risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation,
and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. With over-the-counter derivatives, there is a risk that the other party to the transaction will fail to perform (known as counterparty risk). There can be no assurance that the
Fund will engage in suitable derivative transactions to reduce exposure to other risks when that would be beneficial.
LIBOR Transition
The Fund invests in financial instruments that may have
floating or variable rate calculations for payment obligations or financing terms based on the London Interbank Offered
Rate (LIBOR), which is the benchmark interest rate at which
major global banks lend to one another in the international
interbank market for short-term loans. It was originally
anticipated that LIBOR would be discontinued by the end
of 2021 and would cease to be published after that time.
Although many LIBOR rates were phased out at the end of
2021 as originally intended, a selection of widely used USD
LIBOR rates will continue to be published until June 2023 in order to assist with the transition to an alternative rate. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund's portfolio remains uncertain.
There can be no guarantee that financial instruments that

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Important Information to Shareholders

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Annual Report
transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.
Liquidity
The Fund may invest up to 25% of its total assets in
securities which are illiquid at the time of investment (i.e., securities that cannot be disposed of within seven days
in the ordinary course of business at approximately the
value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more
liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of
illiquid securities when that would be beneficial at a favorable time or price.
Portfolio Turnover
The Investment Manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund
has held the security. The Fund’s turnover rate may exceed
100% per year because of the anticipated use of certain
investment strategies. The rate of portfolio turnover will not be a limiting factor for the Investment Manager in making
decisions on when to buy or sell securities, including
entering into mortgage dollar rolls. High turnover will
increase the Fund’s transaction costs and may increase your
tax liability if the transactions result in capital gains.
Management
The Fund is subject to management risk because it is an
actively managed portfolio. The Investment Manager will
apply investment techniques and risk analyses in making
investment decisions for the Fund, but there can be no
guarantee that they will produce the desired results.
Please see the Performance Summary section of this report
for additional risk disclosure.
The following information is a summary of material
changes since the last fiscal year. This information may
not reflect all of the changes that have occurred since
you purchased the Fund.
There have not been any material changes during the last
fiscal year.

Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
Important Information to Shareholders (Unaudited)
UPDATED DISCLOSURES FOR THE FUND WITH AN EFFECTIVE SHELF OFFERING
REGISTRATION STATEMENT
The following additional information is provided in connection with a shelf offering registration statement for the Fund as of the fiscal year ended December 31, 2021.
SUMMARY OF FUND EXPENSES
Record Date Sales Load (as a percentage of offering price)
(1)
3.50%
Offering Expenses (as a percentage of offering price)
(2)
0.33%
Dividend Reinvestment Plan Fees
(3)
None
Annual Operating Expenses
Percentage of Net Assets
Attributable to Common Shares
Management Fees
(4)
1.05%
Interest on Borrowed Funds
(5)
0.44%
Other Expenses 0.41%
Total Annual Fund Operating Expenses
(6)
1.90%
(1)The Dealer Manager will receive a fee for its financial structuring and soliciting services equal to 3.50% of the Subscription Price per Common Share issued pursuant to the exercise of Rights, including the over-subscription privilege. The Dealer Manager will reallow to broker-dealers in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.00% of the Subscription Price per share of Common Share issued pursuant to the offering as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per share of Common Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares of Common Share held by each broker-
dealer through DTC on the Record Date.
(2)The Fund will pay all offering expenses involved with this offering and Common Shareholders, including those who do not exercise their Rights, will indirectly bear such expenses. Offering expenses borne by the Fund (including the reimbursements described below) are estimated to be approximately
$275,932 in the aggregate. The Fund has agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its expenses incurred in connection with the offering. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the offering, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $10,000 incurred by the Dealer
Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the offering to their customers.
(3)You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)The Investment Manager is entitled to receive an investment management fee of 0.70% per year of the Fund’s average daily Managed Assets. “Managed
Assets” are defined as the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than the aggregate liquidation preference of any outstanding preferred shares or the outstanding amount of any borrowing or short-term debt securities). If the Fund uses leverage, the amount of fees paid to the Investment Manager for investment management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage.
(5)On August 10, 2018, the Fund entered into a committed financing arrangement through which the Fund is authorized to borrow up to $100 million. “Interest on Borrowed Funds” reflects an annualized interest charge based on the interest rate and borrowings in effect on September 30, 2021.
(6)“Other Expenses” are based on estimated amounts for the current fiscal year assuming the completion of the proposed issuance.
Examples
An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:
One Year Three Years Five Years Ten Years
$19 $59 $102 $221

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Important Information to Shareholders (Unaudited)

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The above table and example are intended to assist investors in understanding the various costs and expenses directly or
indirectly associated with investing in Shares of the Fund .   The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating
Expenses remain the same in the years shown .   The above table and example and the assumption in the example of a 5%
annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares .
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
MARKET PRICE AND NET ASSET VALUATION (NAV) INFORMATION
The Fund’s Common Shares are traded on the NYSE American under the symbol “FTF”. The below table details for the period indicated the high and low closing market prices and NAV as well as the high and low of the premium and discount of the market value compared to the NAV.
Premium/Discount to
NAV Market Price NAV
Fiscal Quarter Ended High Low High Low High Low
December 2021 $9.18 $8.93 $9.23 $8.68 1.99% -3.45%
September 2021 $9.33 $9.17 $9.43 $9.09 2.17% -1.61%
June 2021 $9.42 $9.30 $9.36 $9.10 -0.32% -2.88%
March 2021 $9.52 $9.32 $9.63 $9.08 2.67% -4.32%
December 2020 $9.50 $9.12 $9.58 $8.21 1.59% -9.98%
September 2020 $9.36 $9.04 $9.08 $8.38 -2.64% -8.42%
June 2020 $9.25 $8.49 $8.70 $6.66 -3.86% -21.92%
March 2020 $10.10 $7.90 $9.85 $5.56 -2.18% -31.78%
The net asset value per Common Share on December 31, 2021 was $8.97 and the market price per Common
Share at the close of business on December 31, 2021 was $9.09, representing a 1.3% premium to such net asset value. As of December 31, 2021, the Fund has outstanding 30,150,895 Common Shares.
The Fund’s Common Shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations. However, it has recently been the case that the Fund’s Common Shares have traded at a discount from net asset value. The Fund cannot determine the reasons why the Fund’s Common
Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common
Shares.
If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The
Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
SENIOR SECURITIES TABLE
The Fund engaged in senior securities during the prior ten years as follows:
Total Amount
Outstanding
1
Asset
Coverage
per
$1,000
2
Involuntary
Liquidation
Preference
3
Average
Market Value
Outstanding
4
Year Ended
Reverse Repurchase Agreement
December 31, 2021 $33,358,605 $3,324 $33,448,122 N/A
December 31, 2020 $18,504,585 $3,549 $18,523,129 N/A

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December 31, 2019 $17,117,190 $3,814 $17,169,028 N/A
Credit Facility
December 31, 2021 $83,000,000 $3,324 $83,079,041 $86,629,314
December 31, 2020 $93,000,000 $3,549 $93,090,704 $92,029,719
December 31, 2019 $90,000,000 $3,814 $90,218,042 $90,127,217
December 31, 2018 $90,000,000 $4,387 $90,267,083 $33,334,190
Total
Preferred
Shares
Outstanding
Asset
Coverage
per
Preferred
Share
Involuntary
Liquidation
Preference
Per
Preferred
Share
Average
Market Value
Per Preferred
Share
5
Year Ended
Preferred Shares Series M
December 31, 2017 1,200 $72,311 $25,000 N/A
March 31, 2017 1,200 $74,809 $25,000 N/A
March 31, 2016 1,200 $75,991 $25,000 N/A
March 31, 2015 1,200 $76,665 $25,000 N/A
March 31, 2014 1,200 $78,686 $25,000 N/A
March 31, 2013 1,200 $79,157 $25,000 N/A
March 31, 2012 1,200 $77,796 $25,000 N/A
Preferred Shares Series W
December 31, 2017 1,200 $72,311 $25,000 N/A
March 31, 2017 1,200 $74,809 $25,000 N/A
March 31, 2016 1,200 $75,991 $25,000 N/A
March 31, 2015 1,200 $76,665 $25,000 N/A
March 31, 2014 1,200 $78,686 $25,000 N/A
March 31, 2013 1,200 $79,157 $25,000 N/A
March 31, 2012 1,200 $77,796 $25,000 N/A
Preferred Shares Series F
December 31, 2017 1,200 $72,311 $25,000 N/A
March 31, 2017 1,200 $74,809 $25,000 N/A
March 31, 2016 1,200 $75,991 $25,000 N/A
March 31, 2015 1,200 $76,665 $25,000 N/A
March 31, 2014 1,200 $78,686 $25,000 N/A
March 31, 2013 1,200 $79,157 $25,000 N/A
March 31, 2012 1,200 $77,796 $25,000 N/A

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(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the total assets, less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of outstanding senior securities representing indebtedness.
This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per $1,000.”
(3)The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer represents the total amount outstanding and any unpaid interest at the end of the period presented.
(4) Average market value outstanding for the reverse repurchase agreements is not applicable because these senior securities were not registered for public trading .
(5)Average market value per preferred share for the Preferred Shares Series M, Preferred Shares Series W and Preferred Shares Series F is not
applicable because these senior securities were not registered for public trading.
UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2021, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the Investment Company
Act of 1940, or its registration statement.

Franklin Limited Duration Income Trust
Annual Meeting of Shareholders

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Annual Report
The Annual Meeting of Shareholders (the “Meeting”) for Franklin Limited Duration Income Trust (Fund) was held on October
5, 2021. At the Meeting, shareholders elected Gregory E. Johnson, J. Michael Luttig and Valerie M. Williams as Trustees of
the Fund to hold office for a three year term, set to expire at the 2024 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier.
The results of the voting were as follows:
Note: Harris J. Ashton, Terrance J. Checki, Mary C. Choksi, Edith E. Holiday, Rupert H. Johnson and Larry D. Thompson are
Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.
Trustee Nominees Shares For
Shares
Withheld
J. Michael Luttig 21,171,553 407,839
Valerie M. Williams 20,994,958 584,434
Gregory E. Johnson 21,171,006 408,386

Franklin Limited Duration Income Trust
Dividend Reinvestment and Cash Purchase Plan

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The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922,
Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.
You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.
If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent. If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.
If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.
The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.
The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.
There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds. The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.
The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

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Dividend Reinvestment and Cash Purchase Plan

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As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.
You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.
The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

Franklin Limited Duration Income Trust
Board Members and Officers

franklintempleton.com
Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Trustee Since 2003 120 Bar-S Foods (meat packing company) (1981-2010).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Terrence J. Checki (1945) Trustee Since 2017 101 Hess Corporation (exploration of oil and gas) (2014-present).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);
member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy
Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation
(2018-present); and formerly , Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and
Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).
Mary C. Choksi (1950) Trustee Since 2014 121 Omnicom Group Inc. (advertising and marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present);
and formerly , Avis Budget Group
Inc. (car rental) (2007-2020).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Edith E. Holiday (1952) Lead Independent
Trustee
Trustee since 2005
and Lead Independent
Trustee since 2019
121 Hess Corporation (exploration of oil
and gas) (1993-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present);
Santander Holdings USA (holding
company) (2019-present); and
formerly , Canadian National
Railway (railroad) (2001-2021),
White Mountains Insurance Group,
Ltd. (holding company) (2004-
2021), RTI International Metals,
Inc. (manufacture and distribution
of titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
J. Michael Luttig (1954) Trustee Since 2009 121 Boeing Capital Corporation (aircraft financing) (2006-2010).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Counselor and Special Advisor to the CEO and Board of Directors of the Coca-Cola Company (beverage company) (2021-present); and
formerly , Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive
Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-
2006).
Larry D. Thompson (1945) Trustee Since 2007 121 Graham Holdings Company
(education and media organization)
(2011-2021); The Southern
Company (energy company)
(2014-2020; previously 2010-
2012) and Cbeyond, Inc. (business
communications provider) (2010-
2012).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017- 2020); Executive Vice President - Government Affairs, General
Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General
Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of
Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Independent Board Members
(continued)

Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Valerie M. Williams (1956) Trustee Since May 2021 101 Omnicom Group, Inc. (advertising and marketing communications
services) (2016-present), DTE
Energy Co. (gas and electric utility)
(2018-present), Devon Energy
Corporation (exploration and
production of oil and gas) (January
2021-present); and formerly ,
WPX Energy, Inc. (exploration
and production of oil and gas)
(2018-January 2021).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Regional Assurance Managing Partner, Ernst & Young LLP (public accounting) (2005-2016), various roles of increasing responsibility at Ernst & Young (1981-2005).
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
**Gregory E. Johnson
(1961)
Trustee and
Vice President
Trustee since
2013 and
Vice President
since 2003
132 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice
Chairman, Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources,
Inc.
**Rupert H. Johnson, Jr.
(1940)
Chairman of
the Board,
Trustee and
Senior Vice
President
Chairman of the
Board since
2013, Trustee and
Senior Vice
President since
2003
121 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Alison E. Baur (1964) Vice President Since 2012 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Independent Board Members
(continued)

Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Breda M. Beckerle (1958) Chief
Compliance
Officer
Since 2020 Not Applicable Not Applicable
280 Park Avenue
New York, NY 10017
Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC,
Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Sonal Desai, Ph.D. (1963) President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Steven J. Gray (1955) Vice President
and
Co-Secretary
Vice President
since 2009 and
Co-Secretary since
2019
Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and
certain funds in the Franklin Templeton/Legg Mason fund complex.
Matthew T. Hinkle (1971) Chief Executive
Officer –
Finance and
Administration
Since 2017 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and
formerly , Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).
Susan Kerr (1949) Vice President -
AML Compliance
Since July 2021 Not Applicable Not Applicable
620 Eighth Avenue
New York, NY 10018
Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti
Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Christopher Kings (1974) Chief Financial
Officer, Chief
Accounting Officer
and Treasurer
Since January 2022 Not Applicable Not Applicable
One Franklin Parkway
San Mateo,
CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Interested Board Members and Officers
(continued)

Franklin Limited Duration Income Trust

franklintempleton.com
Annual Report
*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She served as a director of Avis Budget
Group, Inc. (2007 to 2020) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s
Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Navid J. Tofigh (1972) Vice President Since 2015 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Craig S. Tyle (1960) Vice President Since 2005 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Lori A. Weber (1964) Vice President
and Co-Secretary
Vice President
since 2011 and
Co-Secretary since
2019
Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Interested Board Members and Officers
(continued)

Franklin Limited Duration Income Trust
Shareholder Information

franklintempleton.com
Annual Report
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Fund files a complete consolidated statement of
investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each
fiscal year as an exhibit to its report on Form N-PORT.
Shareholders may view the filed Form N-PORT by visiting
the Commission’s website at sec.gov. The filed form may
also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding
the operations of the Public Reference Room may be
obtained by calling (800) SEC-0330.

FTF A 02/22
© 2022 Franklin Templeton Investments. All rights reserved.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Franklin Limited Duration Income Trust
Investment Manager Transfer Agent
Franklin Advisers, Inc.
(800) DIAL BEN
®
/
342-5236
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
www.astfinancial.com

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $97,165 for the fiscal year ended December 31, 2021 and $108,612 for the fiscal year ended December 31, 2020.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning
.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not  reported in paragraphs (a)-(c) of Item 4 were $123 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2020.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process
.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $55,000 for the fiscal year ended December 31, 2021 and $49,800 for the fiscal year ended December 31, 2020.  The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, professional fees in connection with determining the feasibility of a U.S. direct lending structure, professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $55,123 for the fiscal year ended December 31, 2021 and $49,800 for the fiscal year ended December 31, 2020.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee
of Listed Registrants.

Members of the Audit Committee are: Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J.
Michael Luttig and Larry D. Thompson
.

Item 6. Schedule of Investments.

Franklin Limited Duration Income Trust

Statement of Investments, December 31, 2021

	Country	Shares	Value
Common Stocks 0.3%
Hotels, Restaurants & Leisure 0.0%†
24 Hour Fitness Worldwide, Inc.	United States	24,950	$32,747

Machinery 0.1%
aBirch Permian Holdings, Inc.	United States	2,309	34,635
aBirch Permian Holdings, Inc.	United States	17,998	267,720
			302,355
Metals & Mining 0.2%
aPetra Diamonds Ltd., DI	South Africa	331,401	331,671

Oil, Gas & Consumable Fuels 0.0%†
aAmplify Energy Corp.	United States	281	874
California Resources Corp.	United States	42	1,794
a,b,cNine Point Energy Holdings, Inc.	United States	2,334,763	—
a,b,cRiviera Resources, Inc.	United States	6,305	—
			2,668
Road & Rail 0.0%†
a,bOnsite Rental Group Operations Pty. Ltd.	Australia	522,133	44,245

Specialty Retail 0.0%†
aParty City Holdco, Inc.	United States	1	5
Total Common Stocks (Cost $2,237,299)			713,691

Preferred Stocks 0.0%†
Hotels, Restaurants & Leisure 0.0%†
a24 Hour Fitness Worldwide, Inc.	United States	59,089	136,643
Total Preferred Stocks (Cost $79,741)			136,643
		Warrants
Warrants 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
a,bBattalion Oil Corp., A, 10/08/22	United States	752	2
a,bBattalion Oil Corp., B, 10/08/22	United States	940	—
a,bBattalion Oil Corp., C, 10/08/22	United States	1,209	—
aCalifornia Resources Corp., 10/27/24	United States	96	1,191
			1,193
Paper & Forest Products 0.0%†
aVerso Corp., 7/25/23	United States	438	4,949
Total Warrants (Cost $—)			6,142

		Principal
		Amount*
Convertible Bonds 0.0%†
Wireless Telecommunication Services 0.0%†
d,e,fDigicel Group Holdings Ltd., Sub. Bond, 144A, PIK, 7%, Perpetual	Bermuda	33,729	28,774
Total Convertible Bonds (Cost $8,244)			28,774

Corporate Bonds 61.9%
Aerospace & Defense 0.5%
f,gTransDigm, Inc., Senior Secured Note, 144A, 6.25%, 3/15/26	United States	1,400,000	1,456,896
f,gAmerican Airlines Inc/AAdvantage Loyalty IP Ltd., Senior Secured
Note, 144A, 5.5%, 4/20/26	United States	1,000,000	1,041,430
f,gMileage Plus Holdings LLC / Mileage Plus Intellectual Property
Assets Ltd., Senior Secured Note, 144A, 6.5%, 6/20/27	United States	1,200,000	1,282,806
fUnited Airlines, Inc.,
Senior Secured Note, 144A, 4.375%, 4/15/26	United States	100,000	104,405
Senior Secured Note, 144A, 4.625%, 4/15/29	United States	300,000	309,999
			2,783,640

Auto Components 1.7%
fAdient US LLC, Senior Secured Note, 144A, 9%, 4/15/25	United States	300,000	319,086
hDana, Inc., Senior Note, 5.625%, 6/15/28	United States	1,400,000	1,489,432
fDornoch Debt Merger Sub, Inc., Senior Note, 144A, 6.625%,
10/15/29	United States	800,000	791,000
gGoodyear Tire & Rubber Co. (The), Senior Note, 9.5%, 5/31/25	United States	1,000,000	1,082,190
f,gReal Hero Merger Sub 2, Inc., Senior Note, 144A, 6.25%, 2/01/29	United States	1,000,000	999,845
			4,681,553
Automobiles 0.5%
f,gJaguar Land Rover Automotive plc, Senior Note, 144A, 5.5%, 7/15/29	United Kingdom	1,300,000	1,303,224

Banks 0.6%
e,gJPMorgan Chase & Co., R, Junior Sub. Bond, 6% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,565,813

Beverages 0.3%
fPrimo Water Holdings, Inc., Senior Note, 144A, 4.375%, 4/30/29	Canada	700,000	694,148

Biotechnology 0.7%
f,gEmergent BioSolutions, Inc., Senior Note, 144A, 3.875%, 8/15/28	United States	900,000	865,156
f,gHorizon Therapeutics USA, Inc., Senior Note, 144A, 5.5%, 8/01/27	United States	1,100,000	1,156,925
			2,022,081
Building Products 1.4%
f,gCornerstone Building Brands, Inc., Senior Note, 144A, 6.125%, 1/15/29	United States	1,000,000	1,070,240
f,gJELD-WEN, Inc., Senior Note, 144A, 4.625%, 12/15/25	United States	1,600,000	1,613,712
fStandard Industries, Inc., Senior Note, 144A, 5%, 2/15/27	United States	300,000	309,191
f,gSummit Materials LLC / Summit Materials Finance Corp., Senior
Note, 144A, 5.25%, 1/15/29	United States	800,000	839,088
			3,832,231

Capital Markets 0.1%
fJane Street Group / JSG Finance, Inc., Senior Secured Note, 144A,
4.5%, 11/15/29	United States	300,000	303,492

Chemicals 2.9%
d,fAnagram International, Inc. / Anagram Holdings LLC, Secured Note,
144A, PIK, 10%, 8/15/26	United States	136,241	139,715
fBraskem Idesa SAPI, Senior Secured Bond, 144A, 6.99%, 2/20/32	Mexico	300,000	301,620
fConsolidated Energy Finance SA, Senior Note, 144A, 5.625%,
10/15/28	Switzerland	600,000	587,343
fCVR Partners LP / CVR Nitrogen Finance Corp., Senior Secured
Note, 144A, 6.125%, 6/15/28	United States	300,000	316,942
f,gElement Solutions, Inc., Senior Note, 144A, 3.875%, 9/01/28	United States	700,000	704,504
f,hGPD Cos., Inc., Senior Secured Note, 144A, 10.125%, 4/01/26	United States	1,500,000	1,599,608
f,gIlluminate Buyer LLC / Illuminate Holdings IV, Inc., Senior Note,
144A, 9%, 7/01/28	United States	1,000,000	1,067,835
fIngevity Corp., Senior Note, 144A, 3.875%, 11/01/28	United States	400,000	390,106
d,fKobe US Midco 2, Inc., Senior Note, 144A, PIK, 9.25%, 11/01/26	United States	200,000	205,479
fLSF11 A5 HoldCo LLC, Senior Note, 144A, 6.625%, 10/15/29	United States	600,000	591,843
f,gRain CII Carbon LLC / CII Carbon Corp., Secured Note, 144A,
7.25%, 4/01/25	United States	600,000	614,028
fSCIH Salt Holdings, Inc.,
Senior Note, 144A, 6.625%, 5/01/29	United States	500,000	468,202
g Senior Secured Note, 144A, 4.875%, 5/01/28	United States	300,000	288,470
fUnifrax Escrow Issuer Corp.,
Senior Note, 144A, 7.5%, 9/30/29	United States	200,000	202,284
Senior Secured Note, 144A, 5.25%, 9/30/28	United States	300,000	303,810
			7,781,789
Commercial Services & Supplies 1.7%
fAllied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas
LuxCo 4 SARL, Senior Secured Note, 144A, 4.625%, 6/01/28	United States	500,000	500,562
fAPX Group, Inc., Senior Note, 144A, 5.75%, 7/15/29	United States	800,000	789,128
f,gGFL Environmental, Inc., Senior Secured Note, 144A, 5.125%,
12/15/26	Canada	1,200,000	1,249,470
f,gHarsco Corp., Senior Note, 144A, 5.75%, 7/31/27	United States	1,400,000	1,427,650
f,gPrime Security Services Borrower LLC / Prime Finance, Inc., Senior
Secured Note, 144A, 3.375%, 8/31/27	United States	600,000	580,005
			4,546,815
Construction & Engineering 1.1%
fArcosa, Inc., Senior Note, 144A, 4.375%, 4/15/29	United States	300,000	304,569
fGreat Lakes Dredge & Dock Corp., Senior Note, 144A, 5.25%,
6/01/29	United States	500,000	515,752
fVM Consolidated, Inc., Senior Note, 144A, 5.5%, 4/15/29	United States	800,000	805,136
f,gWeekley Homes LLC / Weekley Finance Corp., Senior Note, 144A,
4.875%, 9/15/28	United States	1,300,000	1,340,963
			2,966,420
Consumer Finance 0.6%
fFirstCash, Inc., Senior Note, 144A, 4.625%, 9/01/28	United States	400,000	400,368
fPRA Group, Inc., Senior Note, 144A, 5%, 10/01/29	United States	300,000	301,203
fPROG Holdings, Inc., Senior Note, 144A, 6%, 11/15/29	United States	900,000	927,342
			1,628,913
Containers & Packaging 3.7%
f,gArdagh Metal Packaging Finance USA LLC / Ardagh Metal
Packaging Finance plc, Senior Note, 144A, 4%, 9/01/29	United States	1,500,000	1,488,502
fArdagh Packaging Finance plc / Ardagh Holdings USA, Inc.,
Senior Note, 144A, 5.25%, 8/15/27	United States	600,000	604,425
Senior Secured Note, 144A, 5.25%, 4/30/25	United States	600,000	620,121
gCrown Americas LLC / Crown Americas Capital Corp. VI, Senior
Note, 4.75%, 2/01/26	United States	500,000	513,158
fMauser Packaging Solutions Holding Co.,
g Senior Note, 144A, 7.25%, 4/15/25	United States	1,500,000	1,505,475
h Senior Secured Note, 144A, 8.5%, 4/15/24	United States	1,200,000	1,247,022
fOwens-Brockway Glass Container, Inc.,
g Senior Note, 144A, 5.875%, 8/15/23	United States	400,000	419,406
Senior Note, 144A, 6.625%, 5/13/27	United States	500,000	528,000
fPactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer,
Inc., Senior Secured Note, 144A, 4.375%, 10/15/28	United States	300,000	298,204
f,hPactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer
LLC/Reynolds Group Holdings Ltd., Senior Secured Note, 144A,
4%, 10/15/27	United States	1,200,000	1,168,584
f,gSealed Air Corp.,
Senior Bond, 144A, 5.5%, 9/15/25	United States	600,000	664,350
Senior Note, 144A, 5.125%, 12/01/24	United States	500,000	536,075
f,gTrivium Packaging Finance BV, Senior Note, 144A, 8.5%, 8/15/27	Netherlands	400,000	423,400
			10,016,722
Distributors 0.1%
fRitchie Bros Holdings, Inc., Senior Note, 144A, 4.75%, 12/15/31	Canada	300,000	313,707

Diversified Consumer Services 0.3%
Grand Canyon University, 5.125%, 10/01/28	United States	800,000	823,444

Diversified Financial Services 1.0%
f,gJefferson Capital Holdings LLC, Senior Note, 144A, 6%, 8/15/26	United States	1,200,000	1,216,236
f,hMPH Acquisition Holdings LLC, Senior Note, 144A, 5.75%, 11/01/28	United States	1,500,000	1,428,772
			2,645,008
Diversified Telecommunication Services 1.7%
fAltice France Holding SA,
Senior Note, 144A, 6%, 2/15/28	Luxembourg	300,000	287,040
g Senior Secured Note, 144A, 10.5%, 5/15/27	Luxembourg	1,700,000	1,829,897
f,gDKT Finance ApS, Senior Secured Note, 144A, 9.375%, 6/17/23	Denmark	1,500,000	1,523,086
fIliad Holding SASU, Senior Secured Note, 144A, 6.5%, 10/15/26	France	800,000	841,672
			4,481,695

Electric Utilities 0.6%
fVistra Operations Co. LLC,
g Senior Note, 144A, 5.625%, 2/15/27	United States	1,300,000	1,340,644
Senior Note, 144A, 4.375%, 5/01/29	United States	400,000	401,458
			1,742,102
Electrical Equipment 0.7%
f,gSensata Technologies BV, Senior Note, 144A, 4%, 4/15/29	United States	1,000,000	1,022,980
fVertiv Group Corp., Senior Secured Note, 144A, 4.125%, 11/15/28	United States	800,000	809,372
			1,832,352
Electronic Equipment, Instruments & Components 0.2%
fTTM Technologies, Inc., Senior Note, 144A, 4%, 3/01/29	United States	500,000	497,633

Energy Equipment & Services 1.3%
f,gCSI Compressco LP / CSI Compressco Finance, Inc.,
d Secured Note, 144A, PIK, 10%, 4/01/26	United States	1,058,831	1,032,779
Senior Secured Note, 144A, 7.5%, 4/01/25	United States	325,000	328,729
f,gNabors Industries Ltd., Senior Note, 144A, 7.25%, 1/15/26	United States	1,000,000	926,040
fWeatherford International Ltd.,
Senior Note, 144A, 11%, 12/01/24	United States	111,000	114,445
Senior Note, 144A, 8.625%, 4/30/30	United States	700,000	727,864
Senior Secured Note, 144A, 6.5%, 9/15/28	United States	400,000	423,800
			3,553,657
Entertainment 1.2%
f,gBanijay Entertainment SASU, Senior Secured Note, 144A, 5.375%,
3/01/25	France	2,000,000	2,042,250
f,hNetflix, Inc., Senior Note, 144A, 3.625%, 6/15/25	United States	1,100,000	1,160,341
			3,202,591
Equity Real Estate Investment Trusts (REITs) 1.1%
fAmerican Finance Trust, Inc. / American Finance Operating Partner
LP, Senior Note, 144A, 4.5%, 9/30/28	United States	500,000	504,437
fGlobal Net Lease, Inc. / Global Net Lease Operating Partnership LP,
Senior Note, 144A, 3.75%, 12/15/27	United States	800,000	781,941
fPark Intermediate Holdings LLC / PK Domestic Property LLC / PK
Finance Co-Issuer, Senior Secured Note, 144A, 5.875%, 10/01/28	United States	500,000	520,738
f,gVICI Properties LP / VICI Note Co., Inc., Senior Note, 144A, 3.75%,
2/15/27	United States	700,000	723,814
fXHR LP, Senior Secured Note, 144A, 4.875%, 6/01/29	United States	400,000	407,684
			2,938,614
Food Products 0.5%
gB&G Foods, Inc.,
Senior Note, 5.25%, 4/01/25	United States	1,000,000	1,022,500
Senior Note, 5.25%, 9/15/27	United States	400,000	413,960
			1,436,460
Health Care Equipment & Supplies 0.4%
fMozart Debt Merger Sub, Inc.,
Senior Note, 144A, 5.25%, 10/01/29	United States	500,000	507,860
Senior Secured Note, 144A, 3.875%, 4/01/29	United States	400,000	399,388
fOrtho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA,
Senior Note, 144A, 7.375%, 6/01/25	United States	180,000	190,083
			1,097,331
Health Care Providers & Services 2.8%
gCentene Corp.,
Senior Note, 4.25%, 12/15/27	United States	400,000	417,692
Senior Note, 2.45%, 7/15/28	United States	1,500,000	1,479,810
fCHS/Community Health Systems, Inc.,
Secured Note, 144A, 6.125%, 4/01/30	United States	500,000	495,417
Senior Secured Note, 144A, 6.625%, 2/15/25	United States	500,000	518,068
Senior Secured Note, 144A, 5.625%, 3/15/27	United States	400,000	423,820
f,gDaVita, Inc., Senior Note, 144A, 4.625%, 6/01/30	United States	700,000	717,892
f,gMEDNAX, Inc., Senior Note, 144A, 6.25%, 1/15/27	United States	1,300,000	1,361,698
f,gModivCare, Inc., Senior Note, 144A, 5.875%, 11/15/25	United States	1,500,000	1,576,800
f,gTenet Healthcare Corp., Senior Secured Note, 144A, 4.875%,
1/01/26	United States	500,000	514,333
			7,505,530
Hotels, Restaurants & Leisure 5.5%
f,i24 Hour Fitness Worldwide, Inc., Senior Note, 144A, 8%, 6/01/22	United States	1,500,000	450
f,gBoyd Gaming Corp., Senior Note, 144A, 8.625%, 6/01/25	United States	650,000	697,268
fBoyne USA, Inc., Senior Note, 144A, 4.75%, 5/15/29	United States	300,000	309,514
fCaesars Entertainment, Inc., Senior Secured Note, 144A, 6.25%,
7/01/25	United States	900,000	945,810
fCaesars Resort Collection LLC / CRC Finco, Inc., Senior Secured
Note, 144A, 5.75%, 7/01/25	United States	400,000	418,236
fCarnival Corp.,
Senior Note, 144A, 7.625%, 3/01/26	United States	400,000	419,822
g Senior Note, 144A, 5.75%, 3/01/27	United States	1,500,000	1,502,250
fEveri Holdings, Inc., Senior Note, 144A, 5%, 7/15/29	United States	700,000	708,151
fGenting New York LLC / GENNY Capital, Inc., Senior Note, 144A,
3.3%, 2/15/26	United States	400,000	396,487
fInternational Game Technology plc, Senior Secured Note, 144A,
4.125%, 4/15/26	United States	400,000	412,524
fMotion Bondco DAC, Senior Note, 144A, 6.625%, 11/15/27	United Kingdom	200,000	202,283
fNCL Corp. Ltd., Senior Note, 144A, 5.875%, 3/15/26	United States	300,000	299,063
fPapa John's International, Inc., Senior Note, 144A, 3.875%, 9/15/29	United States	300,000	298,942
fPenn National Gaming, Inc., Senior Note, 144A, 4.125%, 7/01/29	United States	400,000	388,606
fPremier Entertainment Sub LLC / Premier Entertainment Finance
Corp.,
Senior Bond, 144A, 5.875%, 9/01/31	United States	500,000	502,500
g Senior Note, 144A, 5.625%, 9/01/29	United States	1,000,000	993,595
fRoyal Caribbean Cruises Ltd., Senior Note, 144A, 5.5%, 8/31/26	United States	700,000	712,544
fSix Flags Theme Parks, Inc., Senior Secured Note, 144A, 7%,
7/01/25	United States	400,000	427,625
f,gStudio City Finance Ltd., Senior Note, 144A, 5%, 1/15/29	Macau	1,500,000	1,344,848
fVail Resorts, Inc., Senior Note, 144A, 6.25%, 5/15/25	United States	200,000	208,200
f,gWynn Las Vegas LLC / Wynn Las Vegas Capital Corp., Senior Bond,
144A, 5.5%, 3/01/25	United States	1,700,000	1,753,295
fWynn Macau Ltd., Senior Note, 144A, 5.625%, 8/26/28	Macau	500,000	463,750
f,gWynn Resorts Finance LLC / Wynn Resorts Capital Corp., Senior
Note, 144A, 7.75%, 4/15/25	United States	1,500,000	1,574,648
			14,980,411

Household Durables 0.9%
fAshton Woods USA LLC / Ashton Woods Finance Co.,
Senior Note, 144A, 6.625%, 1/15/28	United States	500,000	529,260
g Senior Note, 144A, 4.625%, 4/01/30	United States	1,000,000	984,015
M/I Homes, Inc., Senior Note, 3.95%, 2/15/30	United States	600,000	591,909
fWilliams Scotsman International, Inc., Senior Secured Note, 144A,
4.625%, 8/15/28	United States	300,000	310,183
			2,415,367
Independent Power and Renewable Electricity Producers 2.2%
f,gCalpine Corp., Senior Note, 144A, 5.125%, 3/15/28	United States	1,500,000	1,525,170
fClearway Energy Operating LLC,
Senior Bond, 144A, 3.75%, 1/15/32	United States	400,000	397,574
g Senior Note, 144A, 4.75%, 3/15/28	United States	300,000	315,816
Senior Note, 144A, 3.75%, 2/15/31	United States	200,000	199,808
f,gInterGen NV, Senior Secured Bond, 144A, 7%, 6/30/23	Netherlands	2,000,000	1,988,050
f,gLeeward Renewable Energy Operations LLC, Senior Note, 144A,
4.25%, 7/01/29	United States	1,000,000	1,011,480
gTalen Energy Supply LLC, Senior Note, 6.5%, 6/01/25	United States	1,600,000	638,336
			6,076,234
Insurance 0.4%
f,gAlliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, Senior
Note, 144A, 6.75%, 10/15/27	United States	1,100,000	1,142,394

Internet & Direct Marketing Retail 0.2%
fMatch Group Holdings II LLC,
Senior Note, 144A, 4.625%, 6/01/28	United States	500,000	$521,148
Senior Note, 144A, 3.625%, 10/01/31	United States	100,000	97,272
			618,420
IT Services 1.3%
fCablevision Lightpath LLC, Senior Secured Note, 144A, 3.875%,
9/15/27	United States	700,000	679,728
fCogent Communications Group, Inc., Senior Secured Note, 144A,
3.5%, 5/01/26	United States	500,000	508,367
fGartner, Inc.,
Senior Note, 144A, 4.5%, 7/01/28	United States	500,000	523,005
Senior Note, 144A, 3.625%, 6/15/29	United States	200,000	202,535
f,gNorthwest Fiber LLC / Northwest Fiber Finance Sub, Inc., Senior
Note, 144A, 6%, 2/15/28	United States	1,100,000	1,079,760
f,gPresidio Holdings, Inc., Senior Note, 144A, 8.25%, 2/01/28	United States	400,000	426,566
			3,419,961
Machinery 1.8%
f,gATS Automation Tooling Systems, Inc., Senior Note, 144A, 4.125%,
12/15/28	Canada	1,300,000	1,311,687
Hillenbrand, Inc., Senior Note, 5.75%, 6/15/25	United States	800,000	836,800
f,gManitowoc Co., Inc. (The), Secured Note, 144A, 9%, 4/01/26	United States	1,000,000	1,053,680
f,gRoller Bearing Co. of America, Inc., Senior Note, 144A, 4.375%,
10/15/29	United States	800,000	817,000
fTK Elevator Holdco GmbH, Senior Note, 144A, 7.625%, 7/15/28	Germany	300,000	321,799
fTK Elevator U.S. Newco, Inc., Senior Secured Note, 144A, 5.25%,
7/15/27	Germany	600,000	631,518
			4,972,484
Media 3.8%
fClear Channel International BV, Senior Secured Note, 144A,
6.625%, 8/01/25	United Kingdom	300,000	312,302
fClear Channel Outdoor Holdings, Inc.,
Senior Note, 144A, 7.75%, 4/15/28	United States	300,000	321,459
Senior Note, 144A, 7.5%, 6/01/29	United States	200,000	213,844
fClear Channel Worldwide Holdings, Inc., Senior Secured Note,
144A, 5.125%, 8/15/27	United States	300,000	310,800
gCSC Holdings LLC, Senior Bond, 5.25%, 6/01/24	United States	500,000	520,615
fDiamond Sports Group LLC / Diamond Sports Finance Co.,
g Senior Note, 144A, 6.625%, 8/15/27	United States	500,000	141,250
Senior Secured Note, 144A, 5.375%, 8/15/26	United States	800,000	400,920
fDirectv Financing LLC / Directv Financing Co-Obligor, Inc., Senior
Secured Note, 144A, 5.875%, 8/15/27	United States	200,000	205,040
fDISH DBS Corp., Senior Secured Note, 144A, 5.75%, 12/01/28	United States	1,000,000	1,011,875
f,gGray Television, Inc., Senior Note, 144A, 7%, 5/15/27	United States	400,000	427,936
f,gLCPR Senior Secured Financing DAC, Senior Secured Note, 144A,
6.75%, 10/15/27	United States	450,000	472,950
fNews Corp., Senior Note, 144A, 3.875%, 5/15/29	United States	200,000	202,346
fNexstar Media, Inc.,
g Senior Note, 144A, 5.625%, 7/15/27	United States	1,000,000	1,055,405
Senior Note, 144A, 4.75%, 11/01/28	United States	200,000	204,115
fOutfront Media Capital LLC / Outfront Media Capital Corp., Senior
Note, 144A, 4.25%, 1/15/29	United States	400,000	401,334
f,gScripps Escrow, Inc., Senior Note, 144A, 5.875%, 7/15/27	United States	500,000	525,781
fSinclair Television Group, Inc., Senior Bond, 144A, 5.5%, 3/01/30	United States	700,000	679,984
fSirius XM Radio, Inc.,
Senior Note, 144A, 3.125%, 9/01/26	United States	500,000	500,802
Senior Note, 144A, 4%, 7/15/28	United States	600,000	604,392
fUnivision Communications, Inc.,
g Senior Secured Note, 144A, 9.5%, 5/01/25		1,200,000	1,283,718
Senior Secured Note, 144A, 4.5%, 5/01/29	United States	400,000	404,712
			10,201,580
Metals & Mining 0.7%
f,gConstellium SE, Senior Note, 144A, 3.75%, 4/15/29	United States	600,000	591,222
d,fPetra Diamonds US Treasury plc, Senior Secured Note, 144A, PIK,
10.5%, 3/08/26	South Africa	637,000	659,109
fSunCoke Energy, Inc., Senior Secured Note, 144A, 4.875%, 6/30/29	United States	600,000	597,903
			1,848,234

Mortgage Real Estate Investment Trusts (REITs) 0.4%
f,gApollo Commercial Real Estate Finance, Inc., Senior Secured Note,
144A, 4.625%, 6/15/29	United States	1,000,000	968,960

Oil, Gas & Consumable Fuels 6.1%
fAntero Resources Corp.,
Senior Note, 144A, 8.375%, 7/15/26	United States	132,000	150,459
Senior Note, 144A, 7.625%, 2/01/29	United States	166,000	184,523
gApache Corp., Senior Note, 4.625%, 11/15/25	United States	300,000	322,497
gCalumet Specialty Products Partners LP / Calumet Finance Corp.,
Senior Note, 7.75%, 4/15/23	United States	1,000,000	997,290
Cheniere Energy Partners LP,
f Senior Bond, 144A, 3.25%, 1/31/32	United States	200,000	202,400
g Senior Note, 4.5%, 10/01/29	United States	900,000	955,557
Senior Note, 4%, 3/01/31	United States	1,000,000	1,050,385
Cheniere Energy, Inc., Senior Secured Note, 4.625%, 10/15/28	United States	600,000	639,207
fChesapeake Energy Corp., Senior Note, 144A, 5.5%, 2/01/26	United States	500,000	526,845
f,hCrestwood Midstream Partners LP / Crestwood Midstream Finance
Corp., Senior Note, 144A, 6%, 2/01/29	United States	1,500,000	1,560,225
fCrownRock LP / CrownRock Finance, Inc., Senior Note, 144A, 5%,
5/01/29	United States	300,000	311,706
f,gEndeavor Energy Resources LP / EER Finance, Inc.,
Senior Bond, 144A, 5.75%, 1/30/28	United States	800,000	854,000
Senior Note, 144A, 6.625%, 7/15/25	United States	500,000	529,608
d,fEnQuest plc, Senior Note, 144A, Reg S, PIK, 7%, 10/15/23	United Kingdom	1,050,816	977,700
fEQT Corp., Senior Note, 144A, 3.125%, 5/15/26	United States	300,000	308,329
fHarbour Energy plc, Senior Note, 144A, 5.5%, 10/15/26	United Kingdom	500,000	496,765
fHilcorp Energy I LP / Hilcorp Finance Co., Senior Note, 144A, 5.75%,
2/01/29	United States	500,000	516,062
fMartin Midstream Partners LP / Martin Midstream Finance Corp.,
Secured Note, 144A, 10%, 2/29/24	United States	208,912	215,020
Secured Note, 144A, 11.5%, 2/28/25	United States	948,728	999,281
d,f,iMurray Energy Corp., Secured Note, 144A, PIK, 12%, 4/15/24	United States	606,187	3,092
fOasis Midstream Partners LP / OMP Finance Corp., Senior Note,
144A, 8%, 4/01/29	United States	500,000	545,710
Occidental Petroleum Corp.,
Senior Note, 5.875%, 9/01/25	United States	200,000	220,751
g Senior Note, 5.5%, 12/01/25	United States	1,000,000	1,110,375
h Senior Note, 8.5%, 7/15/27	United States	1,000,000	1,248,500
fRenewable Energy Group, Inc., Senior Secured Note, 144A, 5.875%,
6/01/28	United States	400,000	411,562
fVenture Global Calcasieu Pass LLC,
Senior Secured Bond, 144A, 4.125%, 8/15/31	United States	300,000	318,519
Senior Secured Note, 144A, 3.875%, 8/15/29	United States	300,000	311,749
f,gViper Energy Partners LP, Senior Note, 144A, 5.375%, 11/01/27	United States	400,000	413,648
			16,381,765
Paper & Forest Products 0.1%
fGlatfelter Corp., Senior Note, 144A, 4.75%, 11/15/29	United States	400,000	413,092

Personal Products 0.3%
fPrestige Brands, Inc.,
Senior Bond, 144A, 3.75%, 4/01/31	United States	300,000	291,455
g Senior Note, 144A, 5.125%, 1/15/28	United States	500,000	521,340
			812,795
Pharmaceuticals 2.8%
f,gBausch Health Americas, Inc., Senior Note, 144A, 9.25%, 4/01/26	United States	1,500,000	1,586,228
fBausch Health Cos., Inc., Senior Bond, 144A, 6.125%, 4/15/25	United States	244,000	248,840
f,gEndo Dac / Endo Finance LLC / Endo Finco, Inc.,
Secured Note, 144A, 9.5%, 7/31/27	United States	492,000	501,328
Senior Note, 144A, 6%, 6/30/28	United States	613,000	457,623
fEndo Luxembourg Finance Co. I SARL / Endo US, Inc., Senior
Secured Note, 144A, 6.125%, 4/01/29	United States	500,000	490,987
f,gJazz Securities DAC, Senior Secured Note, 144A, 4.375%, 1/15/29	United States	1,300,000	1,348,321
f,hOrganon & Co. / Organon Foreign Debt Co-Issuer BV, Senior
Secured Note, 144A, 4.125%, 4/30/28	United States	1,300,000	1,323,374
f,gPar Pharmaceutical, Inc., Senior Secured Note, 144A, 7.5%, 4/01/27	United States	203,000	207,756
Teva Pharmaceutical Finance Netherlands III BV,
g Senior Note, 7.125%, 1/31/25	Israel	900,000	964,044
Senior Note, 4.75%, 5/09/27	Israel	400,000	396,848
			7,525,349
Real Estate Management & Development 0.8%
f,gFive Point Operating Co. LP / Five Point Capital Corp., Senior Note,
144A, 7.875%, 11/15/25	United States	1,000,000	1,044,140
fForestar Group, Inc., Senior Note, 144A, 3.85%, 5/15/26	United States	500,000	501,785
f,gHoward Hughes Corp. (The), Senior Note, 144A, 5.375%, 8/01/28	United States	500,000	533,230
			2,079,155
Road & Rail 0.9%
fFirst Student Bidco, Inc. / First Transit Parent, Inc., Senior Secured
Note, 144A, 4%, 7/31/29	United States	900,000	876,164
fNESCO Holdings II, Inc., Secured Note, 144A, 5.5%, 4/15/29	United States	500,000	517,137
b,dOnsite Rental Group Operations Pty. Ltd., PIK, 6.1%, 10/26/23	Australia	952,561	992,593
			2,385,894
Semiconductors & Semiconductor Equipment 0.1%
fON Semiconductor Corp., Senior Note, 144A, 3.875%, 9/01/28	United States	300,000	307,931

Software 0.7%
f,gCamelot Finance SA, Senior Secured Note, 144A, 4.5%, 11/01/26	United States	700,000	725,249
f,gRocket Software, Inc., Senior Note, 144A, 6.5%, 2/15/29	United States	1,300,000	1,270,107
			1,995,356
Specialty Retail 1.2%
fBath & Body Works, Inc., Senior Note, 144A, 6.625%, 10/01/30	United States	500,000	567,088
fGap, Inc. (The), Senior Note, 144A, 3.625%, 10/01/29	United States	700,000	693,459
f,gLithia Motors, Inc., Senior Note, 144A, 4.625%, 12/15/27	United States	400,000	421,294
fMichaels Cos., Inc. (The),
Senior Note, 144A, 7.875%, 5/01/29	United States	600,000	592,023
Senior Secured Note, 144A, 5.25%, 5/01/28	United States	300,000	300,628
jParty City Holdings, Inc., Senior Secured Note, FRN, 5.75%,
(6-month USD LIBOR + 5%), 7/15/25	United States	239,415	225,906
fVictoria's Secret & Co., Senior Note, 144A, 4.625%, 7/15/29	United States	400,000	409,612
			3,210,010

Textiles, Apparel & Luxury Goods 0.4%
f,gHanesbrands, Inc., Senior Note, 144A, 4.625%, 5/15/24	United States	1,000,000	1,048,270

Thrifts & Mortgage Finance 1.4%
fLadder Capital Finance Holdings LLLP / Ladder Capital Finance
Corp., Senior Note, 144A, 4.75%, 6/15/29	United States	300,000	308,011
gMGIC Investment Corp., Senior Note, 5.25%, 8/15/28	United States	500,000	525,707
fPennyMac Financial Services, Inc., Senior Note, 144A, 5.375%,
10/15/25	United States	900,000	925,767
Radian Group, Inc., Senior Note, 6.625%, 3/15/25	United States	900,000	995,567
fUnited Wholesale Mortgage LLC, Senior Note, 144A, 5.5%, 11/15/25	United States	900,000	917,852
			3,672,904
Trading Companies & Distributors 0.6%
f,hH&E Equipment Services, Inc., Senior Note, 144A, 3.875%, 12/15/28 United States		1,200,000	1,193,130
fWESCO Distribution, Inc., Senior Note, 144A, 7.125%, 6/15/25	United States	500,000	530,638
			1,723,768
Wireless Telecommunication Services 0.6%
d,fDigicel Group Holdings Ltd., Senior Note, 144A, PIK, 8%, 4/01/25	Bermuda	1,473	1,355
gT-Mobile USA, Inc.,
Senior Bond, 2.875%, 2/15/31	United States	300,000	296,799
Senior Note, 2.625%, 4/15/26	United States	1,000,000	1,006,305
Senior Note, 2.625%, 2/15/29	United States	300,000	296,019
			1,600,478
Total Corporate Bonds (Cost $167,230,416)			167,409,673

j,kSenior Floating Rate Interests 47.5%
Aerospace & Defense 1.4%
AI Convoy (Luxembourg) SARL, USD Term Loan, B, 4.5%, (6-month
USD LIBOR + 3.5%), 1/18/27	Luxembourg	734,835	737,190
dAlloy FinCo Ltd., Term Loan, B, 14%, PIK, (3-month USD LIBOR +
0.5%), 3/06/25	United Kingdom	756,544	746,330
l,mCobham Ultra US Co-Borrower LLC, Term Loan, TBD, 11/17/28	United States	335,570	335,257
Dynasty Acquisition Co., Inc.,
2020 Term Loan, B1, 3.724%, (3-month USD LIBOR + 3.5%),
4/06/26	United States	994,584	970,435
2020 Term Loan, B2, 3.724%, (3-month USD LIBOR + 3.5%),
4/06/26	United States	534,722	521,740
l,mVertex Aerospace Services Corp., First Lien, Initial Term Loan, TBD,
12/06/28	United States	554,913	554,775
			3,865,727
Air Freight & Logistics 0.6%
Kenan Advantage Group, Inc. (The), U.S. Term Loan, B1, 4.5%,
(1-month USD LIBOR + 3.75%), 3/24/26	United States	1,630,977	1,628,824

Airlines 1.6%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Initial Term
Loan, 5.5%, (3-month USD LIBOR + 4.75%), 4/20/28	United States	724,129	751,606
Air Canada, Term Loan, 4.25%, (3-month USD LIBOR + 3.5%),
8/11/28	Canada	620,155	620,487
Allegiant Travel Co., Replacement Term Loan, 3.158%, (3-month
USD LIBOR + 3%), 2/05/24	United States	554,699	552,272
Kestrel Bidco, Inc., Term Loan, 4%, (3-month USD LIBOR + 3%),
12/11/26	Canada	845,562	823,319
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 4.75%,
(3-month USD LIBOR + 3.75%), 10/20/27	United States	546,388	579,172
United AirLines, Inc., Term Loan, B, 4.5%, (3-month USD LIBOR +
3.75%), 4/21/28	United States	996,931	1,002,763
			4,329,619
Auto Components 1.5%
Adient US LLC, Term Loan, B1, 3.604%, (1-month USD LIBOR +
3.5%), 4/10/28	United States	1,243,750	1,245,566
DexKo Global, Inc.,
First Lien, Closing Date Term Loan, 4.25%, (3-month USD LIBOR
+ 3.75%), 10/04/28	United States	403,846	403,058
l,m,n First Lien, Delayed Draw Dollar Term Loan, TBD, 10/04/28	United States	49,891	49,794
l,mFirst Brands Group LLC, First Lien, 2021 Term Loan, TBD, 3/30/27	United States	1,007,126	1,013,673
Highline Aftermarket Acquisition LLC, First Lien, Initial Term Loan,
5.25%, (3-month USD LIBOR + 4.5%), 11/09/27	United States	545,649	539,511
Truck Hero, Inc., Initial Term Loan, 4%, (1-month USD LIBOR +
3.25%), 1/31/28	United States	710,142	707,760
			3,959,362
Automobiles 0.5%
American Trailer World Corp., First Lien, Initial Term Loan, 4.5%,
(1-month USD LIBOR + 3.75%), 3/03/28	United States	1,364,463	1,361,905

Banks 0.4%
Finastra Ltd., First Lien, Dollar Term Loan, 4.5%, (3-month USD
LIBOR + 3.5%), 6/13/24	United Kingdom	1,086,092	1,082,698

Beverages 0.5%
City Brewing Co. LLC, First Lien, Closing Date Term Loan, 4.25%,
(3-month USD LIBOR + 3.5%), 4/05/28	United States	475,000	452,635
Triton Water Holdings, Inc., First Lien, Initial Term Loan, 4%,
(3-month USD LIBOR + 3.5%), 3/31/28	United States	876,034	867,821
			1,320,456

Capital Markets 1.3%
Deerfield Dakota Holding LLC, First Lien, Initial Dollar Term Loan, 4.75%, (1-month USD LIBOR + 3.75%), 4/09/27	United States	1,018,503	1,020,973
Edelman Financial Engines Center LLC (The), First Lien, 2021 Initial
Term Loan, 4.25%, (1-month USD LIBOR + 3.5%), 4/07/28	United States	993,579	994,264
Jane Street Group LLC, Dollar Term Loan, 2.854%, (1-month USD
LIBOR + 2.75%), 1/26/28	United States	545,862	542,393
Russell Investments US Institutional Holdco, Inc., 2025 Term Loan,
4.5%, (3-month USD LIBOR + 3.5%), 5/30/25	United States	1,000,000	1,001,125
			3,558,755
Chemicals 2.0%
CPC Acquisition Corp., First Lien, Initial Term Loan, 4.5%, (3-month
USD LIBOR + 3.75%), 12/29/27	United States	785,757	777,900
Cyanco Intermediate 2 Corp., First Lien, Initial Term Loan, 3.604%,
(1-month USD LIBOR + 3.5%), 3/16/25	United States	186,389	184,665
INEOS Styrolution Group GmbH, 2026 Dollar Term Loan, B, 3.25%,
(1-month USD LIBOR + 2.75%), 1/29/26	United Kingdom	931,983	930,431
LSF11 A5 Holdco LLC, Term Loan, 4.25%, (3-month USD LIBOR +
3.75%), 10/15/28	United States	230,769	230,865
Lummus Technology Holdings V LLC, 2021 Refinancing Term Loan,
B, 3.604%, (1-month USD LIBOR + 3.5%), 6/30/27	United States	930,598	926,401
Nouryon Finance BV, Initial Dollar Term Loan, 3.102%, (1-month
USD LIBOR + 3%), 10/01/25	Netherlands	401,241	400,364
SCIH Salt Holdings, Inc., First Lien, Incremental Term Loan, B1,
4.75%, (3-month USD LIBOR + 4%), 3/16/27	United States	1,212,157	1,202,308
Sparta U.S. Holdco LLC, First Lien, Initial Term Loan, 4.25%,
(3-month USD LIBOR + 3.5%), 8/02/28	United States	656,250	657,891
			5,310,825
Commercial Services & Supplies 1.9%
Allied Universal Holdco LLC, Initial U.S. Dollar Term Loan, 4.25%,
(3-month USD LIBOR + 3.75%), 5/12/28	United States	1,375,475	1,372,731
APX Group, Inc., Initial Term Loan, 4.005%, (1-month USD LIBOR +
2.5%; 1-month USD LIBOR + 3.5%), 7/10/28	United States	690,196	690,051
CCI Buyer, Inc., First Lien, Initial Term Loan, 4.5%, (3-month USD
LIBOR + 3.75%), 12/17/27	United States	312,860	313,586
Madison IAQ LLC, Term Loan, 3.75%, (3-month USD LIBOR +
3.25%), 6/21/28	United States	1,126,535	1,127,003
l,mRevint Intermediate II LLC, Initial Term Loan, TBD, 10/15/27	United States	294,574	295,310
Spin Holdco, Inc., Initial Term Loan, 4.75%, (3-month USD LIBOR + 4%), 3/04/28	United States	1,293,500	1,299,250
			5,097,931
Construction & Engineering 0.3%
USIC Holdings, Inc., First Lien, Initial Term Loan, 4.25%, (1-month
USD LIBOR + 3.5%), 5/12/28	United States	674,172	674,172
Construction Materials 0.1%
White Cap Buyer LLC, Initial Closing Date Term Loan, 4.5%,
(1-month USD LIBOR + 4%), 10/19/27	United States	396,000	396,853
Containers & Packaging 1.2%
Charter Next Generation, Inc., First Lien, 2021 Initial Term Loan,
4.5%, (1-month USD LIBOR + 3.75%), 12/01/27	United States	607,999	610,042
Kleopatra Finco SARL, USD Term Loan, B, 5.25%, (6-month USD
LIBOR + 4.75%), 2/12/26	Luxembourg	1,626,872	1,588,234
Mauser Packaging Solutions Holding Co., Initial Term Loan, 3.354%,
(1-month USD LIBOR + 3.25%), 4/03/24	United States	982,005	970,869
			3,169,145
Diversified Consumer Services 0.9%
Knot Worldwide, Inc. (The), First Lien, Initial Term Loan, 4.629%,
(3-month USD LIBOR + 4.5%), 12/19/25	United States	395,918	397,072
KUEHG Corp., Term Loan, B3, 4.75%, (3-month USD LIBOR +
3.75%), 2/21/25	United States	296,923	291,543
l,mPre-Paid Legal Services, Inc., First Lien, Initial Term Loan, TBD,
12/15/28	United States	705,426	702,192
Sedgwick Claims Management Services, Inc. (Lightning Cayman
Merger Sub Ltd.), Initial Term Loan, 3.354%, (1-month USD LIBOR
+ 3.25%), 12/31/25	United States	986,781	980,308
			2,371,115
Diversified Financial Services 1.5%
Astra Acquisition Corp., First Lien, Term Loan, B2, 5.75%, (1-month
USD LIBOR + 5.25%), 10/25/28	United States	688,976	678,070
Mercury Borrower, Inc., First Lien, Initial Term Loan, 4%, (3-month
USD LIBOR + 3.5%), 8/02/28	United States	843,882	841,772
MPH Acquisition Holdings LLC, Initial Term Loan, 4.75%, (3-month
USD LIBOR + 4.25%), 9/01/28	United States	437,428	428,135
Red Planet Borrower LLC, Initial Term Loan, 4.25%, (3-month USD
LIBOR + 3.75%), 10/02/28	United States	631,329	628,804
Verscend Holding Corp., Term Loan, B1, 4.104%, (1-month USD
LIBOR + 4%), 8/27/25	United States	1,604,488	1,606,092
			4,182,873
Diversified Telecommunication Services 1.0%
Altice France SA, USD Incremental Term Loan, B13, 4.118%,
(2-month USD LIBOR + 4%), 8/14/26	France	491,742	490,021
Global Tel*Link Corp., First Lien, Term Loan, 4.354%, (1-month USD
LIBOR + 4.25%), 11/29/25	United States	1,935,886	1,886,482
Intrado Corp., Initial Term Loan, B, 5%, (3-month USD LIBOR +
4%), 10/10/24	United States	231,365	220,199
			2,596,702
Electric Utilities 0.2%
Astoria Energy LLC, 2020 Advance Term Loan, B, 4.5%, (3-month
USD LIBOR + 3.5%), 12/10/27	United States	562,803	562,243
Electronic Equipment, Instruments & Components 0.1%
Verifone Systems, Inc., First Lien, Initial Term Loan, 4.178%,
(3-month USD LIBOR + 4%), 8/20/25	United States	395,918	389,683
Entertainment 0.7%
Diamond Sports Group LLC, Term Loan, 3.36%, (1-month USD
LIBOR + 3.25%), 8/24/26	United States	905,597	425,377
Lions Gate Capital Holdings LLC, 2023 Term Loan, A, 1.854%,
(1-month USD LIBOR + 1.75%), 3/22/23	United States	1,065,605	1,060,277
William Morris Endeavor Entertainment LLC (IMG Worldwide
Holdings LLC), First Lien, Term Loan, B1, 2.86%, (1-month USD
LIBOR + 2.75%), 5/18/25	United States	394,664	387,116
			1,872,770

Food & Staples Retailing 0.1%
GNC Holdings, Inc., Second Lien, Term Loan, 6.105%, (1-month
USD LIBOR + 6%), 10/07/26	United States	104,989	98,847
Shearer's Foods LLC, First Lien, Refinancing Term Loan, 4.25%,
(1-month USD LIBOR + 3.5%), 9/23/27	United States	166,188	165,911
			264,758
Food Products 0.1%
l,mPrimary Products Finance LLC, Term Loan, TBD, 10/25/28	United States	206,897	207,457

Health Care Equipment & Supplies 0.2%
l,mUS Radiology Specialists, Inc. (US Outpatient Imaging Services,
Inc.), Closing Date Term Loan, TBD, 12/15/27	United States	491,329	491,713

Health Care Providers & Services 3.9%
ADMI Corp.,
Amendment No. 4 Refinancing Term Loan, 3.875%, (1-month USD
LIBOR + 3.375%), 12/23/27	United States	775,218	771,342
Amendment No. 5 Incremental Term Loan, 4%, (1-month USD
LIBOR + 3.5%), 12/23/27	United States	208,809	208,760
Aveanna Healthcare LLC, First Lien, 2021 Extended Term Loan,
4.25%, (3-month USD LIBOR + 3.75%), 7/17/28	United States	708,869	706,718
CNT Holdings I Corp., First Lien, Initial Term Loan, 4.25%, (3-month
USD LIBOR + 3.5%), 11/08/27	United States	149,130	149,410
eResearchTechnology, Inc., First Lien, Initial Term Loan, 5.5%,
(1-month USD LIBOR + 4.5%), 2/04/27	United States	561,398	564,011
Global Medical Response, Inc., 2018 New Term Loan, 5.25%,
(3-month USD LIBOR + 4.25%), 3/14/25	United States	835,918	833,978
Heartland Dental LLC, 2021 Incremental Term Loan, 4.104%,
(1-month USD LIBOR + 4%), 4/30/25	United States	407,045	406,960
Medical Solutions Holdings, Inc., First Lien, Initial Term Loan, 4%,
(3-month USD LIBOR + 3.5%), 11/01/28	United States	323,077	323,135
National Mentor Holdings, Inc.,
First Lien, Initial Term Loan, 4.5%, (1-month USD LIBOR + 3.75%;
3-month USD LIBOR + 3.75%), 3/02/28	United States	1,516,934	1,502,713
First Lien, Initial Term Loan, C, 4.5%, (3-month USD LIBOR +
3.75%), 3/02/28	United States	48,018	47,568
Pathway Vet Alliance LLC, First Lien, 2021 Replacement Term Loan,
3.854%, (1-month USD LIBOR + 3.75%), 3/31/27	United States	733,461	732,086
Phoenix Newco, Inc., First Lien, Initial Term Loan, 4%, (1-month USD
LIBOR + 3.5%), 11/15/28	United States	258,065	258,421
Pluto Acquisition I, Inc., First Lien, 2021 Term Loan, 4.175%,
(1-month USD LIBOR + 4%; 3-month USD LIBOR + 4%), 6/22/26	United States	852,550	850,951
Radiology Partners, Inc., First Lien, Term Loan, B, 4.357%, (1-month
USD LIBOR + 4.25%; 3-month USD LIBOR + 4.25%), 7/09/25	United States	724,138	714,988
U.S. Anesthesia Partners, Inc., First Lien, Initial Term Loan, 4.75%,
(3-month USD LIBOR + 4.25%), 10/01/28	United States	350,103	349,688
U.S. Renal Care, Inc., Initial Term Loan, 5.09%, (1-month USD
LIBOR + 5%), 6/26/26	United States	595,431	580,623
Waystar Technologies, Inc., First Lien, Initial Term Loan, 4.104%,
(1-month USD LIBOR + 4%), 10/22/26	United States	1,569,587	1,570,239
			10,571,591
Hotels, Restaurants & Leisure 1.7%
d24 Hour Fitness Worldwide, Inc., Term Loan, 5.22%, PIK, (3-month
USD LIBOR + 5%), 12/29/25	United States	1,165,855	864,578
Bally's Corp., Term Loan, B, 3.75%, (3-month USD LIBOR + 3.25%),
10/02/28	United States	800,000	801,388
l,mFlynn Restaurant Group LP, First Lien, 2021 Term Loan, TBD,
11/22/28	United States	621,457	615,165
Golden Nugget, Inc., Initial Term Loan, B, 3.25%, (1-month USD
LIBOR + 2.5%; 3-month USD LIBOR + 2.5%), 10/04/23	United States	384,797	383,046
Hilton Grand Vacations Borrower LLC, Initial Term Loan, 3.5%,
(1-month USD LIBOR + 3%), 8/02/28	United States	277,083	277,742
IRB Holding Corp., Fourth Amendment Incremental Term Loan,
4.25%, (3-month USD LIBOR + 3.25%), 12/15/27	United States	354,478	354,976
Raptor Acquisition Corp., First Lien, Term Loan, B, 4.75%, (3-month
USD LIBOR + 4%), 11/01/26	United States	550,847	552,742
Whatabrands LLC, Initial Term Loan, B, 3.75%, (1-month USD
LIBOR + 3.25%), 8/03/28	United States	694,891	693,428
			4,543,065
Household Durables 0.8%
Astro One Acquisition Corp., First Lien, Term Loan, B, 6.25%,
(3-month USD LIBOR + 5.5%), 9/15/28	United States	700,000	696,790
l,mOsmosis Buyer Ltd., Initial Term Loan, B, TBD, 7/31/28	United States	976,190	980,110
VC GB Holdings I Corp., First Lien, Initial Term Loan, 4%, (3-month
USD LIBOR + 3.5%), 7/21/28	United States	437,956	435,151
			2,112,051
Insurance 1.2%
Acrisure LLC,
First Lien, 2020 Term Loan, 3.724%, (3-month USD LIBOR +
3.5%), 2/15/27	United States	789,950	782,445
First Lien, 2021-1 Additional Term Loan, 4.25%, (3-month USD
LIBOR + 3.75%), 2/15/27	United States	195,163	195,163
First Lien, 2021-2 Additional Term Loan, 4.75%, (1-month USD
LIBOR + 4.25%; 3-month USD LIBOR + 4.25%), 2/15/27	United States	174,825	175,044
Alliant Holdings Intermediate LLC,
2018 Initial Term Loan, 3.354%, (1-month USD LIBOR + 3.25%),
5/09/25	United States	311,923	309,211
New Term Loan, B4, 4%, (1-month USD LIBOR + 3.5%), 11/05/27	United States	500,134	500,224
AssuredPartners, Inc., 2021 Term Loan, 4%, (1-month USD LIBOR +
3.5%), 2/12/27	United States	245,526	245,488
Asurion LLC,
Second Lien, New Term Loan, B3, 5.354%, (1-month USD LIBOR
+ 5.25%), 1/31/28	United States	32,665	32,807
Second Lien, New Term Loan, B4, 5.354%, (1-month USD LIBOR
+ 5.25%), 1/20/29	United States	1,085,259	1,082,209
			3,322,591

Internet & Direct Marketing Retail 0.6%
MH Sub I LLC (Micro Holding Corp.),
First Lien, 2020 June New Term Loan, 4.75%, (1-month USD
LIBOR + 3.75%), 9/13/24	United States	925,207	928,293
First Lien, Amendment No. 2 Initial Term Loan, 3.604%, (1-month
USD LIBOR + 3.5%), 9/13/24	United States	687,141	684,695
			1,612,988
IT Services 3.4%
Aptean Acquiror, Inc., First Lien, Initial Term Loan, 4.354%, (1-month
USD LIBOR + 4.25%), 4/23/26	United States	306,253	305,440
Aventiv Technologies LLC, First Lien, Initial Term Loan, 5.5%,
(3-month USD LIBOR + 4.5%), 11/01/24	United States	1,941,849	1,893,303
Barracuda Networks, Inc., First Lien, 2020 Term Loan, 4.5%,
(3-month USD LIBOR + 3.75%), 2/12/25	United States	1,095,719	1,100,513
Gainwell Acquisition Corp., First Lien, Term Loan, B, 4.75%,
(3-month USD LIBOR + 4%), 10/01/27	United States	1,756,519	1,763,325
Hunter Holdco 3 Ltd., First Lien, Initial Dollar Term Loan, 4.75%,
(6-month USD LIBOR + 4.25%), 8/19/28	United Kingdom	565,091	566,860
Peraton Corp., First Lien, Term Loan, B, 4.5%, (1-month USD LIBOR
+ 3.75%), 2/01/28	United States	1,482,520	1,485,692
Pitney Bowes, Inc., Refinancing Term Loan, B, 4.11%, (1-month USD
LIBOR + 4%), 3/17/28	United States	1,786,500	1,789,858
Thrasio LLC, Initial Term Loan, 8%, (3-month USD LIBOR + 7%),
12/18/26	United States	348,241	346,718
			9,251,709
Leisure Products 0.3%
Hercules Achievement, Inc. (Varsity Brands Holding Co., Inc.), First
Lien, Initial Term Loan, 4.5%, (1-month USD LIBOR + 3.5%),
12/16/24	United States	494,003	485,667
Motion Acquisition Ltd.,
Term Loan, B1, 3.474%, (3-month USD LIBOR + 3.25%), 11/12/26	United Kingdom	348,342	341,531
Term Loan, B2, 3.474%, (3-month USD LIBOR + 3.25%), 11/12/26	United Kingdom	49,660	48,689
			875,887
Life Sciences Tools & Services 0.2%
ICON plc,
Term Loan, 2.75%, (3-month USD LIBOR + 2.25%), 7/03/28	Ireland	441,891	442,596
U.S. Term Loan, 2.75%, (3-month USD LIBOR + 2.25%), 7/03/28	Ireland	110,097	110,273
			552,869
Machinery 0.8%
ASP Blade Holdings, Inc., Initial Term Loan, 4.5%, (1-month USD
LIBOR + 4%), 10/13/28	United States	254,237	254,555
Tiger Acquisition LLC, First Lien, Initial Term Loan, 3.75%, (3-month
USD LIBOR + 3.25%), 6/01/28	United States	542,857	540,240
TK Elevator Midco GmbH, USD Term Loan, B1, 4%, (6-month USD
LIBOR + 3.5%), 7/30/27	Germany	1,311,595	1,314,146
			2,108,941
Media 2.6%
Cengage Learning, Inc., First Lien, Term Loan, B, 5.75%, (3-month
USD LIBOR + 4.75%), 7/14/26	United States	993,330	997,314
Clear Channel Outdoor Holdings, Inc., Term Loan, B, 3.629%,
(3-month USD LIBOR + 3.5%), 8/21/26	United States	592,428	585,085
CSC Holdings LLC, March 2017 Refinancing Term Loan, 2.36%,
(1-month USD LIBOR + 2.25%), 7/17/25	United States	795,693	784,752
McGraw-Hill Education, Inc., Initial Term Loan, 5.25%, (1-month USD
LIBOR + 4.75%), 7/28/28	United States	1,008,596	1,005,605
Radiate Holdco LLC, Amendment No. 6 Term Loan, 4%, (1-month
USD LIBOR + 3.25%), 9/25/26	United States	1,784,349	1,780,637
Sinclair Television Group, Inc., Term Loan, B, 2.36%, (1-month USD
LIBOR + 2.25%), 1/03/24	United States	383,106	379,036
Univision Communications, Inc.,
First Lien, 2021 Replacement Converted Term Loan, 4%, (1-month
USD LIBOR + 3.25%), 3/15/26	United States	978,218	981,656
l,m Term Loan, B, TBD, 5/05/28	United States	342,391	342,330
Virgin Media Bristol LLC, Term Loan, Q, 3.36%, (1-month USD
LIBOR + 3.25%), 1/31/29	United States	262,949	263,218
			7,119,633
Metals & Mining 0.2%
U.S. Silica Co., Term Loan, 5%, (1-month USD LIBOR + 4%),
5/01/25	United States	592,384	580,536

Multiline Retail 0.1%
Franchise Group, Inc., First Lien, Initial Term Loan, 5.5%, (3-month
USD LIBOR + 4.75%), 3/10/26	United States	302,261	$303,142

Personal Products 0.6%
Conair Holdings LLC, First Lien, Initial Term Loan, 4.25%, (3-month
USD LIBOR + 3.75%), 5/17/28	United States	271,810	272,271
Coty, Inc., USD Term Loan, B, 2.353%, (1-month USD LIBOR +
2.25%), 4/07/25	United States	459,870	454,696
Sunshine Luxembourg VII SARL, Term Loan, B3, 4.5%, (3-month
USD LIBOR + 3.75%), 10/01/26	Luxembourg	847,020	851,344
			1,578,311
Pharmaceuticals 0.8%
Bausch Health Cos., Inc., Initial Term Loan, 3.104%, (1-month USD
LIBOR + 3%), 6/02/25	United States	568,729	566,809
Jazz Pharmaceuticals plc, Initial Dollar Term Loan, 4%, (1-month
USD LIBOR + 3.5%), 5/05/28	United States	710,714	714,225
Organon & Co., Dollar Term Loan, 3.5%, (3-month USD LIBOR +
3%), 6/02/28	United States	768,727	770,569
PetVet Care Centers LLC, First Lien, 2021 First Lien Replacement
Term Loan, 4.25%, (1-month USD LIBOR + 3.5%), 2/14/25	United States	145,968	146,132
			2,197,735

Professional Services 0.6%
l,mCCRR Parent, Inc., First Lien, Initial Term Loan, TBD, 3/06/28	United States	794,687	795,188
CHG Healthcare Services, Inc., First Lien, Term Loan, 4%, (3-month
USD LIBOR + 3.5%), 9/29/28	United States	429,692	430,283
UKG, Inc., Second Lien, 2021 Incremental Term Loan, 5.75%,
(1-month USD LIBOR + 5.25%), 5/03/27	United States	270,096	271,729
			1,497,200
Road & Rail 0.1%
PECF USS Intermediate Holding III Corp., Initial Term Loan, 4.75%,
(3-month USD LIBOR + 4.25%), 12/15/28	United States	382,166	383,054
Software 7.7%
athenahealth, Inc., First Lien, Term Loan, B1, 4.4%, (3-month USD
LIBOR + 4.25%), 2/11/26	United States	1,659,617	1,661,899
Atlas Purchaser, Inc., First Lien, Initial Term Loan, 6%, (3-month
USD LIBOR + 5.25%), 5/08/28	United States	633,182	625,267
Cloudera, Inc.,
First Lien, Initial Term Loan, 4.25%, (1-month USD LIBOR +
3.75%), 10/08/28	United States	581,818	581,001
Second Lien, Initial Term Loan, 6.5%, (1-month USD LIBOR + 6%),
10/08/29	United States	165,289	165,702
Cornerstone OnDemand, Inc., First Lien, Initial Term Loan, 4.25%,
(3-month USD LIBOR + 3.75%), 10/16/28	United States	903,614	902,160
DCert Buyer, Inc., First Lien, Initial Term Loan, 4.104%, (1-month
USD LIBOR + 4%), 10/16/26	United States	1,738,559	1,737,472
ECI Macola/MAX Holding LLC, First Lien, Initial Term Loan, 4.5%,
(3-month USD LIBOR + 3.75%), 11/09/27	United States	628,405	629,486
Epicor Software Corp., Term Loan, C, 4%, (1-month USD LIBOR +
3.25%), 7/30/27	United States	665,624	665,967
Greeneden U.S. Holdings I LLC, 2020 Initial Dollar Term Loan,
4.75%, (1-month USD LIBOR + 4%), 12/01/27	United States	775,475	779,112
Hyland Software, Inc., First Lien, 2018 Refinancing Term Loan,
4.25%, (1-month USD LIBOR + 3.5%), 7/01/24	United States	1,065,107	1,070,432
Idera, Inc., First Lien, Term Loan, B1, 4.5%, (3-month USD LIBOR +
3.75%), 3/02/28	United States	1,592,419	1,593,168
IGT Holding IV AB, Term Loan, B2, 4%, (3-month USD LIBOR +
3.5%), 3/31/28	Sweden	727,833	727,382
Ivanti Software, Inc.,
First Lien, 2021 Specified Refinancing Term Loan, 5.75%,
(1-month USD LIBOR + 4.75%), 12/01/27	United States	796,000	798,237
First Lien, First Amendment Term Loan, 4.75%, (3-month USD
LIBOR + 4%), 12/01/27	United States	58,482	58,275
LogMeIn, Inc., First Lien, Initial Term Loan, 4.86%, (1-month USD
LIBOR + 4.75%), 8/31/27	United States	1,641,426	1,634,581
MA Financeco LLC, Term Loan, B4, 5.25%, (3-month USD LIBOR +
4.25%), 6/05/25	United States	561,318	570,091
l,mMedAssets Software Intermediate Holdings, Inc., First Lien, Initial
Term Loan, TBD, 11/17/28	United States	456,760	457,473
Mitchell International, Inc., First Lien, Initial Term Loan, 4.25%,
(1-month USD LIBOR + 3.75%), 10/15/28	United States	990,000	985,669
Polaris Newco LLC, First Lien, Dollar Term Loan, 4.5%, (1-month
USD LIBOR + 4%), 6/02/28	United States	2,078,125	2,080,608
Quest Software US Holdings, Inc., First Lien, Initial Term Loan,
4.379%, (3-month USD LIBOR + 4.25%), 5/16/25	United States	1,284,533	1,285,021
l,mSovos Compliance LLC, First Lien, Initial Term Loan, TBD, 8/11/28	United States	541,258	543,331
Vision Solutions, Inc. (Precisely Software, Inc.), First Lien, Third
Amendment Term Loan, 4.75%, (3-month USD LIBOR + 4%),
4/24/28	United States	1,267,597	1,267,597
			20,819,931
Specialty Retail 2.3%
Evergreen AcqCo 1 LP, Initial Term Loan, 6.75%, (2-month USD
LIBOR + 5.75%; 3-month USD LIBOR + 5.75%), 4/26/28	United States	971,250	970,036
Great Outdoors Group LLC, Term Loan, B2, 4.5%, (3-month USD
LIBOR + 3.75%), 3/06/28	United States	977,432	979,773
Michaels Cos., Inc. (The), Term Loan, B, 5%, (3-month USD LIBOR
+ 4.25%), 4/15/28	United States	915,400	908,699
Park River Holdings, Inc., First Lien, Initial Term Loan, 4%, (3-month
USD LIBOR + 3.25%), 12/28/27	United States	659,052	653,901
PetSmart LLC, Initial Term Loan, 4.5%, (3-month USD LIBOR +
3.75%), 2/11/28	United States	516,832	518,286
SRS Distribution, Inc., 2021 Refinancing Term Loan, 4.25%,
(3-month USD LIBOR + 3.75%), 6/02/28	United States	531,119	530,716
Staples, Inc., 2019 Refinancing New Term Loan, B1, 5.132%,
(3-month USD LIBOR + 5%), 4/16/26	United States	1,256,084	1,216,693
Woof Holdings, Inc., First Lien, Initial Term Loan, 4.5%, (3-month
USD LIBOR + 3.75%), 12/21/27	United States	530,801	531,964
			6,310,068
Technology Hardware, Storage & Peripherals 0.9%
Amentum Government Services Holdings LLC, First Lien, Term
Loan, 2, 5.5%, (3-month USD LIBOR + 4.75%), 1/29/27	United States	1,318,884	1,321,357
l,mElectronics for Imaging, Inc., First Lien, Initial Term Loan, TBD,
7/23/26	United States	398,982	391,002
Magenta Buyer LLC, First Lien, Initial Term Loan, 5.75%, (3-month
USD LIBOR + 5%), 7/27/28	United States	694,713	693,952
			2,406,311
Textiles, Apparel & Luxury Goods 0.3%
Champ Acquisition Corp., First Lien, Initial Term Loan, 5.691%,
(3-month USD LIBOR + 5.5%), 12/19/25	United States	457,550	460,696
Tory Burch LLC, Initial Term Loan, B, 3.5%, (1-month USD LIBOR +
3%), 4/16/28	United States	337,016	337,016
			797,712
Transportation Infrastructure 0.3%
First Student Bidco, Inc.,
Initial Term Loan, B, 3.5%, (3-month USD LIBOR + 3%), 7/21/28	United States	211,708	211,091
Initial Term Loan, C, 3.5%, (3-month USD LIBOR + 3%), 7/21/28	United States	78,147	77,919
LaserShip, Inc., First Lien, Initial Term Loan, 5.25%, (3-month USD
LIBOR + 4.5%), 5/07/28	United States	466,667	467,761
			756,771
Total Senior Floating Rate Interests (Cost $127,970,549)			128,397,682

Marketplace Loans 8.5%

Platform	Principal Amount*	Value	Days past due
bLendingClub Corp., 154456833, 0%, 07/18/24	-	1,783	-
bLendingClub Corp., 167744510, 0%, 03/04/23	-	2,418	-
bLendingClub Corp., 168454364, 0%, 03/16/23	-	6,376	-
bLendingClub Corp., 145242825, 11.8%, 12/20/22	13	13	-
bLendingClub Corp., 145357172, 11.31%, 01/02/23	62	61	-
bLendingClub Corp., 145177247, 11.8%, 12/19/22	135	135	-
bLendingClub Corp., 146821203, 18.94%, 01/25/23	162	163	-
bLendingClub Corp., 145373142, 10.72%, 12/31/22	321	322	-
bLendingClub Corp., 145641206, 12.98%, 01/02/23	333	333	-
bLendingClub Corp., 160396238, 18.62%, 10/16/22	335	330	-
bLendingClub Corp., 148200956, 17.19%, 02/28/22	336	338	-
bLendingClub Corp., 146230494, 19.92%, 01/15/23	365	366	-
bLendingClub Corp., 145982699, 19.92%, 02/07/22	409	411	-
bLendingClub Corp., 149961107, 20%, 04/09/22	428	428	-
bLendingClub Corp., 147860995, 13.9%, 02/28/22	469	472	-
bLendingClub Corp., 145453054, 12.98%, 01/02/23	602	601	-
bLendingClub Corp., 152971831, 16.95%, 06/13/22	733	727	-
bLendingClub Corp., 148836727, 17.97%, 03/15/22	761	761	-
bLendingClub Corp., 149783879, 20%, 05/01/22	803	800	-
bLendingClub Corp., 151060246, 17.19%, 05/06/22	822	816	-
bLendingClub Corp., 143960933, 13.56%, 12/19/22	835	821	-
bLendingClub Corp., 151485879, 16.4%, 05/09/22	849	843	-
bLendingClub Corp., 145562066, 19.92%, 01/02/23	951	952	-
bLendingClub Corp., 146777691, 24.37%, 01/29/23	965	959	-
bLendingClub Corp., 145025894, 24.37%, 01/02/23	966	963	-
bLendingClub Corp., 145956289, 12.98%, 01/08/23	1,000	999	-
bLendingClub Corp., 149276417, 17.19%, 03/25/22	1,030	1,027	-
bLendingClub Corp., 162795354, 16.12%, 12/09/22	1,086	1,052	-
bLendingClub Corp., 145993407, 11.8%, 01/25/23	1,147	1,149	-
bLendingClub Corp., 143045002, 19.92%, 11/05/25	1,294	1,271	-
bLendingClub Corp., 149490642, 14.74%, 04/02/22	1,358	1,345	-
bLendingClub Corp., 152186018, 20%, 05/22/22	1,362	1,343	-
bLendingClub Corp., 151868648, 13.9%, 05/20/22	1,385	1,381	-
bLendingClub Corp., 161616706, 18.62%, 11/08/22	1,464	1,432	-
bLendingClub Corp., 149648271, 17.97%, 04/03/22	1,511	1,513	-
bLendingClub Corp., 153454906, 16.12%, 06/21/22	1,630	1,619	-
bLendingClub Corp., 155924795, 17.74%, 07/26/22	1,660	1,603	-
bLendingClub Corp., 145598914, 11.31%, 01/02/23	1,670	1,659	-
bLendingClub Corp., 151017210, 20%, 05/01/22	1,684	1,677	-
bLendingClub Corp., 159976738, 16.95%, 10/08/22	1,750	1,702	-
bLendingClub Corp., 149968493, 17.97%, 04/17/22	1,838	1,847	-
bLendingClub Corp., 147036408, 20%, 03/01/22	2,078	2,012	-
bLendingClub Corp., 162940169, 23.05%, 12/09/22	2,119	2,061	-
bLendingClub Corp., 146794870, 10.72%, 01/25/23	2,207	2,192	-
bLendingClub Corp., 157286539, 16.12%, 08/21/22	2,228	2,189	-
bLendingClub Corp., 147414934, 14.47%, 02/21/22	2,237	2,153	-
bLendingClub Corp., 150816884, 17.19%, 04/26/22	2,239	2,222	-
bLendingClub Corp., 154889094, 11.02%, 07/11/22	2,324	1,865	6
bLendingClub Corp., 167434436, 18.62%, 03/02/23	2,326	2,222	-
bLendingClub Corp., 151958215, 11.71%, 05/20/22	2,410	2,396	-
bLendingClub Corp., 147939465, 17.19%, 02/21/22	2,449	2,460	-
bLendingClub Corp., 158782398, 15.24%, 09/16/22	2,499	2,457	-
bLendingClub Corp., 163393891, 23.05%, 12/16/22	2,552	2,489	-
bLendingClub Corp., 164956625, 13.08%, 01/16/23	2,604	2,524	-
bLendingClub Corp., 165564555, 18.62%, 02/10/23	2,777	2,677	-
bLendingClub Corp., 151708431, 16.4%, 05/15/22	2,788	2,769	-
bLendingClub Corp., 157585720, 16.95%, 09/16/22	2,958	2,901	-
bLendingClub Corp., 157844711, 16.95%, 09/04/22	2,991	2,929	-
bLendingClub Corp., 163370085, 16.95%, 12/18/22	3,023	2,938	-
bLendingClub Corp., 151328901, 15.57%, 05/09/22	3,215	3,195	-
bLendingClub Corp., 152188057, 20%, 05/22/22	3,249	3,185	-
bLendingClub Corp., 153807015, 17.74%, 06/21/22	3,286	3,270	-
bLendingClub Corp., 149486532, 17.97%, 04/22/22	3,331	3,343	-
bLendingClub Corp., 157705574, 13.08%, 08/28/22	3,458	3,367	-
bLendingClub Corp., 151467012, 13.9%, 05/09/22	3,684	3,635	-
bLendingClub Corp., 148238006, 16.4%, 03/01/22	3,695	3,006	10
bLendingClub Corp., 163443053, 17.74%, 12/17/22	3,737	3,580	-
bLendingClub Corp., 163075434, 16.95%, 12/09/22	3,907	3,786	-
bLendingClub Corp., 158788148, 14.3%, 09/16/24	3,910	3,746	-
bLendingClub Corp., 163438630, 17.74%, 12/16/22	3,947	3,818	-
bLendingClub Corp., 167809066, 23.05%, 03/05/25	4,042	472	86
bLendingClub Corp., 148045212, 16.4%, 03/25/22	4,112	3,440	6
bLendingClub Corp., 166623872, 13.08%, 02/13/23	4,169	4,031	-
bLendingClub Corp., 166118185, 20.55%, 02/04/23	4,273	4,136	-
bLendingClub Corp., 165317147, 20.55%, 01/21/23	4,323	4,206	-
bLendingClub Corp., 148758747, 13.9%, 03/15/22	4,361	4,301	-
bLendingClub Corp., 163434480, 14.3%, 12/16/22	4,465	4,276	-
bLendingClub Corp., 168549097, 16.12%, 03/18/23	4,764	4,564	-
bLendingClub Corp., 143206516, 11.8%, 11/07/23	4,765	4,597	-
bLendingClub Corp., 148479310, 16.4%, 04/01/22	4,766	4,699	-
bLendingClub Corp., 155609880, 20%, 07/23/22	4,783	4,741	-

bLendingClub Corp., 166738187, 15.24%, 02/14/23	4,976	4,820	-
bLendingClub Corp., 144348567, 12.98%, 01/02/24	5,023	4,837	-
bLendingClub Corp., 157196587, 16.12%, 08/19/24	5,057	4,808	-
bLendingClub Corp., 167382438, 23.05%, 02/27/23	5,083	4,814	-
bLendingClub Corp., 166393444, 20.55%, 02/10/23	5,151	4,919	-
bLendingClub Corp., 143298645, 10.72%, 11/09/23	5,368	5,190	-
bLendingClub Corp., 148784147, 14.74%, 03/13/24	5,433	5,182	-
bLendingClub Corp., 149640002, 13.9%, 04/02/24	5,524	5,249	-
bLendingClub Corp., 160246637, 17.74%, 10/28/22	5,532	5,354	-
bLendingClub Corp., 164102295, 18.62%, 12/30/22	5,760	5,626	-
bLendingClub Corp., 151224188, 16.4%, 05/09/22	5,774	5,724	-
bLendingClub Corp., 165032843, 12.4%, 01/21/23	5,803	5,629	-
bLendingClub Corp., 161522977, 17.74%, 11/29/22	5,825	5,635	-
bLendingClub Corp., 145461394, 11.8%, 12/31/23	5,864	5,631	-
bLendingClub Corp., 145982563, 11.8%, 01/24/24	5,864	5,640	-
bLendingClub Corp., 146204474, 11.8%, 01/15/24	5,864	5,626	-
bLendingClub Corp., 150215503, 14.74%, 04/15/24	5,924	5,641	-
bLendingClub Corp., 168127359, 16.12%, 03/10/23	5,931	5,762	-
bLendingClub Corp., 146965410, 12.98%, 01/29/24	5,950	5,724	-
bLendingClub Corp., 151001381, 17.97%, 04/30/24	5,952	5,648	-
bLendingClub Corp., 142964458, 18.94%, 11/01/23	5,957	5,756	-
bLendingClub Corp., 148867050, 22.5%, 03/15/24	6,006	5,767	15
bLendingClub Corp., 157398755, 16.12%, 08/21/24	6,050	5,756	-
bLendingClub Corp., 163592960, 11.71%, 01/17/23	6,141	5,910	-
bLendingClub Corp., 155028979, 16.95%, 07/11/24	6,197	5,870	-
bLendingClub Corp., 161879338, 17.74%, 11/14/22	6,222	1,136	46
bLendingClub Corp., 164988293, 18.62%, 01/16/23	6,232	5,946	-
bLendingClub Corp., 155959854, 17.74%, 07/29/24	6,243	5,885	-
bLendingClub Corp., 150210132, 15.57%, 04/23/24	6,334	6,032	-
bLendingClub Corp., 156556385, 16.95%, 08/06/24	6,356	5,981	-
bLendingClub Corp., 141699210, 17.97%, 11/06/23	6,379	6,213	-
bLendingClub Corp., 146270708, 18.94%, 01/15/24	6,477	6,223	-
bLendingClub Corp., 167993948, 16.12%, 03/16/23	6,542	6,127	-
bLendingClub Corp., 158299088, 16.12%, 09/13/24	6,553	6,187	-
bLendingClub Corp., 157700317, 15.24%, 08/27/22	6,713	6,646	-
bLendingClub Corp., 145586016, 11.8%, 12/31/23	6,838	6,578	-
bLendingClub Corp., 157001583, 23.05%, 08/20/24	6,967	6,633	-
bLendingClub Corp., 157763243, 15.24%, 09/05/22	7,051	2,780	25
bLendingClub Corp., 145183134, 11.8%, 12/19/23	7,070	6,803	-
bLendingClub Corp., 163847398, 20.55%, 12/26/24	7,157	6,726	-
bLendingClub Corp., 144545992, 12.98%, 12/19/23	7,177	6,942	-
bLendingClub Corp., 162773046, 20.55%, 12/09/24	7,208	6,711	-
bLendingClub Corp., 164204504, 17.74%, 01/02/23	7,221	1,277	58
bLendingClub Corp., 150596125, 15.57%, 04/22/22	7,238	7,050	-
bLendingClub Corp., 159892003, 17.74%, 10/08/22	7,265	2,959	22
bLendingClub Corp., 145253027, 11.8%, 12/28/23	7,305	7,047	-
bLendingClub Corp., 160749557, 18.62%, 10/30/24	7,337	6,926	-
bLendingClub Corp., 166192973, 18.62%, 02/06/25	7,346	6,793	-
bLendingClub Corp., 166062042, 18.62%, 02/04/25	7,453	6,899	-
bLendingClub Corp., 165499100, 18.62%, 02/03/23	7,463	7,166	-
bLendingClub Corp., 145577468, 13.56%, 12/31/23	7,485	7,199	-
bLendingClub Corp., 167773992, 18.62%, 03/04/25	7,487	6,879	-
bLendingClub Corp., 149396071, 11.02%, 03/27/22	7,517	7,390	-
bLendingClub Corp., 145589117, 11.8%, 01/02/24	7,542	7,256	-
bLendingClub Corp., 163266659, 16.12%, 12/30/24	7,688	7,131	-
bLendingClub Corp., 144619608, 16.14%, 12/19/23	7,925	7,622	-
bLendingClub Corp., 150611409, 15.57%, 04/23/24	8,093	7,526	-
bLendingClub Corp., 163396590, 14.3%, 12/16/22	8,120	7,888	-
bLendingClub Corp., 145315111, 17.97%, 12/28/23	8,383	8,207	-
bLendingClub Corp., 145914653, 16.14%, 01/15/24	8,422	7,935	15
bLendingClub Corp., 150527722, 15.57%, 04/23/24	8,438	8,047	-
bLendingClub Corp., 154225612, 17.74%, 07/11/24	8,616	8,160	-
bLendingClub Corp., 161256708, 16.12%, 11/01/24	8,635	8,075	-
bLendingClub Corp., 165531376, 17.74%, 02/18/23	8,706	8,390	-
bLendingClub Corp., 161741074, 17.74%, 11/29/24	8,748	8,164	-
bLendingClub Corp., 149599937, 13.08%, 04/01/24	8,760	8,392	-
bLendingClub Corp., 155019513, 20%, 07/11/24	8,811	8,356	-
bLendingClub Corp., 154100028, 16.12%, 06/26/24	8,981	8,564	-
bLendingClub Corp., 167777432, 18.62%, 03/04/25	8,984	8,255	-
bLendingClub Corp., 151449849, 13.08%, 05/09/24	8,998	8,606	-
bLendingClub Corp., 145407490, 10.33%, 01/02/24	9,133	8,500	-
bLendingClub Corp., 145002050, 20.89%, 12/19/23	9,160	1,786	35
bLendingClub Corp., 145988002, 10.33%, 01/24/24	9,211	8,888	-
bLendingClub Corp., 147197560, 15.02%, 02/05/24	9,248	8,798	-
bLendingClub Corp., 161827879, 11.71%, 11/14/22	9,272	9,020	-
bLendingClub Corp., 145511024, 10.72%, 12/28/23	9,297	8,977	-
bLendingClub Corp., 157448559, 14.3%, 08/22/24	9,302	8,813	-
bLendingClub Corp., 151628205, 13.9%, 05/13/22	9,340	9,126	-
bLendingClub Corp., 146260552, 16.91%, 01/15/24	9,353	8,957	-
bLendingClub Corp., 151782625, 20%, 05/15/24	9,387	8,914	-
bLendingClub Corp., 143172928, 14.47%, 11/07/23	9,396	9,045	-
bLendingClub Corp., 154945152, 14.3%, 07/11/24	9,464	8,950	-
bLendingClub Corp., 145621023, 10.72%, 01/02/24	9,469	9,122	-
bLendingClub Corp., 145134172, 10.33%, 12/31/23	9,522	8,340	-
bLendingClub Corp., 148478260, 13.08%, 03/15/24	9,554	9,172	-
bLendingClub Corp., 143897911, 10.33%, 12/31/23	9,590	9,273	-
bLendingClub Corp., 154645550, 20%, 07/05/24	9,594	8,975	13
bLendingClub Corp., 167075014, 17.74%, 02/24/23	9,736	1,270	67
bLendingClub Corp., 149608993, 13.9%, 04/02/24	9,750	9,165	-
bLendingClub Corp., 151157582, 15.57%, 05/06/24	9,786	9,213	-
bLendingClub Corp., 150330237, 14.74%, 04/17/24	9,876	9,308	-
bLendingClub Corp., 157083123, 14.3%, 08/16/24	9,892	9,357	-
bLendingClub Corp., 145547722, 11.8%, 12/31/23	9,898	9,535	-
bLendingClub Corp., 151481393, 17.19%, 05/09/24	9,899	9,390	-

bLendingClub Corp., 145192665, 16.14%, 12/19/23	9,950	9,570	-
bLendingClub Corp., 147562203, 12.98%, 02/12/24	10,261	9,877	-
bLendingClub Corp., 145208498, 18.94%, 12/19/23	10,285	9,955	-
bLendingClub Corp., 146050977, 15.02%, 01/17/24	10,297	9,836	-
bLendingClub Corp., 157983194, 12.4%, 09/24/24	10,312	9,797	-
bLendingClub Corp., 168120797, 17.74%, 03/10/23	10,350	9,860	-
bLendingClub Corp., 161745167, 16.95%, 11/15/24	10,356	9,727	-
bLendingClub Corp., 143055880, 13.56%, 11/05/23	10,426	9,928	-
bLendingClub Corp., 146584267, 14.47%, 01/25/24	10,430	9,914	-
bLendingClub Corp., 150867060, 15.57%, 04/29/24	10,688	10,119	-
bLendingClub Corp., 151720984, 13.08%, 05/30/24	10,718	10,232	-
bLendingClub Corp., 153352395, 12.4%, 06/14/24	10,726	10,173	-
bLendingClub Corp., 148295277, 17.19%, 03/06/24	10,833	10,316	-
bLendingClub Corp., 151088676, 10.33%, 05/01/24	10,947	10,464	-
bLendingClub Corp., 150672283, 20%, 04/29/24	10,962	10,399	-
bLendingClub Corp., 160976650, 16.12%, 10/28/22	11,003	10,729	-
bLendingClub Corp., 167823045, 16.12%, 03/05/25	11,031	10,213	-
bLendingClub Corp., 157643282, 16.12%, 08/27/24	11,048	10,374	-
bLendingClub Corp., 146892745, 18.94%, 01/28/24	11,052	10,523	-
bLendingClub Corp., 168548858, 14.3%, 03/18/23	11,194	10,628	-
bLendingClub Corp., 145625511, 10.72%, 01/02/24	11,281	10,850	-
bLendingClub Corp., 149860763, 17.19%, 04/09/24	11,445	10,877	-
bLendingClub Corp., 143142201, 10.47%, 11/09/23	11,447	11,052	-
bLendingClub Corp., 150797540, 13.9%, 04/29/24	11,460	10,833	1
bLendingClub Corp., 150301304, 17.19%, 04/17/24	11,475	10,906	-
bLendingClub Corp., 145593212, 12.98%, 12/31/23	11,563	11,175	-
bLendingClub Corp., 154685026, 11.02%, 07/05/24	11,690	11,128	-
bLendingClub Corp., 148212696, 15.57%, 02/29/24	11,800	11,219	-
bLendingClub Corp., 166745877, 5%, 02/18/25	11,804	9,941	-
bLendingClub Corp., 148110315, 17.97%, 02/29/24	11,950	11,631	-
bLendingClub Corp., 145205316, 10.33%, 12/20/23	12,054	11,648	-
bLendingClub Corp., 143207654, 18.94%, 11/07/23	12,411	12,008	-
bLendingClub Corp., 154211311, 20%, 06/26/24	12,443	11,759	-
bLendingClub Corp., 148840021, 14.74%, 03/15/24	12,483	11,795	-
bLendingClub Corp., 157773871, 14.3%, 09/05/22	12,579	11,874	-
bLendingClub Corp., 163432488, 16.95%, 12/23/24	12,587	11,613	-
bLendingClub Corp., 144899761, 17.97%, 12/12/23	12,711	12,404	-
bLendingClub Corp., 148611207, 14.74%, 03/11/24	12,978	12,382	-
bLendingClub Corp., 158155993, 16.95%, 09/04/24	13,024	12,244	-
bLendingClub Corp., 157256378, 14.3%, 08/19/24	13,194	12,486	-
bLendingClub Corp., 163729270, 16.12%, 12/23/22	13,365	12,618	-
bLendingClub Corp., 157544665, 23.05%, 08/23/24	13,399	12,779	-
bLendingClub Corp., 149742003, 12.4%, 04/05/24	13,536	12,971	-
bLendingClub Corp., 145611647, 11.8%, 01/03/24	13,536	12,891	-
bLendingClub Corp., 161536145, 16.95%, 11/14/24	13,589	12,596	2
bLendingClub Corp., 145657415, 11.31%, 01/03/24	13,597	13,070	-
bLendingClub Corp., 168199339, 20.55%, 03/11/25	13,643	12,571	-
bLendingClub Corp., 156354990, 13.08%, 08/28/24	13,732	13,062	-
bLendingClub Corp., 151465885, 17.19%, 05/09/24	14,134	13,361	-
bLendingClub Corp., 167604393, 15.24%, 03/02/23	14,170	13,548	-
bLendingClub Corp., 163355495, 13.08%, 12/16/24	14,190	13,391	-
bLendingClub Corp., 165495106, 17.74%, 01/30/25	14,313	13,297	-
bLendingClub Corp., 159978471, 15.24%, 10/08/24	14,348	13,314	-
bLendingClub Corp., 158790336, 16.12%, 09/16/24	14,369	13,406	-
bLendingClub Corp., 159273075, 17.74%, 09/26/24	14,425	13,643	-
bLendingClub Corp., 152017907, 15.57%, 05/20/24	14,480	13,722	-
bLendingClub Corp., 151075075, 16.4%, 05/01/24	14,602	13,813	-
bLendingClub Corp., 145724796, 11.8%, 01/03/24	14,660	14,070	-
bLendingClub Corp., 161072681, 18.62%, 11/01/24	14,699	13,741	-
bLendingClub Corp., 149464192, 17.19%, 04/01/24	14,733	13,007	-
bLendingClub Corp., 144993526, 12.98%, 12/28/23	14,906	14,416	-
bLendingClub Corp., 154417517, 14.3%, 07/15/24	15,103	14,320	-
bLendingClub Corp., 156702788, 16.95%, 08/15/24	15,255	14,393	-
bLendingClub Corp., 148704726, 20%, 03/13/24	15,383	14,657	-
bLendingClub Corp., 150226350, 14.74%, 04/16/24	15,611	14,871	-
bLendingClub Corp., 145990709, 11.8%, 01/09/24	15,625	15,003	-
bLendingClub Corp., 158856810, 5%, 09/23/22	15,653	14,292	-
bLendingClub Corp., 165059096, 20.55%, 02/04/23	16,192	15,561	-
bLendingClub Corp., 153285109, 16.12%, 06/12/24	16,466	15,645	-
bLendingClub Corp., 167464307, 17.74%, 02/27/23	16,704	15,798	-
bLendingClub Corp., 157762746, 16.95%, 08/28/24	16,891	16,018	-
bLendingClub Corp., 150890573, 14.74%, 05/01/24	16,995	15,096	-
bLendingClub Corp., 168191500, 14.3%, 03/11/25	17,382	16,097	-
bLendingClub Corp., 146735125, 11.8%, 01/28/24	17,485	16,797	-
bLendingClub Corp., 159803688, 14.3%, 10/04/24	17,734	16,475	-
bLendingClub Corp., 168280549, 15.24%, 03/16/23	17,794	17,052	-
bLendingClub Corp., 145613723, 11.8%, 12/31/23	18,047	17,361	-
bLendingClub Corp., 162809872, 12.4%, 12/09/24	18,078	17,042	-
bLendingClub Corp., 150429035, 14.74%, 04/18/24	18,352	17,129	-
bLendingClub Corp., 167221792, 20.55%, 02/25/25	18,602	17,330	-
bLendingClub Corp., 144834703, 12.98%, 12/19/23	18,607	17,863	-
bLendingClub Corp., 146870476, 12.98%, 01/28/24	18,817	18,153	-
bLendingClub Corp., 145249980, 11.8%, 12/20/23	18,853	18,170	-
bLendingClub Corp., 145501891, 10.33%, 12/28/23	19,371	18,654	2
bLendingClub Corp., 156763102, 10.33%, 08/12/24	19,424	16,584	-
bLendingClub Corp., 159124332, 16.95%, 09/23/24	19,478	18,262	-
bLendingClub Corp., 148228998, 15.57%, 03/01/24	19,483	18,061	-
bLendingClub Corp., 146185159, 11.8%, 01/14/24	19,547	18,778	-
bLendingClub Corp., 148863922, 12.4%, 03/15/24	19,676	18,912	-
bLendingClub Corp., 157367413, 14.3%, 08/21/24	19,784	18,732	-
bLendingClub Corp., 145055071, 12.98%, 01/02/24	19,834	19,131	-
bLendingClub Corp., 143317674, 10.72%, 11/09/23	20,105	19,310	3
bLendingClub Corp., 147405696, 16.14%, 02/12/24	20,130	19,240	-
bLendingClub Corp., 148244873, 14.74%, 03/01/24	20,359	19,391	-

bLendingClub Corp., 161207832, 13.08%, 11/01/24	21,522	20,210	-
bLendingClub Corp., 157293982, 14.3%, 08/21/24	21,706	20,552	-
bLendingClub Corp., 167718660, 15.24%, 03/03/25	21,960	20,323	-
bLendingClub Corp., 156984679, 16.95%, 08/19/24	22,194	21,043	-
bLendingClub Corp., 149326456, 13.9%, 03/26/24	22,800	19,579	-
bLendingClub Corp., 153244315, 14.3%, 06/13/24	23,018	20,189	-
bLendingClub Corp., 155540917, 16.95%, 08/19/24	23,031	20,400	15
bLendingClub Corp., 166072481, 23.05%, 02/04/25	23,114	21,311	-
bLendingClub Corp., 161962391, 13.08%, 11/15/24	23,129	21,876	-
bLendingClub Corp., 168015684, 14.3%, 03/11/25	23,272	21,583	-
bLendingClub Corp., 159322847, 16.95%, 10/08/24	23,332	21,892	-
bLendingClub Corp., 161333839, 13.08%, 11/04/24	23,723	22,466	-
bLendingClub Corp., 145525007, 10.33%, 12/31/23	24,093	20,329	-
bLendingClub Corp., 157113878, 16.95%, 08/20/24	24,424	21,911	-
bLendingClub Corp., 149970928, 20%, 04/09/24	25,277	23,544	-
bLendingClub Corp., 150807250, 14.74%, 04/26/24	25,630	22,590	-
bLendingClub Corp., 166394886, 20.55%, 02/10/25	26,472	24,564	-
bLendingClub Corp., 160673774, 12.4%, 10/21/24	29,242	23,702	-
	2,648,632	2,471,769

bLendingClub Corp. - LCX, 153705323, 16.12%, 07/03/24	6,227	6,041	-
bLendingClub Corp. - LCX, 154240518, 8.81%, 07/05/22	8,624	8,579	-
bLendingClub Corp. - LCX, 154626156, 12.4%, 07/03/24	6,687	6,466	-
bLendingClub Corp. - LCX, 161718708, 14.3%, 11/14/22	3,978	3,887	-
bLendingClub Corp. - LCX, 161723619, 8.19%, 11/15/22	3,922	3,179	-
bLendingClub Corp. - LCX, 162005174, 8.19%, 11/18/22	2,314	2,226	-
bLendingClub Corp. - LCX, 162024232, 10.33%, 11/19/22	6,624	6,113	-
bLendingClub Corp. - LCX, 162539565, 13.08%, 11/29/22	6,950	5,665	-
bLendingClub Corp. - LCX, 163529106, 7.56%, 12/18/22	4,286	4,083	-
bLendingClub Corp. - LCX, 163609311, 0%, 12/23/22	-	7,644	-
bLendingClub Corp. - LCX, 163936207, 8.19%, 01/31/25	13,590	13,125	-
bLendingClub Corp. - LCX, 163949520, 16.12%, 12/30/24	13,292	11,853	-
bLendingClub Corp. - LCX, 164258220, 8.19%, 01/28/23	9,351	9,199	-
bLendingClub Corp. - LCX, 164413184, 8.81%, 01/27/23	4,124	4,059	-
bLendingClub Corp. - LCX, 165255790, 11.02%, 01/24/23	12,921	12,490	-
bLendingClub Corp. - LCX, 165292466, 20.55%, 02/03/25	21,936	541	103
bLendingClub Corp. - LCX, 165353359, 10.33%, 01/22/25	7,114	6,727	-
bLendingClub Corp. - LCX, 165550279, 20.55%, 02/03/23	2,374	2,301	-
bLendingClub Corp. - LCX, 165749950, 15.24%, 01/28/25	10,184	9,099	-
bLendingClub Corp. - LCX, 165922400, 15.24%, 02/11/25	17,259	15,232	-
bLendingClub Corp. - LCX, 165933119, 8.81%, 02/04/23	8,494	8,334	-
bLendingClub Corp. - LCX, 165981235, 15.24%, 02/03/23	2,158	2,081	-
bLendingClub Corp. - LCX, 166078251, 6.46%, 02/04/23	11,184	10,977	-
bLendingClub Corp. - LCX, 166172788, 8.19%, 02/07/23	20,450	7,363	23
bLendingClub Corp. - LCX, 166424306, 17.74%, 02/14/23	11,313	10,906	-
bLendingClub Corp. - LCX, 166491719, 16.95%, 02/10/25	5,209	4,861	-
bLendingClub Corp. - LCX, 166607803, 14.3%, 02/12/25	8,550	7,557	-
bLendingClub Corp. - LCX, 166637074, 20.55%, 02/13/23	5,551	5,377	-
bLendingClub Corp. - LCX, 166763574, 15.24%, 02/19/23	15,957	13,397	-
bLendingClub Corp. - LCX, 166809451, 10.33%, 02/25/23	4,869	4,169	-
bLendingClub Corp. - LCX, 167398120, 25.65%, 02/26/23	2,846	2,500	-
bLendingClub Corp. - LCX, 167504224, 10.33%, 03/13/23	11,279	10,399	-
bLendingClub Corp. - LCX, 167548521, 8.81%, 03/09/23	9,836	8,622	-
bLendingClub Corp. - LCX, 168272231, 25.65%, 04/14/23	1,633	1,482	-
bLendingClub Corp. - LCX, 168426128, 18.62%, 03/19/23	17,415	15,302	-
bLendingClub Corp. - LCX, 168601344, 14.3%, 04/14/23	5,284	4,848	-
	303,785	256,684

bLendingClub Corp. - LCX PM, 171124101, 10.81%, 10/19/23	1,954	1,863	-
bLendingClub Corp. - LCX PM, 171172117, 14.71%, 10/19/23	6,158	5,928	-
bLendingClub Corp. - LCX PM, 171184902, 10.19%, 10/27/23	14,816	13,990	3
bLendingClub Corp. - LCX PM, 171345622, 16.08%, 10/19/25	12,487	11,802	-
bLendingClub Corp. - LCX PM, 171372154, 20.74%, 10/19/25	21,226	20,238	-
bLendingClub Corp. - LCX PM, 171398384, 14.71%, 10/23/23	9,933	9,330	-
bLendingClub Corp. - LCX PM, 171399452, 17.3%, 10/26/25	10,043	9,550	-
bLendingClub Corp. - LCX PM, 171401032, 9.56%, 10/26/23	2,901	2,713	-
bLendingClub Corp. - LCX PM, 171442112, 10.81%, 10/23/23	19,468	18,414	-
bLendingClub Corp. - LCX PM, 171498369, 9.56%, 10/27/23	5,363	4,977	-
bLendingClub Corp. - LCX PM, 171502779, 9.02%, 10/27/23	5,733	5,321	-
bLendingClub Corp. - LCX PM, 171532750, 10.19%, 10/27/23	3,861	3,596	-
bLendingClub Corp. - LCX PM, 171616759, 10.81%, 11/02/23	3,398	3,272	-
bLendingClub Corp. - LCX PM, 171618696, 17.3%, 10/27/23	4,562	4,218	-
bLendingClub Corp. - LCX PM, 171621330, 10.81%, 11/02/23	4,228	4,041	-
bLendingClub Corp. - LCX PM, 171683007, 15.4%, 11/02/23	2,081	1,965	-
bLendingClub Corp. - LCX PM, 171980340, 10.19%, 11/30/23	3,344	3,135	-
bLendingClub Corp. - LCX PM, 172186460, 10.19%, 11/20/23	16,836	16,208	-
bLendingClub Corp. - LCX PM, 172222483, 17.3%, 11/20/23	4,256	4,080	-
bLendingClub Corp. - LCX PM, 172228602, 9.02%, 11/30/23	18,626	17,801	-
bLendingClub Corp. - LCX PM, 172235898, 18.24%, 11/20/25	8,528	8,123	-
bLendingClub Corp. - LCX PM, 172368060, 0%, 11/27/25	-	11,388	-
bLendingClub Corp. - LCX PM, 172382442, 10.81%, 11/27/23	5,404	5,162	-
bLendingClub Corp. - LCX PM, 172426858, 10.19%, 11/30/23	13,469	13,019	-
bLendingClub Corp. - LCX PM, 173411939, 18.24%, 01/25/24	15,745	15,203	-
bLendingClub Corp. - LCX PM, 173608489, 17.3%, 02/02/26	19,157	18,154	-
bLendingClub Corp. - LCX PM, 173744601, 18.19%, 01/25/26	4,386	4,288	-
bLendingClub Corp. - LCX PM, 173989506, 16.99%, 02/02/24	520	515	-
bLendingClub Corp. - LCX PM, 174039720, 21.99%, 01/25/26	15,983	15,530	-
bLendingClub Corp. - LCX PM, 174087248, 19.99%, 01/25/24	1,509	1,478	-
bLendingClub Corp. - LCX PM, 174191708, 18.44%, 02/02/24	1,395	1,357	-
bLendingClub Corp. - LCX PM, 174304247, 20.99%, 02/02/26	26,000	25,290	-
	283,370	281,949

bUpgrade, Inc., 24428460, 25.26%, 11/18/22	3,039	3,036	-
bUpgrade, Inc., 24586260, 25.26%, 11/21/22	5,165	5,185	10

bUpgrade, Inc., 24684808, 28.71%, 12/03/24	11,506	11,787	-
bUpgrade, Inc., 24931814, 29.69%, 12/17/24	19,519	20,150	-
bUpgrade, Inc., 24976313, 24.29%, 12/04/22	2,079	2,080	-
bUpgrade, Inc., 25050419, 25.26%, 12/09/22	1,457	1,462	-
bUpgrade, Inc., 25394975, 25.26%, 12/19/22	1,677	1,688	-
bUpgrade, Inc., 25501737, 25.82%, 01/03/25	15,116	15,384	-
bUpgrade, Inc., 25621947, 25.26%, 12/30/22	503	508	-
	60,061	61,280

bFreedom Financial Asset Management LLC, 10043511, 5.99%, 09/28/23	6,326	6,430	-
bFreedom Financial Asset Management LLC, 10670609, 5.99%, 11/15/23	6,913	7,026	-
bFreedom Financial Asset Management LLC, 10013721, 25.49%, 09/20/24	6,937	6,942	-
bFreedom Financial Asset Management LLC, 10670655, 5.99%, 10/08/23	7,082	7,184	-
bFreedom Financial Asset Management LLC, 10932376, 19.99%, 10/22/24	7,315	7,379	-
bFreedom Financial Asset Management LLC, 10774277, 5.99%, 10/09/23	7,366	7,479	-
bFreedom Financial Asset Management LLC, 11036112, 16.99%, 12/14/24	7,383	7,524	-
bFreedom Financial Asset Management LLC, 10767085, 15.49%, 10/09/23	7,414	7,514	-
bFreedom Financial Asset Management LLC, 10561115, 13.99%, 10/08/24	7,472	7,576	-
bFreedom Financial Asset Management LLC, 10606104, 5.99%, 12/23/23	7,500	7,641	-
bFreedom Financial Asset Management LLC, 11605709, 5.99%, 12/21/23	7,500	7,638	-
bFreedom Financial Asset Management LLC, 11701384, 18.49%, 12/15/25	7,500	7,649	-
bFreedom Financial Asset Management LLC, 10780937, 16.49%, 11/24/26	7,772	7,934	-
bFreedom Financial Asset Management LLC, 11036258, 23.99%, 12/03/24	7,854	7,875	-
bFreedom Financial Asset Management LLC, 10482503, 17.99%, 10/28/26	7,870	7,965	-
bFreedom Financial Asset Management LLC, 10763959, 5.99%, 11/18/23	8,043	8,181	-
bFreedom Financial Asset Management LLC, 11035966, 21.99%, 12/13/26	8,071	8,181	-
bFreedom Financial Asset Management LLC, 10157125, 15.49%, 10/28/23	8,091	8,219	-
bFreedom Financial Asset Management LLC, 11036370, 5.99%, 12/14/23	8,192	8,342	-
bFreedom Financial Asset Management LLC, 10745537, 5.99%, 11/23/23	8,280	8,432	-
bFreedom Financial Asset Management LLC, 10151809, 5.99%, 08/13/23	8,409	8,524	-
bFreedom Financial Asset Management LLC, 10692602, 17.99%, 12/14/24	8,531	8,664	-
bFreedom Financial Asset Management LLC, 11767896, 5.99%, 12/24/23	8,598	8,761	-
bFreedom Financial Asset Management LLC, 10773902, 18.99%, 11/22/26	8,865	9,006	-
bFreedom Financial Asset Management LLC, 11693930, 15.49%, 02/05/24	8,951	9,150	-
bFreedom Financial Asset Management LLC, 10201276, 5.99%, 08/10/23	9,089	9,209	-
bFreedom Financial Asset Management LLC, 10787443, 5.99%, 10/11/23	9,096	9,238	-
bFreedom Financial Asset Management LLC, 10157170, 17.99%, 09/17/24	9,136	9,192	-
bFreedom Financial Asset Management LLC, 10772251, 14.49%, 11/12/23	9,140	9,238	-
bFreedom Financial Asset Management LLC, 10551332, 17.49%, 09/18/25	9,260	9,388	-
bFreedom Financial Asset Management LLC, 11013908, 22.49%, 12/13/26	9,288	9,399	-
bFreedom Financial Asset Management LLC, 10184490, 19.99%, 09/28/26	9,469	9,583	-
bFreedom Financial Asset Management LLC, 11755781, 16.99%, 02/05/25	9,500	9,711	-
bFreedom Financial Asset Management LLC, 10768020, 17.99%, 10/09/24	9,560	9,637	-
bFreedom Financial Asset Management LLC, 11037984, 23.99%, 10/25/24	9,566	9,639	-
bFreedom Financial Asset Management LLC, 10481821, 23.49%, 11/22/24	9,675	9,771	-
bFreedom Financial Asset Management LLC, 11333293, 5.99%, 12/14/23	9,715	9,883	-
bFreedom Financial Asset Management LLC, 10785211, 13.99%, 11/23/25	9,747	9,950	-
bFreedom Financial Asset Management LLC, 10692670, 18.49%, 11/22/25	9,774	9,946	-
bFreedom Financial Asset Management LLC, 10767341, 18.99%, 10/09/26	9,781	9,846	-
bFreedom Financial Asset Management LLC, 11040439, 25.49%, 10/28/26	9,803	9,878	-
bFreedom Financial Asset Management LLC, 11036737, 18.99%, 10/30/26	9,892	10,044	-
bFreedom Financial Asset Management LLC, 10581805, 21.99%, 11/05/26	9,899	9,978	-
bFreedom Financial Asset Management LLC, 10783446, 19.99%, 10/10/23	9,902	10,007	-
bFreedom Financial Asset Management LLC, 10856578, 18.49%, 12/14/25	9,922	10,093	-
bFreedom Financial Asset Management LLC, 11011081, 23.49%, 01/14/27	9,992	10,106	-
bFreedom Financial Asset Management LLC, 11036232, 16.99%, 10/30/24	9,992	10,132	-
bFreedom Financial Asset Management LLC, 11694992, 5.99%, 12/23/23	10,064	10,252	-
bFreedom Financial Asset Management LLC, 10671065, 18.99%, 10/09/25	10,076	10,209	-
bFreedom Financial Asset Management LLC, 10195758, 25.49%, 08/10/26	10,118	10,044	-
bFreedom Financial Asset Management LLC, 10190160, 18.99%, 09/28/26	10,130	10,263	-
bFreedom Financial Asset Management LLC, 10823057, 5.99%, 12/12/23	10,137	10,319	-
bFreedom Financial Asset Management LLC, 10780894, 5.99%, 11/15/23	10,138	10,308	-
bFreedom Financial Asset Management LLC, 11764476, 13.24%, 02/05/26	10,145	10,393	-
bFreedom Financial Asset Management LLC, 10976531, 19.99%, 10/30/24	10,166	10,298	-
bFreedom Financial Asset Management LLC, 10932240, 13.99%, 12/10/25	10,228	10,423	-
bFreedom Financial Asset Management LLC, 10620721, 17.99%, 10/26/26	10,314	10,436	-
bFreedom Financial Asset Management LLC, 11037126, 17.99%, 10/18/26	10,481	10,576	-
bFreedom Financial Asset Management LLC, 10624823, 17.49%, 10/26/25	10,507	10,661	-
bFreedom Financial Asset Management LLC, 10991532, 13.99%, 12/10/24	10,616	10,812	-
bFreedom Financial Asset Management LLC, 10597275, 14.49%, 11/01/26	10,771	10,927	-
bFreedom Financial Asset Management LLC, 11029317, 23.99%, 12/13/24	11,257	11,363	-
bFreedom Financial Asset Management LLC, 10194215, 14.24%, 08/17/26	11,271	11,332	-
bFreedom Financial Asset Management LLC, 11730402, 15.99%, 02/05/27	11,294	11,545	-
bFreedom Financial Asset Management LLC, 10771919, 10.49%, 10/09/24	11,418	11,584	-
bFreedom Financial Asset Management LLC, 11695018, 15.49%, 02/04/24	11,431	11,681	-
bFreedom Financial Asset Management LLC, 11028232, 5.99%, 12/12/23	11,548	11,751	-
bFreedom Financial Asset Management LLC, 11034210, 22.49%, 10/19/26	11,682	11,708	-
bFreedom Financial Asset Management LLC, 10727609, 17.99%, 11/22/25	11,706	11,900	-
bFreedom Financial Asset Management LLC, 10385583, 12.24%, 11/22/24	11,962	12,185	-
bFreedom Financial Asset Management LLC, 11442830, 5.99%, 02/06/24	12,000	12,252	-
bFreedom Financial Asset Management LLC, 10561394, 12.24%, 11/05/24	12,111	12,315	-
bFreedom Financial Asset Management LLC, 10177322, 18.49%, 09/15/26	12,232	12,262	15
bFreedom Financial Asset Management LLC, 10060652, 11.99%, 09/12/26	12,629	12,791	-
bFreedom Financial Asset Management LLC, 10758194, 18.99%, 11/19/25	12,681	12,858	-
bFreedom Financial Asset Management LLC, 10627143, 16.99%, 11/09/25	12,749	12,919	-
bFreedom Financial Asset Management LLC, 10565690, 16.99%, 09/15/25	12,856	12,981	-
bFreedom Financial Asset Management LLC, 11720453, 12.24%, 12/22/24	13,000	13,225	-
bFreedom Financial Asset Management LLC, 10991025, 19.49%, 12/05/26	13,306	13,420	-
bFreedom Financial Asset Management LLC, 10607416, 19.99%, 11/09/26	13,324	13,389	-
bFreedom Financial Asset Management LLC, 10745958, 8.99%, 11/30/25	13,340	13,575	-
bFreedom Financial Asset Management LLC, 11750662, 12.99%, 02/05/27	13,411	13,704	-
bFreedom Financial Asset Management LLC, 10610237, 11.99%, 10/25/26	13,470	13,676	-
bFreedom Financial Asset Management LLC, 10941161, 16.99%, 12/13/25	13,529	13,750	-
bFreedom Financial Asset Management LLC, 11694427, 16.49%, 01/27/27	13,558	13,956	-

bFreedom Financial Asset Management LLC, 11694008, 10.24%, 12/23/25	14,034	14,288	-
bFreedom Financial Asset Management LLC, 10171847, 15.99%, 08/17/25	14,084	14,284	-
bFreedom Financial Asset Management LLC, 11662515, 14.24%, 12/23/26	14,211	14,512	-
bFreedom Financial Asset Management LLC, 10550407, 10.99%, 09/19/25	14,244	14,474	-
bFreedom Financial Asset Management LLC, 11023093, 10.49%, 10/30/24	14,276	14,519	-
bFreedom Financial Asset Management LLC, 10557980, 19.99%, 09/05/26	14,412	14,368	-
bFreedom Financial Asset Management LLC, 10694161, 15.49%, 11/20/26	14,460	14,663	-
bFreedom Financial Asset Management LLC, 10771557, 13.24%, 10/05/25	14,482	14,674	-
bFreedom Financial Asset Management LLC, 11694729, 15.49%, 02/01/25	14,487	14,780	-
bFreedom Financial Asset Management LLC, 10202521, 21.49%, 09/30/26	14,490	14,615	-
bFreedom Financial Asset Management LLC, 10571038, 10.99%, 11/07/25	14,544	14,802	-
bFreedom Financial Asset Management LLC, 10583794, 17.49%, 10/28/26	14,569	14,777	-
bFreedom Financial Asset Management LLC, 10539195, 11.99%, 11/04/26	14,696	14,963	-
bFreedom Financial Asset Management LLC, 11039981, 12.74%, 12/13/24	14,923	15,201	-
bFreedom Financial Asset Management LLC, 11033966, 22.99%, 12/14/26	14,983	15,152	-
bFreedom Financial Asset Management LLC, 11712342, 11.99%, 02/01/27	14,997	15,300	-
bFreedom Financial Asset Management LLC, 11762185, 18.99%, 02/02/27	15,000	15,309	-
bFreedom Financial Asset Management LLC, 10569042, 19.99%, 11/03/26	15,002	15,046	-
bFreedom Financial Asset Management LLC, 10173551, 20.99%, 09/20/26	15,020	15,040	-
bFreedom Financial Asset Management LLC, 11693799, 16.99%, 02/05/27	15,028	15,523	-
bFreedom Financial Asset Management LLC, 10788641, 10.49%, 10/11/24	15,042	15,270	-
bFreedom Financial Asset Management LLC, 10692390, 16.49%, 11/16/26	15,174	15,422	-
bFreedom Financial Asset Management LLC, 10607213, 16.49%, 10/29/26	15,195	15,435	-
bFreedom Financial Asset Management LLC, 09447197, 13.49%, 12/23/26	15,199	15,461	-
bFreedom Financial Asset Management LLC, 10150990, 10.49%, 09/27/24	15,234	15,500	-
bFreedom Financial Asset Management LLC, 10783279, 14.99%, 11/17/26	15,298	15,406	-
bFreedom Financial Asset Management LLC, 10684831, 11.99%, 11/22/26	15,464	15,766	-
bFreedom Financial Asset Management LLC, 11026549, 16.99%, 12/01/25	15,565	15,710	-
bFreedom Financial Asset Management LLC, 10692756, 19.49%, 11/20/25	15,622	15,850	-
bFreedom Financial Asset Management LLC, 10781246, 14.24%, 11/15/26	15,641	15,902	-
bFreedom Financial Asset Management LLC, 11030753, 23.99%, 12/14/24	15,726	15,851	-
bFreedom Financial Asset Management LLC, 10769831, 19.99%, 11/22/26	15,747	15,964	-
bFreedom Financial Asset Management LLC, 10916888, 11.99%, 12/14/26	15,771	16,084	-
bFreedom Financial Asset Management LLC, 10580212, 18.49%, 11/03/25	15,778	15,916	-
bFreedom Financial Asset Management LLC, 10409531, 23.99%, 11/08/24	15,886	15,872	-
bFreedom Financial Asset Management LLC, 10670964, 10.49%, 11/20/24	15,935	16,226	-
bFreedom Financial Asset Management LLC, 11678946, 14.49%, 02/04/27	15,999	16,425	-
bFreedom Financial Asset Management LLC, 10183391, 16.49%, 08/16/24	16,403	16,521	-
bFreedom Financial Asset Management LLC, 10771042, 17.49%, 10/07/26	16,464	16,560	-
bFreedom Financial Asset Management LLC, 11007128, 22.99%, 12/14/26	16,482	16,668	-
bFreedom Financial Asset Management LLC, 10779675, 21.49%, 11/21/26	16,672	16,857	-
bFreedom Financial Asset Management LLC, 10213777, 17.49%, 11/01/26	16,673	16,782	-
bFreedom Financial Asset Management LLC, 10823322, 16.49%, 12/14/25	16,832	17,096	-
bFreedom Financial Asset Management LLC, 11605894, 11.24%, 12/21/26	17,034	17,378	-
bFreedom Financial Asset Management LLC, 10926865, 11.99%, 10/15/26	17,069	17,270	-
bFreedom Financial Asset Management LLC, 10546509, 14.24%, 10/21/26	17,081	17,348	-
bFreedom Financial Asset Management LLC, 10777722, 16.49%, 11/15/25	17,092	17,377	-
bFreedom Financial Asset Management LLC, 11018721, 23.99%, 12/01/24	17,238	17,149	-
bFreedom Financial Asset Management LLC, 10839290, 16.99%, 12/14/26	17,424	17,673	-
bFreedom Financial Asset Management LLC, 10157173, 20.49%, 12/14/26	17,510	17,722	-
bFreedom Financial Asset Management LLC, 10515203, 16.99%, 10/21/26	17,545	17,805	9
bFreedom Financial Asset Management LLC, 11035422, 20.49%, 12/13/26	17,644	17,846	-
bFreedom Financial Asset Management LLC, 10770156, 16.99%, 11/22/26	17,699	18,039	-
bFreedom Financial Asset Management LLC, 10940707, 8.49%, 10/15/24	17,706	17,950	-
bFreedom Financial Asset Management LLC, 10885683, 18.99%, 12/13/26	17,820	18,074	-
bFreedom Financial Asset Management LLC, 10579955, 18.99%, 10/22/26	18,300	18,445	-
bFreedom Financial Asset Management LLC, 10756612, 16.99%, 10/09/26	18,370	18,591	-
bFreedom Financial Asset Management LLC, 10774159, 20.49%, 10/09/26	18,500	18,522	-
bFreedom Financial Asset Management LLC, 10682615, 10.99%, 10/08/25	18,704	19,031	-
bFreedom Financial Asset Management LLC, 10625361, 11.99%, 11/07/26	18,708	19,032	-
bFreedom Financial Asset Management LLC, 10580434, 23.99%, 11/04/24	18,805	18,761	-
bFreedom Financial Asset Management LLC, 10590862, 11.99%, 11/05/26	18,915	19,231	-
bFreedom Financial Asset Management LLC, 11751486, 11.24%, 12/23/26	19,000	19,400	-
bFreedom Financial Asset Management LLC, 10776590, 18.49%, 11/23/25	19,089	19,419	-
bFreedom Financial Asset Management LLC, 10524105, 17.49%, 10/21/25	19,133	19,371	-
bFreedom Financial Asset Management LLC, 10780121, 11.99%, 11/21/26	19,548	19,922	-
bFreedom Financial Asset Management LLC, 10488558, 18.99%, 11/02/25	19,553	19,653	-
bFreedom Financial Asset Management LLC, 11029798, 17.49%, 10/30/26	19,558	19,815	-
bFreedom Financial Asset Management LLC, 10760354, 11.99%, 11/23/26	19,582	19,970	-
bFreedom Financial Asset Management LLC, 10773777, 16.99%, 11/15/26	19,599	19,911	-
bFreedom Financial Asset Management LLC, 10756900, 16.99%, 11/22/26	19,665	19,947	-
bFreedom Financial Asset Management LLC, 10139262, 18.99%, 09/28/26	19,687	19,919	-
bFreedom Financial Asset Management LLC, 11031081, 15.99%, 12/03/25	19,714	19,943	-
bFreedom Financial Asset Management LLC, 10561160, 18.99%, 09/13/25	19,844	19,878	-
bFreedom Financial Asset Management LLC, 10997848, 20.49%, 12/13/26	19,936	20,165	-
bFreedom Financial Asset Management LLC, 10552003, 20.49%, 11/05/26	19,969	20,054	-
bFreedom Financial Asset Management LLC, 11751212, 13.99%, 02/05/25	20,000	20,438	-
bFreedom Financial Asset Management LLC, 11025781, 23.99%, 12/13/24	20,064	20,211	-
bFreedom Financial Asset Management LLC, 10187922, 11.99%, 09/16/26	20,462	20,752	-
bFreedom Financial Asset Management LLC, 11008674, 10.99%, 12/05/25	20,672	21,027	-
bFreedom Financial Asset Management LLC, 11737819, 17.49%, 02/05/27	21,000	21,462	-
bFreedom Financial Asset Management LLC, 11743320, 13.24%, 12/17/26	21,050	21,373	-
bFreedom Financial Asset Management LLC, 10459466, 14.99%, 11/08/24	21,115	21,419	-
bFreedom Financial Asset Management LLC, 11746987, 18.49%, 02/05/26	21,200	21,946	-
bFreedom Financial Asset Management LLC, 10770659, 21.49%, 11/10/26	21,403	21,416	-
bFreedom Financial Asset Management LLC, 09776133, 13.24%, 11/10/25	21,547	21,871	-
bFreedom Financial Asset Management LLC, 10141048, 15.49%, 08/14/25	21,550	21,825	-
bFreedom Financial Asset Management LLC, 10551512, 17.99%, 11/05/26	21,764	21,995	-
bFreedom Financial Asset Management LLC, 10105795, 23.49%, 08/17/26	21,873	21,861	-
bFreedom Financial Asset Management LLC, 10671041, 16.49%, 11/16/25	21,880	22,194	-
bFreedom Financial Asset Management LLC, 10626687, 20.49%, 11/08/26	22,220	22,371	-
bFreedom Financial Asset Management LLC, 10188481, 20.49%, 09/25/26	22,434	22,579	-
bFreedom Financial Asset Management LLC, 11740763, 13.99%, 02/04/26	22,500	22,981	-
bFreedom Financial Asset Management LLC, 10703763, 14.49%, 11/20/25	22,544	22,901	-

bFreedom Financial Asset Management LLC, 10617769, 17.49%, 10/30/25	22,724	23,061	-
bFreedom Financial Asset Management LLC, 10623318, 23.49%, 12/09/26	22,770	22,848	-
bFreedom Financial Asset Management LLC, 10551248, 16.99%, 11/08/26	22,779	23,148	-
bFreedom Financial Asset Management LLC, 11753189, 18.74%, 02/05/26	23,000	23,506	-
bFreedom Financial Asset Management LLC, 11753872, 13.24%, 01/25/27	23,000	23,420	-
bFreedom Financial Asset Management LLC, 11695111, 11.99%, 12/23/24	23,249	23,655	-
bFreedom Financial Asset Management LLC, 10561482, 16.99%, 11/03/25	23,609	23,728	-
bFreedom Financial Asset Management LLC, 10551426, 10.99%, 09/21/25	23,689	24,042	-
bFreedom Financial Asset Management LLC, 10815186, 13.49%, 10/30/24	23,734	24,086	-
bFreedom Financial Asset Management LLC, 10116903, 14.24%, 08/15/26	23,810	24,116	-
bFreedom Financial Asset Management LLC, 10670951, 17.99%, 11/15/24	23,878	24,012	-
bFreedom Financial Asset Management LLC, 11015661, 16.99%, 10/29/26	23,940	24,296	-
bFreedom Financial Asset Management LLC, 10412146, 20.49%, 10/21/26	24,464	24,749	9
bFreedom Financial Asset Management LLC, 10787763, 21.99%, 11/16/26	24,559	24,754	-
bFreedom Financial Asset Management LLC, 10776520, 20.49%, 11/15/26	24,571	24,813	-
bFreedom Financial Asset Management LLC, 10623552, 18.99%, 11/09/26	24,651	24,881	-
bFreedom Financial Asset Management LLC, 11035007, 11.99%, 12/02/26	24,956	25,353	-
bFreedom Financial Asset Management LLC, 11025771, 11.99%, 12/14/26	25,293	25,796	-
bFreedom Financial Asset Management LLC, 10752759, 18.99%, 10/17/25	25,334	25,628	-
bFreedom Financial Asset Management LLC, 10941172, 10.99%, 12/14/25	25,334	25,837	-
bFreedom Financial Asset Management LLC, 11040038, 15.49%, 12/01/24	25,423	25,616	-
bFreedom Financial Asset Management LLC, 10775435, 15.49%, 10/09/24	26,058	26,276	-
bFreedom Financial Asset Management LLC, 10458887, 10.99%, 11/08/25	26,081	26,551	-
bFreedom Financial Asset Management LLC, 11730595, 11.99%, 02/04/27	26,100	26,653	-
bFreedom Financial Asset Management LLC, 10186281, 16.99%, 08/16/26	26,290	26,596	-
bFreedom Financial Asset Management LLC, 10789938, 18.99%, 11/20/26	26,566	26,853	-
bFreedom Financial Asset Management LLC, 10769538, 17.99%, 10/09/26	26,690	26,870	-
bFreedom Financial Asset Management LLC, 10561574, 14.74%, 11/02/26	27,193	27,657	-
bFreedom Financial Asset Management LLC, 10558616, 20.99%, 10/23/26	27,375	27,512	-
bFreedom Financial Asset Management LLC, 10578189, 10.99%, 11/04/25	27,850	28,363	-
bFreedom Financial Asset Management LLC, 10600138, 10.49%, 10/29/24	27,859	28,332	-
bFreedom Financial Asset Management LLC, 10399972, 11.99%, 11/16/26	28,150	28,643	-
bFreedom Financial Asset Management LLC, 11742645, 13.99%, 02/05/24	28,151	28,772	-
bFreedom Financial Asset Management LLC, 10156884, 14.74%, 12/14/26	28,935	29,511	-
bFreedom Financial Asset Management LLC, 10770224, 17.49%, 10/09/26	29,322	29,673	-
bFreedom Financial Asset Management LLC, 11039564, 10.99%, 12/12/25	29,595	30,165	-
bFreedom Financial Asset Management LLC, 10547265, 22.49%, 10/31/26	29,618	29,640	-
bFreedom Financial Asset Management LLC, 11034609, 13.99%, 12/13/25	29,663	30,225	-
bFreedom Financial Asset Management LLC, 10196744, 17.99%, 08/17/26	29,687	29,901	-
bFreedom Financial Asset Management LLC, 11755185, 10.99%, 12/23/26	29,999	30,632	-
bFreedom Financial Asset Management LLC, 11737338, 13.24%, 12/22/26	30,000	30,515	-
bFreedom Financial Asset Management LLC, 11029842, 11.99%, 10/30/26	30,218	30,727	-
bFreedom Financial Asset Management LLC, 11035733, 17.49%, 12/02/26	30,268	30,685	-
bFreedom Financial Asset Management LLC, 10135684, 17.49%, 09/28/26	30,340	30,887	-
bFreedom Financial Asset Management LLC, 11034532, 8.99%, 12/13/25	30,352	30,933	-
bFreedom Financial Asset Management LLC, 10508033, 17.49%, 11/23/26	30,503	31,108	-
bFreedom Financial Asset Management LLC, 11020942, 16.49%, 12/13/25	30,553	31,051	-
bFreedom Financial Asset Management LLC, 10551146, 13.74%, 11/04/25	30,660	31,231	-
bFreedom Financial Asset Management LLC, 10561236, 15.99%, 11/04/25	31,220	31,779	-
bFreedom Financial Asset Management LLC, 10566889, 14.99%, 09/18/23	31,409	31,856	-
bFreedom Financial Asset Management LLC, 11750342, 12.24%, 02/05/25	32,000	32,684	-
bFreedom Financial Asset Management LLC, 10156971, 14.99%, 08/15/24	32,236	32,607	-
bFreedom Financial Asset Management LLC, 11693818, 9.49%, 02/06/25	33,000	33,708	-
bFreedom Financial Asset Management LLC, 10179113, 12.49%, 08/15/26	33,227	33,691	-
bFreedom Financial Asset Management LLC, 09954410, 13.74%, 08/17/26	33,341	33,840	-
bFreedom Financial Asset Management LLC, 11673308, 17.49%, 02/06/27	33,500	34,625	-
bFreedom Financial Asset Management LLC, 10197494, 17.49%, 09/28/26	34,087	34,790	2
bFreedom Financial Asset Management LLC, 11035068, 12.49%, 12/14/26	34,728	35,422	-
bFreedom Financial Asset Management LLC, 11750215, 18.24%, 02/05/27	34,800	35,955	-
bFreedom Financial Asset Management LLC, 11748155, 14.24%, 02/05/27	34,803	35,742	-
bFreedom Financial Asset Management LLC, 10293581, 11.49%, 12/14/25	35,547	36,258	-
bFreedom Financial Asset Management LLC, 10482070, 15.99%, 09/22/25	36,640	37,023	-
bFreedom Financial Asset Management LLC, 11693943, 10.99%, 02/06/27	36,939	37,858	-
bFreedom Financial Asset Management LLC, 11041391, 11.49%, 12/10/25	37,695	38,401	-
bFreedom Financial Asset Management LLC, 10083650, 12.49%, 10/26/26	38,517	39,117	-
bFreedom Financial Asset Management LLC, 10612832, 20.99%, 11/09/26	38,825	38,842	-
bFreedom Financial Asset Management LLC, 08435977, 12.49%, 11/05/26	39,224	39,955	-
bFreedom Financial Asset Management LLC, 10692850, 13.24%, 11/12/24	39,229	39,830	-
bFreedom Financial Asset Management LLC, 10453183, 17.49%, 11/07/26	39,348	39,972	-
bFreedom Financial Asset Management LLC, 10683512, 22.99%, 11/25/26	39,609	40,171	-
bFreedom Financial Asset Management LLC, 11722574, 20.49%, 02/05/26	39,986	40,880	-
bFreedom Financial Asset Management LLC, 10731731, 17.49%, 10/06/26	40,000	12,565	54
bFreedom Financial Asset Management LLC, 11654600, 10.49%, 01/28/27	40,000	40,906	-
bFreedom Financial Asset Management LLC, 11687955, 12.49%, 02/01/27	40,000	40,818	-
bFreedom Financial Asset Management LLC, 11689702, 10.49%, 02/05/27	40,000	40,981	-
bFreedom Financial Asset Management LLC, 11754629, 12.24%, 02/06/26	40,000	41,015	-
bFreedom Financial Asset Management LLC, 10618906, 19.49%, 11/05/26	41,245	41,541	-
bFreedom Financial Asset Management LLC, 11609719, 17.99%, 12/19/25	42,000	42,929	-
bFreedom Financial Asset Management LLC, 10148097, 11.24%, 09/29/26	42,895	43,698	-
bFreedom Financial Asset Management LLC, 10196892, 11.99%, 08/17/24	43,586	44,182	-
bFreedom Financial Asset Management LLC, 10760780, 12.49%, 10/08/25	43,629	44,336	-
bFreedom Financial Asset Management LLC, 11761943, 13.99%, 12/07/26	45,000	45,493	-
bFreedom Financial Asset Management LLC, 10599539, 13.24%, 11/05/26	45,532	46,300	-
bFreedom Financial Asset Management LLC, 11716631, 15.49%, 02/02/27	47,000	47,986	-
bFreedom Financial Asset Management LLC, 10198193, 15.49%, 09/25/26	47,696	48,434	-
bFreedom Financial Asset Management LLC, 10063830, 15.99%, 08/16/26	47,743	48,302	-
bFreedom Financial Asset Management LLC, 10622378, 13.24%, 09/15/26	47,977	48,526	-
bFreedom Financial Asset Management LLC, 10571945, 11.24%, 09/15/26	48,100	48,772	-
bFreedom Financial Asset Management LLC, 11026485, 12.49%, 10/29/25	48,326	49,139	-
bFreedom Financial Asset Management LLC, 10575217, 18.99%, 09/21/26	48,453	48,889	-
bFreedom Financial Asset Management LLC, 10282886, 14.49%, 11/09/25	48,685	49,587	-
bFreedom Financial Asset Management LLC, 10762836, 15.49%, 10/03/26	48,689	49,217	-
bFreedom Financial Asset Management LLC, 10567055, 13.24%, 11/01/26	48,996	49,851	-
bFreedom Financial Asset Management LLC, 10582415, 13.24%, 11/02/26	49,014	49,887	-

bFreedom Financial Asset Management LLC, 10969694, 19.49%, 12/14/26	49,239	49,910	-
bFreedom Financial Asset Management LLC, 10681978, 23.49%, 11/19/26	49,337	49,840	-
bFreedom Financial Asset Management LLC, 11019733, 13.24%, 10/30/26	49,509	50,415	-
bFreedom Financial Asset Management LLC, 09645128, 15.49%, 12/23/26	50,000	50,843	-
bFreedom Financial Asset Management LLC, 11694088, 17.74%, 02/01/26	50,000	51,016	-
bFreedom Financial Asset Management LLC, 11752574, 18.24%, 01/28/27	50,000	50,931	-
bFreedom Financial Asset Management LLC, 09696908, 15.49%, 02/03/24	7,500	7,650	-
bFreedom Financial Asset Management LLC, 11443313, 9.99%, 02/12/27	25,766	26,281	-
bFreedom Financial Asset Management LLC, 11444490, 14.99%, 02/13/25	10,501	10,711	-
bFreedom Financial Asset Management LLC, 11544786, 5.99%, 12/15/23	11,999	12,239	-
bFreedom Financial Asset Management LLC, 11609592, 14.74%, 12/24/26	40,000	40,800	-
bFreedom Financial Asset Management LLC, 11628889, 12.99%, 02/03/25	35,000	35,700	-
bFreedom Financial Asset Management LLC, 11681871, 23.99%, 02/02/25	16,900	17,238	-
bFreedom Financial Asset Management LLC, 11694094, 11.24%, 02/12/27	14,209	14,493	-
bFreedom Financial Asset Management LLC, 11704828, 17.49%, 01/31/27	12,000	12,240	-
bFreedom Financial Asset Management LLC, 11765405, 12.74%, 02/11/26	36,838	37,575	-
bFreedom Financial Asset Management LLC, 11771449, 9.74%, 02/10/27	50,000	51,000	-
bFreedom Financial Asset Management LLC, 11788646, 15.24%, 12/29/26	38,213	38,977	-
bFreedom Financial Asset Management LLC, 11789211, 6.99%, 12/29/24	31,318	31,945	-
bFreedom Financial Asset Management LLC, 11790590, 17.74%, 02/13/27	30,000	30,600	-
bFreedom Financial Asset Management LLC, 11791488, 10.99%, 12/29/26	40,000	40,800	-
bFreedom Financial Asset Management LLC, 11796213, 11.24%, 02/12/27	34,900	35,598	-
bFreedom Financial Asset Management LLC, 11796839, 23.99%, 02/11/24	9,600	9,792	-
bFreedom Financial Asset Management LLC, 11798624, 17.99%, 02/04/26	20,000	20,400	-
bFreedom Financial Asset Management LLC, 11798782, 13.24%, 12/17/24	11,164	11,388	-
bFreedom Financial Asset Management LLC, 11799274, 16.74%, 12/22/25	31,375	32,003	-
bFreedom Financial Asset Management LLC, 11799299, 16.99%, 02/11/26	17,302	17,648	-
bFreedom Financial Asset Management LLC, 11799318, 16.49%, 12/19/23	8,101	8,264	-
bFreedom Financial Asset Management LLC, 11799362, 9.74%, 02/10/25	18,063	18,424	-
bFreedom Financial Asset Management LLC, 11799428, 19.99%, 02/12/27	27,850	28,407	-
bFreedom Financial Asset Management LLC, 11799464, 16.99%, 02/10/27	27,090	27,632	-
bFreedom Financial Asset Management LLC, 11799568, 15.49%, 02/12/24	10,501	10,711	-
bFreedom Financial Asset Management LLC, 11799569, 19.99%, 02/02/27	10,849	11,066	-
bFreedom Financial Asset Management LLC, 11799619, 17.99%, 02/11/27	22,807	23,263	-
bFreedom Financial Asset Management LLC, 11799631, 9.74%, 02/02/25	21,965	22,404	-
bFreedom Financial Asset Management LLC, 11800117, 19.99%, 12/30/26	15,000	15,300	-
bFreedom Financial Asset Management LLC, 11801234, 5.99%, 02/05/24	7,500	7,650	-
bFreedom Financial Asset Management LLC, 11801268, 11.24%, 02/12/27	24,999	25,499	-
bFreedom Financial Asset Management LLC, 11804177, 21.99%, 12/30/26	31,400	32,028	-
bFreedom Financial Asset Management LLC, 11804818, 14.99%, 02/13/27	20,000	20,400	-
bFreedom Financial Asset Management LLC, 11806403, 19.99%, 02/11/27	20,999	21,419	-
bFreedom Financial Asset Management LLC, 11806677, 11.74%, 12/30/26	42,200	43,044	-
bFreedom Financial Asset Management LLC, 11807833, 13.24%, 12/30/26	35,300	36,006	-
bFreedom Financial Asset Management LLC, 11810505, 21.24%, 12/30/26	24,700	25,194	-
bFreedom Financial Asset Management LLC, 11810931, 17.99%, 12/30/25	20,000	20,400	-
bFreedom Financial Asset Management LLC, 11811491, 9.74%, 02/10/25	17,844	18,203	-
bFreedom Financial Asset Management LLC, 11811501, 15.24%, 02/12/25	30,000	30,600	-
bFreedom Financial Asset Management LLC, 11813343, 11.74%, 02/13/27	50,000	51,000	-
bFreedom Financial Asset Management LLC, 11814239, 17.74%, 02/13/27	39,000	39,780	-
bFreedom Financial Asset Management LLC, 11815677, 13.74%, 12/30/26	26,947	27,486	-
bFreedom Financial Asset Management LLC, 11816519, 22.49%, 12/30/23	7,500	7,650	-
bFreedom Financial Asset Management LLC, 11816991, 16.24%, 02/12/27	30,000	30,600	-
bFreedom Financial Asset Management LLC, 11817911, 18.74%, 02/13/26	20,000	20,400	-
bFreedom Financial Asset Management LLC, 11820006, 5.99%, 02/13/24	9,500	9,690	-
bFreedom Financial Asset Management LLC, 11820229, 17.49%, 12/30/26	15,788	16,104	-
bFreedom Financial Asset Management LLC, 11821469, 17.49%, 12/30/24	18,069	18,430	-
bFreedom Financial Asset Management LLC, 11822223, 10.99%, 12/30/26	21,662	22,095	-
bFreedom Financial Asset Management LLC, 11822517, 9.99%, 02/05/26	33,700	34,374	-
bFreedom Financial Asset Management LLC, 11822710, 16.49%, 02/12/27	15,318	15,624	-
bFreedom Financial Asset Management LLC, 11823260, 11.99%, 12/16/25	13,115	13,377	-
bFreedom Financial Asset Management LLC, 11824760, 18.24%, 12/29/26	40,000	40,800	-
	7,234,908	7,322,218

bProsper Funding LLC, 1605545, 16.8%, 09/15/26	33,365	32,965	-
bProsper Funding LLC, 1605548, 12.3%, 08/16/26	12,360	12,160	-
bProsper Funding LLC, 1605551, 18.3%, 08/16/26	12,454	12,039	-
bProsper Funding LLC, 1605848, 19.6%, 08/17/26	11,443	11,002	-
bProsper Funding LLC, 1606481, 15%, 08/17/26	10,495	10,236	-
bProsper Funding LLC, 1606805, 15.5%, 08/17/26	14,321	13,967	-
bProsper Funding LLC, 1607264, 16.2%, 08/18/26	14,334	13,984	-
bProsper Funding LLC, 1608023, 13.5%, 08/19/24	8,171	8,038	-
bProsper Funding LLC, 1608413, 17.24%, 08/20/26	6,698	6,539	-
bProsper Funding LLC, 1608988, 15.2%, 08/16/26	19,088	18,609	-
bProsper Funding LLC, 1609009, 15.79%, 08/16/26	10,506	10,242	-
bProsper Funding LLC, 1609517, 15.2%, 08/31/24	18,711	18,411	-
bProsper Funding LLC, 1609762, 14.09%, 08/17/26	19,060	18,757	-
bProsper Funding LLC, 1610149, 14.2%, 08/18/26	9,532	9,382	-
bProsper Funding LLC, 1610342, 24%, 08/24/26	7,231	7,024	-
bProsper Funding LLC, 1610345, 19%, 08/24/24	1,830	1,782	-
bProsper Funding LLC, 1610381, 19%, 08/25/24	6,404	6,240	-
bProsper Funding LLC, 1610408, 14.29%, 08/25/26	33,364	32,894	-
bProsper Funding LLC, 1610672, 24.8%, 08/25/24	1,941	1,887	5
bProsper Funding LLC, 1611160, 17.24%, 08/19/26	19,059	18,500	-
bProsper Funding LLC, 1612279, 17.1%, 08/23/24	2,738	2,664	-
bProsper Funding LLC, 1612918, 20.9%, 08/24/24	9,212	9,169	-
bProsper Funding LLC, 1613030, 24.6%, 07/31/25	1,980	1,101	-
bProsper Funding LLC, 1613755, 24.6%, 08/24/24	1,843	1,785	-
bProsper Funding LLC, 1614442, 24.6%, 08/25/24	4,148	4,033	-
bProsper Funding LLC, 1614493, 14.89%, 08/26/24	2,274	2,227	-
bProsper Funding LLC, 1614934, 13.4%, 08/26/24	3,177	3,131	-
bProsper Funding LLC, 1615561, 15%, 08/27/26	3,288	3,201	-
bProsper Funding LLC, 1615734, 14.03%, 08/16/26	15,247	15,001	-
bProsper Funding LLC, 1615740, 16.63%, 08/16/26	14,238	13,806	-
bProsper Funding LLC, 1615743, 12.3%, 08/16/26	13,786	13,564	-

bProsper Funding LLC, 1615746, 21.2%, 08/16/26	10,604	10,339	-
bProsper Funding LLC, 1615752, 14.79%, 08/16/26	11,447	11,159	-
bProsper Funding LLC, 1615977, 12.7%, 08/17/26	23,211	22,842	-
bProsper Funding LLC, 1615996, 16.8%, 08/30/24	2,736	2,790	-
bProsper Funding LLC, 1617531, 13.24%, 08/18/26	8,568	8,433	-
bProsper Funding LLC, 1618068, 17%, 08/19/26	19,147	18,539	-
bProsper Funding LLC, 1618173, 16.8%, 08/19/24	6,401	6,250	-
bProsper Funding LLC, 1618176, 15.1%, 08/19/24	2,730	2,665	-
bProsper Funding LLC, 1618251, 20%, 08/19/26	2,400	2,323	-
bProsper Funding LLC, 1618512, 18.5%, 08/20/26	8,624	8,420	-
bProsper Funding LLC, 1618560, 24.6%, 08/20/24	1,844	1,787	-
bProsper Funding LLC, 1619001, 13.56%, 08/23/24	18,068	17,793	-
bProsper Funding LLC, 1619010, 17%, 08/23/24	7,299	7,138	-
bProsper Funding LLC, 1619013, 16.1%, 08/23/24	3,189	3,119	-
bProsper Funding LLC, 1619655, 24.6%, 08/24/26	4,824	4,686	-
bProsper Funding LLC, 1620123, 14.09%, 08/24/24	7,269	7,160	-
bProsper Funding LLC, 1620576, 16.6%, 08/24/24	4,559	4,460	-
bProsper Funding LLC, 1623083, 19.23%, 09/20/26	10,662	10,329	-
bProsper Funding LLC, 1623869, 14.19%, 09/21/24	4,659	4,632	-
bProsper Funding LLC, 1623875, 16%, 09/21/24	9,196	8,076	9
bProsper Funding LLC, 1623878, 17.96%, 09/21/24	1,871	1,827	-
bProsper Funding LLC, 1623884, 12.6%, 09/21/26	9,634	9,486	-
bProsper Funding LLC, 1623890, 15.86%, 09/21/24	4,567	4,461	-
bProsper Funding LLC, 1624235, 12.7%, 09/21/26	8,671	8,538	-
bProsper Funding LLC, 1625321, 17.96%, 09/23/24	9,354	9,142	-
bProsper Funding LLC, 1625354, 13%, 09/23/24	13,028	12,821	-
bProsper Funding LLC, 1625623, 13.66%, 09/16/24	4,191	4,116	-
bProsper Funding LLC, 1626380, 17.8%, 09/24/24	13,094	12,750	-
bProsper Funding LLC, 1626389, 14.31%, 09/24/24	3,728	3,645	-
bProsper Funding LLC, 1626488, 13.9%, 09/24/24	6,520	6,418	-
bProsper Funding LLC, 1626641, 13%, 09/24/24	11,167	10,992	-
bProsper Funding LLC, 1626757, 13.93%, 09/20/26	15,338	15,098	-
bProsper Funding LLC, 1626998, 11.7%, 09/27/24	3,151	3,106	-
bProsper Funding LLC, 1627091, 16%, 09/27/24	12,136	11,880	-
bProsper Funding LLC, 1627345, 18.78%, 09/21/26	9,689	9,391	-
bProsper Funding LLC, 1627552, 13.05%, 09/21/24	18,613	18,307	-
bProsper Funding LLC, 1627885, 15.29%, 09/21/26	18,351	17,919	-
bProsper Funding LLC, 1627891, 15.1%, 09/21/26	14,485	14,144	-
bProsper Funding LLC, 1628009, 15.5%, 09/28/24	5,132	5,025	-
bProsper Funding LLC, 1628039, 18.41%, 09/28/24	3,182	3,116	-
bProsper Funding LLC, 1628368, 20.57%, 09/22/24	18,655	18,144	-
bProsper Funding LLC, 1628383, 12.87%, 09/22/26	8,659	8,527	-
bProsper Funding LLC, 1628572, 12.9%, 09/22/24	1,909	1,897	-
bProsper Funding LLC, 1628602, 13%, 09/22/24	4,653	4,578	-
bProsper Funding LLC, 1629604, 12.3%, 09/24/26	8,668	8,540	-
bProsper Funding LLC, 1630138, 14.39%, 09/24/24	2,504	2,454	-
bProsper Funding LLC, 1630147, 14.38%, 09/24/26	24,126	23,771	-
bProsper Funding LLC, 1630150, 15.03%, 09/24/24	3,730	3,647	-
bProsper Funding LLC, 1630159, 12.3%, 09/24/24	2,790	2,746	-
bProsper Funding LLC, 1630306, 11.7%, 09/27/24	13,939	13,731	-
bProsper Funding LLC, 1630435, 16.9%, 09/27/24	19,996	19,574	-
bProsper Funding LLC, 1630498, 12.4%, 09/27/24	12,090	11,909	-
bProsper Funding LLC, 1632463, 16.5%, 09/29/24	9,340	9,339	-
bProsper Funding LLC, 1633734, 16.63%, 09/20/26	3,844	3,752	-
bProsper Funding LLC, 1633995, 19.8%, 09/21/24	9,840	9,565	-
bProsper Funding LLC, 1634202, 17.49%, 09/21/24	21,505	21,001	-
bProsper Funding LLC, 1635105, 14.53%, 09/22/26	9,223	9,090	-
bProsper Funding LLC, 1635534, 16.5%, 09/23/26	14,504	14,172	-
bProsper Funding LLC, 1635849, 13.59%, 09/23/24	7,449	7,281	-
bProsper Funding LLC, 1636029, 13.7%, 09/24/24	4,656	4,583	-
bProsper Funding LLC, 1636266, 15.2%, 10/04/24	9,597	9,507	-
bProsper Funding LLC, 1636917, 12.02%, 09/24/24	6,507	6,405	-
bProsper Funding LLC, 1637430, 14.7%, 09/27/24	7,924	7,757	-
bProsper Funding LLC, 1637586, 16%, 09/27/24	9,334	9,137	-
bProsper Funding LLC, 1637622, 16.6%, 09/28/24	2,802	2,744	-
bProsper Funding LLC, 1637625, 11.6%, 09/28/26	25,889	25,531	-
bProsper Funding LLC, 1644863, 9.99%, 10/26/26	7,793	7,713	-
bProsper Funding LLC, 1645247, 17.1%, 10/27/26	14,679	14,508	-
bProsper Funding LLC, 1645250, 13.7%, 10/27/24	3,818	3,759	-
bProsper Funding LLC, 1645616, 16.63%, 10/27/26	9,682	9,533	-
bProsper Funding LLC, 1646048, 17.29%, 10/28/26	6,365	6,360	-
bProsper Funding LLC, 1646051, 11.79%, 10/28/24	9,533	9,432	-
bProsper Funding LLC, 1646057, 22.98%, 10/28/26	9,819	9,707	-
bProsper Funding LLC, 1646063, 12.62%, 10/28/26	9,759	9,710	-
bProsper Funding LLC, 1646069, 11.7%, 11/11/24	7,717	7,721	-
bProsper Funding LLC, 1646315, 10.5%, 10/28/26	18,515	18,333	-
bProsper Funding LLC, 1646324, 14%, 10/28/26	10,744	10,657	-
bProsper Funding LLC, 1646441, 11.7%, 10/29/24	14,298	14,502	-
bProsper Funding LLC, 1646519, 22.6%, 10/29/24	6,723	6,791	-
bProsper Funding LLC, 1646567, 13.08%, 11/22/26	9,883	9,887	-
bProsper Funding LLC, 1646795, 13.9%, 10/29/24	10,502	10,595	-
bProsper Funding LLC, 1646834, 15.4%, 10/29/24	32,304	32,575	-
bProsper Funding LLC, 1647023, 16.33%, 10/29/26	24,454	24,544	-
bProsper Funding LLC, 1647056, 13.7%, 10/29/26	5,371	5,395	-
bProsper Funding LLC, 1647155, 18.48%, 10/29/26	23,944	23,479	-
bProsper Funding LLC, 1647176, 14.79%, 10/29/26	9,772	9,812	-
bProsper Funding LLC, 1647320, 13.3%, 10/29/24	14,315	14,445	-
bProsper Funding LLC, 1647386, 22.5%, 11/01/26	5,944	5,779	-
bProsper Funding LLC, 1647482, 17.54%, 11/01/24	4,403	4,294	-
bProsper Funding LLC, 1648019, 12%, 11/01/24	4,395	4,340	-
bProsper Funding LLC, 1648303, 16%, 10/26/24	9,561	9,409	-
bProsper Funding LLC, 1648306, 25.75%, 10/26/26	440	444	4
bProsper Funding LLC, 1648615, 15%, 10/27/26	19,547	19,382	-
bProsper Funding LLC, 1648627, 16.1%, 10/27/24	1,912	1,897	-

bProsper Funding LLC, 1648693, 12.7%, 10/27/26	16,102	15,942	-
bProsper Funding LLC, 1648862, 20.34%, 11/02/24	7,345	7,166	-
bProsper Funding LLC, 1648951, 10.5%, 10/27/26	19,424	19,230	-
bProsper Funding LLC, 1648957, 14.29%, 10/27/26	9,769	9,687	-
bProsper Funding LLC, 1648963, 13%, 10/27/24	9,541	9,438	-
bProsper Funding LLC, 1649281, 11.7%, 10/28/24	9,532	9,431	-
bProsper Funding LLC, 1649497, 12.8%, 10/28/26	25,570	25,444	-
bProsper Funding LLC, 1649503, 11.5%, 10/28/24	19,061	18,860	-
bProsper Funding LLC, 1649506, 14.56%, 10/28/24	14,328	14,177	-
bProsper Funding LLC, 1649518, 12.21%, 10/28/26	7,805	7,729	-
bProsper Funding LLC, 1649965, 17.2%, 10/29/24	9,569	9,614	-
bProsper Funding LLC, 1650971, 12.87%, 11/05/26	25,191	24,929	-
bProsper Funding LLC, 1650974, 11.1%, 11/05/26	14,810	14,656	-
bProsper Funding LLC, 1650980, 12.29%, 11/05/24	18,558	18,344	-
bProsper Funding LLC, 1650983, 15.1%, 11/05/24	5,886	5,834	-
bProsper Funding LLC, 1650986, 11.55%, 11/05/24	4,067	4,047	-
bProsper Funding LLC, 1650992, 14.53%, 11/05/26	2,965	2,934	-
bProsper Funding LLC, 1651085, 25.6%, 11/05/26	4,461	4,348	-
bProsper Funding LLC, 1651180, 14.89%, 11/01/24	19,553	19,187	-
bProsper Funding LLC, 1651397, 18.33%, 11/05/26	24,737	24,172	-
bProsper Funding LLC, 1651400, 13.13%, 11/05/26	15,808	15,551	-
bProsper Funding LLC, 1651412, 13.6%, 11/05/26	24,703	24,302	-
bProsper Funding LLC, 1651799, 14.23%, 11/08/26	31,132	30,829	-
bProsper Funding LLC, 1651808, 11.2%, 11/08/26	4,937	4,889	-
bProsper Funding LLC, 1651811, 14.6%, 11/08/24	4,399	4,328	-
bProsper Funding LLC, 1651817, 16%, 11/08/26	14,832	14,517	-
bProsper Funding LLC, 1651820, 12.2%, 11/08/24	11,232	11,111	-
bProsper Funding LLC, 1651829, 16.33%, 11/08/26	1,928	1,899	-
bProsper Funding LLC, 1652447, 12%, 11/09/24	2,442	2,416	-
bProsper Funding LLC, 1652735, 10.8%, 11/09/26	6,802	6,891	-
bProsper Funding LLC, 1652738, 10.8%, 11/09/24	3,905	3,864	-
bProsper Funding LLC, 1653347, 10.8%, 11/09/26	9,872	9,778	-
bProsper Funding LLC, 1653428, 17.59%, 11/09/26	5,441	5,328	-
bProsper Funding LLC, 1653461, 21%, 11/09/26	7,427	7,258	-
bProsper Funding LLC, 1654294, 14.56%, 11/05/24	14,663	14,493	-
bProsper Funding LLC, 1654297, 13.3%, 11/05/26	14,820	14,666	-
bProsper Funding LLC, 1654303, 21.18%, 11/05/26	9,903	9,676	-
bProsper Funding LLC, 1654747, 15.89%, 11/05/24	3,814	3,770	-
bProsper Funding LLC, 1654753, 11.89%, 11/05/24	2,930	2,896	-
bProsper Funding LLC, 1654765, 13.6%, 11/05/24	9,772	9,604	-
bProsper Funding LLC, 1654979, 11.1%, 11/12/26	6,911	6,850	-
bProsper Funding LLC, 1654997, 16%, 11/12/26	9,706	9,517	-
bProsper Funding LLC, 1655001, 16%, 10/26/24	1,912	1,890	-
bProsper Funding LLC, 1655043, 10.7%, 10/26/26	31,674	31,350	-
bProsper Funding LLC, 1655334, 25.67%, 10/27/26	5,899	5,829	-
bProsper Funding LLC, 1655340, 18.95%, 10/27/26	11,756	11,658	-
bProsper Funding LLC, 1655355, 12%, 10/27/26	34,141	33,800	-
bProsper Funding LLC, 1655361, 10.8%, 10/27/24	4,649	4,601	-
bProsper Funding LLC, 1655370, 15.29%, 10/27/24	3,823	3,763	-
bProsper Funding LLC, 1655423, 15.39%, 11/15/24	19,556	19,379	-
bProsper Funding LLC, 1655727, 10.9%, 10/27/26	14,621	14,474	-
bProsper Funding LLC, 1656186, 13.41%, 10/28/24	16,224	15,978	-
bProsper Funding LLC, 1656189, 13.7%, 10/28/26	11,718	11,540	-
bProsper Funding LLC, 1656198, 10.71%, 10/28/26	6,822	6,755	-
bProsper Funding LLC, 1656201, 14.68%, 10/28/26	3,420	3,387	-
bProsper Funding LLC, 1656210, 9.45%, 10/28/26	34,081	33,746	-
bProsper Funding LLC, 1656375, 17%, 10/28/24	2,870	2,818	-
bProsper Funding LLC, 1656456, 12.7%, 10/28/26	11,711	11,597	-
bProsper Funding LLC, 1656474, 18.9%, 10/28/24	3,832	3,793	-
bProsper Funding LLC, 1656663, 11.86%, 10/29/24	6,196	6,285	-
bProsper Funding LLC, 1656927, 11.89%, 10/29/26	19,020	19,173	-
bProsper Funding LLC, 1657068, 21.9%, 10/29/26	14,720	14,705	-
bProsper Funding LLC, 1657104, 10.4%, 10/29/26	24,360	24,448	-
bProsper Funding LLC, 1657470, 16.33%, 10/29/26	17,803	17,868	-
bProsper Funding LLC, 1658098, 12.62%, 11/08/26	19,756	19,564	-
bProsper Funding LLC, 1658104, 12.4%, 11/08/24	7,326	7,247	-
bProsper Funding LLC, 1658107, 14.2%, 11/08/26	19,766	19,465	-
bProsper Funding LLC, 1658113, 11.99%, 11/08/26	5,956	5,930	-
bProsper Funding LLC, 1658116, 14.6%, 11/08/24	4,894	4,856	-
bProsper Funding LLC, 1658119, 12.65%, 11/08/24	8,792	8,697	-
bProsper Funding LLC, 1658122, 19.56%, 11/08/24	16,645	16,293	-
bProsper Funding LLC, 1658125, 13.87%, 11/08/24	7,818	7,693	-
bProsper Funding LLC, 1658128, 10.7%, 11/08/26	14,808	14,664	-
bProsper Funding LLC, 1658134, 13.6%, 11/08/26	4,941	4,865	-
bProsper Funding LLC, 1658239, 21.09%, 11/08/26	1,980	1,934	-
bProsper Funding LLC, 1658293, 11.1%, 11/08/26	3,455	3,422	-
bProsper Funding LLC, 1658437, 14.6%, 11/08/24	14,663	14,428	-
bProsper Funding LLC, 1658784, 14.49%, 11/02/26	19,768	19,426	-
bProsper Funding LLC, 1659700, 13.2%, 11/09/26	3,952	3,893	-
bProsper Funding LLC, 1660369, 15.89%, 11/10/24	24,449	24,197	-
bProsper Funding LLC, 1660962, 16.33%, 11/05/26	17,306	17,025	-
bProsper Funding LLC, 1660965, 14.29%, 11/05/26	17,789	17,501	-
bProsper Funding LLC, 1660968, 11.89%, 11/05/26	10,863	10,750	-
bProsper Funding LLC, 1660971, 16.6%, 11/05/24	11,738	11,536	-
bProsper Funding LLC, 1661251, 16.7%, 11/12/24	8,314	8,157	-
bProsper Funding LLC, 1664544, 14.74%, 11/08/26	5,931	5,841	-
bProsper Funding LLC, 1664790, 25.67%, 11/08/26	9,021	8,809	-
bProsper Funding LLC, 1664799, 15.1%, 11/08/24	19,553	19,240	-
bProsper Funding LLC, 1664805, 18.11%, 11/08/24	3,915	3,852	-
bProsper Funding LLC, 1664808, 11.6%, 11/08/26	11,850	11,734	-
bProsper Funding LLC, 1664817, 16.2%, 11/08/24	1,956	1,915	-
bProsper Funding LLC, 1664820, 18.5%, 11/08/24	19,576	19,162	-
bProsper Funding LLC, 1664823, 16%, 11/08/24	1,956	1,925	-
bProsper Funding LLC, 1665174, 12.5%, 11/08/26	39,511	39,126	-

bProsper Funding LLC, 1665390, 10.7%, 11/08/26	24,680	24,439	-
bProsper Funding LLC, 1666392, 11.2%, 11/09/26	5,924	5,868	-
bProsper Funding LLC, 1667205, 13.7%, 11/10/24	5,863	5,803	-
bProsper Funding LLC, 1667217, 9.71%, 11/10/24	7,807	7,726	-
bProsper Funding LLC, 1670433, 16.02%, 11/16/24	4,890	4,807	-
bProsper Funding LLC, 1670892, 11.55%, 11/17/26	2,962	2,939	-
bProsper Funding LLC, 1672265, 13.3%, 12/14/26	10,500	10,444	-
bProsper Funding LLC, 1672268, 18.78%, 12/14/26	10,000	9,921	-
bProsper Funding LLC, 1672271, 13.59%, 12/14/24	9,500	9,444	-
bProsper Funding LLC, 1672649, 14%, 12/14/24	15,000	14,912	-
bProsper Funding LLC, 1672679, 15.12%, 12/14/24	2,000	1,988	-
bProsper Funding LLC, 1672694, 13.36%, 12/14/24	5,000	4,981	-
bProsper Funding LLC, 1672931, 16.9%, 12/15/24	20,000	19,891	-
bProsper Funding LLC, 1672937, 15.5%, 12/15/24	15,000	14,918	-
bProsper Funding LLC, 1672946, 13.81%, 12/15/24	24,300	24,214	-
bProsper Funding LLC, 1673135, 22.6%, 12/15/24	2,000	1,982	-
bProsper Funding LLC, 1673226, 18.41%, 11/22/24	8,320	8,230	-
bProsper Funding LLC, 1673321, 24.03%, 12/15/26	8,500	8,424	-
bProsper Funding LLC, 1673333, 13.96%, 12/15/24	8,000	7,972	-
bProsper Funding LLC, 1673528, 19%, 12/16/26	25,000	24,829	-
bProsper Funding LLC, 1673894, 11.79%, 12/16/24	7,000	6,977	-
bProsper Funding LLC, 1673948, 17.54%, 12/16/26	20,000	19,863	-
bProsper Funding LLC, 1674203, 10.8%, 12/17/26	15,000	14,959	-
bProsper Funding LLC, 1674248, 16.5%, 12/17/26	20,000	19,916	-
bProsper Funding LLC, 1674359, 22.2%, 12/17/26	3,500	3,540	-
bProsper Funding LLC, 1674698, 11.89%, 12/17/26	5,000	4,987	-
bProsper Funding LLC, 1674779, 10.4%, 12/17/26	13,500	13,463	-
bProsper Funding LLC, 1674923, 16%, 12/20/24	14,000	13,929	-
bProsper Funding LLC, 1676078, 10.7%, 12/21/26	11,000	10,980	-
bProsper Funding LLC, 1676924, 18.9%, 12/22/26	5,000	4,981	-
bProsper Funding LLC, 1678318, 19.1%, 12/14/24	11,000	10,910	-
bProsper Funding LLC, 1678330, 14.39%, 12/14/24	8,500	8,450	-
bProsper Funding LLC, 1678333, 12%, 12/14/24	6,500	6,475	-
bProsper Funding LLC, 1678351, 11.34%, 12/14/26	35,000	34,882	-
bProsper Funding LLC, 1678708, 16.7%, 12/14/24	10,000	9,942	-
bProsper Funding LLC, 1678714, 25.2%, 12/14/26	15,000	14,857	-
bProsper Funding LLC, 1679056, 26.13%, 12/15/26	5,000	4,956	-
bProsper Funding LLC, 1679089, 10.4%, 12/15/26	6,500	6,479	-
bProsper Funding LLC, 1679173, 10.5%, 12/15/26	19,000	18,940	-
bProsper Funding LLC, 1679512, 15.7%, 12/15/26	20,000	19,902	-
bProsper Funding LLC, 1679959, 12.32%, 12/16/26	5,500	5,484	-
bProsper Funding LLC, 1680064, 15.8%, 12/16/24	4,000	3,980	-
bProsper Funding LLC, 1680109, 18.25%, 12/16/26	10,000	9,931	-
bProsper Funding LLC, 1680136, 10.8%, 12/16/24	7,000	6,977	-
bProsper Funding LLC, 1680178, 16.95%, 12/16/24	15,000	14,924	-
bProsper Funding LLC, 1680745, 13.3%, 12/17/26	12,000	11,949	-
bProsper Funding LLC, 1680763, 14%, 12/17/24	10,000	9,953	-
bProsper Funding LLC, 1681009, 13.5%, 12/20/26	7,500	7,476	-
bProsper Funding LLC, 1682398, 17.8%, 12/21/24	25,000	24,888	-
bProsper Funding LLC, 1684060, 24.09%, 12/23/24	15,000	14,939	-
bProsper Funding LLC, 1685184, 12.4%, 12/14/26	15,000	14,950	-
bProsper Funding LLC, 1685208, 16%, 12/14/24	2,000	1,984	-
bProsper Funding LLC, 1685217, 10.5%, 12/14/26	25,000	24,916	-
bProsper Funding LLC, 1685232, 11.07%, 12/14/26	25,000	24,916	-
bProsper Funding LLC, 1685235, 15.29%, 12/14/26	20,000	19,895	-
bProsper Funding LLC, 1685577, 28.23%, 12/14/26	15,000	14,858	-
bProsper Funding LLC, 1685598, 16.8%, 12/14/24	5,000	4,971	-
bProsper Funding LLC, 1685604, 19.6%, 12/14/24	2,000	1,984	-
bProsper Funding LLC, 1685808, 18.33%, 12/15/26	25,000	24,816	-
bProsper Funding LLC, 1685919, 16.7%, 12/15/24	23,000	22,875	-
bProsper Funding LLC, 1685934, 18.41%, 12/15/24	4,000	3,978	-
bProsper Funding LLC, 1685937, 15.5%, 12/15/26	3,000	2,985	-
bProsper Funding LLC, 1685940, 17%, 12/15/24	2,000	1,985	-
bProsper Funding LLC, 1685961, 18.48%, 12/15/26	15,000	14,890	-
bProsper Funding LLC, 1685967, 11.5%, 12/15/26	14,000	13,956	-
bProsper Funding LLC, 1685970, 14.09%, 12/15/24	10,000	9,945	-
bProsper Funding LLC, 1685976, 11.89%, 12/15/26	8,000	7,975	-
bProsper Funding LLC, 1686336, 13.1%, 12/15/26	8,500	8,473	-
bProsper Funding LLC, 1686345, 23%, 12/15/26	10,000	9,911	-
bProsper Funding LLC, 1686372, 16.7%, 12/15/26	10,000	9,951	-
bProsper Funding LLC, 1687689, 16%, 12/17/26	16,000	15,898	-
bProsper Funding LLC, 1687713, 16.1%, 12/17/24	7,500	7,465	-
bProsper Funding LLC, 1687770, 14.29%, 12/17/26	15,000	14,936	-
bProsper Funding LLC, 1688022, 13.6%, 12/20/26	13,000	12,958	-
bProsper Funding LLC, 1688361, 16.93%, 12/20/26	25,000	24,921	-
bProsper Funding LLC, 1688382, 10.29%, 12/20/26	15,000	14,969	-
bProsper Funding LLC, 1689060, 21.9%, 12/21/26	4,000	3,979	-
bProsper Funding LLC, 1691244, 14.7%, 12/24/26	13,000	12,976	-
	3,337,417	3,297,370

bUpstart Network, Inc., FW1700325, 30.13%, 09/16/26	1,181	1,175	-
bUpstart Network, Inc., FW1712932, 26.56%, 09/16/26	5,849	5,814	-
bUpstart Network, Inc., FW1716737, 16.3%, 09/16/26	2,900	2,878	-
bUpstart Network, Inc., FW1716789, 31.43%, 09/16/26	9,781	9,726	-
bUpstart Network, Inc., FW1717780, 25.12%, 09/16/26	9,076	9,027	-
bUpstart Network, Inc., FW1718739, 31.08%, 09/16/26	3,176	941	47
bUpstart Network, Inc., FW1718876, 30.65%, 09/16/26	2,200	694	47
bUpstart Network, Inc., FW1719851, 30.98%, 09/16/26	8,702	8,653	-
bUpstart Network, Inc., FW1720056, 25.74%, 09/16/26	9,743	9,684	-
bUpstart Network, Inc., FW1720288, 31.89%, 09/16/26	14,941	14,838	-
bUpstart Network, Inc., FW1720294, 30.66%, 09/16/26	2,444	2,430	-
bUpstart Network, Inc., FW1720347, 28.7%, 09/16/24	1,416	1,402	-
bUpstart Network, Inc., FW1720353, 25.01%, 09/16/26	3,895	3,871	-
bUpstart Network, Inc., FW1720421, 27.95%, 09/16/26	5,855	5,820	-

bUpstart Network, Inc., FW1720488, 29.98%, 09/16/26	1,062	1,054	-
bUpstart Network, Inc., FW1720530, 31.99%, 09/16/26	4,566	1,355	47
bUpstart Network, Inc., FW1720537, 25.44%, 09/16/26	4,913	4,888	-
bUpstart Network, Inc., FW1720574, 31.75%, 09/16/26	14,574	14,492	-
bUpstart Network, Inc., FW1720612, 11.37%, 09/16/26	11,547	11,489	-
bUpstart Network, Inc., FW1720620, 27.29%, 09/16/26	7,803	7,756	-
bUpstart Network, Inc., FW1720737, 29.83%, 09/16/26	2,928	2,906	-
bUpstart Network, Inc., FW1720748, 16.61%, 09/16/26	4,835	4,805	-
bUpstart Network, Inc., FW1720766, 10.27%, 09/16/26	14,417	14,358	-
bUpstart Network, Inc., FW1720865, 26.03%, 09/16/26	2,339	2,324	-
bUpstart Network, Inc., FW1720921, 29.11%, 09/16/24	2,174	2,153	-
bUpstart Network, Inc., FW1720962, 28.99%, 09/16/26	8,789	8,737	-
bUpstart Network, Inc., FW1720986, 30.57%, 09/16/26	944	937	-
bUpstart Network, Inc., FW1721052, 11.93%, 09/16/24	7,901	7,861	-
bUpstart Network, Inc., FW1721072, 27.91%, 09/16/24	4,722	4,675	-
bUpstart Network, Inc., FW1721073, 30.77%, 09/16/26	5,000	746	78
bUpstart Network, Inc., FW1721123, 26.58%, 09/16/24	1,415	1,400	-
bUpstart Network, Inc., FW1721156, 26.95%, 09/16/26	21,453	21,324	-
bUpstart Network, Inc., FW1721203, 9.61%, 09/16/26	7,692	7,675	-
bUpstart Network, Inc., FW1721436, 14.47%, 09/16/26	26,517	26,295	-
bUpstart Network, Inc., FW1721453, 30.57%, 09/16/26	9,775	9,720	-
bUpstart Network, Inc., FW1721612, 26.87%, 09/16/26	5,156	5,120	-
bUpstart Network, Inc., FW1721771, 20.18%, 09/16/26	5,820	5,782	-
bUpstart Network, Inc., FW1721917, 31.13%, 09/16/26	5,000	1,584	47
bUpstart Network, Inc., FW1722039, 30.1%, 09/16/26	7,442	2,191	47
bUpstart Network, Inc., FW1722067, 26.89%, 09/16/26	7,801	7,754	-
bUpstart Network, Inc., FW1722168, 28.72%, 09/16/24	4,733	4,693	-
bUpstart Network, Inc., FW1722218, 29.06%, 09/16/26	4,872	4,843	-
bUpstart Network, Inc., FW1722328, 28.64%, 09/16/26	12,896	3,808	47
bUpstart Network, Inc., FW1722389, 21.83%, 09/16/26	24,343	24,203	-
bUpstart Network, Inc., FW1722554, 28.88%, 09/16/26	1,643	1,632	-
bUpstart Network, Inc., FW1722580, 28.29%, 09/16/26	2,929	2,913	-
bUpstart Network, Inc., FW1722591, 28.03%, 09/16/26	4,880	4,852	-
bUpstart Network, Inc., FW1722610, 30.76%, 09/16/26	2,464	2,347	17
bUpstart Network, Inc., FW1722651, 31.1%, 09/16/26	2,931	2,914	-
bUpstart Network, Inc., FW1722663, 31.38%, 09/16/26	1,670	491	47
bUpstart Network, Inc., FW1850949, 31.21%, 10/21/26	37,317	37,216	-
bUpstart Network, Inc., FW1878892, 27.8%, 10/21/24	1,096	1,088	-
bUpstart Network, Inc., FW1880019, 6.18%, 10/21/24	930	927	-
bUpstart Network, Inc., FW1885925, 19.58%, 10/21/24	7,668	7,640	-
bUpstart Network, Inc., FW1889324, 29.6%, 10/21/26	9,358	9,341	-
bUpstart Network, Inc., FW1889799, 26.61%, 10/21/26	9,837	9,815	-
bUpstart Network, Inc., FW1889834, 31.36%, 10/21/26	993	950	12
bUpstart Network, Inc., FW1890284, 30.97%, 10/21/26	1,971	1,968	-
bUpstart Network, Inc., FW1890555, 31.62%, 10/21/26	4,968	4,751	12
bUpstart Network, Inc., FW1890635, 30.62%, 10/21/26	1,191	1,137	12
bUpstart Network, Inc., FW1890712, 31.02%, 10/21/26	1,774	1,771	-
bUpstart Network, Inc., FW1890831, 30.45%, 10/21/26	5,913	5,902	-
bUpstart Network, Inc., FW1890892, 16.8%, 10/21/26	9,299	9,272	-
bUpstart Network, Inc., FW1890927, 30.31%, 10/21/24	11,580	11,537	-
bUpstart Network, Inc., FW1890965, 27.74%, 10/21/26	49,017	48,856	-
bUpstart Network, Inc., FW1891199, 31.09%, 10/21/26	1,190	1,136	12
bUpstart Network, Inc., FW1891489, 29.94%, 10/21/26	2,245	2,237	-
bUpstart Network, Inc., FW1891505, 21.84%, 10/21/24	3,206	3,186	-
bUpstart Network, Inc., FW1891547, 26.16%, 10/21/26	6,408	6,394	-
bUpstart Network, Inc., FW1891617, 30.83%, 10/21/26	2,936	2,927	-
bUpstart Network, Inc., FW1891670, 25.4%, 10/21/24	3,345	3,323	-
bUpstart Network, Inc., FW1891693, 22.94%, 10/21/26	5,321	5,297	-
bUpstart Network, Inc., FW1891777, 27.96%, 10/21/26	39,705	37,953	12
bUpstart Network, Inc., FW1891795, 28.39%, 10/21/26	9,845	9,826	-
bUpstart Network, Inc., FW1891866, 16.96%, 10/21/24	4,784	4,765	-
bUpstart Network, Inc., FW1891950, 29.07%, 10/21/26	49,685	47,504	12
bUpstart Network, Inc., FW1891993, 28.9%, 10/21/26	5,909	5,897	-
bUpstart Network, Inc., FW1892016, 29.55%, 10/21/26	1,478	1,475	-
bUpstart Network, Inc., FW1892106, 26.33%, 10/21/26	4,918	4,907	-
bUpstart Network, Inc., FW1892210, 28.91%, 10/21/26	6,298	6,272	-
bUpstart Network, Inc., FW1892240, 22.75%, 10/21/24	3,842	3,825	-
bUpstart Network, Inc., FW1892275, 31.17%, 10/21/26	22,809	21,782	12
bUpstart Network, Inc., FW1892283, 28.56%, 10/21/26	19,692	19,654	-
bUpstart Network, Inc., FW1892319, 22.95%, 10/21/26	3,000	928	42
bUpstart Network, Inc., FW1892377, 22.87%, 10/21/24	1,921	1,912	-
bUpstart Network, Inc., FW1892411, 14.52%, 10/21/26	24,426	24,392	-
bUpstart Network, Inc., FW1892525, 26.98%, 10/21/26	13,204	13,177	-
bUpstart Network, Inc., FW1892541, 31.18%, 10/21/26	1,676	1,673	-
bUpstart Network, Inc., FW1892653, 19.01%, 10/21/24	3,066	3,055	-
bUpstart Network, Inc., FW1892685, 31.39%, 10/21/26	2,549	2,542	-
bUpstart Network, Inc., FW1892688, 18.33%, 10/21/24	15,258	15,175	-
bUpstart Network, Inc., FW1892835, 22.74%, 10/21/24	1,426	1,415	-
bUpstart Network, Inc., FW1892884, 28.78%, 10/21/26	2,354	2,346	-
bUpstart Network, Inc., FW1892967, 24.12%, 10/21/24	2,817	2,796	-
bUpstart Network, Inc., FW1893137, 29.93%, 10/21/24	4,824	4,806	-
bUpstart Network, Inc., FW1893145, 30.26%, 10/21/26	9,854	9,837	-
bUpstart Network, Inc., FW1893306, 13.33%, 10/21/26	11,716	11,697	-
bUpstart Network, Inc., FW1893365, 26.97%, 10/21/24	9,631	9,592	-
bUpstart Network, Inc., FW1893388, 28.06%, 10/21/26	9,844	9,824	-
bUpstart Network, Inc., FW1893394, 30.91%, 10/21/26	3,253	3,247	-
bUpstart Network, Inc., FW1893402, 27.14%, 10/21/26	5,904	5,891	-
bUpstart Network, Inc., FW1893434, 29.94%, 10/21/26	1,070	1,066	-
bUpstart Network, Inc., FW1893730, 26.84%, 10/21/26	7,870	7,853	-
bUpstart Network, Inc., FW1893899, 29.21%, 10/21/24	9,065	9,031	-
bUpstart Network, Inc., FW1893968, 31.22%, 10/21/26	9,389	9,376	-
bUpstart Network, Inc., FW1893982, 28.82%, 10/21/26	4,105	4,091	-
bUpstart Network, Inc., FW1894061, 30.74%, 10/21/26	4,928	4,920	-
bUpstart Network, Inc., FW1894097, 26.45%, 10/21/26	5,882	5,862	-

bUpstart Network, Inc., FW1894326, 29.68%, 10/21/26	10,486	10,442	-
bUpstart Network, Inc., FW1894367, 26.84%, 10/21/24	6,800	2,015	42
bUpstart Network, Inc., FW1894387, 17.87%, 10/21/26	5,874	5,851	-
bUpstart Network, Inc., FW1894403, 28.39%, 10/21/24	1,157	1,152	-
bUpstart Network, Inc., FW1894575, 28.17%, 10/21/26	4,884	4,868	-
bUpstart Network, Inc., FW1894672, 20.2%, 10/21/26	5,882	5,861	-
bUpstart Network, Inc., FW1894732, 18.56%, 10/21/24	3,831	3,811	-
bUpstart Network, Inc., FW1894842, 31.16%, 10/21/26	4,239	4,232	-
bUpstart Network, Inc., FW1894844, 18.47%, 10/21/26	22,561	22,476	-
bUpstart Network, Inc., FW1894935, 16.07%, 10/21/24	4,305	4,101	12
bUpstart Network, Inc., FW1894937, 30.9%, 10/21/26	14,785	14,760	-
bUpstart Network, Inc., FW1895177, 31.14%, 10/21/26	2,980	2,850	12
bUpstart Network, Inc., FW1895268, 18.48%, 10/21/24	4,789	4,771	-
bUpstart Network, Inc., FW1895480, 16.41%, 10/21/26	12,717	12,665	-
bUpstart Network, Inc., FW1895679, 24.08%, 10/21/26	2,554	2,548	-
bUpstart Network, Inc., FW1895692, 27.07%, 10/21/26	7,379	7,364	-
bUpstart Network, Inc., FW1895865, 29.13%, 10/21/24	925	918	-
bUpstart Network, Inc., FW1895968, 27.89%, 10/21/26	9,827	9,797	-
bUpstart Network, Inc., FW1896078, 18.57%, 10/21/26	6,073	6,067	-
bUpstart Network, Inc., FW2001495, 15.25%, 11/10/24	1,414	1,408	-
bUpstart Network, Inc., FW2007066, 17.61%, 11/10/24	1,468	1,459	-
bUpstart Network, Inc., FW2007819, 23.25%, 11/10/26	9,857	9,797	-
bUpstart Network, Inc., FW2010781, 29.79%, 11/10/24	4,027	3,998	-
bUpstart Network, Inc., FW2011916, 16.6%, 11/10/26	2,967	2,960	-
bUpstart Network, Inc., FW2014044, 31.01%, 11/10/26	3,970	3,951	-
bUpstart Network, Inc., FW2015111, 27.96%, 11/10/26	2,380	2,368	-
bUpstart Network, Inc., FW2015165, 31.13%, 11/10/26	1,787	1,778	-
bUpstart Network, Inc., FW2015174, 28.27%, 11/10/24	1,070	1,061	-
bUpstart Network, Inc., FW2015254, 26.34%, 11/10/26	25,581	25,443	-
bUpstart Network, Inc., FW2015265, 22.74%, 11/10/26	5,449	5,417	-
bUpstart Network, Inc., FW2015303, 13.44%, 11/10/26	49,495	49,437	-
bUpstart Network, Inc., FW2015356, 29.53%, 11/10/26	991	986	-
bUpstart Network, Inc., FW2015596, 27.05%, 11/10/26	39,430	39,204	-
bUpstart Network, Inc., FW2015624, 24.49%, 11/10/26	5,810	5,772	-
bUpstart Network, Inc., FW2015645, 21.59%, 11/10/26	5,917	5,880	-
bUpstart Network, Inc., FW2015677, 29.14%, 11/10/26	3,968	3,948	-
bUpstart Network, Inc., FW2015746, 30.57%, 11/10/26	2,878	2,864	-
bUpstart Network, Inc., FW2015784, 31.24%, 11/10/26	2,283	2,272	-
bUpstart Network, Inc., FW2015791, 26.34%, 11/10/24	981	974	-
bUpstart Network, Inc., FW2015792, 31.07%, 11/10/26	4,984	4,969	-
bUpstart Network, Inc., FW2015810, 28.92%, 11/10/24	1,367	1,357	-
bUpstart Network, Inc., FW2015849, 30.69%, 11/10/26	13,730	13,654	-
bUpstart Network, Inc., FW2015852, 30.89%, 11/10/26	1,886	1,877	-
bUpstart Network, Inc., FW2015895, 31.02%, 11/10/26	2,289	2,281	-
bUpstart Network, Inc., FW2015923, 30.28%, 11/10/26	7,939	7,900	-
bUpstart Network, Inc., FW2016021, 29.96%, 11/10/26	14,884	14,811	-
bUpstart Network, Inc., FW2016098, 30.28%, 11/10/26	1,588	1,580	-
bUpstart Network, Inc., FW2016099, 31.2%, 11/10/26	1,800	1,083	23
bUpstart Network, Inc., FW2016238, 30.97%, 11/10/26	2,184	2,173	-
bUpstart Network, Inc., FW2016268, 7.76%, 11/10/24	11,214	11,179	-
bUpstart Network, Inc., FW2016322, 27.44%, 11/10/24	1,963	1,948	-
bUpstart Network, Inc., FW2016328, 12.86%, 11/10/24	2,931	2,920	-
bUpstart Network, Inc., FW2016361, 30.75%, 11/10/24	16,308	16,193	-
bUpstart Network, Inc., FW2016392, 31.01%, 11/10/26	1,282	1,275	-
bUpstart Network, Inc., FW2016440, 31.16%, 11/10/26	4,169	4,149	-
bUpstart Network, Inc., FW2016457, 29.16%, 11/10/24	2,750	2,730	-
bUpstart Network, Inc., FW2016481, 30.38%, 11/10/26	1,389	1,383	-
bUpstart Network, Inc., FW2016567, 21.23%, 11/10/26	4,951	4,921	-
bUpstart Network, Inc., FW2016581, 9.85%, 11/10/26	1,480	1,478	-
bUpstart Network, Inc., FW2016602, 16.55%, 11/10/26	11,868	11,808	-
bUpstart Network, Inc., FW2016668, 29.41%, 11/10/26	6,945	6,910	-
bUpstart Network, Inc., FW2016681, 31.25%, 11/10/26	5,459	5,433	-
bUpstart Network, Inc., FW2016710, 28.83%, 11/10/26	13,799	13,757	-
bUpstart Network, Inc., FW2016840, 22.02%, 11/10/24	1,764	1,750	-
bUpstart Network, Inc., FW2016853, 29.43%, 11/10/26	5,672	5,640	-
bUpstart Network, Inc., FW2016891, 29.13%, 11/10/26	17,064	16,978	-
bUpstart Network, Inc., FW2016897, 16.86%, 11/10/26	9,891	9,841	-
bUpstart Network, Inc., FW2016902, 11.15%, 11/10/26	6,911	6,890	-
bUpstart Network, Inc., FW2016959, 30.64%, 11/10/26	3,176	3,160	-
bUpstart Network, Inc., FW2016997, 28.76%, 11/10/26	3,968	3,948	-
bUpstart Network, Inc., FW2017000, 31.19%, 11/10/26	12,083	12,028	-
bUpstart Network, Inc., FW2017022, 26.79%, 11/10/24	975	967	-
bUpstart Network, Inc., FW2017063, 30.06%, 11/10/26	1,000	617	23
bUpstart Network, Inc., FW2017102, 30.96%, 11/10/26	1,985	1,975	-
bUpstart Network, Inc., FW2017120, 25.88%, 11/10/26	7,138	7,099	-
bUpstart Network, Inc., FW2017125, 31.13%, 11/10/26	1,886	1,877	-
bUpstart Network, Inc., FW2017177, 30.73%, 11/10/26	2,878	2,864	-
bUpstart Network, Inc., FW2017263, 13.09%, 11/10/26	24,228	24,151	-
bUpstart Network, Inc., FW2017268, 27.29%, 11/10/24	1,963	1,948	-
bUpstart Network, Inc., FW2017274, 23.62%, 11/10/24	2,451	2,432	-
bUpstart Network, Inc., FW2017278, 27.94%, 11/10/24	2,945	2,923	-
bUpstart Network, Inc., FW2017283, 29.28%, 11/10/26	4,961	4,936	-
bUpstart Network, Inc., FW2017309, 21.14%, 11/10/26	10,893	10,872	-
bUpstart Network, Inc., FW2017315, 26.97%, 11/10/26	4,958	4,932	-
bUpstart Network, Inc., FW2017356, 25.92%, 11/10/24	9,811	9,736	-
bUpstart Network, Inc., FW2017359, 28.74%, 11/10/26	3,376	3,355	-
bUpstart Network, Inc., FW2017367, 29.54%, 11/10/26	47,626	47,388	-
bUpstart Network, Inc., FW2017369, 30.83%, 11/10/26	2,977	2,963	-
bUpstart Network, Inc., FW2017395, 27.53%, 11/10/26	5,942	5,910	-
bUpstart Network, Inc., FW2017400, 27.03%, 11/10/26	9,939	9,902	-
bUpstart Network, Inc., FW2017411, 30.98%, 11/10/26	2,680	2,667	-
bUpstart Network, Inc., FW2017415, 22.56%, 11/10/26	9,411	9,356	-
bUpstart Network, Inc., FW2017426, 31.02%, 11/10/26	2,600	1,606	23
bUpstart Network, Inc., FW2017442, 30.64%, 11/10/26	3,970	3,950	-

bUpstart Network, Inc., FW2017448, 26.97%, 11/10/26	1,983	1,973	-
bUpstart Network, Inc., FW2017462, 21.87%, 11/10/26	3,000	1,726	23
bUpstart Network, Inc., FW2017468, 28.36%, 11/10/26	1,984	1,974	-
bUpstart Network, Inc., FW2017504, 31.13%, 11/10/26	2,791	2,786	-
bUpstart Network, Inc., FW2017509, 31.09%, 11/10/26	2,481	2,469	-
bUpstart Network, Inc., FW2017530, 26.49%, 11/10/26	2,776	2,761	-
bUpstart Network, Inc., FW2017531, 30.14%, 11/10/26	7,442	7,406	-
bUpstart Network, Inc., FW2017549, 31.31%, 11/10/26	7,444	7,409	-
bUpstart Network, Inc., FW2017551, 26.35%, 11/10/24	6,862	6,806	-
bUpstart Network, Inc., FW2017578, 30.27%, 11/10/26	7,800	4,813	23
bUpstart Network, Inc., FW2017627, 28.75%, 11/10/26	7,000	4,311	23
bUpstart Network, Inc., FW2017636, 25.43%, 11/10/26	16,356	16,267	-
bUpstart Network, Inc., FW2017665, 26.79%, 11/10/26	11,899	11,836	-
bUpstart Network, Inc., FW2017685, 26.05%, 11/10/26	10,000	9,966	-
bUpstart Network, Inc., FW2017724, 26.2%, 11/10/26	3,946	3,923	-
bUpstart Network, Inc., FW2017752, 26.85%, 11/10/26	29,552	29,394	-
bUpstart Network, Inc., FW2017756, 30.55%, 11/10/26	12,703	12,641	-
bUpstart Network, Inc., FW2017805, 30.78%, 11/10/26	2,779	2,765	-
bUpstart Network, Inc., FW2017808, 24.16%, 11/10/26	19,817	19,706	-
bUpstart Network, Inc., FW2017813, 31.14%, 11/10/26	1,480	1,472	-
bUpstart Network, Inc., FW2017821, 29.34%, 11/10/26	4,961	4,936	-
bUpstart Network, Inc., FW2017831, 32.03%, 11/10/26	6,937	6,903	-
bUpstart Network, Inc., FW2017922, 16.45%, 11/10/26	14,814	14,777	-
bUpstart Network, Inc., FW2017939, 21.1%, 11/10/26	6,932	6,900	-
bUpstart Network, Inc., FW2017940, 29.24%, 11/10/26	2,778	2,764	-
bUpstart Network, Inc., FW2017946, 31.9%, 11/10/26	2,420	2,406	-
bUpstart Network, Inc., FW2017963, 31.1%, 11/10/26	9,330	9,285	-
bUpstart Network, Inc., FW2017995, 27.09%, 11/10/26	5,950	5,919	-
bUpstart Network, Inc., FW2017996, 29.99%, 11/10/26	3,473	3,456	-
bUpstart Network, Inc., FW2018013, 28.12%, 11/10/26	40,000	39,873	-
bUpstart Network, Inc., FW2018016, 16.76%, 11/10/26	19,717	19,614	-
bUpstart Network, Inc., FW2018022, 19.66%, 11/10/26	49,493	49,177	-
bUpstart Network, Inc., FW2018024, 26.15%, 11/10/24	2,943	2,921	-
bUpstart Network, Inc., FW2018046, 23.73%, 11/10/26	3,567	3,547	-
bUpstart Network, Inc., FW2018051, 30.78%, 11/10/26	3,871	3,852	-
bUpstart Network, Inc., FW2018062, 14.37%, 11/10/24	3,424	3,408	-
bUpstart Network, Inc., FW2018064, 30.66%, 11/10/26	4,038	4,016	-
bUpstart Network, Inc., FW2018082, 31.51%, 11/10/26	3,900	2,410	23
bUpstart Network, Inc., FW2018097, 28.2%, 11/10/26	1,773	1,763	-
bUpstart Network, Inc., FW2018111, 25.21%, 11/10/26	1,982	1,972	-
bUpstart Network, Inc., FW2018112, 27.81%, 11/10/26	11,820	11,753	-
bUpstart Network, Inc., FW2018119, 28.89%, 11/10/26	4,960	4,935	-
bUpstart Network, Inc., FW2018137, 31.23%, 11/10/26	19,950	19,855	-
bUpstart Network, Inc., FW2018216, 32.18%, 11/10/26	3,670	3,652	-
bUpstart Network, Inc., FW2018222, 9.41%, 11/10/24	4,879	4,864	-
bUpstart Network, Inc., FW2018223, 28.99%, 11/10/26	5,953	5,922	-
bUpstart Network, Inc., FW2018257, 17.6%, 11/10/26	5,936	5,906	-
bUpstart Network, Inc., FW2018301, 24.87%, 11/10/24	4,705	4,663	-
bUpstart Network, Inc., FW2018317, 30.99%, 11/10/26	9,230	9,186	-
bUpstart Network, Inc., FW2018328, 28.94%, 11/10/26	1,190	1,184	-
bUpstart Network, Inc., FW2018342, 31.12%, 11/10/26	3,474	3,457	-
bUpstart Network, Inc., FW2018365, 31.14%, 11/10/26	1,489	1,482	-
bUpstart Network, Inc., FW2018387, 29.17%, 11/10/24	9,820	9,748	-
bUpstart Network, Inc., FW2018421, 31.14%, 11/10/26	4,169	4,149	-
bUpstart Network, Inc., FW2018448, 31.24%, 11/10/26	993	988	-
bUpstart Network, Inc., FW2018454, 14.63%, 11/10/24	1,173	1,169	-
bUpstart Network, Inc., FW2018468, 26.52%, 11/10/26	20,000	19,933	-
bUpstart Network, Inc., FW2103098, 18.1%, 11/24/26	3,958	3,948	-
bUpstart Network, Inc., FW2103748, 16.46%, 11/24/26	4,945	4,943	-
bUpstart Network, Inc., FW2103854, 20.73%, 11/24/26	19,729	19,704	-
bUpstart Network, Inc., FW2104440, 24.64%, 11/24/26	5,947	5,943	-
bUpstart Network, Inc., FW2104466, 31.47%, 11/24/26	4,169	4,170	-
bUpstart Network, Inc., FW2108311, 26.95%, 11/24/26	3,967	3,966	-
bUpstart Network, Inc., FW2108397, 31.01%, 11/24/26	2,200	2,108	9
bUpstart Network, Inc., FW2109377, 30.03%, 11/24/26	4,986	4,844	-
bUpstart Network, Inc., FW2109436, 27.52%, 11/24/24	1,200	1,164	9
bUpstart Network, Inc., FW2109608, 30.73%, 11/24/26	1,985	1,985	-
bUpstart Network, Inc., FW2109623, 26.48%, 11/24/26	27,961	27,952	-
bUpstart Network, Inc., FW2109663, 25.71%, 11/24/24	2,551	2,545	-
bUpstart Network, Inc., FW2109750, 14.68%, 11/24/26	39,538	39,514	-
bUpstart Network, Inc., FW2109993, 28.34%, 11/24/26	4,960	4,959	-
bUpstart Network, Inc., FW2110153, 19.9%, 11/24/24	1,958	1,955	-
bUpstart Network, Inc., FW2110344, 29.09%, 11/24/24	6,088	6,078	-
bUpstart Network, Inc., FW2110571, 29.18%, 11/24/24	4,517	4,510	-
bUpstart Network, Inc., FW2110697, 21.79%, 11/24/26	12,875	12,863	-
bUpstart Network, Inc., FW2110774, 28.89%, 11/24/24	9,819	9,803	-
bUpstart Network, Inc., FW2110808, 30.94%, 11/24/26	1,489	1,489	-
bUpstart Network, Inc., FW2110828, 31.1%, 11/24/26	1,776	1,775	-
bUpstart Network, Inc., FW2110829, 27.91%, 11/24/26	14,878	14,876	-
bUpstart Network, Inc., FW2110854, 21.25%, 11/24/26	5,942	5,930	-
bUpstart Network, Inc., FW2110860, 31.09%, 11/24/26	4,665	4,666	-
bUpstart Network, Inc., FW2110871, 31.83%, 11/24/26	3,971	3,972	-
bUpstart Network, Inc., FW2110876, 29.84%, 11/24/26	20,000	19,161	9
bUpstart Network, Inc., FW2110882, 25.83%, 11/24/26	7,931	7,928	-
bUpstart Network, Inc., FW2110973, 28.48%, 11/24/26	2,976	2,976	-
bUpstart Network, Inc., FW2111028, 31.18%, 11/24/26	2,184	2,184	-
bUpstart Network, Inc., FW2111175, 16.64%, 11/24/26	6,917	6,905	-
bUpstart Network, Inc., FW2111195, 30.9%, 11/24/26	2,382	2,383	-
bUpstart Network, Inc., FW2111253, 27.22%, 11/24/24	1,963	1,959	-
bUpstart Network, Inc., FW2111301, 28.21%, 11/24/26	4,960	4,959	-
bUpstart Network, Inc., FW2111351, 31.07%, 11/24/26	1,692	1,695	-
bUpstart Network, Inc., FW2111356, 30.95%, 11/24/26	1,000	958	9
bUpstart Network, Inc., FW2111387, 25.36%, 11/24/26	6,741	6,738	-
bUpstart Network, Inc., FW2111392, 29.36%, 11/24/26	5,953	5,953	-

bUpstart Network, Inc., FW2111418, 30.88%, 11/24/26	15,383	15,387	-
bUpstart Network, Inc., FW2111422, 31.12%, 11/24/24	4,520	4,513	-
bUpstart Network, Inc., FW2111445, 28.69%, 11/24/26	7,143	7,142	-
bUpstart Network, Inc., FW2111473, 17.42%, 11/24/26	3,845	3,838	-
bUpstart Network, Inc., FW2111483, 29.68%, 11/24/26	1,300	1,259	9
bUpstart Network, Inc., FW2111505, 28.14%, 11/24/24	2,600	2,521	9
bUpstart Network, Inc., FW2111511, 31.22%, 11/24/26	13,100	12,695	9
bUpstart Network, Inc., FW2111514, 25.71%, 11/24/26	7,000	6,702	9
bUpstart Network, Inc., FW2111536, 24.67%, 11/24/26	9,898	9,881	-
bUpstart Network, Inc., FW2111563, 11.69%, 11/24/26	11,850	11,838	-
bUpstart Network, Inc., FW2111564, 19.87%, 11/24/26	4,752	4,741	-
bUpstart Network, Inc., FW2111588, 31.7%, 11/24/26	2,184	2,185	-
bUpstart Network, Inc., FW2111589, 30.84%, 11/24/26	2,779	2,780	-
bUpstart Network, Inc., FW2111612, 21.02%, 11/24/24	6,857	6,846	-
bUpstart Network, Inc., FW2111628, 31.03%, 11/24/26	1,072	1,071	-
bUpstart Network, Inc., FW2111629, 24.53%, 11/24/26	22,118	22,023	-
bUpstart Network, Inc., FW2111654, 28.15%, 11/24/26	14,913	14,935	-
bUpstart Network, Inc., FW2111679, 26.7%, 11/24/26	9,916	9,903	-
bUpstart Network, Inc., FW2111709, 31.03%, 11/24/26	7,444	7,446	-
bUpstart Network, Inc., FW2111730, 27.96%, 11/24/24	3,141	3,136	-
bUpstart Network, Inc., FW2111737, 24.4%, 11/24/26	2,800	2,676	9
bUpstart Network, Inc., FW2111816, 30.78%, 11/24/26	2,283	2,283	-
bUpstart Network, Inc., FW2111832, 31.16%, 11/24/26	12,605	12,609	-
bUpstart Network, Inc., FW2111859, 16.21%, 11/24/26	8,406	8,391	-
bUpstart Network, Inc., FW2111879, 22.64%, 11/24/26	14,859	14,847	-
bUpstart Network, Inc., FW2111909, 19.23%, 11/24/26	3,365	3,357	-
bUpstart Network, Inc., FW2111955, 27.38%, 11/24/26	2,962	2,960	-
bUpstart Network, Inc., FW2111972, 30.79%, 11/24/26	3,374	3,375	-
bUpstart Network, Inc., FW2111978, 30.35%, 11/24/26	3,500	3,391	9
bUpstart Network, Inc., FW2112020, 28.92%, 11/24/26	2,976	2,976	-
bUpstart Network, Inc., FW2112039, 27.75%, 11/24/26	5,074	5,068	-
bUpstart Network, Inc., FW2112065, 22.71%, 11/24/26	44,183	44,147	-
bUpstart Network, Inc., FW2112076, 31.2%, 11/24/26	5,360	5,361	-
bUpstart Network, Inc., FW2112100, 17.32%, 11/24/24	7,827	7,811	-
bUpstart Network, Inc., FW2112102, 31.76%, 11/24/26	7,991	7,990	-
bUpstart Network, Inc., FW2112118, 25.96%, 11/24/24	1,962	1,958	-
bUpstart Network, Inc., FW2112179, 25.07%, 11/24/24	2,942	2,939	-
bUpstart Network, Inc., FW2112190, 21.47%, 11/24/26	5,942	5,930	-
bUpstart Network, Inc., FW2112225, 30.05%, 11/24/26	1,885	1,886	-
bUpstart Network, Inc., FW2112276, 30.64%, 11/24/26	1,600	1,533	9
bUpstart Network, Inc., FW2112290, 16.35%, 11/24/26	4,000	3,807	9
bUpstart Network, Inc., FW2112302, 31.22%, 11/24/26	2,481	2,482	-
bUpstart Network, Inc., FW2112306, 16.36%, 11/24/26	29,668	29,617	-
bUpstart Network, Inc., FW2112318, 7.86%, 11/24/24	2,145	2,143	-
bUpstart Network, Inc., FW2112337, 20.38%, 11/24/26	9,850	9,836	-
bUpstart Network, Inc., FW2112419, 30.97%, 11/24/26	2,500	2,397	9
bUpstart Network, Inc., FW2112451, 30.73%, 11/24/26	1,786	1,787	-
bUpstart Network, Inc., FW2112482, 20.06%, 11/24/26	2,970	2,966	-
bUpstart Network, Inc., FW2112522, 10.63%, 11/24/26	1,318	1,316	-
bUpstart Network, Inc., FW2112554, 17.97%, 11/24/26	29,682	29,636	-
bUpstart Network, Inc., FW2166539, 28.95%, 12/16/24	15,000	15,142	-
bUpstart Network, Inc., FW2177600, 28.89%, 12/16/26	2,200	2,219	-
bUpstart Network, Inc., FW2242546, 21.96%, 12/16/26	10,900	10,978	-
bUpstart Network, Inc., FW2250121, 30.97%, 12/16/26	1,500	1,498	-
bUpstart Network, Inc., FW2250584, 28.09%, 12/16/24	3,100	3,129	-
bUpstart Network, Inc., FW2256091, 29.72%, 12/16/26	3,500	3,494	-
bUpstart Network, Inc., FW2258081, 30.3%, 12/16/26	5,000	5,045	-
bUpstart Network, Inc., FW2258741, 27.63%, 12/17/26	2,700	2,724	-
bUpstart Network, Inc., FW2259052, 14.44%, 12/17/26	7,000	7,030	-
bUpstart Network, Inc., FW2259738, 26.14%, 12/16/26	3,200	3,227	-
bUpstart Network, Inc., FW2260220, 30.63%, 12/16/26	1,300	1,312	-
bUpstart Network, Inc., FW2260393, 30.86%, 12/16/26	14,500	14,477	-
bUpstart Network, Inc., FW2260471, 30.04%, 12/17/26	8,000	7,990	-
bUpstart Network, Inc., FW2260486, 30.33%, 12/17/26	15,000	14,981	-
bUpstart Network, Inc., FW2260718, 28.56%, 12/16/26	2,000	2,018	-
bUpstart Network, Inc., FW2260770, 31.08%, 12/16/26	1,500	1,498	-
bUpstart Network, Inc., FW2260873, 27.95%, 12/17/26	2,000	2,018	-
bUpstart Network, Inc., FW2260888, 23.94%, 12/16/26	1,800	1,796	-
bUpstart Network, Inc., FW2261035, 29.7%, 12/16/26	1,754	1,749	-
bUpstart Network, Inc., FW2261136, 29.72%, 12/16/26	6,000	5,990	-
bUpstart Network, Inc., FW2261223, 28.07%, 12/16/24	1,300	1,297	-
bUpstart Network, Inc., FW2261259, 22.38%, 12/16/24	3,800	3,833	-
bUpstart Network, Inc., FW2261298, 21.8%, 12/16/26	27,000	27,194	-
bUpstart Network, Inc., FW2261342, 24.89%, 12/16/26	4,000	3,991	-
bUpstart Network, Inc., FW2261375, 28.5%, 12/16/24	1,000	1,009	-
bUpstart Network, Inc., FW2261706, 20.22%, 12/16/24	5,000	4,983	-
bUpstart Network, Inc., FW2261708, 30.67%, 12/16/26	3,000	2,995	-
bUpstart Network, Inc., FW2261815, 29.81%, 12/16/26	25,000	25,223	-
bUpstart Network, Inc., FW2261853, 18.96%, 12/16/26	1,500	1,509	-
bUpstart Network, Inc., FW2261893, 25.52%, 12/16/26	4,000	4,034	-
bUpstart Network, Inc., FW2261915, 18.74%, 12/16/26	1,700	1,698	-
bUpstart Network, Inc., FW2261943, 24.37%, 12/16/24	3,400	3,431	-
bUpstart Network, Inc., FW2261947, 23.67%, 12/16/26	2,500	2,521	-
bUpstart Network, Inc., FW2262129, 31.54%, 12/16/26	7,500	7,489	-
bUpstart Network, Inc., FW2262149, 29.41%, 12/16/24	2,900	2,928	-
bUpstart Network, Inc., FW2262173, 24.42%, 12/16/26	20,000	19,954	-
bUpstart Network, Inc., FW2262224, 26.85%, 12/16/26	2,600	2,595	-
bUpstart Network, Inc., FW2262301, 30.52%, 12/16/26	5,000	5,045	-
bUpstart Network, Inc., FW2262341, 28.41%, 12/16/26	31,000	30,943	-
bUpstart Network, Inc., FW2262376, 27.09%, 12/16/26	2,000	1,996	-
bUpstart Network, Inc., FW2262386, 27.26%, 12/16/24	1,000	1,009	-
bUpstart Network, Inc., FW2262407, 27.23%, 12/16/24	1,700	1,716	-
bUpstart Network, Inc., FW2262409, 28.42%, 12/16/24	5,000	4,988	-
bUpstart Network, Inc., FW2262425, 30.86%, 12/16/26	1,400	1,398	-

bUpstart Network, Inc., FW2262525, 14.73%, 12/16/26	30,000	29,989	-
bUpstart Network, Inc., FW2262621, 27.92%, 12/16/26	7,500	7,565	-
bUpstart Network, Inc., FW2262628, 27.26%, 12/16/24	3,500	3,532	-
bUpstart Network, Inc., FW2262699, 20.92%, 12/16/26	5,000	5,035	-
bUpstart Network, Inc., FW2262711, 30.17%, 12/16/26	1,100	1,110	-
bUpstart Network, Inc., FW2262758, 26.24%, 12/16/26	5,000	4,990	-
bUpstart Network, Inc., FW2262822, 20.38%, 12/16/26	3,000	2,992	-
bUpstart Network, Inc., FW2262852, 29.23%, 12/16/26	1,000	1,009	-
bUpstart Network, Inc., FW2262861, 27.14%, 12/16/26	20,000	19,978	-
bUpstart Network, Inc., FW2262897, 30.96%, 12/16/26	4,200	4,238	-
bUpstart Network, Inc., FW2262902, 25.1%, 12/16/26	20,000	20,168	-
bUpstart Network, Inc., FW2262919, 30.86%, 12/16/26	3,100	3,095	-
bUpstart Network, Inc., FW2262937, 29.28%, 12/16/26	4,800	4,792	-
bUpstart Network, Inc., FW2262997, 23.89%, 12/16/26	6,600	6,585	-
bUpstart Network, Inc., FW2263098, 12.52%, 12/16/24	2,700	2,713	-
bUpstart Network, Inc., FW2263141, 30.02%, 12/16/26	19,500	19,468	-
bUpstart Network, Inc., FW2263169, 30.33%, 12/16/26	1,700	1,715	-
bUpstart Network, Inc., FW2263191, 28.73%, 12/16/24	7,500	7,482	-
bUpstart Network, Inc., FW2263216, 14.33%, 12/16/26	1,000	1,000	-
bUpstart Network, Inc., FW2263240, 32.21%, 12/16/26	3,700	3,695	-
bUpstart Network, Inc., FW2263271, 28.01%, 12/16/26	1,000	1,009	-
bUpstart Network, Inc., FW2263294, 30.92%, 12/16/26	1,200	1,211	-
bUpstart Network, Inc., FW2263430, 30.41%, 12/16/26	2,500	2,498	-
bUpstart Network, Inc., FW2263431, 12.09%, 12/16/26	7,000	7,027	-
bUpstart Network, Inc., FW2263509, 28.65%, 12/16/26	10,500	10,481	-
bUpstart Network, Inc., FW2263533, 21.45%, 12/16/26	5,000	4,995	-
bUpstart Network, Inc., FW2263559, 24.81%, 12/16/26	7,500	7,483	-
bUpstart Network, Inc., FW2263571, 29.51%, 12/16/26	4,137	4,128	-
bUpstart Network, Inc., FW2263659, 27.12%, 12/16/26	16,000	16,138	-
bUpstart Network, Inc., FW2263683, 27.15%, 12/16/26	4,500	4,491	-
bUpstart Network, Inc., FW2263704, 29.07%, 12/16/26	15,000	14,974	-
bUpstart Network, Inc., FW2263709, 25.03%, 12/16/24	4,000	4,036	-
bUpstart Network, Inc., FW2263750, 28.03%, 12/16/24	2,500	2,494	-
bUpstart Network, Inc., FW2263757, 24.74%, 12/16/26	7,500	7,563	-
bUpstart Network, Inc., FW2263763, 30.01%, 12/16/26	7,500	7,488	-
bUpstart Network, Inc., FW2263769, 28.64%, 12/16/24	5,500	5,552	-
bUpstart Network, Inc., FW2263771, 14.5%, 12/16/26	7,500	7,531	-
bUpstart Network, Inc., FW2263788, 28.41%, 12/16/24	4,000	4,038	-
bUpstart Network, Inc., FW2263842, 22.41%, 12/17/26	15,000	15,127	-
bUpstart Network, Inc., FW2263847, 21.03%, 12/16/26	5,000	5,040	-
bUpstart Network, Inc., FW2263862, 32.71%, 12/16/26	4,400	4,394	-
bUpstart Network, Inc., FW2263939, 26.78%, 12/16/26	4,000	3,992	-
bUpstart Network, Inc., FW2264001, 22.79%, 12/16/26	1,000	999	-
bUpstart Network, Inc., FW2264096, 8.01%, 12/16/26	9,000	9,022	-
bUpstart Network, Inc., FW2264136, 21.01%, 12/16/24	1,000	1,007	-
bUpstart Network, Inc., FW2264148, 31.14%, 12/16/26	46,600	47,021	-
bUpstart Network, Inc., FW2264175, 31.56%, 12/16/26	2,100	2,097	-
bUpstart Network, Inc., FW2264279, 31.14%, 12/16/26	1,900	1,897	-
bUpstart Network, Inc., FW2264410, 26.85%, 12/16/24	2,000	1,995	-
bUpstart Network, Inc., FW2264530, 31.65%, 12/16/26	18,000	17,974	-
bUpstart Network, Inc., FW2264546, 28.23%, 12/16/26	3,000	2,994	-
bUpstart Network, Inc., FW2264612, 30.94%, 12/16/26	3,500	3,495	-
bUpstart Network, Inc., FW2264681, 29.13%, 12/16/26	4,000	4,035	-
bUpstart Network, Inc., FW2264712, 28.97%, 12/16/26	2,500	2,496	-
bUpstart Network, Inc., FW2264785, 11.52%, 12/16/24	2,500	2,499	-
bUpstart Network, Inc., FW2264787, 28.42%, 12/16/24	10,000	9,976	-
bUpstart Network, Inc., FW2264809, 24.15%, 12/16/24	1,000	1,009	-
bUpstart Network, Inc., FW2264831, 23.07%, 12/16/26	3,900	3,932	-
bUpstart Network, Inc., FW2264842, 22.29%, 12/16/26	13,000	13,105	-
bUpstart Network, Inc., FW2264850, 18.52%, 12/16/24	3,000	3,021	-
bUpstart Network, Inc., FW2265141, 26.9%, 12/16/26	18,600	18,563	-
bUpstart Network, Inc., FW2265163, 21.6%, 12/16/26	6,000	6,043	-
bUpstart Network, Inc., FW2265165, 27.41%, 12/17/26	1,100	1,098	-
bUpstart Network, Inc., FW2265199, 27.31%, 12/17/26	5,500	5,550	-
bUpstart Network, Inc., FW2265218, 30.39%, 12/16/26	1,500	1,513	-
bUpstart Network, Inc., FW2265288, 28.09%, 12/16/26	4,000	4,035	-
bUpstart Network, Inc., FW2265289, 27.87%, 12/16/26	3,600	3,593	-
bUpstart Network, Inc., FW2265302, 30.93%, 12/16/26	2,400	2,396	-
bUpstart Network, Inc., FW2265336, 24.03%, 12/16/26	1,000	998	-
bUpstart Network, Inc., FW2265341, 25.64%, 12/16/26	10,000	9,979	-
bUpstart Network, Inc., FW2265342, 21.77%, 12/16/26	3,600	3,591	-
bUpstart Network, Inc., FW2265353, 29.01%, 12/16/26	14,000	14,124	-
bUpstart Network, Inc., FW2265384, 29.1%, 12/17/24	1,500	1,515	-
bUpstart Network, Inc., FW2265419, 30.91%, 12/16/26	2,100	2,119	-
bUpstart Network, Inc., FW2265508, 30.96%, 12/16/26	3,100	3,128	-
bUpstart Network, Inc., FW2265545, 30.86%, 12/16/26	2,200	2,220	-
bUpstart Network, Inc., FW2265692, 22.08%, 12/16/26	7,500	7,554	-
bUpstart Network, Inc., FW2265722, 31.16%, 12/16/26	7,000	7,063	-
bUpstart Network, Inc., FW2265725, 30.59%, 12/16/26	3,000	3,027	-
bUpstart Network, Inc., FW2265797, 31.5%, 12/16/26	7,500	7,489	-
bUpstart Network, Inc., FW2265840, 19.67%, 12/16/24	4,000	3,992	-
bUpstart Network, Inc., FW2265850, 28.76%, 12/16/26	6,000	6,053	-
bUpstart Network, Inc., FW2265852, 22.69%, 12/16/26	2,000	1,995	-
bUpstart Network, Inc., FW2265856, 17.99%, 12/16/26	9,000	9,053	-
bUpstart Network, Inc., FW2265959, 8.89%, 12/16/24	1,500	1,505	-
bUpstart Network, Inc., FW2265961, 16.27%, 12/16/26	6,000	6,034	-
bUpstart Network, Inc., FW2266070, 21.07%, 12/16/24	2,500	2,495	-
bUpstart Network, Inc., FW2266113, 30.93%, 12/17/26	1,700	1,698	-
bUpstart Network, Inc., FW2266130, 18.7%, 12/16/26	10,300	10,287	-
bUpstart Network, Inc., FW2266143, 20.49%, 12/16/26	13,000	13,103	-
bUpstart Network, Inc., FW2266146, 31.1%, 12/16/26	1,500	1,498	-
bUpstart Network, Inc., FW2266148, 14.03%, 12/16/26	5,000	4,998	-
bUpstart Network, Inc., FW2266232, 10.16%, 12/17/26	5,000	5,000	-
bUpstart Network, Inc., FW2266242, 12.21%, 12/16/26	9,838	9,839	-

bUpstart Network, Inc., FW2266279, 26.77%, 12/17/26	2,000	2,018	-
bUpstart Network, Inc., FW2266287, 26.84%, 12/16/24	1,600	1,615	-
bUpstart Network, Inc., FW2266293, 28.87%, 12/17/26	2,800	2,796	-
bUpstart Network, Inc., FW2266313, 26.81%, 12/16/26	2,000	1,996	-
bUpstart Network, Inc., FW2266398, 28.01%, 12/16/24	15,000	14,963	-
bUpstart Network, Inc., FW2266411, 29.03%, 12/16/26	7,000	6,988	-
bUpstart Network, Inc., FW2266413, 21.62%, 12/16/26	15,000	15,095	-
bUpstart Network, Inc., FW2266459, 30.98%, 12/16/26	1,200	1,198	-
bUpstart Network, Inc., FW2266526, 30.61%, 12/16/26	4,000	3,994	-
bUpstart Network, Inc., FW2266529, 27.38%, 12/16/26	7,600	7,585	-
bUpstart Network, Inc., FW2266557, 28.78%, 12/16/24	1,500	1,496	-
bUpstart Network, Inc., FW2266558, 30.86%, 12/16/26	2,000	1,997	-
bUpstart Network, Inc., FW2266605, 31.38%, 12/17/26	2,400	2,397	-
bUpstart Network, Inc., FW2266619, 27.46%, 12/16/26	3,700	3,732	-
bUpstart Network, Inc., FW2266624, 28.53%, 12/16/24	1,300	1,312	-
bUpstart Network, Inc., FW2266634, 22.58%, 12/17/24	2,400	2,394	-
bUpstart Network, Inc., FW2266682, 31.23%, 12/16/26	4,600	4,593	-
bUpstart Network, Inc., FW2266749, 30.39%, 12/17/26	1,300	1,312	-
bUpstart Network, Inc., FW2266772, 15.05%, 12/16/26	8,000	7,987	-
bUpstart Network, Inc., FW2266816, 16.87%, 12/16/24	5,000	5,034	-
bUpstart Network, Inc., FW2266827, 30.28%, 12/16/26	7,700	7,688	-
bUpstart Network, Inc., FW2266831, 29.8%, 12/16/26	3,914	3,904	-
bUpstart Network, Inc., FW2266843, 24.86%, 12/16/26	3,000	2,996	-
bUpstart Network, Inc., FW2266861, 13.94%, 12/16/24	1,000	999	-
bUpstart Network, Inc., FW2266872, 27.8%, 12/16/24	5,000	5,047	-
bUpstart Network, Inc., FW2266879, 28.84%, 12/16/26	5,000	4,991	-
bUpstart Network, Inc., FW2266883, 30.32%, 12/16/26	15,000	14,976	-
bUpstart Network, Inc., FW2266885, 31.56%, 12/16/26	7,100	7,090	-
bUpstart Network, Inc., FW2266925, 31.22%, 12/16/26	18,300	18,272	-
bUpstart Network, Inc., FW2266978, 31.24%, 12/16/26	2,700	2,724	-
bUpstart Network, Inc., FW2267010, 31.33%, 12/16/26	2,900	2,926	-
bUpstart Network, Inc., FW2267015, 24.4%, 12/16/24	2,311	2,302	-
bUpstart Network, Inc., FW2267089, 31.13%, 12/17/26	2,500	2,497	-
bUpstart Network, Inc., FW2267112, 30.21%, 12/16/26	1,000	1,009	-
bUpstart Network, Inc., FW2267132, 25.96%, 12/17/26	11,000	11,097	-
bUpstart Network, Inc., FW2267207, 27.44%, 12/17/26	40,000	40,361	-
bUpstart Network, Inc., FW2267215, 20.8%, 12/16/26	10,000	10,079	-
bUpstart Network, Inc., FW2267221, 30.92%, 12/17/26	5,000	5,047	-
bUpstart Network, Inc., FW2267234, 28.03%, 12/17/26	1,200	1,211	-
bUpstart Network, Inc., FW2267249, 30.71%, 12/17/26	18,000	18,168	-
bUpstart Network, Inc., FW2267252, 9.41%, 12/17/26	8,000	8,000	-
bUpstart Network, Inc., FW2267256, 17.83%, 12/17/26	10,000	10,070	-
bUpstart Network, Inc., FW2267291, 25.54%, 12/17/26	1,000	998	-
bUpstart Network, Inc., FW2267325, 30.83%, 12/17/26	2,400	2,397	-
bUpstart Network, Inc., FW2267398, 15.02%, 12/17/24	6,500	6,485	-
bUpstart Network, Inc., FW2267424, 18.94%, 12/17/26	5,000	5,036	-
bUpstart Network, Inc., FW2267444, 31.58%, 12/17/26	5,200	5,249	-
bUpstart Network, Inc., FW2267456, 28.59%, 12/17/24	7,000	7,069	-
bUpstart Network, Inc., FW2267501, 31.02%, 12/17/26	3,400	3,432	-
bUpstart Network, Inc., FW2267544, 26.57%, 12/17/26	10,000	10,089	-
bUpstart Network, Inc., FW2267548, 28.61%, 12/17/26	4,600	4,642	-
bUpstart Network, Inc., FW2267678, 28.34%, 12/17/26	2,800	2,796	-
bUpstart Network, Inc., FW2267743, 29.41%, 12/17/26	4,000	4,037	-
bUpstart Network, Inc., FW2267768, 30.94%, 12/17/26	17,600	17,579	-
bUpstart Network, Inc., FW2267880, 23.11%, 12/17/26	10,000	10,076	-
bUpstart Network, Inc., FW2267887, 31.51%, 12/17/26	4,800	4,845	-
bUpstart Network, Inc., FW2267900, 27.72%, 12/17/26	2,500	2,523	-
bUpstart Network, Inc., FW2267947, 20.33%, 12/17/26	6,000	6,049	-
bUpstart Network, Inc., FW2267969, 31.13%, 12/17/26	4,100	4,139	-
bUpstart Network, Inc., FW2267972, 23.15%, 12/17/24	1,000	997	-
bUpstart Network, Inc., FW2268004, 12.87%, 12/17/24	1,800	1,809	-
bUpstart Network, Inc., FW2268010, 31.72%, 12/17/26	2,400	2,397	-
bUpstart Network, Inc., FW2268019, 14.1%, 12/17/24	3,000	2,997	-
bUpstart Network, Inc., FW2268057, 25.81%, 12/17/26	2,000	2,018	-
bUpstart Network, Inc., FW2268059, 30.46%, 12/17/26	1,100	1,110	-
bUpstart Network, Inc., FW2268157, 8.29%, 12/17/24	3,000	2,998	-
bUpstart Network, Inc., FW2268163, 29.95%, 12/17/26	5,000	4,994	-
bUpstart Network, Inc., FW2268177, 20.82%, 12/17/26	3,500	3,529	-
bUpstart Network, Inc., FW2268218, 21.52%, 12/17/24	5,000	4,986	-
bUpstart Network, Inc., FW2268289, 15.32%, 12/17/24	2,000	2,014	-
bUpstart Network, Inc., FW2268352, 24.36%, 12/17/26	6,000	5,988	-
bUpstart Network, Inc., FW2268404, 28.34%, 12/17/26	1,000	1,009	-
bUpstart Network, Inc., FW2268408, 9.55%, 12/17/26	9,000	9,000	-
bUpstart Network, Inc., FW2268433, 26.8%, 12/17/26	4,000	4,036	-
bUpstart Network, Inc., FW2268457, 22.16%, 12/17/26	11,500	11,475	-
bUpstart Network, Inc., FW2268458, 17.71%, 12/17/26	10,000	9,981	-
bUpstart Network, Inc., FW2268533, 22.89%, 12/17/26	3,000	3,020	-
bUpstart Network, Inc., FW2268625, 11.72%, 12/17/24	1,500	1,507	-
bUpstart Network, Inc., FW2268655, 22.38%, 12/17/26	25,000	25,188	-
bUpstart Network, Inc., FW2268673, 27.06%, 12/17/26	25,000	25,224	-
bUpstart Network, Inc., FW2268690, 25.01%, 12/17/26	10,000	10,088	-
bUpstart Network, Inc., FW2268753, 19.71%, 12/17/26	5,000	4,995	-
bUpstart Network, Inc., FW2268833, 28.95%, 12/17/24	4,100	4,140	-
bUpstart Network, Inc., FW2268849, 30.8%, 12/17/26	4,700	4,744	-
bUpstart Network, Inc., FW2268908, 29.95%, 12/17/26	32,000	32,297	-
bUpstart Network, Inc., FW2268918, 26.51%, 12/17/26	2,500	2,496	-
bUpstart Network, Inc., FW2268923, 31.23%, 12/17/26	10,200	10,296	-
bUpstart Network, Inc., FW2268970, 23.96%, 12/17/26	10,000	9,980	-
bUpstart Network, Inc., FW2269010, 16.43%, 12/17/24	8,000	8,056	-
bUpstart Network, Inc., FW2269087, 11.05%, 12/17/24	18,000	17,975	-
bUpstart Network, Inc., FW2269098, 17.2%, 12/17/24	1,000	1,007	-
bUpstart Network, Inc., FW2269179, 31.16%, 12/17/26	13,000	12,985	-
bUpstart Network, Inc., FW2269241, 31.11%, 12/17/26	1,000	999	-
bUpstart Network, Inc., FW2269252, 29.77%, 12/17/26	5,000	4,993	-

bUpstart Network, Inc., FW2269279, 21.88%, 12/17/26	15,000	15,126	-
bUpstart Network, Inc., FW2269286, 15.6%, 12/17/26	30,000	29,996	-
bUpstart Network, Inc., FW2269324, 28.61%, 12/17/26	15,000	14,978	-
bUpstart Network, Inc., FW2269381, 17.48%, 12/17/26	22,800	22,939	-
bUpstart Network, Inc., FW2269400, 29.19%, 12/17/26	6,000	5,992	-
bUpstart Network, Inc., FW2269440, 26.99%, 12/17/26	1,000	998	-
bUpstart Network, Inc., FW2269462, 30.96%, 12/17/26	9,600	9,589	-
bUpstart Network, Inc., FW2269466, 10.59%, 12/17/26	4,000	4,015	-
bUpstart Network, Inc., FW2269474, 28.66%, 12/17/26	11,000	11,101	-
bUpstart Network, Inc., FW2269543, 24.98%, 12/17/26	11,500	11,601	-
bUpstart Network, Inc., FW2269561, 11.28%, 12/17/26	6,400	6,396	-
bUpstart Network, Inc., FW2269601, 30.92%, 12/17/26	1,800	1,798	-
bUpstart Network, Inc., FW2269622, 31.24%, 12/17/26	1,100	1,110	-
bUpstart Network, Inc., FW2269631, 28.28%, 12/17/24	6,700	6,766	-
bUpstart Network, Inc., FW2269656, 31.22%, 12/17/26	1,600	1,615	-
bUpstart Network, Inc., FW2269695, 16.79%, 12/17/26	7,500	7,545	-
bUpstart Network, Inc., FW2269702, 29.06%, 12/17/26	4,000	3,994	-
bUpstart Network, Inc., FW2269705, 29.7%, 12/17/26	5,200	5,193	-
bUpstart Network, Inc., FW2269719, 7.26%, 12/17/26	11,500	11,503	-
bUpstart Network, Inc., FW2269726, 9.71%, 12/17/26	15,000	15,040	-
bUpstart Network, Inc., FW2269736, 30.38%, 12/17/26	2,900	2,896	-
bUpstart Network, Inc., FW2269782, 31.05%, 12/17/26	8,100	8,176	-
bUpstart Network, Inc., FW2269825, 13.55%, 12/17/26	5,000	5,021	-
bUpstart Network, Inc., FW2269827, 29.81%, 12/17/26	20,000	19,974	-
bUpstart Network, Inc., FW2269865, 30.96%, 12/17/26	1,400	1,398	-
bUpstart Network, Inc., FW2269877, 26.2%, 12/17/24	3,000	3,029	-
bUpstart Network, Inc., FW2270022, 30.5%, 12/17/26	10,000	10,093	-
bUpstart Network, Inc., FW2270034, 14.45%, 12/17/26	35,600	35,751	-
bUpstart Network, Inc., FW2270087, 27.31%, 12/17/26	15,000	14,976	-
bUpstart Network, Inc., FW2270153, 7.21%, 12/17/26	4,500	4,499	-
bUpstart Network, Inc., FW2270167, 27.42%, 12/17/26	15,000	15,135	-
bUpstart Network, Inc., FW2270214, 29.19%, 12/17/24	6,000	6,050	-
bUpstart Network, Inc., FW2270215, 29.36%, 12/17/26	12,500	12,483	-
bUpstart Network, Inc., FW2270219, 29.85%, 12/17/24	8,500	8,495	-
bUpstart Network, Inc., FW2270320, 31.1%, 12/17/26	1,800	1,798	-
bUpstart Network, Inc., FW2270326, 28.75%, 12/17/24	1,500	1,497	-
bUpstart Network, Inc., FW2270337, 30.28%, 12/17/26	1,400	1,398	-
bUpstart Network, Inc., FW2270368, 26.16%, 12/17/24	8,000	8,076	-
bUpstart Network, Inc., FW2270380, 20.17%, 12/17/26	17,000	16,973	-
bUpstart Network, Inc., FW2270407, 19.41%, 12/17/24	4,500	4,492	-
bUpstart Network, Inc., FW2270459, 28.48%, 12/17/26	15,000	15,137	-
bUpstart Network, Inc., FW2270592, 30.29%, 12/17/26	1,300	1,312	-
bUpstart Network, Inc., FW2270615, 30.87%, 12/17/26	1,600	1,598	-
bUpstart Network, Inc., FW2270621, 23.29%, 12/17/26	5,000	5,043	-
bUpstart Network, Inc., FW2270716, 24.09%, 12/17/26	5,000	4,990	-
bUpstart Network, Inc., FW2270802, 17.83%, 12/17/26	1,000	1,006	-
bUpstart Network, Inc., FW2270834, 19.2%, 12/17/26	3,500	3,525	-
bUpstart Network, Inc., FW2270867, 14%, 12/17/24	3,000	3,015	-
bUpstart Network, Inc., FW2270882, 28.04%, 12/17/26	10,000	10,091	-
bUpstart Network, Inc., FW2270883, 31.21%, 12/17/26	5,500	5,494	-
bUpstart Network, Inc., FW2270884, 17.41%, 12/17/26	16,000	16,097	-
bUpstart Network, Inc., FW2270896, 12.4%, 12/17/26	14,500	14,504	-
bUpstart Network, Inc., FW2270915, 7.16%, 12/17/24	10,500	10,525	-
bUpstart Network, Inc., FW2271010, 28.2%, 12/17/26	3,000	3,027	-
bUpstart Network, Inc., FW2271067, 26.83%, 12/17/24	4,000	3,991	-
bUpstart Network, Inc., FW2271085, 28.41%, 12/17/24	3,000	2,994	-
bUpstart Network, Inc., FW2271092, 30.29%, 12/17/26	1,000	1,009	-
bUpstart Network, Inc., FW2271097, 25.52%, 12/17/26	3,500	3,494	-
bUpstart Network, Inc., FW2271111, 26.4%, 12/17/26	6,000	6,053	-
bUpstart Network, Inc., FW2271113, 29.49%, 12/17/26	3,500	3,532	-
bUpstart Network, Inc., FW2271142, 29.18%, 12/17/24	1,000	1,010	-
bUpstart Network, Inc., FW2271155, 23.14%, 12/17/26	12,000	11,975	-
bUpstart Network, Inc., FW2271160, 25.56%, 12/17/26	17,000	16,970	-
bUpstart Network, Inc., L1695146, 9.05%, 09/16/26	15,340	15,295	-
bUpstart Network, Inc., L1701780, 26.48%, 09/16/26	9,338	9,267	-
bUpstart Network, Inc., L1701794, 25.32%, 09/16/26	26,665	26,494	-
bUpstart Network, Inc., L1710192, 20.32%, 09/16/26	9,701	9,638	-
bUpstart Network, Inc., L1711624, 7.44%, 09/16/24	42,754	42,564	-
bUpstart Network, Inc., L1712934, 25.32%, 09/16/26	8,090	8,034	-
bUpstart Network, Inc., L1714038, 16.16%, 09/16/24	1,494	1,481	-
bUpstart Network, Inc., L1716847, 26.49%, 09/16/26	6,239	6,201	-
bUpstart Network, Inc., L1719755, 25.09%, 09/16/26	3,206	3,177	-
bUpstart Network, Inc., L1720140, 22.6%, 09/16/26	17,496	17,385	-
bUpstart Network, Inc., L1720169, 22.01%, 09/16/26	43,995	43,756	-
bUpstart Network, Inc., L1720283, 27.69%, 09/16/28	7,901	7,856	-
bUpstart Network, Inc., L1720314, 21.63%, 09/16/28	22,437	22,331	-
bUpstart Network, Inc., L1720338, 15.39%, 09/16/26	14,489	14,376	-
bUpstart Network, Inc., L1720447, 25.28%, 09/16/26	14,004	13,917	-
bUpstart Network, Inc., L1720552, 23.67%, 09/16/24	4,327	4,282	-
bUpstart Network, Inc., L1720742, 7.25%, 09/16/24	3,329	3,316	-
bUpstart Network, Inc., L1720797, 13.29%, 09/16/24	2,793	2,779	-
bUpstart Network, Inc., L1720842, 25.22%, 09/16/26	1,595	1,582	-
bUpstart Network, Inc., L1720892, 21.47%, 09/16/24	939	931	-
bUpstart Network, Inc., L1720941, 22.86%, 09/16/24	3,760	3,721	-
bUpstart Network, Inc., L1721003, 25.67%, 09/16/26	8,183	8,134	-
bUpstart Network, Inc., L1721053, 24.81%, 09/16/26	9,736	9,676	-
bUpstart Network, Inc., L1721230, 20.43%, 09/16/26	5,821	5,783	-
bUpstart Network, Inc., L1721236, 9.48%, 09/16/26	11,524	11,492	-
bUpstart Network, Inc., L1721277, 20.7%, 09/16/26	24,261	24,030	-
bUpstart Network, Inc., L1721376, 23.35%, 09/16/26	2,000	300	78
bUpstart Network, Inc., L1721462, 19.22%, 09/16/24	9,366	9,266	-
bUpstart Network, Inc., L1721497, 16.37%, 09/16/26	7,735	7,675	-
bUpstart Network, Inc., L1721498, 16.34%, 09/16/24	4,657	4,618	-
bUpstart Network, Inc., L1721509, 11.2%, 09/16/26	19,241	19,145	-

bUpstart Network, Inc., L1721525, 24.83%, 09/16/24	5,556	5,499	-
bUpstart Network, Inc., L1721566, 14.24%, 09/16/24	7,455	7,391	-
bUpstart Network, Inc., L1721580, 17.18%, 09/16/26	1,451	1,440	-
bUpstart Network, Inc., L1721613, 17.32%, 09/16/26	7,257	7,202	-
bUpstart Network, Inc., L1721654, 16.43%, 09/16/24	2,335	2,315	-
bUpstart Network, Inc., L1721851, 22.85%, 09/16/24	1,071	1,059	-
bUpstart Network, Inc., L1722117, 23.46%, 09/16/26	9,726	9,665	-
bUpstart Network, Inc., L1722215, 9.39%, 09/16/26	4,782	4,768	-
bUpstart Network, Inc., L1722234, 12.18%, 09/16/26	9,630	9,583	-
bUpstart Network, Inc., L1722286, 26.68%, 09/16/24	2,736	2,708	-
bUpstart Network, Inc., L1722493, 18.38%, 09/16/26	13,560	13,458	-
bUpstart Network, Inc., L1722523, 21.72%, 09/16/26	3,399	3,378	-
bUpstart Network, Inc., L1722528, 25.34%, 09/16/26	3,786	3,762	-
bUpstart Network, Inc., L1722547, 26.6%, 09/16/26	3,218	3,196	-
bUpstart Network, Inc., L1722689, 21.13%, 09/16/24	9,384	9,285	-
bUpstart Network, Inc., L1722725, 25.76%, 09/16/26	1,462	1,453	-
bUpstart Network, Inc., L1856891, 15.69%, 10/19/24	3,815	3,792	-
bUpstart Network, Inc., L1859672, 7.74%, 10/21/26	14,588	14,574	-
bUpstart Network, Inc., L1878535, 15.12%, 10/21/24	4,774	4,747	-
bUpstart Network, Inc., L1888076, 16.55%, 10/21/26	32,284	32,189	-
bUpstart Network, Inc., L1889041, 19.76%, 10/21/26	1,470	1,465	-
bUpstart Network, Inc., L1890567, 20.83%, 10/21/26	5,881	5,859	-
bUpstart Network, Inc., L1890666, 22.49%, 10/21/26	4,883	4,865	-
bUpstart Network, Inc., L1890702, 25.43%, 10/21/26	5,800	5,787	-
bUpstart Network, Inc., L1890756, 24.8%, 10/21/26	10,811	10,790	-
bUpstart Network, Inc., L1890791, 16.66%, 10/21/24	4,783	4,764	-
bUpstart Network, Inc., L1890828, 25.46%, 10/21/26	4,228	4,218	-
bUpstart Network, Inc., L1890870, 25.37%, 10/21/26	5,112	5,100	-
bUpstart Network, Inc., L1890899, 20.85%, 10/21/26	9,807	9,779	-
bUpstart Network, Inc., L1890908, 11.38%, 10/21/24	14,294	14,250	-
bUpstart Network, Inc., L1890982, 16.75%, 10/21/26	6,849	6,829	-
bUpstart Network, Inc., L1891061, 25.18%, 10/21/26	2,261	2,256	-
bUpstart Network, Inc., L1891064, 22.99%, 10/21/24	4,131	4,112	-
bUpstart Network, Inc., L1891077, 23.49%, 10/21/26	19,617	19,547	-
bUpstart Network, Inc., L1891145, 25.49%, 10/21/26	8,455	8,436	-
bUpstart Network, Inc., L1891212, 19.72%, 10/21/26	11,565	11,523	-
bUpstart Network, Inc., L1891401, 24.38%, 10/21/26	2,948	2,941	-
bUpstart Network, Inc., L1891449, 18.06%, 10/21/26	16,059	15,996	-
bUpstart Network, Inc., L1891523, 6.93%, 10/21/26	15,551	15,522	-
bUpstart Network, Inc., L1891692, 14.71%, 10/21/24	2,725	2,704	-
bUpstart Network, Inc., L1891794, 25.77%, 10/21/26	4,721	4,710	-
bUpstart Network, Inc., L1891901, 25.47%, 10/21/26	2,261	2,254	-
bUpstart Network, Inc., L1891976, 25.03%, 10/21/26	4,160	3,969	12
bUpstart Network, Inc., L1892072, 19.65%, 10/21/26	5,390	5,370	-
bUpstart Network, Inc., L1892098, 20.43%, 10/21/26	10,590	10,559	-
bUpstart Network, Inc., L1892162, 19.36%, 10/21/24	7,621	7,581	-
bUpstart Network, Inc., L1892165, 18.68%, 10/21/24	6,705	6,681	-
bUpstart Network, Inc., L1892172, 23.12%, 10/21/26	3,240	3,232	-
bUpstart Network, Inc., L1892234, 27.37%, 10/21/26	11,809	11,784	-
bUpstart Network, Inc., L1892391, 22.31%, 10/21/26	978	972	-
bUpstart Network, Inc., L1892599, 22.22%, 10/21/26	2,944	2,936	-
bUpstart Network, Inc., L1892628, 19.64%, 10/21/24	4,313	4,298	-
bUpstart Network, Inc., L1892694, 20.11%, 10/21/26	5,845	5,818	-
bUpstart Network, Inc., L1892737, 13.13%, 10/21/26	1,058	1,052	-
bUpstart Network, Inc., L1892907, 23.54%, 10/21/26	8,499	8,466	-
bUpstart Network, Inc., L1892951, 14.33%, 10/21/26	4,682	4,666	-
bUpstart Network, Inc., L1893006, 25.5%, 10/21/26	8,652	8,632	-
bUpstart Network, Inc., L1893014, 5.85%, 10/21/24	2,372	2,366	-
bUpstart Network, Inc., L1893140, 24.95%, 10/21/26	1,966	1,961	-
bUpstart Network, Inc., L1893435, 18.88%, 10/21/24	2,874	2,864	-
bUpstart Network, Inc., L1893536, 16.96%, 10/21/24	4,779	4,754	-
bUpstart Network, Inc., L1893569, 25.34%, 10/21/26	7,214	7,184	-
bUpstart Network, Inc., L1893727, 17.94%, 10/21/24	1,628	1,621	-
bUpstart Network, Inc., L1893776, 14.15%, 10/21/26	26,018	25,944	-
bUpstart Network, Inc., L1893967, 14.49%, 10/21/26	1,924	1,919	-
bUpstart Network, Inc., L1893975, 17.21%, 10/21/26	10,570	10,540	-
bUpstart Network, Inc., L1894090, 22.26%, 10/21/26	17,542	17,354	-
bUpstart Network, Inc., L1894129, 19.51%, 10/21/26	3,227	3,212	-
bUpstart Network, Inc., L1894153, 14.72%, 10/21/26	14,169	14,149	-
bUpstart Network, Inc., L1894225, 6.03%, 10/21/24	33,218	33,168	-
bUpstart Network, Inc., L1894309, 13.29%, 10/21/24	3,340	3,333	-
bUpstart Network, Inc., L1894414, 14.79%, 10/21/26	7,036	7,026	-
bUpstart Network, Inc., L1894449, 25.43%, 10/21/26	33,878	33,747	-
bUpstart Network, Inc., L1894457, 10.23%, 10/21/24	3,618	3,612	-
bUpstart Network, Inc., L1894604, 22.32%, 10/21/26	5,923	5,909	-
bUpstart Network, Inc., L1894936, 16.25%, 10/21/26	5,869	5,840	-
bUpstart Network, Inc., L1895049, 13.93%, 10/21/24	4,774	4,753	-
bUpstart Network, Inc., L1895096, 19.8%, 10/21/26	9,888	9,395	12
bUpstart Network, Inc., L1895099, 24.25%, 10/21/26	4,716	4,707	-
bUpstart Network, Inc., L1895185, 23.97%, 10/21/24	4,713	4,693	-
bUpstart Network, Inc., L1895456, 21.95%, 10/21/26	4,955	4,732	12
bUpstart Network, Inc., L1895507, 22.08%, 10/21/26	12,651	12,600	-
bUpstart Network, Inc., L1895533, 25.35%, 10/21/26	4,817	4,806	-
bUpstart Network, Inc., L1895590, 20.46%, 10/21/26	10,394	10,363	-
bUpstart Network, Inc., L1895754, 11.97%, 10/21/24	2,860	2,854	-
bUpstart Network, Inc., L1895825, 11.61%, 10/21/24	6,672	6,657	-
bUpstart Network, Inc., L1896010, 25.54%, 10/21/26	2,261	2,256	-
bUpstart Network, Inc., L1896072, 25.44%, 10/21/26	3,441	3,433	-
bUpstart Network, Inc., L1896094, 25.49%, 10/21/26	7,692	7,354	12
bUpstart Network, Inc., L1985791, 12.67%, 11/10/24	2,392	2,382	-
bUpstart Network, Inc., L1992755, 25.36%, 11/10/26	1,586	1,577	-
bUpstart Network, Inc., L1996396, 25.34%, 11/10/26	2,280	2,267	-
bUpstart Network, Inc., L2000658, 11.67%, 11/10/26	17,972	17,913	-
bUpstart Network, Inc., L2008161, 25.72%, 11/10/26	7,336	7,296	-

bUpstart Network, Inc., L2008662, 19.85%, 11/10/24	4,896	4,867	-
bUpstart Network, Inc., L2010485, 11.01%, 11/10/26	9,873	9,842	-
bUpstart Network, Inc., L2010804, 24.21%, 11/10/26	14,865	14,782	-
bUpstart Network, Inc., L2010871, 25.45%, 11/10/26	991	986	-
bUpstart Network, Inc., L2011550, 25.55%, 11/10/26	6,245	6,211	-
bUpstart Network, Inc., L2011682, 21.35%, 11/10/26	5,942	5,906	-
bUpstart Network, Inc., L2012751, 20.27%, 11/10/26	11,880	11,805	-
bUpstart Network, Inc., L2015136, 8.39%, 11/10/24	36,187	36,076	-
bUpstart Network, Inc., L2015455, 21.53%, 11/10/26	1,156	1,147	-
bUpstart Network, Inc., L2015584, 17.41%, 11/10/26	39,075	38,815	-
bUpstart Network, Inc., L2015667, 18.25%, 11/10/26	1,990	1,985	-
bUpstart Network, Inc., L2015678, 12.54%, 11/10/24	9,768	9,731	-
bUpstart Network, Inc., L2015725, 22.82%, 11/10/26	1,576	1,566	-
bUpstart Network, Inc., L2015741, 18.37%, 11/10/26	7,916	7,878	-
bUpstart Network, Inc., L2015796, 24.12%, 11/10/26	6,441	6,405	-
bUpstart Network, Inc., L2015837, 15.63%, 11/10/24	15,842	15,739	-
bUpstart Network, Inc., L2015856, 10.58%, 11/10/24	7,321	7,301	-
bUpstart Network, Inc., L2015858, 25.48%, 11/10/26	6,444	6,408	-
bUpstart Network, Inc., L2015861, 9.46%, 11/10/26	9,375	9,360	-
bUpstart Network, Inc., L2015870, 19.02%, 11/10/26	1,485	1,475	-
bUpstart Network, Inc., L2015880, 20.5%, 11/10/26	43,563	43,300	-
bUpstart Network, Inc., L2015997, 10.83%, 11/10/26	6,911	6,889	-
bUpstart Network, Inc., L2016090, 15.07%, 11/10/26	12,851	12,784	-
bUpstart Network, Inc., L2016091, 20.97%, 11/10/26	4,951	4,920	-
bUpstart Network, Inc., L2016119, 23.12%, 11/10/24	3,137	3,112	-
bUpstart Network, Inc., L2016122, 25.2%, 11/10/26	3,965	3,942	-
bUpstart Network, Inc., L2016124, 17.83%, 11/10/26	6,925	6,880	-
bUpstart Network, Inc., L2016139, 16.33%, 11/10/24	19,562	19,437	-
bUpstart Network, Inc., L2016181, 10.7%, 11/10/26	4,927	4,911	-
bUpstart Network, Inc., L2016209, 12.12%, 11/10/24	2,930	2,919	-
bUpstart Network, Inc., L2016218, 25.12%, 11/10/26	4,932	4,903	-
bUpstart Network, Inc., L2016288, 25.3%, 11/10/26	8,921	8,872	-
bUpstart Network, Inc., L2016377, 24.27%, 11/10/26	7,928	7,884	-
bUpstart Network, Inc., L2016381, 25.48%, 11/10/26	2,776	2,760	-
bUpstart Network, Inc., L2016414, 24.87%, 11/10/26	991	986	-
bUpstart Network, Inc., L2016429, 20.87%, 11/10/26	24,726	24,570	-
bUpstart Network, Inc., L2016434, 12.5%, 11/10/26	5,927	5,909	-
bUpstart Network, Inc., L2016450, 15.84%, 11/10/26	7,614	7,574	-
bUpstart Network, Inc., L2016472, 22.49%, 11/10/26	11,392	11,323	-
bUpstart Network, Inc., L2016525, 22.77%, 11/10/26	6,895	6,853	-
bUpstart Network, Inc., L2016538, 16.85%, 11/10/26	4,352	4,341	-
bUpstart Network, Inc., L2016549, 14.78%, 11/10/26	5,924	5,907	-
bUpstart Network, Inc., L2016577, 10.96%, 11/10/24	1,953	1,947	-
bUpstart Network, Inc., L2016590, 24.9%, 11/10/26	2,379	2,366	-
bUpstart Network, Inc., L2016591, 22.73%, 11/10/26	4,953	4,923	-
bUpstart Network, Inc., L2016701, 25.37%, 11/10/26	2,974	2,957	-
bUpstart Network, Inc., L2016727, 18.9%, 11/10/26	9,402	9,357	-
bUpstart Network, Inc., L2016728, 9.29%, 11/10/24	6,830	6,810	-
bUpstart Network, Inc., L2016733, 9.09%, 11/10/24	9,438	9,405	-
bUpstart Network, Inc., L2016784, 21.44%, 11/10/24	1,959	1,948	-
bUpstart Network, Inc., L2016796, 23.07%, 11/10/26	3,170	3,152	-
bUpstart Network, Inc., L2016805, 10.63%, 11/10/26	8,885	8,856	-
bUpstart Network, Inc., L2016819, 23.01%, 11/10/24	1,960	1,949	-
bUpstart Network, Inc., L2016823, 21.79%, 11/10/26	3,993	3,977	-
bUpstart Network, Inc., L2016835, 23.96%, 11/10/26	11,891	11,824	-
bUpstart Network, Inc., L2016861, 14.32%, 11/10/26	16,308	16,263	-
bUpstart Network, Inc., L2016863, 13.15%, 11/10/26	4,940	4,926	-
bUpstart Network, Inc., L2016917, 6.51%, 11/10/24	8,285	8,266	-
bUpstart Network, Inc., L2016919, 23.32%, 11/10/24	1,366	1,355	-
bUpstart Network, Inc., L2016934, 25.28%, 11/10/26	1,085	1,081	-
bUpstart Network, Inc., L2016939, 21.52%, 11/10/24	3,000	1,765	23
bUpstart Network, Inc., L2016960, 25.39%, 11/10/26	1,090	1,084	-
bUpstart Network, Inc., L2016976, 17.93%, 11/10/28	3,478	3,474	-
bUpstart Network, Inc., L2016991, 11.7%, 11/10/24	6,236	6,211	-
bUpstart Network, Inc., L2017051, 8.87%, 11/10/24	6,814	6,793	-
bUpstart Network, Inc., L2017093, 16.12%, 11/10/24	1,174	1,166	-
bUpstart Network, Inc., L2017112, 25.4%, 11/10/26	4,272	4,240	-
bUpstart Network, Inc., L2017153, 21.1%, 11/10/26	7,184	7,133	-
bUpstart Network, Inc., L2017166, 25.5%, 11/10/26	5,708	5,760	-
bUpstart Network, Inc., L2017173, 8.57%, 11/10/24	1,073	1,070	-
bUpstart Network, Inc., L2017215, 26.46%, 11/10/26	5,949	5,917	-
bUpstart Network, Inc., L2017241, 24.96%, 11/10/26	1,487	1,479	-
bUpstart Network, Inc., L2017277, 24.63%, 11/10/26	1,982	1,971	-
bUpstart Network, Inc., L2017313, 25.23%, 11/10/26	4,361	4,338	-
bUpstart Network, Inc., L2017314, 22.8%, 11/10/26	19,813	19,694	-
bUpstart Network, Inc., L2017320, 14.79%, 11/10/26	4,349	4,338	-
bUpstart Network, Inc., L2017330, 18.21%, 11/10/26	4,947	4,923	-
bUpstart Network, Inc., L2017334, 21.37%, 11/10/26	13,864	13,782	-
bUpstart Network, Inc., L2017358, 13.33%, 11/10/24	2,247	2,239	-
bUpstart Network, Inc., L2017361, 25.31%, 11/10/26	3,469	3,450	-
bUpstart Network, Inc., L2017365, 19.49%, 11/10/26	29,694	29,504	-
bUpstart Network, Inc., L2017404, 17.67%, 11/10/26	16,027	15,948	-
bUpstart Network, Inc., L2017406, 14.45%, 11/10/24	6,354	6,331	-
bUpstart Network, Inc., L2017432, 16.76%, 11/10/26	3,561	3,543	-
bUpstart Network, Inc., L2017439, 25.42%, 11/10/26	4,710	4,677	-
bUpstart Network, Inc., L2017487, 16.92%, 11/10/26	2,958	2,942	-
bUpstart Network, Inc., L2017555, 23.63%, 11/10/26	6,936	6,897	-
bUpstart Network, Inc., L2017556, 25.05%, 11/10/26	3,866	3,844	-
bUpstart Network, Inc., L2017584, 14.88%, 11/10/26	8,897	8,849	-
bUpstart Network, Inc., L2017612, 26.77%, 11/10/26	5,652	5,622	-
bUpstart Network, Inc., L2017658, 23.16%, 11/10/26	3,270	3,251	-
bUpstart Network, Inc., L2017667, 9.13%, 11/10/24	1,659	1,654	-
bUpstart Network, Inc., L2017754, 20.54%, 11/10/26	30,049	39,355	-
bUpstart Network, Inc., L2017770, 21.95%, 11/10/26	4,000	2,351	23

bUpstart Network, Inc., L2017772, 25.23%, 11/10/26	6,146	6,112	-
bUpstart Network, Inc., L2017782, 13.67%, 11/10/24	3,112	3,098	-
bUpstart Network, Inc., L2017795, 13.15%, 11/10/26	4,940	4,926	-
bUpstart Network, Inc., L2017801, 23.42%, 11/10/24	1,176	1,167	-
bUpstart Network, Inc., L2017826, 23.88%, 11/10/26	6,936	6,897	-
bUpstart Network, Inc., L2017957, 18.16%, 11/10/24	979	976	-
bUpstart Network, Inc., L2018006, 14.87%, 11/10/24	1,955	1,942	-
bUpstart Network, Inc., L2018047, 20.39%, 11/10/26	990	985	-
bUpstart Network, Inc., L2018057, 20.23%, 11/10/26	19,711	19,586	-
bUpstart Network, Inc., L2018074, 23.36%, 11/10/26	5,945	5,911	-
bUpstart Network, Inc., L2018078, 25.62%, 11/10/26	3,965	3,944	-
bUpstart Network, Inc., L2018079, 16.83%, 11/10/26	14,836	14,761	-
bUpstart Network, Inc., L2018138, 24.93%, 11/10/26	2,279	2,271	-
bUpstart Network, Inc., L2018147, 23.34%, 11/10/26	15,870	15,761	-
bUpstart Network, Inc., L2018168, 21.66%, 11/10/26	11,884	11,811	-
bUpstart Network, Inc., L2018179, 19.72%, 11/10/26	4,949	4,918	-
bUpstart Network, Inc., L2018199, 22.27%, 11/10/26	9,905	9,847	-
bUpstart Network, Inc., L2018203, 25.33%, 11/10/26	1,487	1,479	-
bUpstart Network, Inc., L2018213, 25.8%, 11/10/26	17,845	17,748	-
bUpstart Network, Inc., L2018233, 7.02%, 11/10/24	7,312	7,295	-
bUpstart Network, Inc., L2018236, 23.72%, 11/10/26	4,100	4,085	-
bUpstart Network, Inc., L2018241, 25.23%, 11/10/26	2,181	2,169	-
bUpstart Network, Inc., L2018248, 24.88%, 11/10/26	2,775	2,760	-
bUpstart Network, Inc., L2018288, 10.67%, 11/10/26	14,856	14,834	-
bUpstart Network, Inc., L2018339, 13.97%, 11/10/24	5,375	5,356	-
bUpstart Network, Inc., L2018362, 20.61%, 11/10/26	2,970	2,952	-
bUpstart Network, Inc., L2018384, 24.86%, 11/10/28	6,924	6,903	-
bUpstart Network, Inc., L2018385, 12.32%, 11/10/26	21,730	21,665	-
bUpstart Network, Inc., L2018393, 21.57%, 11/10/24	5,879	5,831	-
bUpstart Network, Inc., L2018443, 13.86%, 11/10/24	1,661	1,655	-
bUpstart Network, Inc., L2018451, 9.36%, 11/10/24	9,757	9,729	-
bUpstart Network, Inc., L2018486, 23.79%, 11/10/26	19,818	19,735	-
bUpstart Network, Inc., L2018497, 25.37%, 11/10/26	11,697	11,633	-
bUpstart Network, Inc., L2050999, 11.63%, 11/24/24	2,441	2,439	-
bUpstart Network, Inc., L2095319, 10.08%, 11/24/24	8,766	8,757	-
bUpstart Network, Inc., L2101761, 19.04%, 11/24/26	3,464	3,456	-
bUpstart Network, Inc., L2107550, 15.75%, 11/24/26	2,966	2,965	-
bUpstart Network, Inc., L2109126, 22.97%, 11/24/24	3,256	3,236	-
bUpstart Network, Inc., L2109486, 16.75%, 11/24/26	11,869	11,865	-
bUpstart Network, Inc., L2109591, 22.25%, 11/24/26	19,811	19,793	-
bUpstart Network, Inc., L2109673, 25.31%, 11/24/26	8,302	8,283	-
bUpstart Network, Inc., L2109723, 14.71%, 11/24/26	44,085	44,059	-
bUpstart Network, Inc., L2110053, 19.71%, 11/24/26	7,424	7,407	-
bUpstart Network, Inc., L2110121, 7.71%, 11/24/24	19,499	19,474	-
bUpstart Network, Inc., L2110276, 22.36%, 11/24/24	1,470	1,466	-
bUpstart Network, Inc., L2110396, 25.33%, 11/24/26	4,534	4,530	-
bUpstart Network, Inc., L2110444, 21.83%, 11/24/24	2,940	2,932	-
bUpstart Network, Inc., L2110495, 25.48%, 11/24/26	1,085	1,084	-
bUpstart Network, Inc., L2110559, 17.14%, 11/24/24	4,358	4,347	-
bUpstart Network, Inc., L2110654, 25.99%, 11/24/26	2,776	2,775	-
bUpstart Network, Inc., L2110705, 24.88%, 11/24/26	13,678	13,671	-
bUpstart Network, Inc., L2110708, 20.56%, 11/24/26	6,139	6,126	-
bUpstart Network, Inc., L2110744, 17.28%, 11/24/26	2,968	2,967	-
bUpstart Network, Inc., L2110767, 25.12%, 11/24/26	18,716	18,681	-
bUpstart Network, Inc., L2110822, 16.22%, 11/24/24	944	941	-
bUpstart Network, Inc., L2110840, 20.27%, 11/24/26	4,931	4,806	-
bUpstart Network, Inc., L2110856, 17.62%, 11/24/24	6,388	6,383	-
bUpstart Network, Inc., L2110897, 15%, 11/24/26	34,599	34,532	-
bUpstart Network, Inc., L2110920, 20%, 11/24/26	13,261	13,226	-
bUpstart Network, Inc., L2110925, 12.01%, 11/24/26	29,629	29,600	-
bUpstart Network, Inc., L2110929, 8.44%, 11/24/24	4,351	4,346	-
bUpstart Network, Inc., L2110949, 25.25%, 11/24/26	2,776	2,774	-
bUpstart Network, Inc., L2110967, 19.28%, 11/24/26	9,436	9,407	-
bUpstart Network, Inc., L2110974, 22.6%, 11/24/26	4,953	4,949	-
bUpstart Network, Inc., L2110989, 18.58%, 11/24/26	6,927	6,910	-
bUpstart Network, Inc., L2111001, 22.12%, 11/24/26	1,981	1,979	-
bUpstart Network, Inc., L2111033, 18.33%, 11/24/24	1,957	1,954	-
bUpstart Network, Inc., L2111067, 18.81%, 11/24/26	1,253	1,249	-
bUpstart Network, Inc., L2111070, 20.97%, 11/24/26	3,474	3,475	-
bUpstart Network, Inc., L2111103, 25.8%, 11/24/26	2,578	2,577	-
bUpstart Network, Inc., L2111135, 21.95%, 11/24/24	3,920	3,914	-
bUpstart Network, Inc., L2111176, 25.44%, 11/24/26	3,863	3,861	-
bUpstart Network, Inc., L2111177, 25.59%, 11/24/26	7,336	7,333	-
bUpstart Network, Inc., L2111193, 8.01%, 11/24/24	14,629	14,611	-
bUpstart Network, Inc., L2111206, 25.46%, 11/24/26	1,983	1,982	-
bUpstart Network, Inc., L2111227, 22.37%, 11/24/26	2,774	2,771	-
bUpstart Network, Inc., L2111255, 22.67%, 11/24/26	6,934	6,929	-
bUpstart Network, Inc., L2111258, 12.56%, 11/24/24	1,461	1,459	-
bUpstart Network, Inc., L2111293, 9.98%, 11/24/26	12,647	12,657	-
bUpstart Network, Inc., L2111318, 8.45%, 11/24/24	8,735	8,723	-
bUpstart Network, Inc., L2111342, 25.1%, 11/24/26	1,586	1,585	-
bUpstart Network, Inc., L2111347, 14.3%, 11/24/26	2,965	2,963	-
bUpstart Network, Inc., L2111404, 25.42%, 11/24/26	4,956	4,954	-
bUpstart Network, Inc., L2111428, 15.89%, 11/24/26	4,944	4,935	-
bUpstart Network, Inc., L2111433, 19.56%, 11/24/26	4,949	4,938	-
bUpstart Network, Inc., L2111497, 17.5%, 11/24/26	14,839	14,815	-
bUpstart Network, Inc., L2111515, 13.17%, 11/24/26	5,906	5,901	-
bUpstart Network, Inc., L2111539, 8.17%, 11/24/26	7,891	7,887	-
bUpstart Network, Inc., L2111565, 25.49%, 11/24/26	2,175	2,173	-
bUpstart Network, Inc., L2111566, 15.86%, 11/24/26	4,937	4,928	-
bUpstart Network, Inc., L2111583, 25.78%, 11/24/26	4,759	4,757	-
bUpstart Network, Inc., L2111647, 16.92%, 11/24/26	10,618	10,185	-
bUpstart Network, Inc., L2111648, 14.96%, 11/24/24	2,151	2,146	-
bUpstart Network, Inc., L2111688, 25.07%, 11/24/26	2,478	2,477	-

bUpstart Network, Inc., L2111723, 6.93%, 11/24/24	3,899	3,896	-
bUpstart Network, Inc., L2111758, 16.63%, 11/24/26	39,561	39,547	-
bUpstart Network, Inc., L2111770, 23.69%, 11/24/26	9,909	9,901	-
bUpstart Network, Inc., L2111794, 11.5%, 11/24/24	9,692	9,679	-
bUpstart Network, Inc., L2111808, 23.39%, 11/24/26	3,123	3,118	-
bUpstart Network, Inc., L2111810, 15.22%, 11/24/24	1,855	1,848	-
bUpstart Network, Inc., L2111871, 21.35%, 11/24/26	3,800	3,635	9
bUpstart Network, Inc., L2111876, 10.7%, 11/24/26	14,808	14,791	-
bUpstart Network, Inc., L2111907, 16.75%, 11/24/26	2,967	2,962	-
bUpstart Network, Inc., L2111918, 22.67%, 11/24/26	19,713	19,690	-
bUpstart Network, Inc., L2111999, 18.81%, 11/24/26	12,370	12,341	-
bUpstart Network, Inc., L2112036, 13.1%, 11/24/26	1,482	1,481	-
bUpstart Network, Inc., L2112047, 22.06%, 11/24/26	5,867	5,856	-
bUpstart Network, Inc., L2112050, 20.55%, 11/24/26	5,941	5,934	-
bUpstart Network, Inc., L2112051, 15.48%, 11/24/26	14,830	14,803	-
bUpstart Network, Inc., L2112057, 25.5%, 11/24/26	3,767	3,765	-
bUpstart Network, Inc., L2112089, 5.82%, 11/24/24	24,361	24,334	-
bUpstart Network, Inc., L2112103, 24.86%, 11/24/26	5,551	5,542	-
bUpstart Network, Inc., L2112154, 26.32%, 11/24/26	9,297	9,292	-
bUpstart Network, Inc., L2112204, 18.12%, 11/24/26	5,442	5,434	-
bUpstart Network, Inc., L2112207, 9.52%, 11/24/26	12,631	12,628	-
bUpstart Network, Inc., L2112213, 22.37%, 11/24/26	6,934	6,928	-
bUpstart Network, Inc., L2112241, 25.52%, 11/24/26	4,957	4,954	-
bUpstart Network, Inc., L2112278, 25.28%, 11/24/26	5,749	5,747	-
bUpstart Network, Inc., L2112331, 15.71%, 11/24/24	1,956	1,951	-
bUpstart Network, Inc., L2112349, 25.4%, 11/24/26	9,913	9,908	-
bUpstart Network, Inc., L2112384, 19.48%, 11/24/26	2,969	2,966	-
bUpstart Network, Inc., L2112445, 15.34%, 11/24/26	2,966	2,960	-
bUpstart Network, Inc., L2112534, 11.65%, 11/24/26	27,848	27,820	-
bUpstart Network, Inc., L2160603, 24.28%, 12/16/26	3,200	3,193	-
bUpstart Network, Inc., L2167897, 15.66%, 12/17/24	3,000	3,021	-
bUpstart Network, Inc., L2190467, 13.35%, 12/16/26	5,500	5,497	-
bUpstart Network, Inc., L2211679, 14.71%, 12/16/24	30,000	29,922	-
bUpstart Network, Inc., L2214006, 22.76%, 12/17/26	1,500	1,497	-
bUpstart Network, Inc., L2216224, 8.42%, 12/16/24	5,300	5,295	-
bUpstart Network, Inc., L2229763, 9.3%, 12/16/24	1,000	999	-
bUpstart Network, Inc., L2230175, 23.37%, 12/16/26	3,300	3,327	-
bUpstart Network, Inc., L2233679, 10.15%, 12/16/26	6,500	6,500	-
bUpstart Network, Inc., L2236916, 25.5%, 12/16/26	4,000	4,034	-
bUpstart Network, Inc., L2238848, 20.03%, 12/16/26	25,000	25,196	-
bUpstart Network, Inc., L2244360, 20.77%, 12/17/26	1,500	1,498	-
bUpstart Network, Inc., L2250028, 23.42%, 12/16/24	4,600	4,593	-
bUpstart Network, Inc., L2250660, 23.02%, 12/16/26	4,500	4,489	-
bUpstart Network, Inc., L2251159, 19.93%, 12/17/26	3,100	3,123	-
bUpstart Network, Inc., L2251494, 22.87%, 12/16/26	2,800	2,823	-
bUpstart Network, Inc., L2256028, 20.74%, 12/17/26	6,000	6,044	-
bUpstart Network, Inc., L2256936, 11.09%, 12/16/26	20,000	19,984	-
bUpstart Network, Inc., L2257039, 14.56%, 12/16/26	4,000	4,016	-
bUpstart Network, Inc., L2259209, 12.08%, 12/16/24	5,000	5,023	-
bUpstart Network, Inc., L2259776, 16.46%, 12/16/24	7,000	7,047	-
bUpstart Network, Inc., L2260039, 8.53%, 12/16/26	10,000	10,025	-
bUpstart Network, Inc., L2260554, 13.52%, 12/16/26	7,000	7,028	-
bUpstart Network, Inc., L2260646, 11.94%, 12/16/24	5,500	5,525	-
bUpstart Network, Inc., L2260722, 18.02%, 12/16/26	3,000	2,994	-
bUpstart Network, Inc., L2260922, 19.74%, 12/16/26	7,000	6,980	-
bUpstart Network, Inc., L2261145, 25.49%, 12/16/26	2,200	2,219	-
bUpstart Network, Inc., L2261177, 16.49%, 12/16/26	6,500	6,537	-
bUpstart Network, Inc., L2261243, 24.3%, 12/16/26	9,400	9,462	-
bUpstart Network, Inc., L2261255, 17.42%, 12/16/26	40,000	40,234	-
bUpstart Network, Inc., L2261312, 23.85%, 12/16/26	3,000	2,993	-
bUpstart Network, Inc., L2261359, 15.03%, 12/16/24	4,000	4,020	-
bUpstart Network, Inc., L2261401, 6.66%, 12/16/24	10,000	10,022	-
bUpstart Network, Inc., L2261403, 22.96%, 12/16/26	24,000	24,196	-
bUpstart Network, Inc., L2261462, 16.62%, 12/16/26	3,300	3,319	-
bUpstart Network, Inc., L2261469, 19.7%, 12/16/26	3,200	3,194	-
bUpstart Network, Inc., L2261512, 19.6%, 12/16/26	10,000	9,988	-
bUpstart Network, Inc., L2261540, 8.28%, 12/16/24	6,500	6,494	-
bUpstart Network, Inc., L2261569, 20.96%, 12/16/24	2,500	2,495	-
bUpstart Network, Inc., L2261606, 19.86%, 12/16/24	6,000	6,042	-
bUpstart Network, Inc., L2261612, 13.93%, 12/16/26	2,000	2,008	-
bUpstart Network, Inc., L2261806, 16.6%, 12/16/24	3,000	2,993	-
bUpstart Network, Inc., L2261820, 15.32%, 12/16/26	49,683	49,985	-
bUpstart Network, Inc., L2261867, 18.76%, 12/16/26	2,500	2,515	-
bUpstart Network, Inc., L2261873, 19.04%, 12/16/26	2,800	2,797	-
bUpstart Network, Inc., L2261881, 15.86%, 12/16/24	6,000	6,030	-
bUpstart Network, Inc., L2261890, 11.17%, 12/16/26	15,000	14,988	-
bUpstart Network, Inc., L2261925, 16.82%, 12/16/24	2,200	2,195	-
bUpstart Network, Inc., L2261927, 19.86%, 12/16/26	1,000	1,007	-
bUpstart Network, Inc., L2261944, 17.86%, 12/16/26	1,100	1,099	-
bUpstart Network, Inc., L2261960, 23.46%, 12/16/24	3,400	3,390	-
bUpstart Network, Inc., L2262038, 19.07%, 12/16/26	7,000	7,042	-
bUpstart Network, Inc., L2262060, 13.31%, 12/16/24	3,500	3,495	-
bUpstart Network, Inc., L2262094, 15.17%, 12/16/26	5,000	4,998	-
bUpstart Network, Inc., L2262115, 20.57%, 12/16/26	2,600	2,618	-
bUpstart Network, Inc., L2262131, 19.12%, 12/16/24	6,000	6,042	-
bUpstart Network, Inc., L2262151, 23.18%, 12/16/26	21,800	21,979	-
bUpstart Network, Inc., L2262178, 15.67%, 12/16/24	7,000	6,982	-
bUpstart Network, Inc., L2262180, 17.1%, 12/16/26	5,000	4,993	-
bUpstart Network, Inc., L2262190, 25.35%, 12/16/26	4,100	4,135	-
bUpstart Network, Inc., L2262203, 18.36%, 12/16/26	10,500	10,478	-
bUpstart Network, Inc., L2262249, 16.91%, 12/16/26	7,000	7,040	-
bUpstart Network, Inc., L2262271, 20.02%, 12/16/26	10,000	10,070	-
bUpstart Network, Inc., L2262304, 17.3%, 12/16/26	13,000	13,076	-
bUpstart Network, Inc., L2262464, 10.33%, 12/16/26	7,000	6,994	-

bUpstart Network, Inc., L2262495, 23.13%, 12/16/26	2,800	2,793	-
bUpstart Network, Inc., L2262513, 25.9%, 12/17/26	7,000	6,988	-
bUpstart Network, Inc., L2262515, 23.26%, 12/16/26	44,600	44,966	-
bUpstart Network, Inc., L2262520, 19.39%, 12/16/26	5,400	5,437	-
bUpstart Network, Inc., L2262523, 21.5%, 12/16/24	1,400	1,397	-
bUpstart Network, Inc., L2262532, 20.65%, 12/16/26	13,000	13,103	-
bUpstart Network, Inc., L2262592, 25.43%, 12/16/26	1,200	1,199	-
bUpstart Network, Inc., L2262594, 18.44%, 12/16/26	1,000	1,006	-
bUpstart Network, Inc., L2262597, 16.24%, 12/16/24	4,400	4,389	-
bUpstart Network, Inc., L2262614, 13.43%, 12/16/24	10,000	10,048	-
bUpstart Network, Inc., L2262618, 22.7%, 12/16/26	1,100	1,106	-
bUpstart Network, Inc., L2262668, 24.03%, 12/16/26	3,300	3,327	-
bUpstart Network, Inc., L2262690, 13.04%, 12/16/26	8,500	8,533	-
bUpstart Network, Inc., L2262825, 7.69%, 12/16/26	15,000	15,035	-
bUpstart Network, Inc., L2263455, 18.85%, 12/16/26	11,000	11,075	-
bUpstart Network, Inc., L2263485, 24.71%, 12/16/26	2,000	2,017	-
bUpstart Network, Inc., L2263510, 21.37%, 12/16/26	2,800	2,820	-
bUpstart Network, Inc., L2263677, 23.33%, 12/16/26	15,000	14,964	-
bUpstart Network, Inc., L2263798, 11.32%, 12/17/26	26,900	26,883	-
bUpstart Network, Inc., L2264006, 13.57%, 12/17/26	10,000	9,996	-
bUpstart Network, Inc., L2264084, 12.97%, 12/16/26	2,200	2,199	-
bUpstart Network, Inc., L2264181, 23.38%, 12/16/24	1,300	1,312	-
bUpstart Network, Inc., L2264299, 16.22%, 12/16/24	4,200	4,190	-
bUpstart Network, Inc., L2264390, 14.9%, 12/16/24	3,000	3,015	-
bUpstart Network, Inc., L2264438, 21.8%, 12/16/26	5,000	4,995	-
bUpstart Network, Inc., L2264467, 18.83%, 12/16/26	21,400	21,546	-
bUpstart Network, Inc., L2264522, 23.4%, 12/16/26	25,000	24,940	-
bUpstart Network, Inc., L2264632, 8.24%, 12/16/26	20,000	19,994	-
bUpstart Network, Inc., L2264675, 23.95%, 12/16/26	20,000	19,953	-
bUpstart Network, Inc., L2264771, 25.35%, 12/16/26	1,900	1,896	-
bUpstart Network, Inc., L2264794, 9.82%, 12/16/26	15,000	14,999	-
bUpstart Network, Inc., L2264897, 22.07%, 12/16/26	9,500	9,569	-
bUpstart Network, Inc., L2264912, 20.76%, 12/16/26	4,000	4,028	-
bUpstart Network, Inc., L2264962, 22.17%, 12/16/28	3,300	3,315	-
bUpstart Network, Inc., L2265007, 9.44%, 12/16/24	1,500	1,505	-
bUpstart Network, Inc., L2265066, 18.81%, 12/16/26	5,000	5,034	-
bUpstart Network, Inc., L2265116, 25.37%, 12/16/26	1,600	1,597	-
bUpstart Network, Inc., L2265254, 24.22%, 12/16/26	5,400	5,388	-
bUpstart Network, Inc., L2265306, 18.91%, 12/16/24	5,000	5,035	-
bUpstart Network, Inc., L2265320, 18.67%, 12/16/26	1,000	999	-
bUpstart Network, Inc., L2265322, 11.78%, 12/17/26	4,200	4,198	-
bUpstart Network, Inc., L2265364, 8.65%, 12/16/24	5,000	5,016	-
bUpstart Network, Inc., L2265409, 21.36%, 12/16/26	5,000	5,036	-
bUpstart Network, Inc., L2265506, 16.32%, 12/16/26	13,500	13,558	-
bUpstart Network, Inc., L2265533, 19.85%, 12/16/26	10,000	10,070	-
bUpstart Network, Inc., L2265566, 11.83%, 12/16/26	15,000	15,056	-
bUpstart Network, Inc., L2265595, 17.99%, 12/16/26	1,000	999	-
bUpstart Network, Inc., L2265667, 19.73%, 12/16/24	20,000	20,141	-
bUpstart Network, Inc., L2265697, 23.5%, 12/16/26	3,000	3,025	-
bUpstart Network, Inc., L2265755, 11.99%, 12/16/26	8,000	7,994	-
bUpstart Network, Inc., L2265833, 20.21%, 12/16/24	1,500	1,511	-
bUpstart Network, Inc., L2265870, 19.27%, 12/16/26	10,000	10,061	-
bUpstart Network, Inc., L2265891, 23.63%, 12/16/24	3,800	3,789	-
bUpstart Network, Inc., L2265915, 9.6%, 12/16/24	3,000	2,998	-
bUpstart Network, Inc., L2265919, 26.09%, 12/17/26	2,500	2,522	-
bUpstart Network, Inc., L2265942, 25.35%, 12/16/26	5,500	5,546	-
bUpstart Network, Inc., L2266028, 25.49%, 12/16/26	15,100	15,067	-
bUpstart Network, Inc., L2266042, 17.15%, 12/16/24	8,700	8,759	-
bUpstart Network, Inc., L2266091, 16.62%, 12/16/26	10,000	9,985	-
bUpstart Network, Inc., L2266172, 21.62%, 12/16/26	3,500	3,491	-
bUpstart Network, Inc., L2266258, 21.36%, 12/16/26	5,500	5,544	-
bUpstart Network, Inc., L2266381, 25.31%, 12/16/26	2,000	2,017	-
bUpstart Network, Inc., L2266458, 23.68%, 12/16/26	1,300	1,311	-
bUpstart Network, Inc., L2266480, 10.61%, 12/17/26	3,500	3,498	-
bUpstart Network, Inc., L2266509, 24.1%, 12/17/26	1,900	1,896	-
bUpstart Network, Inc., L2266512, 9.35%, 12/16/24	27,100	27,078	-
bUpstart Network, Inc., L2266515, 8.1%, 12/16/26	7,500	7,498	-
bUpstart Network, Inc., L2266678, 14.84%, 12/16/26	13,000	12,995	-
bUpstart Network, Inc., L2266887, 15.02%, 12/16/26	7,000	7,039	-
bUpstart Network, Inc., L2266895, 23.57%, 12/16/26	4,000	4,033	-
bUpstart Network, Inc., L2266958, 25.5%, 12/16/26	1,100	1,098	-
bUpstart Network, Inc., L2266985, 23.91%, 12/16/26	5,100	5,093	-
bUpstart Network, Inc., L2267025, 13.36%, 12/17/26	5,400	5,398	-
bUpstart Network, Inc., L2267064, 25.29%, 12/16/26	1,100	1,109	-
bUpstart Network, Inc., L2267070, 13.82%, 12/16/26	5,000	4,998	-
bUpstart Network, Inc., L2267104, 27.38%, 12/16/26	4,800	4,791	-
bUpstart Network, Inc., L2267192, 25.29%, 12/17/26	2,100	2,096	-
bUpstart Network, Inc., L2267258, 25.45%, 12/17/26	4,600	4,641	-
bUpstart Network, Inc., L2267269, 8.51%, 12/17/26	15,000	15,038	-
bUpstart Network, Inc., L2267275, 19%, 12/17/26	7,000	6,993	-
bUpstart Network, Inc., L2267343, 7.39%, 12/17/24	1,500	1,505	-
bUpstart Network, Inc., L2267347, 8.86%, 12/17/24	2,000	1,999	-
bUpstart Network, Inc., L2267364, 20.36%, 12/17/26	2,200	2,197	-
bUpstart Network, Inc., L2267371, 23.36%, 12/17/26	1,300	1,297	-
bUpstart Network, Inc., L2267445, 24.36%, 12/17/26	12,000	12,104	-
bUpstart Network, Inc., L2267510, 13.34%, 12/17/26	10,800	10,796	-
bUpstart Network, Inc., L2267539, 27.34%, 12/17/26	5,400	5,391	-
bUpstart Network, Inc., L2267659, 25.42%, 12/17/26	2,100	2,118	-
bUpstart Network, Inc., L2267672, 9.07%, 12/17/24	2,200	2,207	-
bUpstart Network, Inc., L2267793, 22.13%, 12/17/24	5,900	5,884	-
bUpstart Network, Inc., L2267796, 24.73%, 12/17/26	3,400	3,396	-
bUpstart Network, Inc., L2267799, 18.33%, 12/17/26	7,000	6,993	-
bUpstart Network, Inc., L2267802, 26.75%, 12/17/26	4,900	4,892	-
bUpstart Network, Inc., L2267803, 15.27%, 12/17/26	5,400	5,423	-

bUpstart Network, Inc., L2267833, 24.72%, 12/17/26	1,400	1,411	-
bUpstart Network, Inc., L2267853, 25.14%, 12/17/26	2,600	2,595	-
bUpstart Network, Inc., L2267867, 24.95%, 12/17/26	10,000	9,981	-
bUpstart Network, Inc., L2267899, 15.39%, 12/17/26	10,000	10,043	-
bUpstart Network, Inc., L2267902, 16.76%, 12/17/26	12,700	12,757	-
bUpstart Network, Inc., L2267913, 17.09%, 12/17/26	5,000	5,023	-
bUpstart Network, Inc., L2267939, 17.47%, 12/17/26	2,700	2,697	-
bUpstart Network, Inc., L2267967, 19.43%, 12/17/26	15,000	15,122	-
bUpstart Network, Inc., L2268022, 13.34%, 12/17/24	2,000	1,998	-
bUpstart Network, Inc., L2268043, 21.67%, 12/17/26	50,000	49,929	-
bUpstart Network, Inc., L2268053, 20.24%, 12/17/24	8,300	8,276	-
bUpstart Network, Inc., L2268079, 20.72%, 12/17/26	4,000	3,991	-
bUpstart Network, Inc., L2268096, 8.29%, 12/17/26	24,000	23,995	-
bUpstart Network, Inc., L2268106, 25.26%, 12/17/26	22,600	22,799	-
bUpstart Network, Inc., L2268164, 18.3%, 12/17/26	6,000	6,042	-
bUpstart Network, Inc., L2268167, 11.62%, 12/17/26	3,800	3,798	-
bUpstart Network, Inc., L2268185, 21.7%, 12/17/24	3,700	3,734	-
bUpstart Network, Inc., L2268204, 14.83%, 12/17/24	1,000	1,005	-
bUpstart Network, Inc., L2268221, 18.86%, 12/17/26	2,400	2,398	-
bUpstart Network, Inc., L2268227, 9.32%, 12/17/24	8,500	8,529	-
bUpstart Network, Inc., L2268244, 25.64%, 12/17/26	8,300	8,373	-
bUpstart Network, Inc., L2268276, 21.79%, 12/17/24	5,000	4,986	-
bUpstart Network, Inc., L2268401, 25.14%, 12/17/26	3,400	3,394	-
bUpstart Network, Inc., L2268468, 25.32%, 12/17/26	3,500	3,531	-
bUpstart Network, Inc., L2268486, 25.17%, 12/17/26	1,800	1,814	-
bUpstart Network, Inc., L2268488, 24.71%, 12/17/26	5,500	5,543	-
bUpstart Network, Inc., L2268631, 8.37%, 12/17/26	7,000	7,018	-
bUpstart Network, Inc., L2268637, 14.78%, 12/17/26	6,600	6,628	-
bUpstart Network, Inc., L2268700, 9.56%, 12/17/26	4,000	4,011	-
bUpstart Network, Inc., L2268702, 21.51%, 12/17/26	6,600	6,655	-
bUpstart Network, Inc., L2268708, 19.88%, 12/17/26	5,000	5,036	-
bUpstart Network, Inc., L2268724, 5.97%, 12/17/24	6,400	6,397	-
bUpstart Network, Inc., L2268745, 20.6%, 12/17/26	4,400	4,432	-
bUpstart Network, Inc., L2268916, 9.12%, 12/17/26	7,000	7,018	-
bUpstart Network, Inc., L2268926, 20.65%, 12/17/26	27,000	27,198	-
bUpstart Network, Inc., L2268969, 7.2%, 12/17/24	3,500	3,508	-
bUpstart Network, Inc., L2269004, 11.83%, 12/17/26	13,000	13,051	-
bUpstart Network, Inc., L2269008, 9%, 12/17/26	14,500	14,499	-
bUpstart Network, Inc., L2269061, 14.52%, 12/17/26	4,500	4,519	-
bUpstart Network, Inc., L2269100, 10.48%, 12/17/24	6,000	5,991	-
bUpstart Network, Inc., L2269154, 12.96%, 12/17/26	20,000	20,081	-
bUpstart Network, Inc., L2269156, 9.26%, 12/17/24	2,000	2,007	-
bUpstart Network, Inc., L2269180, 15.1%, 12/17/26	4,500	4,499	-
bUpstart Network, Inc., L2269188, 14.18%, 12/17/26	5,400	5,423	-
bUpstart Network, Inc., L2269221, 11.91%, 12/17/24	1,500	1,498	-
bUpstart Network, Inc., L2269231, 7.89%, 12/17/24	20,000	20,064	-
bUpstart Network, Inc., L2269238, 17.64%, 12/17/24	1,000	1,007	-
bUpstart Network, Inc., L2269259, 8.25%, 12/17/26	3,000	2,999	-
bUpstart Network, Inc., L2269322, 25.3%, 12/17/26	2,900	2,895	-
bUpstart Network, Inc., L2269335, 24.65%, 12/17/26	2,400	2,421	-
bUpstart Network, Inc., L2269383, 23.1%, 12/17/26	4,000	3,992	-
bUpstart Network, Inc., L2269403, 7.47%, 12/17/26	15,000	14,996	-
bUpstart Network, Inc., L2269419, 17%, 12/17/26	10,000	9,980	-
bUpstart Network, Inc., L2269424, 8.98%, 12/17/26	11,000	10,999	-
bUpstart Network, Inc., L2269551, 13.05%, 12/17/24	2,500	2,512	-
bUpstart Network, Inc., L2269566, 25.42%, 12/17/26	5,800	5,790	-
bUpstart Network, Inc., L2269577, 10.94%, 12/17/26	948	948	-
bUpstart Network, Inc., L2269599, 7.84%, 12/17/24	2,700	2,698	-
bUpstart Network, Inc., L2269612, 24.24%, 12/17/26	3,500	3,530	-
bUpstart Network, Inc., L2269665, 16.5%, 12/17/26	16,300	16,279	-
bUpstart Network, Inc., L2269672, 24.89%, 12/17/26	6,200	6,254	-
bUpstart Network, Inc., L2269673, 24.46%, 12/17/26	1,000	998	-
bUpstart Network, Inc., L2269703, 21.08%, 12/17/26	3,500	3,492	-
bUpstart Network, Inc., L2269792, 12.02%, 12/17/24	7,000	6,991	-
bUpstart Network, Inc., L2269795, 25.35%, 12/17/26	3,900	3,893	-
bUpstart Network, Inc., L2269803, 24.56%, 12/17/26	14,000	13,973	-
bUpstart Network, Inc., L2269834, 25.17%, 12/17/26	1,400	1,412	-
bUpstart Network, Inc., L2269890, 5.16%, 12/17/24	2,000	1,999	-
bUpstart Network, Inc., L2269986, 11.35%, 12/17/26	8,500	8,495	-
bUpstart Network, Inc., L2269989, 15.72%, 12/17/26	30,000	30,176	-
bUpstart Network, Inc., L2270002, 11.76%, 12/17/26	4,500	4,497	-
bUpstart Network, Inc., L2270069, 9.27%, 12/17/26	6,500	6,500	-
bUpstart Network, Inc., L2270105, 17.48%, 12/17/26	2,000	2,012	-
bUpstart Network, Inc., L2270132, 20.75%, 12/17/26	1,500	1,501	-
bUpstart Network, Inc., L2270141, 5.94%, 12/17/24	5,000	5,011	-
bUpstart Network, Inc., L2270155, 14.46%, 12/17/26	50,000	49,987	-
bUpstart Network, Inc., L2270209, 25.15%, 12/17/26	2,100	2,118	-
bUpstart Network, Inc., L2270265, 18.3%, 12/17/26	2,000	2,012	-
bUpstart Network, Inc., L2270374, 7.34%, 12/17/24	4,000	3,999	-
bUpstart Network, Inc., L2270387, 13.84%, 12/17/24	4,500	4,530	-
bUpstart Network, Inc., L2270388, 25.02%, 12/17/26	1,500	1,513	-
bUpstart Network, Inc., L2270469, 12.65%, 12/17/26	3,500	3,514	-
bUpstart Network, Inc., L2270498, 25.87%, 12/17/26	11,300	11,280	-
bUpstart Network, Inc., L2270546, 18.98%, 12/17/24	5,000	5,036	-
bUpstart Network, Inc., L2270631, 21.07%, 12/17/26	11,800	11,887	-
bUpstart Network, Inc., L2270652, 17.8%, 12/17/26	2,800	2,797	-
bUpstart Network, Inc., L2270701, 13.05%, 12/17/24	2,500	2,512	-
bUpstart Network, Inc., L2270705, 12.61%, 12/17/26	10,000	9,995	-
bUpstart Network, Inc., L2270782, 17.78%, 12/17/26	3,300	3,320	-
bUpstart Network, Inc., L2270906, 9.12%, 12/17/26	6,000	6,016	-
bUpstart Network, Inc., L2270930, 20.12%, 12/17/24	6,700	6,680	-
bUpstart Network, Inc., L2270962, 25.74%, 12/17/26	3,500	3,531	-
bUpstart Network, Inc., L2270986, 24.74%, 12/17/26	1,000	999	-
bUpstart Network, Inc., L2271105, 9.17%, 12/17/26	34,000	34,089	-

bUpstart Network, Inc., L2271135, 7.67%, 12/17/24	2,000	1,998	-
bUpstart Network, Inc., L2271183, 9.8%, 12/17/24	2,500	2,509	-
	9,340,936	9,280,918

Total Marketplace Loans (Cost $23,421,674)	23,209,109	22,972,188

Asset-Backed Securities 10.0%
Capital Markets 0.0%†
pMerrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN,
4.227%, (1-month USD LIBOR + 4.125%), 7/25/34	United States	33,301	20,096

Diversified Financial Services 10.0%
f,h,pCarlyle Global Market Strategies CLO Ltd., 2014-1A, DR, 144A,
FRN, 2.722%, (3-month USD LIBOR + 2.6%), 4/17/31	United States	2,300,000	2,211,132
f,pCarlyle US CLO Ltd., 2017-4A, C, 144A, FRN, 2.924%, (3-month
USD LIBOR + 2.8%), 1/15/30	United States	1,000,000	965,436
f,qConsumer Loan Underlying Bond Certificate Issuer Trust I,
2018-29, PT, 144A, FRN, 27.577%, 12/15/43	United States	87,992	87,212
2019-26, PT, 144A, FRN, 20.731%, 8/15/44	United States	270,561	268,765
2019-31, PT, 144A, FRN, 20.721%, 9/15/44	United States	246,393	242,530
2019-37, PT, 144A, FRN, 21.346%, 10/17/44	United States	261,237	256,658
2019-42, PT, 144A, FRN, 20.866%, 11/15/44	United States	267,416	265,607
2019-51, PT, 144A, FRN, 16.892%, 1/15/45	United States	333,666	331,829
2019-52, PT, 144A, FRN, 16.224%, 1/15/45	United States	331,111	331,135
2019-S1, PT, 144A, FRN, 17.207%, 4/15/44	United States	173,000	168,997
2019-S2, PT, 144A, FRN, 13.641%, 5/16/44	United States	111,431	109,542
2019-S3, PT, 144A, FRN, 14.036%, 6/15/44	United States	373,106	368,914
2019-S4, PT, 144A, FRN, 13.972%, 8/15/44	United States	216,522	215,528
2019-S5, PT, 144A, FRN, 13.598%, 9/15/44	United States	223,315	221,646
2019-S6, PT, 144A, FRN, 12.299%, 10/17/44	United States	217,200	212,736
2019-S7, PT, 144A, FRN, 11.38%, 12/15/44	United States	195,342	192,377
2019-S8, PT, 144A, FRN, 10.684%, 1/15/45	United States	236,111	231,444
2020-2, PT, 144A, FRN, 16.149%, 3/15/45	United States	328,090	$327,104
2020-7, PT, 144A, FRN, 16.127%, 4/17/45	United States	191,505	188,612
f,h,pDryden 38 Senior Loan Fund, 2015-38A, DR, 144A, FRN, 3.124%,
(3-month USD LIBOR + 3%), 7/15/30	United States	2,500,000	2,500,026
f,h,pDryden 42 Senior Loan Fund, 2016-42A, CR, 144A, FRN, 2.174%,
(3-month USD LIBOR + 2.05%), 7/15/30	United States	2,400,000	2,387,056
f,h,pDryden 58 CLO Ltd., 2018-58A, C, 144A, FRN, 1.922%, (3-month
USD LIBOR + 1.8%), 7/17/31	United States	3,000,000	2,974,543
f,pMadison Park Funding XXXI Ltd., 2018-31A, D, 144A, FRN, 3.124%,
(3-month USD LIBOR + 3%), 1/23/31	United States	1,250,000	1,248,244
pMorgan Stanley ABS Capital I, Inc. Trust, 2003-NC10, B1, FRN,
5.053%, (1-month USD LIBOR + 4.95%), 10/25/33	United States	307,325	333,598
f,h,pOctagon Investment Partners XXII Ltd., 2014-1A, CRR, 144A, FRN,
2.028%, (3-month USD LIBOR + 1.9%), 1/22/30	United States	6,050,000	6,027,681
f,qProsper Pass-Thru Trust III,
2020-PT1, A, 144A, FRN, 8.796%, 3/15/26	United States	194,535	197,790
2020-PT2, A, 144A, FRN, 9.444%, 4/15/26	United States	213,777	210,118
2020-PT3, A, 144A, FRN, 7.183%, 5/15/26	United States	53,291	53,771
pStructured Asset Investment Loan Trust, 2003-BC2, M3, FRN,
4.977%, (1-month USD LIBOR + 4.875%), 4/25/33	United States	13,987	15,017
f,qUpgrade Master Pass-Thru Trust, 2019-PT2, A, 144A, FRN,
13.266%, 2/15/26	United States	192,834	197,002
f,pVoya CLO Ltd.,
h 2014-1A, BR2, 144A, FRN, 2.022%, (3-month USD LIBOR +
1.9%), 4/18/31	United States	1,300,000	1,289,212
2014-1A, CR2, 144A, FRN, 2.922%, (3-month USD LIBOR +
2.8%), 4/18/31	United States	500,000	474,100
h 2016-3A, CR, 144A, FRN, 3.372%, (3-month USD LIBOR +
3.25%), 10/18/31	United States	2,000,000	1,938,845
			27,044,207
Total Asset-Backed Securities (Cost $26,476,542)			27,064,303

Commercial Mortgage-Backed Securities 1.2%
Diversified Financial Services 0.1%
qCommercial Mortgage Trust, 2006-GG7, AJ, FRN, 6.012%, 7/10/38	United States	194,980	164,107
Thrifts & Mortgage Finance 1.1%
hCitigroup Commercial Mortgage Trust, 2015-GC27, A5, 3.137%,
2/10/48	United States	1,520,000	1,584,141
hJPMBB Commercial Mortgage Securities Trust, 2015-C28, A4,
3.227%, 10/15/48	United States	1,410,000	1,473,170
			3,057,311
Total Commercial Mortgage-Backed Securities (Cost $3,164,689)			3,221,418

Mortgage-Backed Securities 16.5%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.1%
gFHLMC Gold Pools, 15 Year, 5%, 12/01/23	United States	53,788	55,503
gFHLMC Gold Pools, 20 Year, 6.5%, 8/01/27	United States	92,854	102,563
gFHLMC Gold Pools, 30 Year, 3.5%, 12/01/48	United States	2,269,431	2,401,115
gFHLMC Gold Pools, 30 Year, 3.5%, 3/01/45	United States	12,111	12,948
gFHLMC Gold Pools, 30 Year, 4%, 5/01/48	United States	1,741,876	$1,863,665
gFHLMC Gold Pools, 30 Year, 6%, 7/01/28 - 11/01/36	United States	260,026	295,638
gFHLMC Gold Pools, 30 Year, 6.5%, 3/01/38	United States	6,537	7,357
gFHLMC Gold Pools, 30 Year, 7%, 9/01/27	United States	33,116	35,610
gFHLMC Gold Pools, 30 Year, 8.5%, 7/01/31	United States	105,287	118,641
gFHLMC Pool, 15 Year, 2.5%, 9/01/35	United States	3,453,241	3,571,079
			8,464,119
rFederal National Mortgage Association (FNMA) Adjustable Rate 0.0%	†
gFNMA, 1.665% - 1.803%, (6-month USD LIBOR +/- MBS Margin),
6/01/32 - 7/01/34	United States	134,788	135,492
			135,492

Federal National Mortgage Association (FNMA) Fixed Rate 11.7%
gFNMA, 3.5%, 7/01/56	United States	475,052	515,618
gFNMA, 15 Year, 2%, 9/01/35	United States	1,070,438	1,097,216
gFNMA, 15 Year, 3%, 8/01/27	United States	4,485	4,697
gFNMA, 15 Year, 3.5%, 1/01/26	United States	7,218	7,605
gFNMA, 20 Year, 4.5%, 5/01/24 - 9/01/29	United States	20,836	22,304
gFNMA, 30 Year, 2.5%, 9/01/50	United States	4,738,804	4,841,954
gFNMA, 30 Year, 3%, 10/01/50	United States	3,396,567	3,521,545
gFNMA, 30 Year, 3.5%, 1/01/45 - 6/01/45	United States	553,083	594,207
gFNMA, 30 Year, 4%, 10/01/47	United States	2,544,955	2,726,461
gFNMA, 30 Year, 4%, 11/01/44 - 1/01/48	United States	784,346	847,632
gFNMA, 30 Year, 4.5%, 3/01/44	United States	630	676
gFNMA, 30 Year, 5%, 5/01/38 - 7/01/39	United States	185,461	209,897
gFNMA, 30 Year, 5.5%, 6/01/37	United States	147,351	168,666
gFNMA, 30 Year, 6%, 4/01/33 - 6/01/38	United States	355,708	411,757
gFNMA, 30 Year, 6.5%, 8/01/32	United States	60,958	70,281
sFNMA, Single-family, 15 Year, 2%, 1/25/37	United States	4,653,000	4,764,691
sFNMA, Single-family, 30 Year, 2%, 1/25/52	United States	3,931,000	3,919,195
sFNMA, Single-family, 30 Year, 2.5%, 1/25/52	United States	7,700,000	7,856,444
			31,580,846
Government National Mortgage Association (GNMA) Fixed Rate 1.7%
gGNMA I, Single-family, 30 Year, 6.5%, 6/15/31 - 12/15/33	United States	199,343	218,885
sGNMA II, Single-family, 30 Year, 2%, 1/15/52	United States	1,554,000	1,568,151
sGNMA II, Single-family, 30 Year, 2.5%, 1/15/52	United States	1,539,000	1,576,151
gGNMA II, Single-family, 30 Year, 3.5%, 12/20/49	United States	1,088,689	1,133,927
gGNMA II, Single-family, 30 Year, 7%, 1/20/24 - 1/20/29	United States	12,924	14,150
gGNMA II, Single-family, 30 Year, 8%, 1/20/28 - 10/20/31	United States	52,038	59,988
			4,571,252
Total Mortgage-Backed Securities (Cost $44,533,476)			44,751,709

Residential Mortgage-Backed Securities 1.2%
Thrifts & Mortgage Finance 1.2%
h,pFNMA Connecticut Avenue Securities,
2017-C03, 1M2, FRN, 3.103%, (1-month USD LIBOR + 3%),
10/25/29	United States	1,742,415	1,784,551
2017-C05, 1M2, FRN, 2.303%, (1-month USD LIBOR + 2.2%),
1/25/30	United States	1,400,732	$1,426,059
			3,210,610
Total Residential Mortgage-Backed Securities (Cost $3,233,179)			3,210,610
Total Long Term Investments (Cost $398,355,809)			397,912,833

Short Term Investments 3.3%
	Country	Shares	Value
Money Market Funds 3.3%
t,uInstitutional Fiduciary Trust - Money Market Portfolio, 0.01%	United States	8,882,237	8,882,237
Total Money Market Funds (Cost $8,882,237)			8,882,237
Total Short Term Investments (Cost $8,882,237)			8,882,237

Total Investments (Cost $407,238,046) 150.4%			$406,795,070
Reverse Repurchase Agreements (12.4)%			(33,448,122)
vCredit Facility (30.7)%			(83,000,000)
Other Assets, less Liabilities (7.3)%			(19,910,122)
Net Assets 100.0%			$270,436,826

	Amount
	Borrowed	Payable
wReverse Repurchase Agreements (12.4)%
Counterparty UBS AG, 0.48%, 1/07/22	$1,459,656	$(1,461,991)
Counterparty UBS AG, 0.48%, 1/07/22	$1,355,292	$(1,357,460)
Counterparty UBS AG, 0.6%, 1/07/22	$1,076,250	$(1,078,402)
Counterparty UBS AG, 0.6%, 1/07/22	$1,303,125	$(1,305,731)
Counterparty UBS AG, 0.6%, 1/07/22	$1,030,500	$(1,032,561)
Counterparty UBS AG, 0.6%, 1/07/22	$1,002,375	$(1,004,380)
Counterparty UBS AG, 0.6%, 1/07/22	$1,153,750	$(1,156,058)
Counterparty UBS AG, 0.6%, 1/07/22	$1,035,000	$(1,037,070)
Counterparty UBS AG, 0.6%, 1/07/22	$1,239,375	$(1,241,854)
Counterparty UBS AG, 0.6%, 1/07/22	$1,289,750	$(1,292,330)
Counterparty UBS AG, 0.6%, 1/07/22	$1,430,625	$(1,433,486)
Counterparty UBS AG, 0.6%, 1/07/22	$1,087,500	$(1,089,675)
Counterparty UBS AG, 0.88%, 1/07/22	$861,998	$(864,526)
Counterparty UBS AG, 0.88%, 1/07/22	$1,419,250	$(1,423,413)
Counterparty UBS AG, 0.88%, 1/07/22	$1,105,109	$(1,108,351)
Counterparty UBS AG, 0.88%, 1/07/22	$2,400,000	$(2,407,040)
Counterparty UBS AG, 0.88%, 1/07/22	$2,040,046	$(2,046,030)
Counterparty UBS AG, 0.88%, 1/07/22	$4,827,900	$(4,842,062)
Counterparty UBS AG, 0.88%, 1/07/22	$849,877	$(852,370)
Counterparty UBS AG, 1.23%, 1/07/22	$1,600,000	$(1,606,560)
Counterparty UBS AG, 1.23%, 1/07/22	$1,791,227	$(1,798,572)
Counterparty UBS AG, 1.23%, 1/07/22	$2,000,000	$(2,008,200)
Total Reverse Repurchase Agreements (Proceeds $33,358,605)		$(33,448,122)

*	The principal amount is stated in U.S. dollars unless otherwise indicated.
†	Rounds to less than 0.1% of net assets.
a	Non-income producing.
b	Fair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.
c	See Note 11 regarding restricted securities.
d	Income may be received in additional securities and/or cash.
e	Perpetual security with no stated maturity date.
f	Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2021, the aggregate value of these securities was $170,494,030, representing 63.0% of net assets.
g	A portion or all of the security is pledged as collateral in connection with the Fund’s revolving credit facility.
h	A portion or all of the security is designated as collateral for reverse repurchase agreements.
i	See Note 9 regarding credit risk and defaulted securities.
j	The coupon rate shown represents the rate at period end.
k	See Note 1(e) regarding senior floating rate interests.
l	A portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of the settlement and will be based upon a reference index/floor plus a spread.
m	A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
n	See Note 12 regarding unfunded loan commitments.
o	See Note 1(f) regarding Marketplace Lending.
p	The coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.
q	Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.
r	Adjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).
s	Security purchased on a to-be-announced (TBA) basis. See Note 1(c).
t	See Note 5(c) regarding investments in affiliated management investment companies.
u	The rate shown is the annualized seven-day effective yield at period end.
v	See Note 3 regarding Credit Facility.
w	See Note 4 regarding reverse repurchase agreements.

Additional financial disclosures are included in the notes to financial statements of the Fund's annual report and should be read in conjunction with this report.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Limited Duration Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary statement of investments, of Franklin Limited Duration Income Trust (the "Fund") as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021, the period April 1, 2017 through December 31, 2017 and the year ended March 31, 2017 (included in Item 1 of this Form N-CSR) and the statement of investments (included in Item 6 of this Form N-CSR) as of December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021, the period April 1, 2017 through December 31, 2017 and the year ended March 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

We have also previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the statements of investments, of Franklin Limited Duration Income Trust as of December 31, 2020, 2019, 2018 and 2017, March 31, 2017, 2016, 2015, 2014, 2013, and 2012, and the related statements of operations for the years ended December 31, 2020, 2019, and 2018, for the period of April 1, 2017 through December 31, 2017, and for the years ended March 31, 2017, 2016, 2015, 2014, 2013 and 2012, the statements of changes in net assets for the years ended December 31, 2019 and 2018, for the period of April 1, 2017 through December 31, 2017, and for the years ended March 31, 2017, 2016, 2015, 2014, 2013 and 2012 and the statements of cash flows for the years ended December 31, 2020, 2019 and 2018 (none of which are presented herein), and we expressed unqualified opinions on the those financial statements. In our opinion, the information set forth in the Senior Securities Table of Franklin Limited Duration Income Trust for each of the four years in the period ended December 31, 2021, for the period of April 1, 2017 through December 31, 2017, and for each of the six years in the period ended March 31, 2017 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.
RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Franklin Advisers, Inc. (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).
*
Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the investment manager’s evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service
Certain of the Investment Manager’s clients’ accounts are separate accounts or funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy. These accounts include certain client accounts managed by Franklin Templeton Investment Solutions (“FTIS”), a business unit of the Investment Manager that are managed systematically to either (i) track a specified securities index (including but not limited to exchange traded funds (“ETFs”)) or (ii) seek to achieve other stated investment objectives.
In the case of accounts managed to track an index, the primary criteria for determining whether a security should be included (or continue to be included) in an investment portfolio is whether such security is a representative component of the securities index that the account is seeking to track.  For other systematically-managed accounts that do not track a specific index, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines ( the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s Compliance.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in
situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. Each issue is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.
7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9. The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
13. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit and compliance groups.
15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:
a.    A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.    A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.    Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.    Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
The ISS proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/voting-policies/.
The Glass Lewis proxy voting guidelines can be found at: https://www.glasslewis.com/voting-policies-current/.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a)(1) As of February 28, 2022, the portfolio managers of the Fund are as follows:

Sonal Desai, Ph.D, Glenn I. Voyles, CFA,
Justin G. MA, CFA and  David Yuen,
CFA, FRM,
serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Ms. Desai
has been a portfolio manager of the Fund since December 2018. She joined Franklin Templeton in 2009.

Mr. Voyles
has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton in 1993.

Mr. Ma
has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton in 2006.

Mr. Yuen
has been a portfolio manager of the Fund since 2019. He joined Franklin Templeton in 1988.

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Sonal Desai	11	13,856.8	11	3,835.0	1	331.1
Glenn Voyles	4	4,222.9	5	1,402.7	2	66.3
Justin G. Ma	5	2,531.1	2	1.2	N/A	N/A
David Yuen	13	14,655.8	10	2,235.6	5	4,264.9

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.
The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and
Franklin Templeton
guidelines
.
Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary
  Each portfolio manager is paid a base salary.
Annual bonus
  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager.
The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders.
The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines.
The following factors are generally used in determining bonuses under the plan:

•

Investment performance.
Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.
The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•

Responsibilities.
The
characteristics and complexity of funds managed by the
portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation
  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.
The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Sonal Desai	None
David Yuen	None
Justin G. Ma	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and
Affiliated Purchasers.  N/A

Item 10
. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.
The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.
Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.
(b) Changes in Internal Controls.
There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                                         N/A

Item 13. Exhibits.

(a) (1)
Code of Ethics

codeofethics

(a) (2)
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section302

(b)
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section906

(c)
Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit section19b

(d)
Consent of Independent Registered Public Accounting Firm

Consent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Limited Duration Income Trust

By S\MATTHEW T. HINKLE______________________
      Matthew T. Hinkle
      Chief Executive Officer – Finance and Administration
Date February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE______________________
      Matthew T. Hinkle
      Chief Executive Officer – Finance and Administration
Date February 28, 2022

By S\Christopher Kings________________________
     Christopher Kings
     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date February 28, 2022